       AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 2009.
                                                             FILE NOS. 333-65965
                                                                       811-09003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            Pre-Effective Amendment No.                          [ ]

                           Post-Effective Amendment No. 35                       [X]


                                     and/or

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. 37                               [X]


                        (Check Appropriate Box or Boxes)

                                  ------------

                         VARIABLE ANNUITY ACCOUNT SEVEN
                           (Exact Name of Registrant)


                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               (Name of Depositor)

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (800) 871-2000


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)


                                175 WATER STREET


                               NEW YORK, NY 10038

              (Address of Guarantor's Principal Offices) (Zip Code)

        Guarantor's Telephone Number, including Area Code: (212) 770-7000


                             MALLARY L. REZNIK, ESQ.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on July 27, 2009 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: (i) Units of interest in Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT SEVEN

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
1.   Cover Page..............................   Cover Page
2.   Definitions.............................   Glossary
3.   Synopsis................................   Highlights; Fee Tables; Portfolio
                                                Expenses; Examples
4.   Condensed Financial Information.........   Appendix - Condensed Financial
                                                Information
5.   General Description of Registrant,
     Depositor and Portfolio Companies.......   The Polaris II A-Class Platinum
                                                Series/Polaris II A-Class/Polaris II
                                                Asset Manager Variable Annuity; Other
                                                Information
6.   Deductions..............................   Expenses
7.   General Description of Variable Annuity
     Contracts...............................   The Polaris II A-Class Platinum
                                                Series/Polaris II A-Class/Polaris II
                                                Asset Manager Variable Annuity;
                                                Purchasing a Polaris II A-Class
                                                Platinum Series/Polaris II A-
                                                Class/Polaris II Asset Manager
                                                Variable Annuity; Investment Options
8.   Annuity Period..........................   Annuity Income Options
9.   Death Benefit...........................   Death Benefits
10.  Purchases and Contract Value............   Purchasing a Variable Annuity
                                                Contract
11.  Redemptions.............................   Access To Your Money
12.  Taxes...................................   Taxes
13.  Legal Proceedings.......................   Legal Proceedings
14.  Table of Contents of Statement of
     Additional Information..................   Table of Contents of  Statement of
                                                Additional Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

ITEM NUMBER
IN FORM N-4                                                    CAPTION
-----------                                                    -------
15.  Cover Page..............................   Cover Page
16.  Table of Contents.......................   Table of Contents
17.  General Information and History.........   The Polaris II A-Class Platinum
                                                Series/Polaris II A-Class/Polaris II
                                                Asset Manager Variable Annuity (P);
                                                Separate Account; General Account
                                                (P);
                                                Investment Options (P);
                                                Other Information (P)
18.  Services................................   Other Information (P)
19.  Purchase of Securities Being Offered....   Purchasing a Polaris II A-Class
                                                Platinum Series/Polaris II A-
                                                Class/Polaris II Asset Manager
                                                Variable Annuity (P)
20.  Underwriters............................   Distribution of Contracts
21.  Calculation of Performance Data.........   Performance Data
22.  Annuity Payments........................   Annuity Income Options (P);
                                                Income Payments; Annuity Unit Values
23.  Financial Statements....................   Depositor: Other Information (P);
                                                Financial Statements; Registrant:
                                                Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                  [POLARIS(II) A - CLASS PLATINUM SERIES LOGO]
                                   PROSPECTUS
                                  JULY 27, 2009


               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                               issued by Depositor

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               in connection with
                         VARIABLE ANNUITY ACCOUNT SEVEN


This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of American Funds Insurance Series, Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust.


UNDERLYING FUNDS:                    MANAGED BY:
     Aggressive Growth               Wells Capital Management Inc.
     Alliance Growth                 AllianceBernstein, L.P.
     American Funds Asset            Capital Research and Management Company
       Allocation(1)
     American Funds Global           Capital Research and Management Company
       Growth(1)
     American Funds Growth(1)        Capital Research and Management Company
     American Funds Growth-          Capital Research and Management Company
       Income(1)
     Asset Allocation                Edge Asset Management, Inc.
     Balanced(4)                     J.P. Morgan Investment Management Inc.
     Blue Chip Growth                SunAmerica Asset Management Corp.
     Capital Appreciation            Wellington Management Company, LLP
     Capital Growth                  OppenheimerFunds, Inc.
     Cash Management                 Columbia Management Advisors, LLC
     Corporate Bond                  Federated Investment Management Company
     Davis Venture Value             Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(2)        SunAmerica Asset Management Corp.
     Emerging Markets                Putnam Investment Management, LLC
     Equity Opportunities            OppenheimerFunds, Inc.
     Foreign Value                   Templeton Investment Counsel, LLC
     Franklin Income Securities      Franklin Advisers, Inc.
       Fund
     Franklin Templeton VIP          Franklin Templeton Services, LLC(4)
       Founding Funds Allocation
       Fund
     Fundamental Growth              Wells Capital Management Inc.
     Global Bond                     Goldman Sachs Asset Management International
     Global Equities                 J.P. Morgan Investment Management Inc.
     Government and Quality Bond     Wellington Management Company, LLP
     Growth                          Wellington Management Company, LLP
     Growth-Income                   AllianceBernstein, L.P.
     Growth Opportunities            Morgan Stanley Investment Management, Inc.(3)
     High-Yield Bond                 SunAmerica Asset Management Corp.
     International Diversified       Morgan Stanley Investment Management, Inc.(3)
       Equities
     International Growth & Income   Putnam Investment Management, LLC
     Lord Abbett Growth and Income   Lord, Abbett & Co. LLC
     Lord Abbett Mid Cap Value       Lord, Abbett & Co. LLC
     Marsico Focused Growth          Marsico Capital Management, LLC
     MFS Massachusetts Investors     Massachusetts Financial Services Company
       Trust(2)
     MFS Total Return                Massachusetts Financial Services Company
     Mid-Cap Growth                  J.P. Morgan Investment Management Inc.
     Natural Resources               Wellington Management Company, LLP
     Real Estate                     Davis Selected Advisers, L.P.
     Small & Mid Cap Value           AllianceBernstein, L.P.
     Small Company Value             Franklin Advisory Services, LLC
     Technology                      Columbia Management Advisors, LLC
     Telecom Utility                 Massachusetts Financial Services Company
     Total Return Bond               Pacific Investment Management Company LLC
     Van Kampen LIT Capital Growth,  Van Kampen Asset Management
       Class II Shares
     Van Kampen LIT Comstock, Class  Van Kampen Asset Management
       II Shares(2)
     Van Kampen LIT Growth and       Van Kampen Asset Management
       Income, Class II Shares



(1) Separate Investment of American Funds Insurance Series.

(2) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investor Trust is an equity fund seeking reasonable current income and long-term growth of capital and income. Van Kampen LIT Comstock, Class II Shares is an equity fund seeking capital growth and income.

(3) Morgan Stanley Investment Management, Inc. does business in certain circumstances using the name "Van Kampen."

(4) Franklin Templeton Services, LLC is the administrator of this fund of funds. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the underlying funds and the VIP Founding Fund's investment in the underlying funds.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 27, 2009. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



GLOSSARY...................................................................      3
HIGHLIGHTS.................................................................      4
FEE TABLE..................................................................      5
      Maximum Owner Transaction Expenses..................................       5
      Contract Maintenance Fee............................................       5
      Separate Account Annual Expenses....................................       5
      Additional Optional Feature Fees....................................       5
         Optional MarketLock Income Plus Fee...............................      5
         Optional MarketLock For Life Fee..................................      5
      Underlying Fund Expenses............................................       5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................      7
THE POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY...................      8
PURCHASING A POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY..........      8
      Allocation of Purchase Payments.....................................       9
      Accumulation Units..................................................      10
      Right to Examine....................................................      10
      Exchange Offers.....................................................      10
      Important Information for Military Servicemembers...................      10
INVESTMENT OPTIONS.........................................................     11
      Variable Portfolios.................................................      11
         American Funds Insurance Series...................................     11
         Anchor Series Trust...............................................     11
         Franklin Templeton Variable Insurance Products Trust..............     11
         Lord Abbett Series Fund, Inc......................................     11
         SunAmerica Series Trust...........................................     11
         Van Kampen Life Investment Trust..................................     11
      Substitution, Addition or Deletion of Variable Portfolios...........      13
      Fixed Accounts......................................................      13
      Dollar Cost Averaging Fixed Accounts................................      13
      Dollar Cost Averaging Program.......................................      14
      Polaris Portfolio Allocator Program.................................      14
      Transfers During the Accumulation Phase.............................      16
      Automatic Asset Rebalancing Program.................................      18
      Voting Rights.......................................................      19
ACCESS TO YOUR MONEY.......................................................     19
      Systematic Withdrawal Program.......................................      19
      Minimum Contract Value..............................................      20
      Qualified Contract Owners...........................................      20
OPTIONAL LIVING BENEFITS...................................................     20
      MarketLock Income Plus..............................................      20
      MarketLock For Life.................................................      26
      Additional Information About the Optional Living Benefits...........      31
DEATH BENEFITS.............................................................     33
      Death Benefit Defined Terms.........................................      34
      Spousal Continuation................................................      35
EXPENSES...................................................................     35
      Separate Account Expenses...........................................      35
      Underlying Fund Expenses............................................      38
      Contract Maintenance Fee............................................      38
      Transfer Fee........................................................      38
      Optional Living Benefits Fees.......................................      38
      Optional MarketLock Income Plus Fee.................................      38
      Optional MarketLock For Life Fee....................................      38
      Premium Tax.........................................................      38
      Income Taxes........................................................      39
      Reduction or Elimination of Fees, Expenses
               and Additional Amounts Credited.............................     39
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT...................     39
ANNUITY INCOME OPTIONS.....................................................     40
      Annuity Date........................................................      40
      Annuity Income Options..............................................      41
      Fixed or Variable Annuity Income Payments...........................      41
      Annuity Income Payments.............................................      41
      Transfers During the Income Phase...................................      42
      Deferment of Payments...............................................      42
TAXES......................................................................     42
      Annuity Contracts in General........................................      42
      Tax Treatment of Distributions - Non-Qualified Contracts............      43
      Tax Treatment of Distributions - Qualified Contracts................      43
      Required Minimum Distributions......................................      44
      Tax Treatment of Death Benefits.....................................      45
      Tax Treatment of Optional Living Benefits...........................      45
      Contracts Owned by a Trust or Corporation...........................      45
      Gifts, Pledges and/or Assignments of a Contract.....................      45
      Diversification and Investor Control................................      46
OTHER INFORMATION..........................................................     46
      The Distributor.....................................................      46
      The Company.........................................................      46
      The Separate Account................................................      47
      The General Account.................................................      48
      Financial Statements................................................      48
      Administration......................................................      49
      Legal Proceedings...................................................      49
      Registration Statements.............................................      49
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...................     50
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................    A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.................    B-1
APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES.............................    C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY................    D-1
APPENDIX E - IMPORTANT INFORMATION FOR CONTRACTS ISSUED PRIOR TO JANUARY 1,
  2007.....................................................................    E-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms applicable to any given transaction or request received by us.

GROSS PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it. Gross Purchase Payments do not reflect the reduction of the sales charge.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").



NYSE - New York Stock Exchange



OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


PURCHASE PAYMENTS - The portion of your Gross Purchase Payments which we invest in your contract. We calculate this amount by deducting the applicable sales charge from your Gross Purchase Payments.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the American Funds Insurance Series, Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) A-Class Platinum Series Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request plus any sales charges we deducted. The amount refunded may be more or less than your original Gross Purchase Payment. We will return your original Purchase Payment if required by state law. PLEASE SEE PURCHASING A POLARIS(II) A-CLASS PLATINUM SERIES VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct separate account charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. We apply an up-front sales charge against Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount. PLEASE SEE FEE TABLE IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract for an additional fee. These living benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. In addition, some of these benefits can provide a guaranteed income stream that may last as long as you live. PLEASE SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE

(as a percentage of each Gross Purchase
  Payment)(2)............................   5.75%


MAXIMUM WITHDRAWAL CHARGES

(as a percentage of each Gross Purchase
  Payment)(3)............................   0.50%


TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(4).......................................  $35 per year

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

  Separate Account Fee............................           0.85%
                                                             -----
     Total Separate Account Annual Expenses.......           0.85%
                                                             =====



ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the following optional living benefits below:

OPTIONAL MARKETLOCK INCOME PLUS FEE
(calculated as a percentage of the Income Base)(5)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.95%
For Two Covered Persons...........................           1.35%




OPTIONAL MARKETLOCK FOR LIFE FEE
(calculated as a percentage of the Income Base)(6)

NUMBER OF COVERED PERSONS                               ANNUALIZED FEE
-------------------------                            --------------------
For One Covered Person............................           0.70%
For Two Covered Persons...........................           0.95%




UNDERLYING FUND EXPENSES

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND
EXPENSES(7)                         MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Trust assets, including
management fees, 12b-1 fees, if
applicable, and other expenses)..    0.53%     1.66%


FOOTNOTES TO THE FEE TABLE


(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.


(2) Your Gross Purchase Payment may qualify for a reduced sales charge. PLEASE SEE EXPENSES SECTION BELOW.

                                              SALES CHARGE AS A
INVESTMENT AMOUNT (AS DEFINED IN SALES       PERCENTAGE OF GROSS
CHARGE SECTION)                           PURCHASE PAYMENT INVESTED
--------------------------------------    -------------------------
Less than $50,000.......................             5.75%
$50,000 but less than $100,000..........             4.75%
$100,000 but less than $250,000.........             3.50%
$250,000 but less than $500,000.........             2.50%
$500,000 but less than $1,000,000.......             2.00%
$1,000,000 or more......................             0.50%




(3) A withdrawal charge of 0.50% applies only to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level, if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal.

(4) The contract maintenance fee may be waived if contract value is $50,000 or more. The fee is deducted on a pro rata basis from your contract value on your contract anniversary.

(5) MarketLock Income Plus is an optional guaranteed minimum withdrawal benefit. The initial Income Base is equal to the first Gross Purchase Payment. The Income Base is increased by subsequent Gross Purchase Payments received in years 1-5, capped at the first contract year's Gross Purchase Payments, adjusted for excess withdrawals during the applicable period. On each contract anniversary during the first 5 years, the Income Base is increased to the greater of (a) or (b), where (a) is the highest contract anniversary value (including Gross Purchase Payments received in years 1-5, capped at the first contract year's Gross Purchase Payments, less Gross Purchase Payments in excess of the annual cap in contract years 2-5 and all Gross Purchase Payments after the first 5 contract years) and (b) is the current Income Base plus an additional amount, if eligible; and adjusted for excess withdrawals during the applicable period. On the 12th contract anniversary, the Income Base will be increased to at least 200% of the Gross Purchase Payments made in the first contract year, provided no withdrawals are taken prior to that anniversary. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. Excess withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.

(6) MarketLock For Life is an optional guaranteed minimum withdrawal benefit. The initial Income Base is equal to the first Gross Purchase Payment. The Income Base is increased by subsequent Gross Purchase Payments received in years 1-5, capped at the first contract year's Gross Purchase Payments, adjusted for excess withdrawals during the applicable period. On each contract anniversary during the first 5 years, the Income Base in increased to the greater of (a) or (b), where (a) in the highest contract anniversary value (including Gross Purchase Payments received in years 1-5, capped at the first year's Gross Purchase Payments, less Gross Purchase Payments in excess of the annual cap in contract year's 2-5 and all Gross Purchase Payments after the first 5 years) and (b) is the current Income Base; adjusted for excess withdrawals during the applicable period. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. Excess withdrawals refer to amounts exceeding the maximum annual amount available at the time of the withdrawal under this feature.

(7) The maximum expense is for an Underlying Fund of SunAmerica Series Trust, as of its fiscal year ended January 31, 2009. The minimum expense is for an Underlying Fund of American Funds Insurance Series Trust as of its fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 0.85%, the optional MarketLock Income Plus feature (1.35%), and investment in an Underlying Fund with total expenses of 1.66%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $946      $1,699     $2,468     $4,467


(2) If you do not surrender or annuitize your contract at the end of the applicable time period(4):

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $946      $1,699     $2,468     $4,467




MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 0.85%, no election of optional features and investment in an Underlying Fund with total expenses of 0.53%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $712      $1,001     $1,312     $2,190


(2) If you do not surrender or annuitize your contract at the end of the applicable time period:

1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $712      $1,001     $1,312     $2,190


EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume Separate Account fees as indicated and that no transfer fees were imposed. A maximum sales charge of 5.75% is used in the Expense Examples because of the $10,000 investment amount. Your expenses may be lower if you are subject to a lower sales charge. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.


3. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.

4. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

5. If you purchased your contract prior to May 1, 2009, you may have elected certain optional benefits that are no longer being offered to new contract owners. Please see the Statement of Additional Information for details about those benefits, including applicable fees.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     THE POLARIS(II) A-CLASS PLATINUM SERIES
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Optional Living Benefit: If you elect an optional living benefit, the Company guarantees to provide a guaranteed income stream or other benefits in the event your contract value declines due to unfavorable investment performance.

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PURCHASING A POLARIS(II) A-CLASS PLATINUM
                             SERIES VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Gross Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Gross Purchase Payment.

The following chart shows the minimum initial and subsequent Gross Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                           GROSS PURCHASE         GROSS PURCHASE
                              PAYMENT                PAYMENT
-------------------------------------------------------------------
      Qualified                $2,000                  $250
-------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
-------------------------------------------------------------------




We reserve the right to refuse any Gross Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Gross Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Gross Purchase Payments greater than $250,000. Gross Purchase Payments that would cause total Gross Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE


We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Gross Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.


TERMINATION FOR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.


JOINT OWNERSHIP


We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.


DOMESTIC PARTNERS AND SAME-SEX SPOUSES





Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow Same-Sex Spouses to marry ("Same-Sex Spouses"). However, Domestic Partners and Same-Sex Spouses who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners and same-sex partners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.



ASSIGNMENT OF THE CONTRACT



You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


ALLOCATION OF PURCHASE PAYMENTS

A Purchase Payment is the portion of your Gross Purchase Payment which we invest in your contract after we deduct the sales charge.

In order to issue your contract, we must receive your initial Gross Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Gross Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Gross Purchase Payments. Thus, if we have deemed a broker-dealer our agent, a Gross Purchase Payment received by the broker-dealer will be priced as if the Gross Purchase Payment was received by us. However, if a broker-dealer is not deemed our agent, a Gross Purchase Payment received by the broker-dealer will not be priced until it is received by us.


An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Gross Purchase Payment is received before Market Close. If the initial Gross Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.



Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Gross Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Gross Purchase Payment. If we receive a Gross Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.


Gross Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:


SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330

Gross Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Gross Purchase Payments can only be accepted at the following address:


SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330


Delivery of Gross Purchase Payments to any other address will result in a delay in crediting your contract until the Gross Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Gross Purchase Payment from you on Wednesday which you allocate to the Variable Portfolio A. After we deduct the sales charge, the net amount to be invested of your Gross Purchase Payment is $23,562.50. We determine that the value of an Accumulation Unit for the Variable Portfolio A is $11.10 when the NYSE closes on Wednesday. We then divide $23,562.50 by $11.10 and credit your contract on Wednesday night with 2,122.747748 Accumulation Units for the Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center plus any sales charges we deducted. The amount refunded may be more or less than the amount you originally invested.

Certain states require us to return your Gross Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Gross Purchase Payments upon a free look. If your contract was issued in a state requiring return of Gross Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Gross Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.


You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2

     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST -- CLASS 3


     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").


     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2

     Franklin Advisers, Inc. is the investment adviser to Franklin Income Securities Fund.

     Franklin Templeton VIP Founding Funds Allocation Funds ("VIP Founding Funds") is structured as a fund-of-funds. A fund-of-funds invests in other underlying funds. Expenses for a fund-of-funds may be higher than that for other funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. The administrator for the VIP Founding Funds is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the underlying funds and the VIP Founding Fund's investment in the underlying funds. Each underlying fund of the VIP Founding Funds has its own investment adviser.

     Please see the Franklin Templeton Variable Insurance Products prospectus for details.

     LORD ABBETT SERIES FUND, INC. -- CLASS VC

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SUNAMERICA SERIES TRUST -- CLASS 3

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

     VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II

     Van Kampen Asset Management is the investment adviser to Van Kampen Life Investment Trust ("VKT").

           (PLEASE SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                                         MANAGED BY:                                      TRUST    ASSET CLASS
----------------                                         -----------                                     ------    -----------
Aggressive Growth                                        Wells Capital Management Inc.                   SAST      STOCK
Alliance Growth                                          AllianceBernstein, L.P.                         SAST      STOCK
American Funds Asset Allocation                          Capital Research and Management Company         AFIS      BALANCED
American Funds Global Growth                             Capital Research and Management Company         AFIS      STOCK
American Funds Growth                                    Capital Research and Management Company         AFIS      STOCK
American Funds Growth-Income                             Capital Research and Management Company         AFIS      STOCK
Asset Allocation                                         Edge Asset Management, Inc.                     AST       BALANCED
Balanced                                                 J.P. Morgan Investment Management Inc.          SAST      BALANCED
Blue Chip Growth                                         SunAmerica Asset Management Corp.               SAST      STOCK
Capital Appreciation                                     Wellington Management Company, LLP              AST       STOCK
Capital Growth                                           OppenheimerFunds, Inc.                          SAST      STOCK
Cash Management                                          Columbia Management Advisors, LLC               SAST      CASH
Corporate Bond                                           Federated Investment Management Company         SAST      BOND
Davis Venture Value                                      Davis Selected Advisers, L.P.                   SAST      STOCK
"Dogs" of Wall Street                                    SunAmerica Asset Management Corp.               SAST      STOCK
Emerging Markets                                         Putnam Investment Management, LLC               SAST      STOCK
Equity Opportunities                                     OppenheimerFunds, Inc.                          SAST      STOCK
Foreign Value                                            Templeton Investment Counsel, LLC               SAST      STOCK
Franklin Income Securities Fund                          Franklin Advisers, Inc.                         FTVIPT    BALANCED
Franklin Templeton VIP Founding Funds Allocation Fund    Franklin Templeton Services, LLC                FTVIPT    BALANCED
Fundamental Growth                                       Wells Capital Management Inc.                   SAST      STOCK
Global Bond                                              Goldman Sachs Asset Management International    SAST      BOND
Global Equities                                          J.P. Morgan Investment Management Inc.          SAST      STOCK
Government and Quality Bond                              Wellington Management Company, LLP              AST       BOND
Growth                                                   Wellington Management Company, LLP              AST       STOCK
Growth-Income                                            AllianceBernstein, L.P.                         SAST      STOCK
Growth Opportunities                                     Morgan Stanley Investment Management, Inc.      SAST      STOCK
High-Yield Bond                                          SunAmerica Asset Management Corp.               SAST      BOND
International Diversified Equities                       Morgan Stanley Investment Management, Inc.      SAST      STOCK
International Growth & Income                            Putnam Investment Management, LLC               SAST      STOCK
Lord Abbett Growth and Income                            Lord, Abbett & Co. LLC                          LASF      STOCK
Lord Abbett Mid Cap Value                                Lord, Abbett & Co. LLC                          LASF      STOCK
Marsico Focused Growth                                   Marsico Capital Management, LLC                 SAST      STOCK
MFS Massachusetts Investors Trust                        Massachusetts Financial Services Company        SAST      STOCK
MFS Total Return                                         Massachusetts Financial Services Company        SAST      BALANCED
Mid-Cap Growth                                           J.P. Morgan Investment Management Inc.          SAST      STOCK
Natural Resources                                        Wellington Management Company, LLP              AST       STOCK
Real Estate                                              Davis Selected Advisers, L.P.                   SAST      STOCK
Small & Mid Cap Value                                    AllianceBernstein, L.P.                         SAST      STOCK
Small Company Value                                      Franklin Advisory Services, LLC                 SAST      STOCK
Technology                                               Columbia Management Advisors, LLC               SAST      STOCK
Telecom Utility                                          Massachusetts Financial Services Company        SAST      STOCK
Total Return Bond                                        Pacific Investment Management Company LLC       SAST      BOND
Van Kampen LIT Capital Growth, Class II Shares           Van Kampen Asset Management                     VKT       STOCK
Van Kampen LIT Comstock, Class II Shares                 Van Kampen Asset Management                     VKT       STOCK
Van Kampen LIT Growth and Income, Class II Shares        Van Kampen Asset Management                     VKT       STOCK



YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600, for the 12-month DCA Fixed Account ("1-Year DCA Fixed Account") is $1,200 and the 24-month DCA Fixed Account ("2-Year DCA Fixed Account") is $2,400. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file. The 2-Year DCA Fixed Account may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.



DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM


The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.


We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.


If you choose to allocate subsequent Gross Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).


You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM

PROGRAM DESCRIPTION

This program may be offered to you at no additional cost to assist in diversifying your investment across various investment categories. The program allows you to invest in either one of the four Polaris Portfolio Allocator models ("Models") or in one of the four Sample Portfolios. Each Model and Sample Portfolio is comprised of a carefully selected combination of Variable Portfolios representing various investment categories. The Models allocate amongst the various asset classes to attempt to match certain combinations of investor's investment time horizon and risk tolerance. The Sample Portfolios allocate amongst the various investment categories and coincide with the recommended weightings for each Sample Portfolio's objective. Please consult your financial representative about investment in the program.

Your broker-dealer designs the Sample Portfolios. Your broker-dealer may have revenue sharing arrangements in place with the money managers that manage the Underlying Funds comprising the Sample Portfolios. Those arrangements are not related to the availability of the same Underlying Funds in this variable annuity. Information about your broker-dealer's revenue sharing arrangements can be obtained from your financial representative or by visiting the broker-dealer's website.

ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM


You may enroll in the program by selecting the Model or Sample Portfolio on the investment election form. You and your financial representative should determine the Model or

Sample Portfolio most appropriate for you based on your financial needs, risk tolerance and investment horizon. You may request to discontinue the use of a Model or Sample Portfolio by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Model or Sample Portfolio through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in either one Model or one Sample Portfolio at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in a Model or Sample Portfolio. Investment outside of the Sample Portfolios is prohibited. If you attempt to split your investment in one or more Models, your investment may no longer be consistent with the Model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Model, such an investment may no longer be consistent with the model's intended objectives. You can transfer 100% of your investment from one Model or Sample Portfolio to a different Model or Sample Portfolio at any time.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Model or Sample Portfolio unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Model or Sample Portfolio, your investment may no longer be consistent with the Model's or Sample Portfolio's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

REBALANCING THE POLARIS PORTFOLIO ALLOCATOR MODELS AND THE SAMPLE PORTFOLIOS

You can elect to have your investment in the Model or Sample Portfolio rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Model or Sample Portfolio you selected.

With respect to the Models, if you choose to make investments outside of the Model, only those Variable Portfolios within the Model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Model cannot be rebalanced if you wish to maintain your current Model.

Over time, the Model or Sample Portfolio you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Model or Sample Portfolio rebalanced at least annually, then your investment may no longer be consistent with the Model or Sample Portfolio's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change. You should consult your financial representative about how to keep your Model or Sample Portfolio's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the Models no longer are consistent with their original investment goals.


If you elect an optional living benefit, you may elect a model that complies with the investment requirements of the optional living benefit and your model will be rebalanced quarterly. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM

The Models and Sample Portfolios are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Model or Sample Portfolio should be revised or whether it remains appropriate to invest in accordance with any particular Model or Sample Portfolio.

The program does not guarantee greater or more consistent returns. Future market and investment category performance may differ from the historical performance upon which the Models and Sample Portfolios may have been built. Also, allocation to a single investment category may outperform a Model or Sample Portfolio, so that you could have been better off investing in a single investment category than in a Model or Sample Portfolio. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single investment category. Further, there can be no assurance that any Variable Portfolio chosen for a particular Model or Sample Portfolio will perform well or that its performance will closely reflect that of the investment category it is designed to represent.

The Models and Sample Portfolios represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Models or Sample Portfolios meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Models or Sample Portfolios can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PROGRAM AT ANY TIME.

POLARIS PORTFOLIO ALLOCATOR MODELS

----------------------------------------------------------------------------------------
         VARIABLE PORTFOLIOS            MODEL A      MODEL B      MODEL C      MODEL D
----------------------------------------------------------------------------------------
 American Funds Global Growth               6%           9%           9%          10%
----------------------------------------------------------------------------------------
 American Funds Growth                      3%           4%           4%           5%
----------------------------------------------------------------------------------------
 American Funds Growth-Income               1%           1%           1%           2%
----------------------------------------------------------------------------------------
 Blue Chip Growth                           2%           2%           2%           3%
----------------------------------------------------------------------------------------
 Capital Appreciation                       2%           3%           3%           4%
----------------------------------------------------------------------------------------
 Corporate Bond                             8%           7%           5%           0%
----------------------------------------------------------------------------------------
 Davis Venture Value                        4%           4%           4%           5%
----------------------------------------------------------------------------------------
 Emerging Markets                           0%           0%           2%           3%
----------------------------------------------------------------------------------------
 Foreign Value                              6%           9%          10%          10%
----------------------------------------------------------------------------------------
 Global Bond                                4%           3%           0%           0%
----------------------------------------------------------------------------------------
 Government and Quality Bond               14%           7%           5%           0%
----------------------------------------------------------------------------------------
 Growth Opportunities                       2%           3%           4%           5%
----------------------------------------------------------------------------------------
 High-Yield Bond                            4%           0%           0%           0%
----------------------------------------------------------------------------------------
 International Diversified Equities         0%           0%           0%           5%
----------------------------------------------------------------------------------------
 Lord Abbett Growth and Income              2%           2%           3%           3%
----------------------------------------------------------------------------------------
 Marsico Focused Growth                     2%           2%           3%           4%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust          4%           5%           6%           7%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                             0%           0%           0%           2%
----------------------------------------------------------------------------------------
 Real Estate                                3%           4%           4%           5%
----------------------------------------------------------------------------------------
 Small & Mid Cap Value                      5%           6%           7%           8%
----------------------------------------------------------------------------------------
 Small Company Value                        0%           3%           4%           4%
----------------------------------------------------------------------------------------
 Total Return Bond                         18%          15%          12%           2%
----------------------------------------------------------------------------------------
 Van Kampen LIT Comstock, Class II
  Shares                                    4%           5%           6%           6%
----------------------------------------------------------------------------------------
 Van Kampen LIT Growth and Income,
  Class II Shares                           6%           6%           6%           7%
----------------------------------------------------------------------------------------
                               TOTAL      100%         100%         100%         100%
----------------------------------------------------------------------------------------




SAMPLE PORTFOLIOS

----------------------------------------------------------------------------------------
                                              BALANCED
                                               GROWTH     BALANCE TO               ALL
            VARIABLE PORTFOLIOS              AND INCOME     GROWTH     GROWTH    EQUITY
----------------------------------------------------------------------------------------
 American Funds Global Growth                     5%           5%        10%       10%
----------------------------------------------------------------------------------------
 American Funds Growth                            5%          10%        10%       15%
----------------------------------------------------------------------------------------
 American Funds Growth-Income                    10%          10%        10%       10%
----------------------------------------------------------------------------------------
 Corporate Bond                                  25%          20%        15%        0%
----------------------------------------------------------------------------------------
 Foreign Value                                    5%          10%        10%       10%
----------------------------------------------------------------------------------------
 Government and Quality Bond                     25%          15%         5%        0%
----------------------------------------------------------------------------------------
 Growth Opportunities                             5%           5%         5%        5%
----------------------------------------------------------------------------------------
 MFS Massachusetts Investors Trust                5%          10%        10%       15%
----------------------------------------------------------------------------------------
 Mid-Cap Growth                                   0%           0%         5%       10%
----------------------------------------------------------------------------------------
 Van Kampen LIT Comstock                          0%           0%         5%       10%
----------------------------------------------------------------------------------------
 Van Kampen LIT Growth and Income                15%          15%        15%       15%
----------------------------------------------------------------------------------------
                                     TOTAL      100%         100%       100%      100%
----------------------------------------------------------------------------------------


The Models and Sample Portfolios listed above are those that are currently available. The Model and Sample Portfolios are reconfigured annually. However, once you invest in either a Model or Sample Portfolio, the percentages of your contract value allocated to each Variable Portfolio within a Model and Sample Portfolio will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Model and Sample Portfolio in line with your investment goals over time.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2008 and within the previous twelve months (from August 17, 2007 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2008 must be submitted by U.S. Mail (from August 17, 2008 through August 16,
2009).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which had higher returns into a Variable Portfolio which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect an optional living benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing and you have not made any transfer, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.


A withdrawal charge of 0.50% only applies to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal. PLEASE SEE FEE TABLE ABOVE.


If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CERTAIN OPTIONAL LIVING BENEFITS ARE EITHER NO LONGER OFFERED OR HAVE CHANGED SINCE FIRST BEING OFFERED. IF YOUR CONTRACT WAS ISSUED WITH AN OPTIONAL LIVING BENEFIT PRIOR TO MAY 1, 2009, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS REGARDING THOSE LIVING BENEFITS.


You may elect one of the following living benefits, both of which are guaranteed minimum withdrawal benefits, for an additional fee.



MARKETLOCK INCOME PLUS offers guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit for up to 5 or 10 years, even after withdrawals begin. The annual 5% Income Credit is reduced in any contract year in which withdrawals up to the maximum annual amount are taken. After the first 10 years, the Income Base Evaluation Period may be extended to lock in investment gains on contract anniversaries through age 90. In addition, if no withdrawals are taken during the first 12 years, on the 12th contract anniversary, the Minimum Income Base is equal to 200% of Eligible Purchase Payments.


MARKETLOCK FOR LIFE offers guaranteed lifetime income based on the contract's highest anniversary value during the contract's first 5 years. After the first 5 years, the Income Base Evaluation Period may be extended to lock in investment gains on contract anniversaries through age 90.

The living benefits described below are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature. Living benefits may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on these features as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

Living benefits may not be appropriate if you plan to make ongoing Gross Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Gross Purchase Payments received during the contract's first five years are included in the Income Base, as defined below.


Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.



In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax adviser concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals under the features, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.



Please note that these features may not be available in your state. Please check with your financial representative for availability and any additional restrictions.



These optional living benefits are designed for individuals or spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners and Same-Sex Spouses who jointly own a contract and either Owner dies, the full contract value must be paid within 5 years of death, in compliance with the IRC, after which time the contract terminates; the surviving Owner may not receive the full benefit of the feature.


MARKETLOCK INCOME PLUS

When and how may I elect MarketLock Income Plus?

You may elect MarketLock Income Plus at the time of contract issue (the "Effective Date"). You cannot elect this feature if you elect any other optional living benefit.

You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock Income Plus as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect this feature, Covered Persons must meet the age requirement. The age requirement varies depending on the type of contract you purchase and the number of Covered Persons. The tables below provide the age requirement for this feature.

IF YOU ELECT ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                                 MINIMUM               MAXIMUM
                                                   AGE                 AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
   (based on the age of the older Owner)           45                    80
------------------------------------------------------------------------------------


IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------


(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) The age requirement is based solely on the single owner for purposes of issuing the contract with the feature. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock Income Plus work?

MarketLock Income Plus locks in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.

You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" BELOW.

Is there an additional guarantee if I do not take withdrawals for 12 years?

Yes, there is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year anniversary. On the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

What determines the maximum amount of withdrawals I can withdraw each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without decreasing your Income Base or your Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
      AGE OF THE COVERED PERSON AT                MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday                5% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
    AGE OF THE YOUNGER COVERED PERSON
     OR SURVIVING COVERED PERSON AT               MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL               WITHDRAWAL PERCENTAGE
------------------------------------------------------------------------
         Prior to 65th birthday                  4% of Income Base
------------------------------------------------------------------------
        On or after 65th birthday              4.75% of Income Base
------------------------------------------------------------------------


As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy

RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" BELOW.

Are there investment requirements if I elect MarketLock Income Plus?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in one of four ways or if using a DCA Fixed Account or a DCA Program, by indicating your target allocations in one of four ways:

     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in the Balanced-Growth & Income Sample Portfolio or in Polaris Portfolio Allocator Model A, B or C; or

     3. Invest 100% in one or a combination of the following balanced Variable
        Portfolios:

        American Funds Asset Allocation
        Asset Allocation
        Balanced
        Franklin Income Securities Fund
        MFS Total Return; or

     4. Invest in accordance with the requirements outlined in the table below:


------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. Bond, Cash and         Minimum 30%       Cash Management
    Fixed Accounts        Maximum 100%       Corporate Bond
                                             Global Bond
                                             Government & Quality Bond
                                             Total Return Bond

                                             DCA FIXED ACCOUNTS
                                             6-Month DCA
                                             1-Year DCA
                                             2-Year DCA*

                                             FIXED ACCOUNTS
                                             1-Year Fixed*
------------------------------------------------------------------------------------
 B. Equity Maximum         Minimum 0%        Aggressive Growth
                           Maximum 70%       Alliance Growth
                                             American Funds Asset Allocation
                                             American Funds Global Growth
                                             American Funds Growth
                                             American Funds Growth-Income
                                             Asset Allocation
                                             Balanced
                                             Blue Chip Growth
                                             Capital Appreciation
                                             Davis Venture Value
                                             "Dogs" of Wall Street
                                             Equity Opportunities
                                             Foreign Value
                                             Franklin Income Securities Fund
                                             Franklin Templeton VIP Founding
                                               Funds Allocation Fund
                                             Fundamental Growth
                                             Global Equities
                                             Growth
                                             Growth-Income
                                             High-Yield Bond
                                             International Diversified Equities
                                             International Growth and Income
                                             Lord Abbett Growth and Income
                                             Lord Abbett Mid Cap Value
                                             Marsico Focused Growth
                                             MFS Massachusetts Investors Trust
                                             MFS Total Return
                                             Small & Mid Cap Value
                                             Telecom Utility
                                             Van Kampen LIT Capital Growth,
                                               Class II Shares
                                             Van Kampen LIT Comstock,
                                               Class II Shares
                                             Van Kampen LIT Growth and Income
                                               Class II Shares
------------------------------------------------------------------------------------
 C. Limited Equity         Minimum 0%        Capital Growth
                           Maximum 10%       Emerging Markets
                                             Growth Opportunities
                                             Mid-Cap Growth
                                             Natural Resources
                                             Real Estate
                                             Small Company Value
                                             Technology
------------------------------------------------------------------------------------




* if available

If we offer additional allocations that comply with investment requirements in the future, we will give you the opportunity to allocate your investments accordingly.

The Polaris Portfolio Allocator Models are designed to assist in diversifying your investment across various asset classes which may help minimize the risk that your contract value will be reduced to zero before your death. The investment requirements may reduce the need to rely on the guarantees provided by this benefit. You may have better investment returns investing in a single asset class or in Variable Portfolios that are not available for investment under this feature. You should consult with your financial representative to assist you in determining whether the Polaris Portfolio Allocator Models are suited for your financial needs and risk tolerance. For details regarding the investment allocations of the Polaris Portfolio Allocator Models, PLEASE SEE POLARIS PORTFOLIO ALLOCATOR PROGRAM ABOVE.

Your allocation instructions accompanying any Gross Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Gross Purchase Payment(s) to be considered in Good Order. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS ABOVE. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer within the Variable Portfolios ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations at least 30 days in advance.

How are the components for MarketLock Income Plus calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Gross Purchase Payments received during the first contract year; and

     2. Gross Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Gross Purchase Payments received in year 1. This means that if you made a $100,000 Gross Purchase Payment in year 1, Eligible Purchase Payments will include additional Gross Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Gross Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Gross Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Value, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus any available Income Credit. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below.


SIXTH, we determine the INCOME CREDIT which is an amount equal to 5% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary during an Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. In addition, if your Maximum Annual Withdrawal Percentage is equal to the Income Credit Percentage and you withdraw an amount equal to the Maximum Annual Withdrawal Amount, the Income Credit is equal to zero.


SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base, increased by the Income Credit, if any; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during an Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

     (a) the Income Base calculated based on the maximum Anniversary Value; and

     (b) the current Income Base plus the Income Credit, if any.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than (a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.


INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.


In addition, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of (a) and (b), where:

     (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and

     (b) is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE

In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE

Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS?" BELOW. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What is the fee for MarketLock Income Plus?

The fee for MarketLock Income Plus depends on whether you elect to cover one life or two lives, as follows:

------------------------------------------------------------------------
        NUMBER OF COVERED PERSONS                 ANNUALIZED FEE
------------------------------------------------------------------------
 For One Covered Person                        0.95% of Income Base
------------------------------------------------------------------------
 For Two Covered Persons                       1.35% of Income Base
------------------------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect this feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under this feature.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

Can I extend the Income Base Evaluation Period and Income Credit Period beyond 5 years?

After the initial Income Base Evaluation Period and initial Income Credit Period, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.


If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.


Can I extend the Income Credit Period beyond 10 years?

No. The Income Credit Period may not be extended after the end of the First Extension. However, the Income Base Evaluation Period as described above may be extended.

PLEASE SEE ADDITIONAL INFORMATION ABOUT THE OPTIONAL LIVING BENEFITS BELOW FOR MORE INFORMATION REGARDING MARKETLOCK INCOME PLUS.

MARKETLOCK FOR LIFE

When and how may I elect MarketLock For Life?

You may elect MarketLock For Life at the time of contract issue (the "Effective Date"). You cannot elect this feature if you elect any other optional living benefit. You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.

IF YOU ELECT ONE COVERED PERSON:

------------------------------------------------------------------------------------
                                                        COVERED PERSON
                                           -----------------------------------------
                                               MINIMUM AGE         MAXIMUM AGE(1)
------------------------------------------------------------------------------------
                One Owner                          45                    80
------------------------------------------------------------------------------------
              Joint Owners
  (based on the age of the older Owner)            45                    80
------------------------------------------------------------------------------------


IF YOU ELECT TWO COVERED PERSONS:

----------------------------------------------------------------------------------------
                              COVERED PERSON #1                 COVERED PERSON #2
                       -----------------------------------------------------------------
                        MINIMUM AGE     MAXIMUM AGE(1)    MINIMUM AGE     MAXIMUM AGE(1)
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
    Joint Owners             45               80               45               85
----------------------------------------------------------------------------------------
   NON-QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------
     QUALIFIED:
   One Owner with            45               80               45             N/A(2)
 Spousal Beneficiary
----------------------------------------------------------------------------------------

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

------------------------------------------------------------------------
                                                       MAXIMUM ANNUAL
           AGE OF THE COVERED PERSON AT                  WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday        5% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday                6% of Income Base
------------------------------------------------------------------------


TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:

------------------------------------------------------------------------
  AGE OF THE YOUNGER COVERED PERSON OR SURVIVING       MAXIMUM ANNUAL
                 COVERED PERSON AT                       WITHDRAWAL
             TIME OF FIRST WITHDRAWAL                    PERCENTAGE
------------------------------------------------------------------------
    At least age 45 but prior to 65th birthday        4% of Income Base
------------------------------------------------------------------------
    At least age 65 but prior to 76th birthday      4.75% of Income Base
------------------------------------------------------------------------
             On or after 76th birthday              5.75% of Income Base
------------------------------------------------------------------------


As the original owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE?" BELOW.

Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.

INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in one of four ways or if using a DCA Fixed Account or a DCA Program, by indicating your target allocations in one of four ways:

     1. Invest 100% in the Cash Management Variable Portfolio; or

     2. Invest 100% in the Balanced-Growth & Income Sample Portfolio or in Polaris Portfolio Allocator Model A, B or C; or

     3. Invest 100% in one or a combination of the following Balanced Variable
        Portfolios:

        American Funds Asset Allocation
        Asset Allocation
        Balanced
        Franklin Income Securities Fund
        MFS Total Return; or

     4. Invest in accordance with the requirements outlined in the table below:


------------------------------------------------------------------------------------
     INVESTMENT            INVESTMENT                  VARIABLE PORTFOLIOS
        GROUP              REQUIREMENT                AND/OR FIXED ACCOUNTS
------------------------------------------------------------------------------------
 A. Bond, Cash and         Minimum 30%       Cash Management
    Fixed Accounts        Maximum 100%       Corporate Bond
                                             Global Bond
                                             Government & Quality Bond
                                             Total Return Bond

                                             DCA FIXED ACCOUNTS
                                             6-Month DCA
                                             1-Year DCA
                                             2-Year DCA*

                                             FIXED ACCOUNTS
                                             1-Year Fixed*
------------------------------------------------------------------------------------
 B. Equity Maximum         Minimum 0%        Aggressive Growth
                           Maximum 70%       Alliance Growth
                                             American Funds Asset Allocation
                                             American Funds Global Growth
                                             American Funds Growth
                                             American Funds Growth-Income
                                             Asset Allocation
                                             Balanced
                                             Blue Chip Growth
                                             Capital Appreciation
                                             Davis Venture Value
                                             "Dogs" of Wall Street
                                             Equity Opportunities
                                             Foreign Value
                                             Franklin Income Securities Fund
                                             Franklin Templeton VIP Founding
                                               Funds Allocation Fund
                                             Fundamental Growth
                                             Global Equities
                                             Growth
                                             Growth-Income
                                             High-Yield Bond
                                             International Diversified Equities
                                             International Growth and Income
                                             Lord Abbett Growth and Income
                                             Lord Abbett Mid Cap Value
                                             Marsico Focused Growth
                                             MFS Massachusetts Investors Trust
                                             MFS Total Return
                                             Small & Mid Cap Value
                                             Telecom Utility
                                             Van Kampen LIT Capital Growth,
                                               Class II Shares
                                             Van Kampen LIT Comstock,
                                               Class II Shares
                                             Van Kampen LIT Growth and Income
                                               Class II Shares
------------------------------------------------------------------------------------
 C. Limited Equity         Minimum 0%        Capital Growth
                           Maximum 10%       Emerging Markets
                                             Growth Opportunities
                                             Mid-Cap Growth
                                             Natural Resources
                                             Real Estate
                                             Small Company Value
                                             Technology
------------------------------------------------------------------------------------




* if available

The Polaris Portfolio Allocator Models are designed to assist in diversifying your investment across various asset classes which may help minimize the risk that your contract value will be reduced to zero before your death. You may have better investment returns investing in a single asset class or in Variable Portfolios that are not available for investment under this feature. You should consult with your financial representative to assist you in determining whether the Polaris Portfolio Allocator Models are suited for your financial needs and risk tolerance. For details regarding the investment allocations of the Polaris Portfolio Allocator Models, PLEASE SEE POLARIS PORTFOLIO ALLOCATOR PROGRAM ABOVE.

Your allocation instructions accompanying any Gross Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, listed above, in order for your application or subsequent Gross Purchase Payment to be considered in Good Order. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS ABOVE. We will automatically enroll you in the Automatic Asset Rebalancing Program, with quarterly rebalancing because market performance and withdrawal activity may result in your contract's allocations going outside these restrictions. This will ensure that your allocations are rebalanced quarterly to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer within the Variable Portfolios ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. PLEASE SEE AUTOMATIC ASSET REBALANCING PROGRAM ABOVE. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements at least 30 days in advance.

How are the components for MarketLock For Life calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Gross Purchase Payments received during the first contract year; and

     2. Gross Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Gross Purchase Payments received in year 1. This means that if you made a $100,000 Gross Purchase Payment in year 1, Eligible Gross Purchase Payments will include additional Gross Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Gross Purchase Payments.

Any Gross Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Gross Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Value, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. Each year following the Effective Date is a Benefit Year. Only on each Benefit Year anniversary do we determine if the Income Base should be increased based on cumulative Eligible Purchase Payments or the highest Anniversary Value. The calculation and components of this determination are detailed below.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

     (a) is the cumulative Eligible Purchase Payments; and

     (b) is the current Income Base; and

     (c) is all previous Anniversary Values during any Income Base Evaluation Period.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

What is the fee for MarketLock For Life?

The fee for MarketLock For Life depends on whether you elect to cover one life or two lives. The fee is as follows:

--------------------------------------------------------
   ALL YEARS IN WHICH THE
    FEATURE IS IN EFFECT            ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person          0.70% of Income Base
--------------------------------------------------------
 For Two Covered Persons         0.95% of Income Base
--------------------------------------------------------


The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE CALCULATED?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.


Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

PLEASE SEE ADDITIONAL INFORMATION ABOUT THE OPTIONAL LIVING BENEFITS BELOW FOR MORE INFORMATION REGARDING MARKETLOCK FOR LIFE.

ADDITIONAL INFORMATION ABOUT THE OPTIONAL LIVING BENEFITS


The following provides additional information applicable to all of the optional living benefits ("Living Benefit(s)").



What happens if the contract value is reduced to zero while my Living Benefit is still in effect?



All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base will no longer be increased on the Benefit Year anniversary.



However, if at any time an Excess Withdrawal reduces your contract value to zero, no further benefits will remain under the Living Benefit and your contract along with the Living Benefit will terminate. For MarketLock Income Plus, an Income Credit is not available if the contract value is reduced to zero, even if a Living Benefit remains payable.



If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Gross Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero and eliminate any other benefits of the contract.



When the contract value equals zero but a benefit remains payable, to receive any remaining Living Benefit, you must select one of the following options for payment:


     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.


If you do not select a payment option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).



Any amounts that we may pay under the Living Benefit in excess of your contract value are subject to the Company's financial strength and claims-paying ability.


What happens to my Living Benefit upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.


The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.


If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period, if applicable.

If you have elected MarketLock Income Plus, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. PLEASE SEE "IS THERE AN ADDITIONAL GUARANTEE IF I DO NOT TAKE WITHDRAWALS FOR 12 YEARS?"


In addition, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD BEYOND 5 YEARS?" IF YOU HAVE ELECTED MARKETLOCK INCOME PLUS ABOVE.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.


Can I elect to cancel my Living Benefit?



The Living Benefit may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the Living Benefit, you will no longer be charged a fee and the guarantees under the Living Benefit are terminated. In addition, the investment requirements for Living Benefit will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the Living Benefit after cancellation.



If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary following the death of the first Covered Person. Once the surviving Covered Person elects to cancel the feature, the fee will no longer be charged and the guarantees under the Living Benefit will be terminated. In addition, the investment requirements for the Living Benefit will no longer apply to the contract. The surviving Covered Person may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and may no longer re-elect or reinstate the Living Benefit after cancellation.


Are there circumstances under which my Living Benefit will automatically terminate?


The Living Benefit automatically terminates upon the occurrence of one of the following:


     1. Annuitization of the contract; or

     2. Termination or surrender of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT FEATURE? ABOVE."

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE OPTIONAL LIVING BENEFITS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS AS INDICATED ABOVE. WE ALSO RESERVE THE RIGHT TO MODIFY THE LIVING BENEFITS AT THE TIME OF EXTENSION FOR EXISTING CONTRACTS AS INDICATED ABOVE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary.



We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.



If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.



You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary.





We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:


     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

Certain death benefits are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO MAY 1, 2009, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS REGARDING THOSE FEATURES.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-Qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.



DEATH BENEFIT DEFINED TERMS



The term "Withdrawal Adjustment" is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.




The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.



The Company does not accept Gross Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Gross Purchase Payments are received on or after your 86th birthday.


DEATH BENEFIT


The death benefit is calculated differently depending on whether you have also elected one of the Living Benefits described above.



THE FOLLOWING DESCRIBES THE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:


If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death. The anniversary values equal the contract value on a contract anniversary, plus any Purchase Payments received since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

     1. Contract value; or

     2. The lesser of:

          a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

          b. 125% of contract value.


THE FOLLOWING DESCRIBES THE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:


The death benefit is the greatest of:

     1. Contract value; or

     2. Gross Purchase Payments reduced by any Withdrawal Adjustment; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus any Purchase Payments received since that anniversary, and reduced by any Withdrawal Adjustment.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is the greater of:

     1. Contract value; or

     2. The lesser of:

          a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

          b. 125% of contract value.

If you purchased your contract prior to May 1, 2009, your death benefit would be subject to a different calculation and you may have elected EstatePlus which is no longer being offered. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


SPOUSAL CONTINUATION



The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners and same-sex partners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract. If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.



To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner.



Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.




PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expenses is 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UPFRONT SALES CHARGE


We may apply an up front sales charge against the Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount.


Your investment amount is determined on the day we receive a Gross Purchase Payment and is the greater of:

     1.  The sum of:

         (a)  the Gross Purchase Payment amount;

         (b)  the current contract value of this contract; and

         (c) the current contract value of any eligible related contracts as defined under the Rights of Accumulation section below; or

     2.  The amount, if any, you agree to contribute to this contract.


------------------------------------------------------------------------
                                                 Sales Charge as a
                                                   Percentage of
                                                  Gross Purchase
            Investment Amount                    Payment Invested
------------------------------------------------------------------------
  Less than $50,000                                    5.75%
  $ 50,000 but less than $100,000                      4.75%
  $100,000 but less than $250,000                      3.50%
  $250,000 but less than $500,000                      2.50%
  $500,000 but less than $1,000,000                    2.00%
  $1,000,000 or more                                   0.50%*
------------------------------------------------------------------------



* Additionally, a withdrawal charge of 0.50% only applies to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level, if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal. PLEASE SEE PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE BELOW.

We call the above investment levels "breakpoints." You can reduce your sales charge by increasing your investment amount to reach the next breakpoint. For example, an investment amount of $50,000 brings you to the first breakpoint and entitles you to a reduced sales charge of 4.75%.

REDUCING YOUR SALES CHARGES

Our Rights of Accumulation feature allows you to combine your current Gross Purchase Payment with other Gross Purchase Payments and/or contract values so that you may take advantage of the breakpoints in the sales charge schedule.


Other sales charge reductions may be available to clients of financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fee based services. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED BELOW.


LETTER OF INTENT


The Letter of Intent feature lets you establish an investment goal up front so that all Gross Purchase Payments you make during a designated 13-month period receive the sales charge corresponding to your stated investment goal. When you submit a signed Letter of Intent, we use the amount of your stated investment goal to determine the sales charge on any Gross Purchase Payment you make during the 13-month period as though the total amount of Gross Purchase Payments (your investment goal) is invested as one lump-sum.


Gross Purchase Payments made within 90 days prior to our receipt of your Letter of Intent (but not prior to the issue date of your contract) may count towards meeting your investment goal. If you use prior Gross Purchase Payments towards satisfying your investment goal, the Letter of Intent start date will be backdated to the receipt date of the earliest prior Gross Purchase Payment. If you wish to use prior Gross Purchase Payments towards meeting your investment goal, you or your financial representative must inform us of such prior Gross Purchase Payments at the time you submit your Letter of Intent.

     EXAMPLE:

     Assume as part of your contract application you sign a Letter of Intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.75%. You make an initial Gross Purchase Payment of $20,000. We deduct a reduced sales charge of 4.75% from your initial Gross Purchase Payment. Ten months later you make a subsequent Gross Purchase Payment of $30,000. We again deduct a reduced sales charge of 4.75% from your Gross Purchase Payment. Without a Letter of Intent the sales charge for the first Gross Purchase Payment would have been 5.75%.


You may submit a Letter of Intent at any time. If you choose to submit a Letter of Intent when you apply for the contract, you must check the corresponding box on the application and complete the appropriate form, if applicable. If you elect to submit a Letter of Intent after your contract is issued, you must complete the appropriate form, which is available from your financial representative or our Annuity Service Center.


You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your contract during the 13-month period; and (2) the sales charge you actually paid, regardless of whether the original sales charge was based on your Letter of Intent investment goal. PLEASE SEE RIGHTS OF ACCUMULATION BELOW. The sales charges are deducted proportionately from your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.

You may increase your investment goal by sending us a written request at any time during the 13-month period. Gross Purchase Payments made from the date of such notice through the end of the original 13-month period will receive any applicable reduction in sales charges. Sales charges on Gross Purchase Payments received prior to the notice to increase your investment goal will not be retroactively reduced.

We reserve the right to modify, suspend or terminate this program at any time.

RIGHTS OF ACCUMULATION

You may qualify for a reduced sales charge through Rights of Accumulation. Rights of Accumulation involves combining your current Gross Purchase Payment with the current contract values of this contract and eligible related contracts and mutual funds so that you may reduce the sales charge on your current Gross Purchase Payment(s) into this contract. A list of eligible contracts and mutual funds may be obtained from your financial representative. The sales charge corresponding to this combined investment amount is deducted from your current Gross Purchase Payment.

In order to use Rights of Accumulation to reduce your sales charge using contracts other than this contract, you or your financial representative must inform us of the related contracts and mutual funds each time you make a Gross Purchase Payment. The sales charge for Gross Purchase Payments submitted using Rights of Accumulation privileges will be based on the breakpoint corresponding to the sum of (1) your current Gross Purchase Payment; (2) your current contract value; and (3) the current values of your eligible related contracts and mutual funds.

For purposes of calculating your investment amount, the current contract value is the value of your contract and any eligible related contracts as of the close of the market on the last previous NYSE business day less any current day withdrawals, adjusted for any current day transactions.

     EXAMPLE:

     Assume your contract has a current value of $20,000. You have a second contract with us which qualifies for Rights of Accumulation that has a current value of $25,000. You make a $5,000 Gross Purchase Payment and inform us of your eligible related contracts at the time you make your payment. The sales charge applicable to the current Gross Purchase Payment is based on the sales charge corresponding to the sum of: (1) your current Gross Purchase Payment ($5,000); (2) the current contract value of this contract ($20,000); and (3) the current contract value of your related contract ($25,000). The sum of these values is $50,000. We deduct the sales charge corresponding to an investment amount of $50,000, or 4.75%, from your $5,000 Gross Purchase Payment. Without the benefit of Rights of Accumulation your sales charge would have been 5.75%.

Certain Rights of Accumulation privileges may not be available in your state. Please contact your financial representative regarding the availability of this feature.

We reserve the right to modify, suspend, or terminate this program at any time.

PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE

Each Gross Purchase Payment that qualifies for the $1,000,000 or more breakpoint is also subject to a withdrawal charge of 0.50%. The withdrawal charge applies to withdrawals of such Gross Purchase Payments or any portion thereof, that is invested less than 12 months prior to such withdrawal.

Assume that at contract issue, you make an initial Gross Purchase Payment of $800,000. We deduct a sales charge of 2.00%. Three months later, you make a subsequent Gross Purchase Payment of $400,000. Assuming a flat market, the Investment Amount level is now $1,200,000 ($800,000 + $400,000). The second Gross Purchase Payment puts your contract in the Investment Amount of $1,000,000 or more. We deduct a sales charge of 0.50% on $400,000 and will charge a withdrawal charge of 0.50% if you take a withdrawal from this Gross Purchase Payment if invested less than 12 months. Four months later, you take a withdrawal of $700,000 which will reduce your contract value to $500,000 ($1,200,000 - $700,000). We do not charge a withdrawal charge on this withdrawal. Two months later, you take a withdrawal of $400,000 which will reduce your contract value to $100,000 ($500,000 - $400,000). We will charge a withdrawal charge of $1,500 (0.50% of $300,000 since $100,000 is part of the first Gross Purchase Payment).

When calculating the withdrawal charge, we treat withdrawals as coming first from the Gross Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Gross Purchase Payments. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, we reduce the withdrawn amount from the contract value by any applicable withdrawal charges. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

12b-1 FEES

Certain Underlying Funds available in this product assess a 12b-1 fee of the 0.25% of average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Class 3 shares of the SunAmerica Series Trust and the Anchor Series Trust, Class 2 shares of Franklin Templeton Variable Insurance Products Trust, Class II shares of the Van Kampen Life Investment Trust and Class 2 shares of the American Funds Insurance Series.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL LIVING BENEFITS FEES

The annualized living benefits fees will be assessed as a percentage of the Income Base for all years in which the feature is in effect. The fee depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. You will be notified of any change in fee prior to the First and Subsequent Extensions. We guarantee that the current fee reflected below will not increase by more than 0.25% at the time of First Extension.

The fee is deducted from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

OPTIONAL MARKETLOCK INCOME PLUS FEE

--------------------------------------------------------
   ALL YEARS IN WHICH THE
    FEATURE IS IN EFFECT            ANNUALIZED FEE
--------------------------------------------------------
 For One Covered Person          0.95% of Income Base
--------------------------------------------------------
 For Two Covered Persons         1.35% of Income Base
--------------------------------------------------------




OPTIONAL MARKETLOCK FOR LIFE FEE

----------------------------------------------------------------------------------
        NUMBER OF COVERED PERSONS                      ANNUALIZED FEE
----------------------------------------------------------------------------------
 For One Covered Person                             0.70% of Income Base
----------------------------------------------------------------------------------
 For Two Covered Persons                            0.95% of Income Base
----------------------------------------------------------------------------------




PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states may require that we either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY

APPENDIX BELOW for a listing of the states that charge premium taxes and the percentage of the tax.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be in the range of 0.25% to 5.00% of the initial Purchase Payment.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    PAYMENTS IN CONNECTION WITH DISTRIBUTION
                                 OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SACS. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Gross Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Gross Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2008 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.


OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no annuity income payments will be available. PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option by sending a written request to our Annuity Service Center. Once you begin receiving annuity income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an Individual Retirement Account ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an IRA, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Gross Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued by us (or our affiliates) to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Gross Purchase Payments. Gross Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Gross Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Gross Purchase Payment, generally until you have received all of your Gross Purchase Payment. Any portion of each annuity income payment that is considered a return of your Gross Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Gross Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions.

Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


You may wish to discuss the new regulations and/or the general information above with your tax adviser.


Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans.

If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.


Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

Any death benefit paid under the contract is taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract with enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) exceeds these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.


If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little such guidance is available. You should consult a tax adviser before electing an optional living benefit.


CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not treat a Non-Qualified contract owned by a Non-Natural Owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.

THE COMPANY


SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.



For details regarding name changes and redomestication of the Company, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.


OWNERSHIP STRUCTURE OF THE COMPANY


SunAmerica Annuity is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.



American International Group is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement services and asset management. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.



Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock").

The change of control does not in any way alter the Company's obligations to you.


Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and subsequent filings on Form 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.



In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, American International Group management assessed whether American International Group has the ability to continue operations as a going concern for the next 12 months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the United States Department of the Treasury, American International Group management's plans to stabilize American International Group's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, American International Group management believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of American International Group management's plans could be materially different, or that one or more of American International Group management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, American International Group may need additional U.S. government support to meet its obligations as they come due, including obligations under the support agreement discussed below and/or to provide capital support to its subsidiaries, such as the Company should such a need arise.


OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades beginning late in the third quarter of 2008, the uncertainties associated with American International Group's restructuring plan and other American International Group-related news also has an impact on the Company's sales.


The Company is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.

THE SEPARATE ACCOUNT


SunAmerica Annuity originally established the Separate Account, Variable Annuity Account Seven, under Arizona law on August 28, 1998.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts , including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.


PLEASE SEE APPENDIX E FOR IMPORTANT INFORMATION REGARDING CERTAIN GUARANTEES BY AMERICAN HOME ASSURANCE COMPANY FOR CONTRACTS ISSUED PRIOR TO JANUARY 1, 2007.

FINANCIAL STATEMENTS


There are various sets of financial statements included in the Registration Statement. The financial statements of the Company, the Separate Account and the Guarantor, if applicable, are available by requesting a copy of the Statement of Additional Information. The financial statements of American International Group are incorporated by reference herein. Information about how to obtain these documents is provided below.


THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix E for more information regarding the Guarantor.


AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT



American International Group's 10-K is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.



The consolidated financial statements incorporated in this prospectus by reference to American International Group's Current Report on Form 8-K dated June 29, 2009 and the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K of American International Group for the year ended December 31, 2008, filed on March 2, 2009, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. In addition, American International Group made two filings on Form 10-K/A filed on March 13, 2009 and April 30, 2009.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

We encourage both existing and prospective contract owners to read and understand the financial statements.


The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.


The financial statements are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.


American International Group is subject to the informational requirements of the Exchange Act of 1934 and as a result files reports and other information with the SEC to meet those requirements. American International Group files this information electronically via EDGAR and it is available to the public through the SEC's website at www.sec.gov.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.

LEGAL PROCEEDINGS

Along with other companies, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI are listed below.


Separate Account and the Company
General Account
Support Agreement Between the Company and American International Group
Performance Data
Annuity Income Payments
MarketLock Income Plus Optional Living Benefit Provisions for
  Contracts Issued Before May 1, 2009
MarketLock For Life Plus Optional Living Benefit Provisions for
  Contracts Issued Before May 1, 2009
MarketLock Optional Living Benefit Provisions for Contracts Issued
  Before May 1, 2009
Death Benefit Provisions for Contracts Issued Before May 1, 2007
Death Benefit Provisions Following Spousal Continuation for Contracts
  Issued Before May 1, 2007
Death Benefit Provisions for Contracts Issued Between May 1, 2007 and
  May 1, 2009
Death Benefit Provisions Following Spousal Continuation for Contracts
  Issued Between May 1, 2007 and May 1, 2009
Estate Plus Death Benefit Provisions for Contracts Issued Before May
  1, 2009
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                                                   FISCAL YEAR         FISCAL YEAR
                                                               INCEPTION TO           ENDED               ENDED
VARIABLE PORTFOLIOS                                               4/30/07            4/30/08             4/30/09
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   10.449   (a)   $    11.840   (a)   $     9.591
                                                             (b)   $   10.327   (b)   $    11.674   (b)   $     9.452
  Ending AUV..............................................   (a)   $   11.840   (a)   $     9.591   (a)   $     5.207
                                                             (b)   $   11.674   (b)   $     9.452   (b)   $     5.127
  Ending Number of AUs....................................   (a)       26,652   (a)        54,248   (a)        61,895
                                                             (b)          548   (b)           548   (b)           548
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $    8.263   (a)   $     8.502   (a)   $     8.465
                                                             (b)   $    8.156   (b)   $     8.370   (b)   $     8.313
  Ending AUV..............................................   (a)   $    8.502   (a)   $     8.465   (a)   $     5.800
                                                             (b)   $    8.370   (b)   $     8.313   (b)   $     5.681
  Ending Number of AUs....................................   (a)    1,513,459   (a)     1,908,105   (a)     1,742,225
                                                             (b)       26,728   (b)        32,954   (b)        31,405
---------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   15.710   (a)   $    17.305   (a)   $    16.787
                                                             (b)   $   15.581   (b)   $    17.120   (b)   $    16.566
  Ending AUV..............................................   (a)   $   17.305   (a)   $    16.787   (a)   $    12.412
                                                             (b)   $   17.120   (b)   $    16.566   (b)   $    12.218
  Ending Number of AUs....................................   (a)    3,348,786   (a)     9,514,179   (a)    12,936,037
                                                             (b)       76,725   (b)       171,524   (b)       202,418
---------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   20.632   (a)   $    23.856   (a)   $    24.374
                                                             (b)   $   20.461   (b)   $    23.599   (b)   $    24.051
  Ending AUV..............................................   (a)   $   23.856   (a)   $    24.374   (a)   $    16.058
                                                             (b)   $   23.599   (b)   $    24.051   (b)   $    15.806
  Ending Number of AUs....................................   (a)    2,905,057   (a)     6,670,604   (a)     8,676,054
                                                             (b)       69,495   (b)       116,071   (b)       133,695
---------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   20.073   (a)   $    21.888   (a)   $    21.938
                                                             (b)   $   19.901   (b)   $    21.647   (b)   $    21.642
  Ending AUV..............................................   (a)   $   21.888   (a)   $    21.938   (a)   $    13.684
                                                             (b)   $   21.647   (b)   $    21.642   (b)   $    13.467
  Ending Number of AUs....................................   (a)    2,028,654   (a)     4,738,967   (a)     6,505,924
                                                             (b)       51,732   (b)        93,118   (b)        90,719
---------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   17.274   (a)   $    19.636   (a)   $    18.613
                                                             (b)   $   17.112   (b)   $    19.403   (b)   $    18.346
  Ending AUV..............................................   (a)   $   19.636   (a)   $    18.613   (a)   $    12.268
                                                             (b)   $   19.403   (b)   $    18.346   (b)   $    12.062
  Ending Number of AUs....................................   (a)    4,591,772   (a)    10,943,193   (a)    13,932,499
                                                             (b)      101,103   (b)       180,363   (b)       181,322
---------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   12.974   (a)   $    14.394   (a)   $    14.370
                                                             (b)   $   12.813   (b)   $    14.172   (b)   $    14.114
  Ending AUV..............................................   (a)   $   14.394   (a)   $    14.370   (a)   $    11.218
                                                             (b)   $   14.172   (b)   $    14.114   (b)   $    10.991
  Ending Number of AUs....................................   (a)      102,264   (a)       262,850   (a)       306,441
                                                             (b)        1,172   (b)         3,098   (b)         5,211
---------------------------------------------------------------------------------------------------------------------






                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                                   FISCAL YEAR        FISCAL YEAR
                                                               INCEPTION TO           ENDED              ENDED
VARIABLE PORTFOLIOS                                               4/30/07            4/30/08            4/30/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
BALANCED - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $    9.069   (a)   $   10.153   (a)   $     9.740
                                                             (b)   $    8.954   (b)   $    9.973   (b)   $     9.514
  Ending AUV..............................................   (a)   $   10.153   (a)   $    9.740   (a)   $     7.482
                                                             (b)   $    9.973   (b)   $    9.514   (b)   $     7.284
  Ending Number of AUs....................................   (a)       72,720   (a)      157,572   (a)       263,947
                                                             (b)           32   (b)           32   (b)         2,259
--------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $    5.863   (a)   $    6.472   (a)   $     6.443
                                                             (b)   $    5.786   (b)   $    6.359   (b)   $     6.307
  Ending AUV..............................................   (a)   $    6.472   (a)   $    6.443   (a)   $     4.411
                                                             (b)   $    6.359   (b)   $    6.307   (b)   $     4.292
  Ending Number of AUs....................................   (a)       31,483   (a)      114,787   (a)       199,824
                                                             (b)           49   (b)           49   (b)            49
--------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   13.557   (a)   $   14.888   (a)   $    16.168
                                                             (b)   $   13.370   (b)   $   14.644   (b)   $    15.864
  Ending AUV..............................................   (a)   $   14.888   (a)   $   16.168   (a)   $    10.547
                                                             (b)   $   14.644   (b)   $   15.864   (b)   $    10.323
  Ending Number of AUs....................................   (a)    2,999,950   (a)    6,695,403   (a)     8,758,997
                                                             (b)       85,302   (b)      150,056   (b)       169,672
--------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $    7.644   (a)   $    8.771   (a)   $     8.916
                                                             (b)   $    7.546   (b)   $    8.631   (b)   $     8.751
  Ending AUV..............................................   (a)   $    8.771   (a)   $    8.916   (a)   $     5.523
                                                             (b)   $    8.631   (b)   $    8.751   (b)   $     5.407
  Ending Number of AUs....................................   (a)      106,683   (a)      310,147   (a)       534,035
                                                             (b)        4,971   (b)        5,571   (b)         8,186
--------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   11.226   (a)   $   11.650   (a)   $    11.923
                                                             (b)   $   11.107   (b)   $   11.447   (b)   $    11.665
  Ending AUV..............................................   (a)   $   11.650   (a)   $   11.923   (a)   $    11.865
                                                             (b)   $   11.447   (b)   $   11.665   (b)   $    11.570
  Ending Number of AUs....................................   (a)      221,876   (a)      903,101   (a)     1,874,622
                                                             (b)           25   (b)          146   (b)         6,272
--------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   14.000   (a)   $   15.076   (a)   $    15.571
                                                             (b)   $   13.814   (b)   $   14.837   (b)   $    15.286
  Ending AUV..............................................   (a)   $   15.076   (a)   $   15.571   (a)   $    15.045
                                                             (b)   $   14.837   (b)   $   15.286   (b)   $    14.733
  Ending Number of AUs....................................   (a)    2,689,317   (a)    7,436,341   (a)    10,135,061
                                                             (b)       47,723   (b)      110,217   (b)       152,505
--------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   14.277   (a)   $   16.349   (a)   $    15.731
                                                             (b)   $   14.089   (b)   $   16.091   (b)   $    15.444
  Ending AUV..............................................   (a)   $   16.349   (a)   $   15.731   (a)   $    10.012
                                                             (b)   $   16.091   (b)   $   15.444   (b)   $     9.805
  Ending Number of AUs....................................   (a)    2,275,462   (a)    5,097,085   (a)     7,491,086
                                                             (b)       59,536   (b)       92,774   (b)       117,716
--------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   13.544   (a)   $   15.874   (a)   $    14.814
                                                             (b)   $   13.396   (b)   $   15.627   (b)   $    14.547
  Ending AUV..............................................   (a)   $   15.874   (a)   $   14.814   (a)   $    10.130
                                                             (b)   $   15.627   (b)   $   14.547   (b)   $     9.923
  Ending Number of AUs....................................   (a)       14,734   (a)       55,858   (a)        56,776
                                                             (b)          672   (b)        2,899   (b)         2,177
--------------------------------------------------------------------------------------------------------------------




                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                                    FISCAL YEAR        FISCAL YEAR
                                                                INCEPTION TO           ENDED              ENDED
VARIABLE PORTFOLIOS                                                4/30/07            4/30/08            4/30/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   22.367   (a)   $   25.986   (a)   $   31.359
                                                              (b)   $   22.117   (b)   $   25.632   (b)   $   30.855
  Ending AUV...............................................   (a)   $   25.986   (a)   $   31.359   (a)   $   16.723
                                                              (b)   $   25.632   (b)   $   30.855   (b)   $   16.413
  Ending Number of AUs.....................................   (a)       74,785   (a)      183,089   (a)      440,121
                                                              (b)        3,392   (b)        4,153   (b)        5,163
--------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   12.055   (a)   $   13.513   (a)   $   12.451
                                                              (b)   $   11.901   (b)   $   13.306   (b)   $   12.230
  Ending AUV...............................................   (a)   $   13.513   (a)   $   12.451   (a)   $    8.450
                                                              (b)   $   13.306   (b)   $   12.230   (b)   $    8.279
  Ending Number of AUs.....................................   (a)       41,759   (a)       73,037   (a)       81,008
                                                              (b)        2,633   (b)        4,669   (b)        5,140
--------------------------------------------------------------------------------------------------------------------
FOREIGN VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   10.000   (a)   $   12.199   (a)   $   11.926
                                                              (b)   $   10.000   (b)   $   12.170   (b)   $   11.868
  Ending AUV...............................................   (a)   $   12.199   (a)   $   11.926   (a)   $    7.199
                                                              (b)   $   12.170   (b)   $   11.868   (b)   $    7.146
  Ending Number of AUs.....................................   (a)    1,385,503   (a)    3,187,468   (a)    6,112,300
                                                              (b)       26,734   (b)       60,492   (b)       95,969
--------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
  Beginning AUV............................................   (a)          N/A   (a)   $   10.000   (a)   $   10.124
                                                              (b)          N/A   (b)   $   10.000   (b)   $   10.122
  Ending AUV...............................................   (a)          N/A   (a)   $   10.124   (a)   $    7.331
                                                              (b)          N/A   (b)   $   10.122   (b)   $    7.322
  Ending Number of AUs.....................................   (a)          N/A   (a)       63,993   (a)    1,071,486
                                                              (b)          N/A   (b)            9   (b)       10,871
--------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND - FTVIPT Class 2 Shares
(Inception Date - 02/04/08)
  Beginning AUV............................................   (a)          N/A   (a)   $   10.000   (a)   $    9.970
                                                              (b)          N/A   (b)   $   10.000   (b)   $    9.969
  Ending AUV...............................................   (a)          N/A   (a)   $    9.970   (a)   $    6.651
                                                              (b)          N/A   (b)   $    9.969   (b)   $    6.634
  Ending Number of AUs.....................................   (a)          N/A   (a)       83,149   (a)    2,705,579
                                                              (b)          N/A   (b)            9   (b)       11,009
--------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $    7.184   (a)   $    7.561   (a)   $    8.078
                                                              (b)   $    7.092   (b)   $    7.433   (b)   $    7.893
  Ending AUV...............................................   (a)   $    7.561   (a)   $    8.078   (a)   $    4.795
                                                              (b)   $    7.433   (b)   $    7.893   (b)   $    4.672
  Ending Number of AUs.....................................   (a)       11,239   (a)      177,259   (a)      545,527
                                                              (b)           40   (b)          497   (b)        3,579
--------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   13.194   (a)   $   13.567   (a)   $   15.431
                                                              (b)   $   13.024   (b)   $   13.361   (b)   $   15.159
  Ending AUV...............................................   (a)   $   13.567   (a)   $   15.431   (a)   $   14.739
                                                              (b)   $   13.361   (b)   $   15.159   (b)   $   14.443
  Ending Number of AUs.....................................   (a)      185,604   (a)      799,175   (a)    1,408,979
                                                              (b)        5,461   (b)       18,933   (b)       25,527
--------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $    9.910   (a)   $   11.561   (a)   $   11.154
                                                              (b)   $    9.784   (b)   $   11.375   (b)   $   10.950
  Ending AUV...............................................   (a)   $   11.561   (a)   $   11.154   (a)   $    6.513
                                                              (b)   $   11.375   (b)   $   10.950   (b)   $    6.384
  Ending Number of AUs.....................................   (a)      110,466   (a)      148,346   (a)      129,241
                                                              (b)        1,919   (b)        2,185   (b)          682
--------------------------------------------------------------------------------------------------------------------






                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                                    FISCAL YEAR        FISCAL YEAR
                                                                INCEPTION TO           ENDED              ENDED
VARIABLE PORTFOLIOS                                                4/30/07            4/30/08            4/30/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   13.161   (a)   $   13.913   (a)   $   14.597
                                                              (b)   $   12.992   (b)   $   13.699   (b)   $   14.338
  Ending AUV...............................................   (a)   $   13.913   (a)   $   14.597   (a)   $   14.955
                                                              (b)   $   13.699   (b)   $   14.338   (b)   $   14.653
  Ending Number of AUs.....................................   (a)    2,010,771   (a)    3,724,736   (a)    5,371,822
                                                              (b)       33,271   (b)       51,195   (b)       70,848
--------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $    5.991   (a)   $    5.953   (a)   $    6.097
                                                              (b)   $    6.265   (b)   $    6.205   (b)   $    6.339
  Ending AUV...............................................   (a)   $    5.953   (a)   $    6.097   (a)   $    4.177
                                                              (b)   $    6.205   (b)   $    6.339   (b)   $    4.333
  Ending Number of AUs.....................................   (a)       83,704   (a)      188,654   (a)    2,745,991
                                                              (b)        3,654   (b)        3,197   (b)       31,838
--------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   11.917   (a)   $   13.423   (a)   $   13.150
                                                              (b)   $   11.762   (b)   $   13.208   (b)   $   12.916
  Ending AUV...............................................   (a)   $   13.423   (a)   $   13.150   (a)   $    8.400
                                                              (b)   $   13.208   (b)   $   12.916   (b)   $    8.227
  Ending Number of AUs.....................................   (a)      141,950   (a)      294,184   (a)      471,212
                                                              (b)        1,550   (b)        1,929   (b)        1,462
--------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $    9.960   (a)   $   10.886   (a)   $   10.334
                                                              (b)   $    9.831   (b)   $   10.668   (b)   $   10.096
  Ending AUV...............................................   (a)   $   10.886   (a)   $   10.334   (a)   $    6.458
                                                              (b)   $   10.668   (b)   $   10.096   (b)   $    6.293
  Ending Number of AUs.....................................   (a)      101,262   (a)      562,209   (a)      604,806
                                                              (b)           29   (b)        7,512   (b)       12,590
--------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   13.898   (a)   $   15.424   (a)   $   14.855
                                                              (b)   $   13.734   (b)   $   15.204   (b)   $   14.607
  Ending AUV...............................................   (a)   $   15.424   (a)   $   14.855   (a)   $   11.049
                                                              (b)   $   15.204   (b)   $   14.607   (b)   $   10.837
  Ending Number of AUs.....................................   (a)      439,625   (a)    1,803,905   (a)    2,747,356
                                                              (b)       11,128   (b)       28,428   (b)       42,525
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $    9.188   (a)   $   10.559   (a)   $   10.836
                                                              (b)   $    9.077   (b)   $   10.404   (b)   $   10.650
  Ending AUV...............................................   (a)   $   10.559   (a)   $   10.836   (a)   $    6.249
                                                              (b)   $   10.404   (b)   $   10.650   (b)   $    6.127
  Ending Number of AUs.....................................   (a)      211,083   (a)      510,201   (a)      731,084
                                                              (b)        4,166   (b)        9,160   (b)        8,523
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   13.887   (a)   $   16.250   (a)   $   15.412
                                                              (b)   $   13.714   (b)   $   16.007   (b)   $   15.143
  Ending AUV...............................................   (a)   $   16.250   (a)   $   15.412   (a)   $    7.965
                                                              (b)   $   16.007   (b)   $   15.143   (b)   $    7.807
  Ending Number of AUs.....................................   (a)      410,266   (a)    1,474,966   (a)    3,761,963
                                                              (b)       13,261   (b)       26,566   (b)       42,740
--------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   13.169   (a)   $   14.681   (a)   $   13.707
                                                              (b)   $   13.039   (b)   $   14.499   (b)   $   13.504
  Ending AUV...............................................   (a)   $   14.681   (a)   $   13.707   (a)   $    8.609
                                                              (b)   $   14.499   (b)   $   13.504   (b)   $    8.460
  Ending Number of AUs.....................................   (a)    2,363,367   (a)    4,820,483   (a)    6,088,391
                                                              (b)       70,781   (b)      114,435   (b)      121,581
--------------------------------------------------------------------------------------------------------------------






                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                                    FISCAL YEAR        FISCAL YEAR
                                                                INCEPTION TO           ENDED              ENDED
VARIABLE PORTFOLIOS                                                4/30/07            4/30/08            4/30/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
LORD ABBETT MID CAP VALUE - LASF Class VC Shares
(Inception Date - 08/28/06)
  Beginning AUV............................................   (a)   $   13.921   (a)   $   16.994   (a)   $   14.292
                                                              (b)   $   13.772   (b)   $   16.784   (b)   $   14.080
  Ending AUV...............................................   (a)   $   16.994   (a)   $   14.292   (a)   $    9.091
                                                              (b)   $   16.784   (b)   $   14.080   (b)   $    8.933
  Ending Number of AUs.....................................   (a)      479,000   (a)    2,275,007   (a)    2,439,723
                                                              (b)       11,931   (b)       41,662   (b)       37,964
--------------------------------------------------------------------------------------------------------------------
MARSICO FOCUSED GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   10.000   (a)   $   10.506   (a)   $   10.868
                                                              (b)   $   10.000   (b)   $   10.480   (b)   $   10.814
  Ending AUV...............................................   (a)   $   10.506   (a)   $   10.868   (a)   $    6.923
                                                              (b)   $   10.480   (b)   $   10.814   (b)   $    6.871
  Ending Number of AUs.....................................   (a)      188,139   (a)      286,983   (a)      300,386
                                                              (b)       15,459   (b)       18,673   (b)       14,370
--------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   10.250   (a)   $   11.574   (a)   $   11.633
                                                              (b)   $   10.000   (b)   $   11.258   (b)   $   11.285
  Ending AUV...............................................   (a)   $   11.574   (a)   $   11.633   (a)   $    7.895
                                                              (b)   $   11.258   (b)   $   11.285   (b)   $    7.639
  Ending Number of AUs.....................................   (a)       12,996   (a)       42,913   (a)    2,174,932
                                                              (b)        2,114   (b)        2,114   (b)       26,380
--------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   14.843   (a)   $   16.686   (a)   $   15.972
                                                              (b)   $   14.649   (b)   $   16.427   (b)   $   15.684
  Ending AUV...............................................   (a)   $   16.686   (a)   $   15.972   (a)   $   12.538
                                                              (b)   $   16.427   (b)   $   15.684   (b)   $   12.282
  Ending Number of AUs.....................................   (a)    2,672,769   (a)    7,319,045   (a)    8,954,648
                                                              (b)       70,970   (b)      148,355   (b)      170,696
--------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $    9.195   (a)   $    9.464   (a)   $    9.640
                                                              (b)   $    9.076   (b)   $    9.320   (b)   $    9.468
  Ending AUV...............................................   (a)   $    9.464   (a)   $    9.640   (a)   $    6.372
                                                              (b)   $    9.320   (b)   $    9.468   (b)   $    6.243
  Ending Number of AUs.....................................   (a)       88,541   (a)      160,371   (a)      215,414
                                                              (b)        2,093   (b)        3,458   (b)        7,207
--------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES - AST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   10.000   (a)   $   11.136   (a)   $   14.671
                                                              (b)   $   10.000   (b)   $   11.112   (b)   $   14.601
  Ending AUV...............................................   (a)   $   11.136   (a)   $   14.671   (a)   $    7.544
                                                              (b)   $   11.112   (b)   $   14.601   (b)   $    7.490
  Ending Number of AUs.....................................   (a)      221,813   (a)      598,053   (a)      847,200
                                                              (b)        4,601   (b)       19,020   (b)       17,371
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   31.589   (a)   $   39.987   (a)   $   33.273
                                                              (b)   $   31.192   (b)   $   39.374   (b)   $   32.682
  Ending AUV...............................................   (a)   $   39.987   (a)   $   33.273   (a)   $   16.770
                                                              (b)   $   39.374   (b)   $   32.682   (b)   $   16.431
  Ending Number of AUs.....................................   (a)       99,677   (a)      192,771   (a)    1,107,119
                                                              (b)        2,477   (b)        2,679   (b)       13,080
--------------------------------------------------------------------------------------------------------------------
SMALL & MID CAP VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV............................................   (a)   $   10.000   (a)   $   11.474   (a)   $   10.611
                                                              (b)   $   10.000   (b)   $   11.444   (b)   $   10.557
  Ending AUV...............................................   (a)   $   11.474   (a)   $   10.611   (a)   $    7.074
                                                              (b)   $   11.444   (b)   $   10.557   (b)   $    7.020
  Ending Number of AUs.....................................   (a)      897,041   (a)    1,344,638   (a)    4,884,063
                                                              (b)       11,515   (b)       17,817   (b)       53,472
--------------------------------------------------------------------------------------------------------------------






                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                                                   FISCAL YEAR        FISCAL YEAR
                                                               INCEPTION TO           ENDED              ENDED
VARIABLE PORTFOLIOS                                               4/30/07            4/30/08            4/30/09
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   10.000   (a)   $   10.696   (a)   $     9.254
                                                             (b)   $   10.000   (b)   $   10.669   (b)   $     9.207
  Ending AUV..............................................   (a)   $   10.696   (a)   $    9.254   (a)   $     6.286
                                                             (b)   $   10.669   (b)   $    9.207   (b)   $     6.239
  Ending Number of AUs....................................   (a)      310,607   (a)    1,640,217   (a)     3,324,032
                                                             (b)        4,276   (b)       25,855   (b)        43,664
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $    2.398   (a)   $    2.440   (a)   $     2.404
                                                             (b)   $    2.367   (b)   $    2.399   (b)   $     2.356
  Ending AUV..............................................   (a)   $    2.440   (a)   $    2.404   (a)   $     1.557
                                                             (b)   $    2.399   (b)   $    2.356   (b)   $     1.519
  Ending Number of AUs....................................   (a)       16,027   (a)      149,529   (a)       287,465
                                                             (b)          119   (b)          119   (b)           119
--------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 3 Shares
(Inception Date - 08/28/06)
  Beginning AUV...........................................   (a)   $    9.540   (a)   $   11.568   (a)   $    12.435
                                                             (b)   $    9.418   (b)   $   11.413   (b)   $    12.230
  Ending AUV..............................................   (a)   $   11.568   (a)   $   12.435   (a)   $     7.748
                                                             (b)   $   11.413   (b)   $   12.230   (b)   $     7.601
  Ending Number of AUs....................................   (a)        2,767   (a)       57,143   (a)        80,416
                                                             (b)           32   (b)        1,711   (b)         3,232
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 3 Shares
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   13.889   (a)   $   15.234   (a)   $    15.517
                                                             (b)   $   13.717   (b)   $   15.009   (b)   $    15.250
  Ending AUV..............................................   (a)   $   15.234   (a)   $   15.517   (a)   $    16.494
                                                             (b)   $   15.009   (b)   $   15.250   (b)   $    16.169
  Ending Number of AUs....................................   (a)       99,711   (a)      185,060   (a)     2,961,651
                                                             (b)        2,662   (b)        4,817   (b)        36,304
--------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT CAPITAL GROWTH, CLASS II SHARES - VKT
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   10.404   (a)   $   10.477   (a)   $    11.075
                                                             (b)   $   10.324   (b)   $   10.371   (b)   $    10.936
  Ending AUV..............................................   (a)   $   10.477   (a)   $   11.075   (a)   $     7.116
                                                             (b)   $   10.371   (b)   $   10.936   (b)   $     7.009
  Ending Number of AUs....................................   (a)       76,955   (a)      177,652   (a)       184,232
                                                             (b)        4,803   (b)        1,157   (b)         1,820
--------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK, CLASS II SHARES - VKT
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   13.286   (a)   $   15.336   (a)   $    13.302
                                                             (b)   $   13.141   (b)   $   15.131   (b)   $    13.092
  Ending AUV..............................................   (a)   $   15.336   (a)   $   13.302   (a)   $     8.709
                                                             (b)   $   15.131   (b)   $   13.092   (b)   $     8.550
  Ending Number of AUs....................................   (a)    3,734,436   (a)    9,072,219   (a)    12,221,437
                                                             (b)       63,555   (b)      134,282   (b)       176,388
--------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME, CLASS II SHARES - VKT
(Inception Date - 05/01/06)
  Beginning AUV...........................................   (a)   $   14.601   (a)   $   16.822   (a)   $    15.388
                                                             (b)   $   14.415   (b)   $   16.567   (b)   $    15.116
  Ending AUV..............................................   (a)   $   16.822   (a)   $   15.388   (a)   $    10.260
                                                             (b)   $   16.567   (b)   $   15.116   (b)   $    10.054
  Ending Number of AUs....................................   (a)    3,390,268   (a)    8,100,129   (a)    11,669,782
                                                             (b)      100,434   (b)      192,450   (b)       224,786
--------------------------------------------------------------------------------------------------------------------






                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. As of May 4, 2009, the EstatePlus feature is no longer offered.

                 AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


THE FOLLOWING DETAILS THE DEATH BENEFIT PAYABLE UPON THE CONTINUING SPOUSE'S DEATH. THE DEATH BENEFIT WE WILL PAY TO THE NEW BENEFICIARY CHOSEN BY THE CONTINUING SPOUSE VARIES DEPENDING ON WHETHER LIVING BENEFITS WERE ELECTED, THE AGE OF THE CONTINUING SPOUSE AS OF THE CONTINUATION DATE AND THE CONTINUING SPOUSE'S DATE OF DEATH.


Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Purchase Payment" is used to describe the death benefit payable upon a spousal continuation. We define Continuation Purchase Payment as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.


The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.



THE COMPANY WILL NOT ACCEPT GROSS PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO GROSS PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.



The death benefit is calculated differently depending on whether the original owner had elected one of the Living Benefits, described above.


A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


THE FOLLOWING DESCRIBES THE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:


If the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit is the greatest of:

     a.  Contract value; or

     b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date and prior to the Continuing Spouse's 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

     a.  Contract value; or

     b.  the lesser of:

          (1) Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date and prior to the Continuing Spouse's 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

          (2)  125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.


THE FOLLOWING DESCRIBES THE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:


If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date and prior to the Continuing Spouse's 86th birthday, reduced by any Withdrawal Adjustment; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of Continuing Spouse's 83rd birthday or date of death, plus Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced by any Withdrawal Adjustment.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

     a.  Contract value; or

     b.  the lesser of:

          (1) Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date and prior to the Continuing Spouse's 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

          (2)  125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before May 1, 2009.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 APPENDIX C - OPTIONAL LIVING BENEFITS EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the MarketLock Income Plus and MarketLock For Life features:

MARKETLOCK INCOME PLUS EXAMPLES

The following examples demonstrate the operation of the MarketLock Income Plus feature:

EXAMPLE 1:

Assume you elect MarketLock Income Plus and you invest a single Gross Purchase Payment of $100,000, and you make no additional Gross Purchase Payments, and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $103,000.

Your initial Income Base and Income Credit Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Income Credit on the 1st anniversary is the Net Income Credit Percentage (5%) multiplied by the Income Credit Base ($100,000) which equals $5,000. On your 1st contract anniversary, your Income Base is equal to the greatest of your current Income Base ($100,000), your contract value ($103,000), or your Income Credit plus your current Income Base ($5,000 + $100,000). Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st anniversary is 5% of the Income Base
(5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take withdrawals of up to $5,250 each year as long as the Covered Person(s) is(are) alive and you do not take any Excess Withdrawals.

EXAMPLE 2 - IMPACT OF SUBSEQUENT ELIGIBLE PURCHASE PAYMENTS WITH NO WITHDRAWALS
            AND NO MAXIMUM ANNIVERSARY VALUES:

Assume you elect MarketLock Income Plus, you invest an initial Gross Purchase Payment of $100,000, you make subsequent Gross Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th contract anniversary. Assume further that on your 1st contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Your contract values, Income Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are given as follows:

----------------------------------------------------------------------------------
                                                                         MAXIMUM
                                                                         ANNUAL
                CONTRACT       INCOME        INCOME        INCOME      WITHDRAWAL
 ANNIVERSARY      VALUE         BASE       CREDIT BASE     CREDIT        AMOUNT
----------------------------------------------------------------------------------
     1st        $103,000      $105,000      $100,000       $5,000        $5,250
----------------------------------------------------------------------------------
     2nd        $223,000      $215,000      $200,000       $10,000       $10,750
----------------------------------------------------------------------------------
     3rd        $223,000      $225,000      $200,000       $10,000       $11,250
----------------------------------------------------------------------------------
     4th        $223,000      $235,000      $200,000       $10,000       $11,750
----------------------------------------------------------------------------------
     5th        $253,000      $276,500      $230,000       $11,500       $13,825
----------------------------------------------------------------------------------
     6th        $303,000      $288,000      $230,000       $11,500       $14,400
----------------------------------------------------------------------------------


Since the Income Base equals the Income Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Income Base at the time of deposit equals $205,000 ($105,000 + $100,000). $20,000 of the $120,000 Gross Purchase Payment is considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the 1st contract year. On your 2nd anniversary, your Income Credit is $12,000
(5% x $200,000) and your Income Base equals $215,000 ($205,000 + $10,000). Your
Income Base is not increased to the $223,000 contract value because the highest Anniversary Value is reduced for $20,000 of Ineligible Purchase Payments. Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $10,750 if you were to start taking withdrawals after the 2nd anniversary (5% of the $215,000 Income Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Income Base will increase by your Income Credit and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Gross Purchase Payment in year 5, your new Income Base at the time of deposit equals $265,000
($235,000 + $30,000). On your 5th anniversary, your Income Credit Base is $230,000 and your Income Credit equals $11,500 ($230,000 x 5%). Your Income Base equals $276,500 ($265,000 + $11,500). Any Gross Purchase Payments made on or after your 5th contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Gross Purchase Payment in year 6 will not increase the Income Base, Income Credit Base, or Income Credit. Therefore, if you elect to extend your Income Credit Period, your Income Base is $288,000
($276,500 + $11,500). If you were to start taking withdrawals after the 6th anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $14,400 (5% of the $288,000 Income Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th anniversary, you may take up to

$14,400 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 3 - IMPACT OF MAXIMUM ANNIVERSARY VALUES:

Assume you elect MarketLock Income Plus and you invest a single Gross Purchase Payment of $100,000, and you make no additional Gross Purchase Payments. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amount are as follows:

----------------------------------------------------------------------------------
                                                                         MAXIMUM
                                             INCOME                      ANNUAL
                CONTRACT       INCOME        CREDIT        INCOME      WITHDRAWAL
 ANNIVERSARY      VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------
     1st        $103,000      $105,000      $100,000       $5,000        $5,250
----------------------------------------------------------------------------------
     2nd        $115,000      $115,000      $115,000        N/A*         $5,750
----------------------------------------------------------------------------------
     3rd        $107,000      $120,750      $115,000       $5,750        $6,038
----------------------------------------------------------------------------------
     4th        $110,000      $126,500      $115,000       $5,750        $6,325
----------------------------------------------------------------------------------
     5th        $140,000      $140,000      $140,000        N/A*         $7,000
----------------------------------------------------------------------------------
     6th        $145,000      $147,000      $140,000       $7,000        $7,350
----------------------------------------------------------------------------------


* The Income Base calculated based on the maximum Anniversary Value is greater than the Income Credit plus the Income Base; therefore, the Income Credit Base and Income Base are increased to the current Anniversary value, and the Income Base is not increased by the Income Credit.

On your 6th anniversary, if you elect to extend your Income Credit Period, your Contract Value is $147,000, and your Income Base is stepped-up to $148,400 and Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,350 (5% of the $147,000 Income Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th anniversary, you may take up to $7,350 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT:

Assume you elect MarketLock Income Plus, and you invest a single Gross Purchase Payment of $100,000 with no additional Gross Purchase Payments and no withdrawals before the 6th contract anniversary. Contract values, Income Bases, Income Credit Bases, and Income Credits are as described in Example 3 above. Also assume that during your 7th contract year, after your 6th contract anniversary, your contract value is $107,850 and you make a withdrawal of $11,370. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,350), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,370 - $7,350), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,350. Your contract value after this portion of the withdrawal is $100,500 ($107,850 - $7,350), but your Income Base and Income Credit Base are unchanged. Next, we recalculate your Income Base, Income Credit Base and Income Credit by reducing the Income Base and Income Credit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,020 / $100,500 = 4%). The Income Base is adjusted to $141,120, or $147,000 * 96%. The Income Credit Base is adjusted to $134,400, or $140,000 * 96%. Your new Income Credit is 5% of your new Income Credit Base (5% * $134,400), which equals $6,720. Your new Maximum Annual Withdrawal Amount is your Income Base multiplied by your Maximum Annual Withdrawal Percentage (141,120 * 5%), which equals $7,056. Therefore, if you do not take additional excess withdrawals, you may take up to $7,056 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 5 - IMPACT OF WITHDRAWALS WITHOUT MAXIMUM ANNIVERSARY VALUES

Assume you elect MarketLock Income Plus and you invest a single Gross Purchase Payment of $100,000. You make no additional Gross Purchase Payments and no withdrawals before the 8th contract anniversary. Assume further that on your 1st contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amount are as follows:

----------------------------------------------------------------------------------
                                                                         MAXIMUM
                                             INCOME                      ANNUAL
                CONTRACT       INCOME        CREDIT        INCOME      WITHDRAWAL
 ANNIVERSARY      VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------
     1st        $103,000      $105,000      $100,000       $5,000        $5,250
----------------------------------------------------------------------------------
     2nd        $103,000      $110,000      $100,000       $5,000        $5,500
----------------------------------------------------------------------------------
     3rd        $103,000      $115,000      $100,000       $5,000        $5,750
----------------------------------------------------------------------------------
     4th        $103,000      $120,000      $100,000       $5,000        $6,000
----------------------------------------------------------------------------------
     5th        $103,000      $125,000      $100,000       $5,000        $6,250
----------------------------------------------------------------------------------
     6th        $103,000      $130,000      $100,000       $5,000        $6,500
----------------------------------------------------------------------------------
     7th        $103,000      $135,000      $100,000       $5,000        $6,750
----------------------------------------------------------------------------------
     8th        $103,000      $140,000      $100,000       $5,000        $7,000
----------------------------------------------------------------------------------
     9th         $98,800      $142,000      $100,000       $2,000        $7,100
----------------------------------------------------------------------------------
    10th         $93,120      $143,000      $100,000       $1,000        $7,150
----------------------------------------------------------------------------------


On your 8th anniversary, if you elect to extend your Income Credit Period, your contract value is $103,000, and your Income Base is stepped-up to $140,000 and your Income Credit Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum

Annual Withdrawal Amount if you were to start taking withdrawals would be $7,000 (5% of the $140,000 Income Base). Assume that during your 8th contract year, after your 8th contract anniversary, you make a withdrawal of $4,200 (3% of the $140,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your contract value on your 9th anniversary will equal $98,800
($103,000 - $4,200). Your new Income Credit is 2% (5% - 3%) of your Income Credit Base (2% * $100,000), which is $2,000. Your Income Base is equal to the greatest of your contract value ($98,800) or your Income Credit plus your current Income Base ($142,000 = $2,000 + $140,000). Assume that during your 9th contract year, after your 9th contract anniversary, you make another withdrawal of $5,680 (4% of the $142,000 Income Base) which is less than your Maximum Annual Withdrawal Amount. Then, your contract value on your 10th anniversary will equal $93,120 (98,800 - $5,680). Your new Income Credit is 1% (5% - 4%) of your Income Credit Base (1% * $100,000), which is $1,000. Your Income Base is equal to the greatest of your contract value ($93,120) or your Income Credit plus your current Income Base ($143,000 = $1,000 + $142,000).

On your 10th anniversary, if your Maximum Annual Withdrawal Percentage is 5%, your new Maximum Annual Withdrawal Amount will be $7,150 (5% of the $143,000 Income Base). Therefore, if you do not take any Excess Withdrawals, you may take up to $7,150 each year as long as the Covered Person(s) is(are) alive.

EXAMPLE 6 - IMPACT OF MINIMUM INCOME BASE

Assume you elect MarketLock Income Plus and you invest a single Gross Purchase Payment of $100,000. You make no additional Gross Purchase Payments and no withdrawals before the 12th contract anniversary. Assume further that on your 1st contract anniversary, your contract value increases to $103,000, but through each subsequent contract year, there is effectively 0% growth net of fees in your contract value. Therefore, your Income Base and Income Credit Base do not increase due to a maximum Anniversary Value. Assume that your contract values, Income Bases, Income Credit Bases, Income Credits, and Maximum Annual Withdrawal Amounts are as follows:

----------------------------------------------------------------------------------
                                                                         MAXIMUM
                                             INCOME                      ANNUAL
                CONTRACT       INCOME        CREDIT        INCOME      WITHDRAWAL
 ANNIVERSARY      VALUE         BASE          BASE         CREDIT        AMOUNT
----------------------------------------------------------------------------------
     1st        $103,000      $105,000      $100,000       $5,000        $5,250
----------------------------------------------------------------------------------
     2nd        $103,000      $110,000      $100,000       $5,000        $5,500
----------------------------------------------------------------------------------
     3rd        $103,000      $115,000      $100,000       $5,000        $5,750
----------------------------------------------------------------------------------
     4th        $103,000      $120,000      $100,000       $5,000        $6,000
----------------------------------------------------------------------------------
     5th        $103,000      $125,000      $100,000       $5,000        $6,250
----------------------------------------------------------------------------------
     6th        $103,000      $130,000      $100,000       $5,000        $6,500
----------------------------------------------------------------------------------
     7th        $103,000      $135,000      $100,000       $5,000        $6,750
----------------------------------------------------------------------------------
     8th        $103,000      $140,000      $100,000       $5,000        $7,000
----------------------------------------------------------------------------------
     9th        $103,000      $145,000      $100,000       $5,000        $7,250
----------------------------------------------------------------------------------
    10th        $103,000      $150,000      $100,000       $5,000        $7,500
----------------------------------------------------------------------------------
    11th        $103,000      $155,000      $100,000       $5,000        $7,750
----------------------------------------------------------------------------------
    12th        $103,000      $200,000      $200,000         NA*         $10,000
----------------------------------------------------------------------------------


* The Income Base calculated based on 200% of the Purchase Payments made in the 1st contract year is greater than the maximum Anniversary Value and the Income Credit plus the Income Base; therefore, the Income Base and the Income Credit Base are increased to $200,000 on the 12th anniversary.

On your 12th anniversary, your Income Base is equal to the greatest of your contract value ($103,000), your Income Credit plus your current Income Base ($160,000 = $155,000 + $5,000), and 200% of the Purchase Payments made in the 1st contract year ($200,000 = 200% x $100,000). Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $10,000 (5% of the $200,000 Income
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 12th anniversary, you may take up to $10,000 each year as long as the Covered Person(s) is(are) alive.

MARKETLOCK FOR LIFE EXAMPLES

The following examples demonstrate the operation of the MarketLock For Life feature:

EXAMPLE 1:

Assume you elect MarketLock For Life and you invest a single Gross Purchase Payment of $100,000, and you make no additional Gross Purchase Payments, and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $103,000.

Your initial Income Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your 1st contract anniversary, your Income Base is equal to the greater of your current Income Base ($100,000), or your contract value ($103,000), which is $103,000. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st anniversary is 5% of the Income Base
(5% x $103,000 = $5,150). Therefore, as of your 1st contract anniversary, you may take withdrawals of up to $5,150 each year as long as the Covered Person(s) is(are both) alive and you do not take any excess withdrawals.

EXAMPLE 2 - IMPACT OF MAXIMUM ANNIVERSARY VALUES

Assume you elect MarketLock For Life and you invest a single Gross Purchase Payment of $100,000, and you make no additional Gross Purchase Payments. Assume that your contract values, Income Bases, and Maximum Annual Withdrawal Amount are as follows:

------------------------------------------------------
                                             MAXIMUM
                                             ANNUAL
                CONTRACT                   WITHDRAWAL
 ANNIVERSARY      VALUE      INCOME BASE     AMOUNT
------------------------------------------------------
------------------------------------------------------
     1st        $103,000      $103,000       $5,150
------------------------------------------------------
     2nd        $115,000      $115,000       $5,750
------------------------------------------------------
     3rd        $107,000      $115,000       $5,750
------------------------------------------------------
     4th        $110,000      $115,000       $5,750
------------------------------------------------------
     5th        $140,000      $140,000       $7,000
------------------------------------------------------


On your 2nd anniversary, your Income Base is equal to the greater of your current Income Base ($103,000), or your contract value ($115,000), which is $115,000. On your 3rd and 4th anniversary, your Income Base stays at $115,000 because your contract values on those anniversaries are less than current Income Base ($115,000). Then, on your 5th anniversary, your contract value is $140,000, so your Income Base is stepped-up to $140,000. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,000 (5% of the $140,000 Income
Base). Therefore, if you do not take any Excess Withdrawals and begin taking withdrawals as of the 5th anniversary, you may take up to $7,000 each year as long as the Covered Person(s) is(are both) alive.

EXAMPLE 3 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT

Assume you elect MarketLock For Life, and you invest a single Gross Purchase Payment of $100,000 with no additional Gross Purchase Payments and no withdrawals before the 5th contract anniversary. Contract values, Income Bases, and Maximum Annual Withdrawal Amount are as described in EXAMPLE 2 above. Also assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $117,800 and you make a withdrawal of $11,432. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,000), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,432 - $7,000), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,000. Your contract value after this portion of the withdrawal is $110,800
($117,800 - $7,000), but your Income Base and Income Credit Base are unchanged. Next, we recalculate your Income Base, Income Credit Base and Income Credit by reducing the Income Base and Income Credit Base by the proportion by which the Contract Value was reduced by the Excess Withdrawal ($4,432 / $110,800 = 4%). The Income Base is adjusted to $134,400, or $140,000 * 96%. Your new Maximum Annual Withdrawal Amount is your Income Base multiplied by your Maximum Annual Withdrawal Percentage ($134,400 * 5%), which equals $6,720. Therefore, if you do not take additional excess withdrawals, you may take up to $6,720 each year as long as the Covered Person(s) is (are both) alive.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION              STATES
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Pennsylvania
                            incur a $10 transfer fee.                 Texas
------------------------------------------------------------------------------------
 Administration Charge      Contract Maintenance Fee is $30.          New Mexico
                                                                      North Dakota
------------------------------------------------------------------------------------
 Administrative Charge      Charge will be deducted pro-rata from     Washington
                            Variable Portfolios only.
------------------------------------------------------------------------------------
 MarketLock Income Plus,    Charge will be deducted pro-rata from     Oregon
 MarketLock For Life        Variable Portfolios only.                 Texas
                                                                      Washington
------------------------------------------------------------------------------------
 Free Look                  If you reside in Arizona and are age 65   Arizona
                            or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Free Look                  If you reside in California and are age   California
                            60 or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Death Benefits             If the contract is issued on or after     Washington
                            your 83rd birthday, but before your
                            86th birthday, the death benefit is the
                            greater of: 1) contract value or 2)
                            Gross Purchase Payments received prior
                            to your 86th birthday reduced for any
                            withdrawals in the same proportion that
                            the contract value was reduced by such
                            withdrawal.
------------------------------------------------------------------------------------
 Death Benefits Upon        If the Continuing Spouse continues the    Washington
 Spousal Continuation       contract on or after the Continuing
                            Spouse's 83rd birthday but before their
                            86th birthday, the death benefit is the
                            greater of: 1) contract value or 2)
                            contract value on the Continuation
                            date, plus Gross Purchase Payments
                            received after the Continuation Date
                            but before the Continuing Spouse's 86th
                            birthday, reduced for any withdrawals
                            in the same proportion that the
                            contract value was reduced by such
                            withdrawal.
------------------------------------------------------------------------------------
 Letter of Intent           The Letter of Intent is not applicable.   Oregon
                                                                      Texas
                                                                      Washington
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0.50%    California
                            for Qualified contracts and 2.35% for
                            Non-Qualified contracts when you
                            surrender your contract or begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Maine
                            Qualified contracts and 2.0% for Non-
                            Qualified contracts when you make a
                            Purchase Payment.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Nevada
                            Qualified contracts and 3.5% for Non-
                            Qualified contracts when you surrender
                            your contract or begin the Income
                            Phase.
------------------------------------------------------------------------------------
 Premium Tax                For the first $500,000 in the contract,   South Dakota
                            we deduct premium tax charges of 0% for
                            Qualified contracts and 1.25% for Non-
                            Qualified contracts when you make a
                            Purchase Payment. For any amount in
                            excess of $500,000 in the contract, we
                            deduct front-end premium tax charges of
                            0% for Qualified contracts and 0.80%
                            for Non-Qualified contracts when you
                            make a Purchase Payment.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     West Virginia
                            for Qualified contracts and 1.0% for
                            Non-Qualified contracts when you
                            surrender your contract or begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Wyoming
                            Qualified contracts and 1.0% for Non-
                            Qualified contracts when you make a
                            Purchase Payment.
------------------------------------------------------------------------------------
 Annuity Date               You may begin the Income Phase any time   Florida
                            after your first contract anniversary.
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX E - IMPORTANT INFORMATION FOR CONTRACTS ISSUED PRIOR TO JANUARY 1, 2007
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.


As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.


The financial statements of American Home are included in the Registration Statement and are available by requesting a Statement of Additional Information.

  Please forward a copy (without charge) of the Polaris(II) A-Class Platinum Series Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------




  Return to: SunAmerica Annuity and Life Assurance Company, Annuity Service Center, P.O. Box 54299,
  Los Angeles, California 90054-0299

                          [POLARIS(II) A - CLASS LOGO]
                                   PROSPECTUS
                                  JULY 27, 2009


               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                               issued by Depositor

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               in connection with
                         VARIABLE ANNUITY ACCOUNT SEVEN


This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the Separate Account) and Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the American Funds Insurance Series ("AFIS"), the Anchor Series Trust ("AST"), the Lord Abbett Series Fund, Inc. ("LASF"), the SunAmerica Series Trust ("SAST") and the Van Kampen Life Investment Trust ("VKT").



UNDERLYING FUNDS:                                             MANAGED BY:
     Aggressive Growth                                        Wells Capital Management Inc.
     Alliance Growth                                          AllianceBernstein, L.P.
     American Funds Asset Allocation                          Capital Research and Management Company
     American Funds Global Growth                             Capital Research and Management Company
     American Funds Growth                                    Capital Research and Management Company
     American Funds Growth-Income                             Capital Research and Management Company
     Asset Allocation                                         Edge Asset Management, Inc.(3)
     Balanced                                                 J.P. Morgan Investment Management Inc.
     Blue Chip Growth                                         SunAmerica Asset Management Corp.
     Capital Appreciation                                     Wellington Management Company, LLP
     Capital Growth                                           OppenheimerFunds, Inc.
     Cash Management                                          Columbia Management Advisors, LLC
     Corporate Bond                                           Federated Investment Management Company
     Davis Venture Value                                      Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(1)                                 SunAmerica Asset Management Corp.
     Emerging Markets                                         Putnam Investment Management, LLC
     Equity Opportunities                                     OppenheimerFunds, Inc.
     Fundamental Growth                                       Wells Capital Management Inc.
     Global Bond                                              Goldman Sachs Asset Management International
     Global Equities                                          J.P. Morgan Investment Management Inc.
     Government and Quality Bond                              Wellington Management Company, LLP
     Growth Opportunities                                     Morgan Stanley Investment Management, Inc.(2)
     Growth                                                   Wellington Management Company, LLP
     Growth-Income                                            AllianceBernstein, L.P.
     High-Yield Bond                                          SunAmerica Asset Management Corp.
     International Diversified Equities                       Morgan Stanley Investment Management, Inc.(2)
     International Growth & Income                            Putnam Investment Management, LLC
     Lord Abbett Growth and Income                            Lord, Abbett & Co. LLC
     Lord Abbett Mid Cap Value                                Lord, Abbett & Co. LLC
     MFS Massachusetts Investors Trust(1)                     Massachusetts Financial Services Company
     MFS Total Return                                         Massachusetts Financial Services Company
     Mid-Cap Growth                                           J.P. Morgan Investment Management Inc.
     Real Estate                                              Davis Selected Advisers, L.P.
     Technology                                               Columbia Management Advisors, LLC
     Telecom Utility                                          Massachusetts Financial Services Company
     Total Return Bond                                        Pacific Investment Management Company LLC
     Van Kampen LIT Capital Growth, Class II Shares           Van Kampen Asset Management
     Van Kampen LIT Comstock, Class II Shares(1)              Van Kampen Asset Management
     Van Kampen LIT Growth and Income, Class II Shares        Van Kampen Asset Management



 (1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investor Trust is an equity fund seeking reasonable current income and long-term growth of capital and income. Van Kampen LIT Comstock, Class II shares is an equity fund seeking capital growth and income.

 (2) Morgan Stanley Investment Management, Inc. does business in certain circumstances using the name "Van Kampen."

 (3) Edge Asset Management, Inc. was formerly known as WM Advisors, Inc.



This contract is no longer available for purchase by new contract owners.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 27, 2009. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



GLOSSARY..............................................................      3
HIGHLIGHTS............................................................      4
FEE TABLE.............................................................      5
     Maximum Owner Transaction Expenses...............................      5
     Contract Maintenance Fee.........................................      5
     Separate Account Annual Expenses.................................      5
     Underlying Fund Expenses.........................................      5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES..................................      6
THE POLARIS(II) A-CLASS VARIABLE ANNUITY..............................      7
PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY.....................      7
     Allocation of Purchase Payments..................................      8
     Accumulation Units...............................................      9
     Right to Examine.................................................      9
     Exchange Offers..................................................      9
     Important Information for Military Servicemembers................      9
INVESTMENT OPTIONS....................................................     10
     Variable Portfolios..............................................     10
          American Funds Insurance Series.............................     10
          Anchor Series Trust.........................................     10
          Lord Abbett Series Fund, Inc. ..............................     10
          SunAmerica Series Trust.....................................     10
          Van Kampen Life Investment Trust............................     10
     Substitution, Addition or Deletion of Variable Portfolios........     12
     Fixed Accounts...................................................     12
     Dollar Cost Averaging Fixed Accounts.............................     12
     Dollar Cost Averaging Program....................................     13
     Polaris Portfolio Allocator Program..............................     13
     Transfers During the Accumulation Phase..........................     14
     Automatic Asset Rebalancing Program..............................     17
     Return Plus Program..............................................     17
     Voting Rights....................................................     17
ACCESS TO YOUR MONEY..................................................     18
     Systematic Withdrawal Program....................................     18
     Minimum Contract Value...........................................     18
     Qualified Contract Owners........................................     18
DEATH BENEFIT.........................................................     18
     Death Benefit Defined Terms......................................     19
     Death Benefit Options............................................     20
     Optional EstatePlus Benefit......................................     21
     Spousal Continuation.............................................     21
EXPENSES..............................................................     22
     Separate Account Expenses........................................     22
     Underlying Fund Expenses.........................................     24
     Transfer Fee.....................................................     24
     Optional EstatePlus Fee..........................................     24
     Premium Tax......................................................     24
     Income Taxes.....................................................     24
     Reduction or Elimination of Fees, Expenses
            and Additional Amounts Credited...........................     25
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT..............     25
ANNUITY INCOME OPTIONS................................................     26
     Annuity Date.....................................................     26
     Annuity Income Options...........................................     26
     Fixed or Variable Annuity Income Payments........................     27
     Annuity Income Payments..........................................     27
     Transfers During the Income Phase................................     28
     Deferment of Payments............................................     28
     The Income Protector Feature.....................................     28
TAXES.................................................................     29
     Annuity Contracts in General.....................................     29
     Tax Treatment of Distributions - Non-Qualified Contracts.........     29
     Tax Treatment of Distributions - Qualified Contracts.............     30
     Required Minimum Distributions...................................     31
     Tax Treatment of Death Benefits..................................     32
     Contracts Owned by a Trust or Corporation........................     32
     Gifts, Pledges and/or Assignments of a Contract..................     32
     Diversification and Investor Control.............................     32
OTHER INFORMATION.....................................................     33
     The Distributor..................................................     33
     The Company......................................................     33
     The Separate Account.............................................     34
     The General Account..............................................     34
     Financial Statements.............................................     35
     Administration...................................................     35
     Legal Proceedings................................................     36
     Registration Statements..........................................     36
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION.........................................................     36
APPENDIX A - CONDENSED FINANCIAL INFORMATION..........................    A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION............    B-1
APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")..........................    C-1
APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME
  PROTECTOR FEATURE...................................................    D-1
APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY...........    E-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.



FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms applicable to any given transaction or request received by us.

GROSS PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it. Gross Purchase Payments do not reflect the reduction of the sales charge.



INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.



LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.




MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").



NYSE - New York Stock Exchange



OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


PURCHASE PAYMENTS - The portion of your Gross Purchase Payments which we invest in your contract. We calculate this amount by deducting the applicable sales charge from your Gross Purchase Payments.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the American Funds Insurance Series, Anchor Series Trust, Lord Abbett Series Fund, Inc., SunAmerica Series Trust and Van Kampen Life Investment Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) A-Class Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for those features. We apply an up-front sales charge against Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount. PLEASE SEE THE FEE TABLE, PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE

(as a percentage of each Gross Purchase
  Payment)(2)............................   5.75%




TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE ...................................................None



SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Mortality and Expense Risk Fees..........   0.70%
Distribution Expense Charge..............   0.15%
Optional EstatePlus Fee(3)...............   0.25%
                                            -----
  TOTAL SEPARATE ACCOUNT ANNUAL
     EXPENSES............................   1.10%
                                            =====






UNDERLYING FUND EXPENSES
(AS OF JANUARY 31, 2009)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND
EXPENSES                            MINIMUM   MAXIMUM
----------------------------        -------   -------
(expenses that are deducted from
Trust assets, including
management fees, 12b-1 fees, if
applicable, and other expenses)..    0.49%     1.40%



FOOTNOTES TO THE FEE TABLE


(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.


(2) Your Gross Purchase Payment may qualify for a reduced sales charge. PLEASE SEE EXPENSES SECTION BELOW.

                                              SALES CHARGE AS A
INVESTMENT AMOUNT (AS DEFINED IN SALES       PERCENTAGE OF GROSS
CHARGE SECTION)                           PURCHASE PAYMENT INVESTED
--------------------------------------    -------------------------
Less than $50,000.......................             5.75%
$50,000 but less than $100,000..........             4.75%
$100,000 but less than $250,000.........             3.50%
$250,000 but less than $500,000.........             2.50%
$500,000 but less than $1,000,000.......             2.00%
$1,000,000 or more......................             0.50%





A withdrawal charge of 0.50% applies only to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level, if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal.




(3) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your separate account annual expenses would be 0.85%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.10% (including EstatePlus) and investment in an Underlying Fund with total expenses of 1.40%)


(1)  If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $814      $1,309     $1,829     $3,248



(2) If you do not surrender or annuitize your contract at the end of the applicable time period(3):


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $814      $1,309     $1,829     $3,248





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 0.85%, no election of optional features and investment in an Underlying Fund with total expenses of 0.49%)


(1)  If you surrender your contract at the end of the applicable time:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $704       $975      $1,267     $2,095



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $704       $975      $1,267     $2,095



EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.


2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed. A maximum sales charge of 5.75%



    is used in both the maximum and minimum examples because of the $10,000 investment amount. Your expenses may be lower if you are subject to a lower sales charge. Although premium taxes may apply in certain states, they are not reflected in the Examples.


3. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.



THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    THE POLARIS(II) A-CLASS VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        PURCHASING A POLARIS(II) A-CLASS
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Gross Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Gross Purchase Payment.

The following chart shows the minimum initial and subsequent Gross Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                           GROSS PURCHASE         GROSS PURCHASE
                              PAYMENT                PAYMENT
-------------------------------------------------------------------
      Qualified                $2,000                  $250
-------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
-------------------------------------------------------------------


We reserve the right to refuse any Gross Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Gross Purchase Payments greater than $1,500,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Gross Purchase Payments greater than $250,000. Gross Purchase Payments that would cause total Gross Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE


We will not issue a contract to anyone age 86 or older on the contract issue date. We will not accept subsequent Gross Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION FOR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.


JOINT OWNERSHIP


We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.


DOMESTIC PARTNERS AND SAME-SEX SPOUSES





Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow Same-Sex Spouses to marry ("Same-Sex Spouses"). However, Domestic Partners and Same-Sex Spouses who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners and same-sex partners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.



ASSIGNMENT OF THE CONTRACT



You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.




ALLOCATION OF PURCHASE PAYMENTS

A Purchase Payment is the portion of your Gross Purchase Payment which we invest in your contract after we deduct the sales charge.

In order to issue your contract, we must receive your initial Gross Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Gross Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Gross Purchase Payments. Thus, if we have deemed a broker-dealer our agent, a Gross Purchase Payment received by the broker-dealer will be priced as if the Gross Purchase Payment was received by us. However, if a broker-dealer is not deemed our agent, a Gross Purchase Payment received by the broker-dealer will not be priced until it is received by us.


An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Gross Purchase Payment is received before Market Close. If the initial Gross Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.



Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Gross Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Gross Purchase Payment. If we receive a Gross Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.


Gross Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:


SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330


Gross Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Gross Purchase Payments can only be accepted at the following address:


SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330


Delivery of Gross Purchase Payments to any other address will result in a delay in crediting your contract until the Gross Purchase Payment is received at the Payment Center.



ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE:


     We receive a $25,000 Gross Purchase Payment from you on Wednesday which you allocate to the Variable Portfolio A. After we deduct the sales charge, the net amount to be invested of your Gross Purchase Payment is $23,562.50. We determine that the value of an Accumulation Unit for the Variable Portfolio A is $11.10 when the NYSE closes on Wednesday. We then divide $23,562.50 by $11.10 and credit your contract on Wednesday night with 2,122.747748 Accumulation Units for the Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.



RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center plus any sales charges we deducted. The amount refunded may be more or less than the amount you originally invested.

Certain states require us to return your Gross Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Gross Purchase Payments upon a free look. If your contract was issued in a state requiring return of Gross Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Gross Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.



EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.


You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2

     Capital Research and Management Company is the investment adviser to American Funds Insurance Series ("AFIS").

     ANCHOR SERIES TRUST - CLASS 1


     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").


     LORD ABBETT SERIES FUND, INC. - CLASS VC

     Lord, Abbett & Co. LLC is the investment adviser to Lord Abbett Series Fund, Inc. ("LASF").

     SUNAMERICA SERIES TRUST - CLASS 1

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

     VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II

     Van Kampen Asset Management is the investment adviser to Van Kampen Life Investment Trust ("VKT").

               (SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                                     MANAGED BY:                                      TRUST    ASSET CLASS
----------------                                     -----------                                      -----    -----------
Aggressive Growth                                    Wells Capital Management Inc.                    SAST     STOCK
Alliance Growth                                      AllianceBernstein, L.P.                          SAST     STOCK
American Funds Asset Allocation                      Capital Research and Management Company          AFIS     BALANCED
American Funds Global Growth                         Capital Research and Management Company          AFIS     STOCK
American Funds Growth                                Capital Research and Management Company          AFIS     STOCK
American Funds Growth-Income                         Capital Research and Management Company          AFIS     STOCK
Asset Allocation                                     Edge Asset Management, Inc.(3)                   AST      BALANCED
Balanced                                             J.P. Morgan Investment Management Inc.           SAST     BALANCED
Blue Chip Growth                                     SunAmerica Asset Management Corp.                SAST     STOCK
Capital Appreciation                                 Wellington Management Company, LLP               AST      STOCK
Capital Growth                                       OppenheimerFunds, Inc.                           SAST     STOCK
Cash Management                                      Columbia Management Advisors, LLC                SAST     CASH
Corporate Bond                                       Federated Investment Management Company          SAST     BOND
Davis Venture Value                                  Davis Selected Advisers, L.P.                    SAST     STOCK
"Dogs" of Wall Street(1)                             SunAmerica Asset Management Corp.                SAST     STOCK
Emerging Markets                                     Putnam Investment Management, LLC                SAST     STOCK
Equity Opportunities                                 OppenheimerFunds, Inc.                           SAST     STOCK
Fundamental Growth                                   Wells Capital Management Inc.                    SAST     STOCK
Global Bond                                          Goldman Sachs Asset Management International     SAST     BOND
Global Equities                                      J.P. Morgan Investment Management Inc.           SAST     STOCK
Government and Quality Bond                          Wellington Management Company, LLP               AST      BOND
Growth Opportunities                                 Morgan Stanley Investment Management, Inc.(2)    SAST     STOCK
Growth                                               Wellington Management Company, LLP               AST      STOCK
Growth-Income                                        AllianceBernstein, L.P.                          SAST     STOCK
High-Yield Bond                                      SunAmerica Asset Management Corp.                SAST     BOND
International Diversified Equities                   Morgan Stanley Investment Management, Inc.(2)    SAST     STOCK
International Growth & Income                        Putnam Investment Management, LLC                SAST     STOCK
Lord Abbett Growth and Income                        Lord, Abbett & Co. LLC                           LASF     STOCK
Lord Abbett Mid Cap Value                            Lord, Abbett & Co. LLC                           LASF     STOCK
MFS Massachusetts Investors Trust(1)                 Massachusetts Financial Services Company         SAST     STOCK
MFS Total Return                                     Massachusetts Financial Services Company         SAST     BALANCED
Mid-Cap Growth                                       J.P. Morgan Investment Management Inc.           SAST     STOCK
Real Estate                                          Davis Selected Advisers, L.P.                    SAST     STOCK
Technology                                           Columbia Management Advisors, LLC                SAST     STOCK
Telecom Utility                                      Massachusetts Financial Services Company         SAST     STOCK
Total Return Bond                                    Pacific Investment Management Company LLC        SAST     BOND
Van Kampen LIT Capital Growth, Class II Shares       Van Kampen Asset Management                      VKT      STOCK
Van Kampen LIT Comstock, Class II Shares(1)          Van Kampen Asset Management                      VKT      STOCK
Van Kampen LIT Growth and Income, Class II Shares    Van Kampen Asset Management                      VKT      STOCK



 (1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investor Trust is an equity fund seeking reasonable current income and long-term growth of capital and income. Van Kampen LIT Comstock, Class II Shares is an equity fund seeking capital growth and income.

 (2) Morgan Stanley Investment Management, Inc., does business in certain instances using the name "Van Kampen."

 (3) Edge Asset Management, Inc. was formerly known as WM Advisors, Inc.



YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH
            UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.



FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If your contract offered Fixed Accounts subject to a market value adjustment, please see the Market Value Adjustment ("MVA") Appendix in this prospectus for additional information.

DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.



DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM


The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.


We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.


If you choose to allocate subsequent Gross Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).


You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

POLARIS PORTFOLIO ALLOCATOR PROGRAM



PROGRAM DESCRIPTION

This program may be offered to you at no additional cost to assist in diversifying your investment across various investment categories. The program allows you to invest in either one of the four Polaris Portfolio Allocator models ("Models") or in one of the four Sample Portfolios. Each Model and Sample Portfolio is comprised of a carefully selected combination of Variable Portfolios representing various investment categories. The Models allocate amongst the various asset classes to attempt to match certain combinations of investor's investment time horizon and risk tolerance. The Sample Portfolios allocate amongst the various investment categories and coincide with the recommended weightings for each Sample Portfolio's objective. Please consult your financial representative about investment in the program.


The Polaris Portfolio Allocator models and Sample Portfolios for this product are no longer reconfigured annually. Once you invest in a model, the percentages of your contract value allocated to each Variable Portfolio within a model will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolios in each Polaris Portfolio Allocator model in line with your investment goals.


Your broker-dealer designs the Sample Portfolios. Your broker-dealer may have revenue sharing arrangements in place with the money managers that manage the Underlying Funds comprising the Sample Portfolios. Those arrangements are not related to the availability of the same Underlying Funds in this variable annuity. Information about your broker-dealer's revenue sharing arrangements can be obtained from your financial representative or by visiting the broker-dealer's website.

ENROLLING IN THE POLARIS PORTFOLIO ALLOCATOR PROGRAM


You may enroll in the program by selecting the Model or Sample Portfolio on the investment election form. You and your financial representative should determine the Model or Sample Portfolio most appropriate for you based on your financial needs, risk tolerance and investment horizon. You may request to discontinue the use of a Model or Sample Portfolio by providing a written reallocation request, calling our Annuity Service Center or logging onto our website.


You may also choose to invest gradually into a Model or Sample Portfolio through the DCA program. PLEASE SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE.

You may only invest in either one Model or one Sample Portfolio at a time. Participation in this program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in a Model or Sample Portfolio. Investment outside of the Sample Portfolios is prohibited. If you attempt to split your investment in one or more Models, your investment may no longer be consistent with the Model's intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Model, such an investment may no longer be consistent with the model's intended objectives. You can transfer 100% of your investment from one Model or Sample Portfolio to a different Model or Sample Portfolio at any time.



WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Model or Sample Portfolio unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Model or Sample Portfolio, your investment may no longer be consistent with the Model's or Sample Portfolio's intended objectives. Withdrawals may be subject to a withdrawal charge. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

REBALANCING THE POLARIS PORTFOLIO ALLOCATOR MODELS AND THE SAMPLE PORTFOLIOS

You can elect to have your investment in the Model or Sample Portfolio rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Model or Sample Portfolio you selected.

With respect to the Models, if you choose to make investments outside of the Model, only those Variable Portfolios within the Model you selected will be rebalanced. Investments in other Variable Portfolios not included in the Model cannot be rebalanced if you wish to maintain your current Model.

Over time, the Model or Sample Portfolio you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and changes in the Variable Portfolio's investment objectives. Therefore, if you do not elect to have your investment in the Model or Sample Portfolio rebalanced at least annually, then your investment may no longer be consistent with the Model or Sample Portfolio's intended objectives. In addition, your investment goals, financial situation and risk tolerance may change. You should consult your financial representative about how to keep your Model or Sample Portfolio's allocations in line with your investment goals. Finally, changes in investment objectives or management of the underlying funds in the models may mean that, over time, the Models no longer are consistent with their original investment goals.




IMPORTANT INFORMATION ABOUT THE POLARIS PORTFOLIO ALLOCATOR PROGRAM


The Models and Sample Portfolios are not intended as investment advice about investing in the Variable Portfolios, and we do not provide investment advice regarding whether a Model or Sample Portfolio should be revised or whether it remains appropriate to invest in accordance with any particular Model or Sample Portfolio.

The program does not guarantee greater or more consistent returns. Future market and investment category performance may differ from the historical performance upon which the Models and Sample Portfolios may have been built. Also, allocation to a single investment category may outperform a Model or Sample Portfolio, so that you could have been better off investing in a single investment category than in a Model or Sample Portfolio. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single investment category. Further, there can be no assurance that any Variable Portfolio chosen for a particular Model or Sample Portfolio will perform well or that its performance will closely reflect that of the investment category it is designed to represent.

The Models and Sample Portfolios represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Models or Sample Portfolios meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Models or Sample Portfolios can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PROGRAM AT ANY TIME.



TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the

Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 15 transfers. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.



The first 15 transfers in a rolling 12-month look-back period ("12-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 15th transfer in a 12-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 15th transfer in a 12-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for 12-months following the date of the 15th transfer ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2008 and within the previous twelve months (from August 17, 2007 forward) you made 15 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2008 must be submitted by U.S. Mail (from August 17, 2008 through August 16,
2009).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request; (4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.



Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.



AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which had higher returns into a Variable Portfolio which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.



RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.



VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.



SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.



MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary.


We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:


     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.



EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-Qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.




DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.


The Company does not accept Gross Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Gross Purchase Payments are received on or after your 86th birthday.


DEATH BENEFIT OPTIONS


This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Value Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated. You may pay for the optional EstatePlus feature and your Beneficiary may never receive the benefit once you begin the Income Phase on or before the Latest Annuity Date.



OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION





The death benefit is the greatest of:



     1. Contract value; or



     2. Net Purchase Payments, compounded at 8% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the 75th birthday; or



     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Purchase Payments received after the seventh contract anniversary; or



     4. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal.



The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.





OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death. The anniversary values equal the contract value on a contract anniversary, plus any Purchase Payments received since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

     1. Contract value; or

     2. The lesser of:

          a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

          b. 125% of contract value.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.




For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by SunAmerica Annuity Life Assurance Company and/or First SunAmerica Life Insurance Company to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.


The death benefit options on contracts issued before June 1, 2004 would be subject to a different calculation. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

OPTIONAL ESTATEPLUS BENEFIT



EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract. This benefit is not available for election in Washington.


You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
----------------------------------------------------------------------------------------


The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners and same-sex partners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract. If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.



To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner. The Continuing Spouse may not terminate the optional Maximum Anniversary Value death benefit.


Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.



SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UPFRONT SALES CHARGE


We may apply an up front sales charge against the Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount.


Your investment amount is determined on the day we receive a Gross Purchase Payment and is the greater of:

     1.  The sum of:

         (a)  the Gross Purchase Payment amount;

         (b)  the current contract value of this contract; and

         (c) the current contract value of any eligible related contracts as defined under the Rights of Accumulation section below; or

     2.  The amount, if any, you agree to contribute to this contract.


------------------------------------------------------------------------
                                                 Sales Charge as a
                                                   Percentage of
                                                  Gross Purchase
            Investment Amount                    Payment Invested
------------------------------------------------------------------------
  Less than $50,000                                    5.75%
  $ 50,000 but less than $100,000                      4.75%
  $100,000 but less than $250,000                      3.50%
  $250,000 but less than $500,000                      2.50%
  $500,000 but less than $1,000,000                    2.00%
  $1,000,000 or more                                   0.50%*
------------------------------------------------------------------------



* Additionally, a withdrawal charge of 0.50% only applies to Gross Purchase Payment(s) that qualify for the $1,000,000 or more Investment Amount level, if the Gross Purchase Payment(s) are invested less than 12 months at the time of withdrawal. PLEASE SEE PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE BELOW.

We call the above investment levels "breakpoints." You can reduce your sales charge by increasing your investment amount to reach the next breakpoint. For example, an investment amount of $50,000 brings you to the first breakpoint and entitles you to a reduced sales charge of 4.75%.

REDUCING YOUR SALES CHARGES

Our Rights of Accumulation feature allows you to combine your current Gross Purchase Payment with other Gross Purchase Payments and/or contract values so that you may take advantage of the breakpoints in the sales charge schedule.


Other sales charge reductions may be available to clients of financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fee based services. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED BELOW.


LETTER OF INTENT


The Letter of Intent feature lets you establish an investment goal up front so that all Gross Purchase Payments you make during a designated 13-month period receive the sales charge corresponding to your stated investment goal. When you submit a signed Letter of Intent, we use the amount of your stated investment goal to determine the sales charge on any Gross Purchase Payment you make during the 13-month period as though the total amount of Gross Purchase Payments (your investment goal) is invested as one lump-sum.


Gross Purchase Payments made within 90 days prior to our receipt of your Letter of Intent (but not prior to the issue date of your contract) may count towards meeting your investment goal. If you use prior Gross Purchase Payments towards satisfying your investment goal, the Letter of Intent start date will be backdated to the receipt date of the earliest prior Gross Purchase Payment. If you wish to use prior Gross Purchase Payments towards meeting your investment goal, you or your financial representative must inform us of such prior Gross Purchase Payments at the time you submit your Letter of Intent.

     EXAMPLE:

     Assume as part of your contract application you sign a Letter of Intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.75%. You make an initial Gross Purchase Payment of $20,000. We deduct a reduced sales charge of 4.75% from your initial Gross Purchase Payment. Ten months later you make a subsequent Gross Purchase Payment of $30,000. We again deduct a reduced sales charge of 4.75% from your Gross Purchase Payment. Without a Letter of Intent the sales charge for the first Gross Purchase Payment would have been 5.75%.


You may submit a Letter of Intent at any time. If you choose to submit a Letter of Intent when you apply for the contract, you must check the corresponding box on the application and complete the appropriate form, if applicable. If you elect to submit a Letter of Intent after your contract is issued, you must complete the appropriate form, which is available from your financial representative or our Annuity Service Center.


You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your contract during the 13-month period; and (2) the sales charge you actually paid, regardless of whether the original sales charge was based on your Letter of Intent investment goal. PLEASE SEE RIGHTS OF ACCUMULATION BELOW. The sales charges are deducted proportionately from your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.

You may increase your investment goal by sending us a written request at any time during the 13-month period. Gross Purchase Payments made from the date of such notice through the end of the original 13-month period will receive any applicable reduction in sales charges. Sales charges on Gross Purchase Payments received prior to the notice to increase your investment goal will not be retroactively reduced.

We reserve the right to modify, suspend or terminate this program at any time.

RIGHTS OF ACCUMULATION

You may qualify for a reduced sales charge through Rights of Accumulation. Rights of Accumulation involves combining your current Gross Purchase Payment with the current contract values of this contract and eligible related contracts and mutual funds so that you may reduce the sales charge on your current Gross Purchase Payment(s) into this contract. A list of eligible contracts and mutual funds may be obtained from your financial representative. The sales charge corresponding to this combined investment amount is deducted from your current Gross Purchase Payment.

In order to use Rights of Accumulation to reduce your sales charge using contracts other than this contract, you or your financial representative must inform us of the related contracts and mutual funds each time you make a Gross Purchase Payment. The sales charge for Gross Purchase Payments submitted using Rights of Accumulation privileges will be based on the breakpoint corresponding to the sum of (1) your current Gross Purchase Payment; (2) your current contract value; and (3) the current values of your eligible related contracts and mutual funds.

For purposes of calculating your investment amount, the current contract value is the value of your contract and any eligible related contracts as of the close of the market on the last previous NYSE business day less any current day withdrawals, adjusted for any current day transactions.

     EXAMPLE:

     Assume your contract has a current value of $20,000. You have a second contract with us which qualifies for Rights of Accumulation that has a current value of $25,000. You make a $5,000 Gross Purchase Payment and inform us of your eligible related contracts at the time you make your payment. The sales charge applicable to the current Gross Purchase Payment is based on the sales charge corresponding to the sum of: (1) your current Gross Purchase Payment ($5,000); (2) the current contract value of this contract ($20,000); and (3) the current contract value of your related contract ($25,000). The sum of these values is $50,000. We deduct the sales charge corresponding to an investment amount of $50,000, or 4.75%, from your $5,000 Gross Purchase Payment. Without the benefit of Rights of Accumulation your sales charge would have been 5.75%.

Certain Rights of Accumulation privileges may not be available in your state. Please contact your financial representative regarding the availability of this feature.

We reserve the right to modify, suspend, or terminate this program at any time.

PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE

Each Gross Purchase Payment that qualifies for the $1,000,000 or more breakpoint is also subject to a withdrawal charge of 0.50%. The withdrawal charge applies to withdrawals of such Gross Purchase Payments or any portion thereof, that is invested less than 12 months prior to such withdrawal.

Assume that at contract issue, you make an initial Gross Purchase Payment of $800,000. We deduct a sales charge of 2.00%. Three months later, you make a subsequent Gross Purchase Payment of $400,000. Assuming a flat market, the Investment Amount level is now $1,200,000 ($800,000 + $400,000). The second Gross Purchase Payment puts your contract in the Investment Amount of $1,000,000 or more. We deduct a sales charge of 0.50% on $400,000 and will charge a withdrawal charge of 0.50% if you take a withdrawal from this Gross Purchase Payment if invested less than 12 months. Four months later, you take a withdrawal of $700,000 which will reduce your contract value to $500,000 ($1,200,000 - $700,000). We do not charge a withdrawal charge on this withdrawal. Two months later, you take a withdrawal of $400,000 which will reduce your contract value to $100,000 ($500,000 - $400,000). We will charge a withdrawal charge of $1,500 (0.50% of $300,000 since $100,000 is part of the first Gross Purchase Payment).



UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.



12b-1 FEES

Certain Underlying Funds available in this product assess a 12b-1 fee of the 0.25% of average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.

There is an annualized 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust and Class 2 shares of the American Funds Insurance Series. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract owners who are indirect beneficial owners of these shares and for maintaining contract owner accounts.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.



TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.



OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).



PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states may require that we either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes and the percentage of the tax.



INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

            PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SACS. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Gross Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Gross Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2008 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12b-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. PLEASE SEE EXPENSES ABOVE.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.


OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.



ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option by sending a written request to our Annuity Service Center. Once you begin receiving annuity income payments, you cannot change your income option before beginning the

Income Phase. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.



FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.



ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.



TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.



DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. With the Income Protector feature you know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.


The Income Protector is a standard feature of your contract. There is no additional charge associated with this feature. This feature may not be available in your state.


We reserve the right to modify, suspend or terminate the Income Protector feature at any time.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME


We base the amount of minimum income available to you if you elect to receive annuity income payments using the Income Protector feature upon a calculation we call the income benefit base.


The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector feature ONLY within the 30 days after the seventh or later contract anniversary.


The contract anniversary prior to your election to begin receiving annuity income payments is your income benefit date. This is the date as of which we calculate your income benefit base to use in determining your guaranteed minimum fixed retirement income. Your final income benefit base is equal to (a) minus
(b) where:


     (a) is equal to your income benefit base as of your income benefit date, and;

     (b) is equal to any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the income benefit date, and any applicable premium taxes.


To arrive at the minimum guaranteed retirement income available to you we apply to your final income benefit base the annuity rates stated in your Income Protector endorsement for the annuity income option you select. You then choose if you would like to receive that income annually, semi-annually quarterly or monthly for the time guaranteed under your selected income option. The annuity income options available when using the income protector feature to receive your retirement annuity income are:


     - Life Annuity with 10 Years Guaranteed, or

     - Joint and Survivor Life Annuity with 20 Years Guaranteed


At the time you elect to begin receiving annuity income payments, we will calculate your annuity income payments using both your income benefit base and your contract value. We will use the same annuity income option for each calculation, however, the annuity factors used to calculate your annuity income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive annuity income payments using the Income Protector feature your annuity income payments will be fixed in amount. You are not required to use the Income Protector feature to receive annuity income payments.


If a Spousal Beneficiary elects to continue the contract upon the death of the original owner, the Income Protector feature will continue. The Continuation Contribution is not a purchase payment and therefore will not impact the income benefit base calculation. The waiting period before electing to use the Income Protector feature will be counted from the original issue date of the contract.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction, if it applies to you, may limit your ability to use the Income Protector feature.

You may wish to consult your tax advisor for information concerning your particular circumstances. SEE APPENDIX D FOR AN EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.

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                                      TAXES
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NOTE:  THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND
GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an Individual Retirement Account ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an IRA, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Gross Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued by us (or our affiliates) to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Gross Purchase Payments. Gross Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Gross Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Gross Purchase Payment, generally until you have received all of your Gross Purchase Payment. Any portion of each annuity income payment that is considered a return of your Gross Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually)

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

       made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Gross Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions.

Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


You may wish to discuss the new regulations and/or the general information above with your tax adviser.


Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.



REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans.

If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.


Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.




TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.


If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.




CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not treat a Non-Qualified contract owned by a Non-Natural Owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.




GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax

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purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.



THE COMPANY


SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.



For details regarding name changes and redomestication of the Company, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.


OWNERSHIP STRUCTURE OF THE COMPANY


SunAmerica Annuity is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.



American International Group is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement services and asset management. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.



Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.



Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and subsequent filings on Form 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.



In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, American International Group management assessed whether American International Group has the ability to continue operations as a going concern for the next 12 months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the United States Department of the Treasury, American International Group management's plans to stabilize American International Group's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, American International Group management believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of American International Group management's plans could be materially different, or that one or more of American International Group management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, American International Group may need additional U.S. government support to meet its obligations as they come due, including obligations under the support agreement discussed below and/or to provide capital support to its subsidiaries, such as the Company should such a need arise.

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OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades beginning late in the third quarter of 2008, the uncertainties associated with American International Group's restructuring plan and other American International Group-related news also has an impact on the Company's sales.


The Company is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.



THE SEPARATE ACCOUNT


SunAmerica Annuity originally established the Separate Account, Variable Annuity Account Seven, under Arizona law on August 28, 1998.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.


As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.


The financial statements of American Home are included in the Registration Statement and are available by requesting a Statement of Additional Information.



FINANCIAL STATEMENTS


There are four sets of financial statements included in the Registration Statement. The financial statements of the Company, the Separate Account and the Guarantor are available by requesting a copy of the Statement of Additional Information. The financial statements of American International Group are incorporated by reference herein. Information about how to obtain these documents is provided below.


THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR

The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.




AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT



American International Group's 10-K is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.



The consolidated financial statements incorporated in this prospectus by reference to American International Group's Current Report on Form 8-K dated June 29, 2009 and the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K of American International Group for the year ended December 31, 2008, filed on March 2, 2009, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. In addition, American International Group made two filings on Form 10-K/A filed on March 13, 2009 and April 30, 2009.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

We encourage both existing and prospective contract owners to read and understand the financial statements.


The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.


The financial statements are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.


American International Group is subject to the informational requirements of the Exchange Act of 1934 and as a result files reports and other information with the SEC to meet those requirements. American International Group files this information electronically via EDGAR and it is available to the public through the SEC's website at www.sec.gov.


You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862



ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.



LEGAL PROCEEDINGS

Along with other companies, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.




REGISTRATION STATEMENTS


Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI are listed below.


Separate Account and the Company
General Account
Support Agreement Between the Company and
  American International Group
Performance Data
Annuity Income Payments
Death Benefit Options for Polaris II A-
  Class Contracts Issued Before June 1,
  2004
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue
  Sharing Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           INCEPTION    FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR       FISCAL YEAR
POLARIS II A-CLASS             TO          ENDED            ENDED            ENDED            ENDED             ENDED
PORTFOLIOS                  4/30/00       4/30/01          4/30/02          4/30/03          4/30/04           4/30/05
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........     10.00   (a)  $    14.14  (a)  $   10.166  (a)  $    7.753  (a)  $    6.307  (a)  $     7.730
                                      (b)  $    11.78  (b)  $   10.162  (b)  $    7.740  (b)  $    6.281  (b)  $     7.678
  Ending AUV.............     14.14   (a)  $    10.17  (a)  $    7.753  (a)  $    6.307  (a)  $    7.730  (a)  $     8.508
                                      (b)  $    10.16  (b)  $    7.740  (b)  $    6.281  (b)  $    7.678  (b)  $     8.430
  Ending Number of AUs...    49,324   (a)     207,783  (a)     207,493  (a)     142,222  (a)     180,321  (a)      200,065
                                      (b)         365  (b)       1,492  (b)       6,373  (b)      12,138  (b)       11,309
--------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........     10.00   (a)  $    11.75  (a)  $    8.502  (a)  $    6.812  (a)  $    5.728  (a)  $     6.430
                                      (b)  $     9.76  (b)  $    8.498  (b)  $    6.791  (b)  $    5.697  (b)  $     6.379
  Ending AUV.............     11.75   (a)  $     8.50  (a)  $    6.812  (a)  $    5.728  (a)  $    6.430  (a)  $     6.523
                                      (b)  $     8.50  (b)  $    6.791  (b)  $    5.697  (b)  $    6.379  (b)  $     6.455
  Ending Number of AUs...   423,804   (a)   2,004,620  (a)   2,695,963  (a)   2,297,444  (a)   1,944,993  (a)    1,483,547
                                      (b)      10,150  (b)     111,553  (b)     133,969  (b)     138,351  (b)      117,667
--------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV..........       N/A               N/A              N/A  (a)  $   10.000  (a)  $   10.763  (a)  $    12.438
                                                                        (b)  $   10.000  (b)  $   10.755  (b)  $    12.398
  Ending AUV.............       N/A               N/A              N/A  (a)  $   10.763  (a)  $   12.438  (a)  $    13.183
                                                                        (b)  $   10.755  (b)  $   12.398  (b)  $    13.107
  Ending Number of AUs...       N/A               N/A              N/A  (a)     799,987  (a)   4,341,675  (a)    9,466,337
                                                                        (b)      53,140  (b)     457,726  (b)      815,311
--------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV..........       N/A               N/A              N/A  (a)  $   10.000  (a)  $   11.274  (a)  $    14.832
                                                                        (b)  $   10.000  (b)  $   11.264  (b)  $    14.783
  Ending AUV.............       N/A               N/A              N/A  (a)  $   11.274  (a)  $   14.832  (a)  $    15.894
                                                                        (b)  $   11.264  (b)  $   14.783  (b)  $    15.801
  Ending Number of AUs...       N/A               N/A              N/A  (a)     174,275  (a)   1,616,933  (a)    4,595,577
                                                                        (b)       6,326  (b)     189,446  (b)      354,881
--------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV..........       N/A               N/A              N/A  (a)  $   10.000  (a)  $   11.766  (a)  $    15.002
                                                                        (b)  $   10.000  (b)  $   11.753  (b)  $    14.949
  Ending AUV.............       N/A               N/A              N/A  (a)  $   11.766  (a)  $   15.002  (a)  $    15.838
                                                                        (b)  $   11.753  (b)  $   14.949  (b)  $    15.742
  Ending Number of AUs...       N/A               N/A              N/A  (a)     464,391  (a)   3,076,002  (a)    6,864,169
                                                                        (b)      38,822  (b)     439,457  (b)      687,441
--------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV..........       N/A               N/A              N/A  (a)  $   10.000  (a)  $   11.390  (a)  $    14.389
                                                                        (b)  $   10.000  (b)  $   11.368  (b)  $    14.325
  Ending AUV.............       N/A               N/A              N/A  (a)  $   11.390  (a)  $   14.389  (a)  $    14.931
                                                                        (b)  $   11.368  (b)  $   14.325  (b)  $    14.828
  Ending Number of AUs...       N/A               N/A              N/A  (a)     987,417  (a)   6,182,253  (a)   13,337,082
                                                                        (b)      88,643  (b)     642,993  (b)    1,135,519
--------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 11/12/99)
  Beginning AUV..........     10.00   (a)  $    10.34  (a)  $    9.975  (a)  $    9.613  (a)  $    9.320  (a)  $    11.082
                                      (b)  $    10.35  (b)  $    9.975  (b)  $    9.590  (b)  $    9.274  (b)  $    10.999
  Ending AUV.............     10.34   (a)  $     9.97  (a)  $    9.613  (a)  $    9.320  (a)  $   11.082  (a)  $    11.779
                                      (b)  $     9.97  (b)  $    9.590  (b)  $    9.274  (b)  $   10.999  (b)  $    11.661
  Ending Number of AUs...    14,781   (a)     112,976  (a)     245,567  (a)     246,399  (a)     324,870  (a)      391,287
                                      (b)          --  (b)      23,126  (b)      24,587  (b)      12,280  (b)       13,285
--------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                        FISCAL YEAR        FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                           ENDED              ENDED              ENDED              ENDED
POLARIS II A-CLASS PORTFOLIOS                             4/30/06            4/30/07            4/30/08            4/30/09
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV....................................  (a)  $     8.508   (a)  $    10.498   (a)  $    11.869   (a)  $     9.638
                                                     (b)  $     8.430   (b)  $    10.376   (b)  $    11.702   (b)  $     9.478
  Ending AUV.......................................  (a)  $    10.498   (a)  $    11.869   (a)  $     9.638   (a)  $     5.247
                                                     (b)  $    10.376   (b)  $    11.702   (b)  $     9.478   (b)  $     5.147
  Ending Number of AUs.............................  (a)      229,246   (a)      219,154   (a)      194,796   (a)      158,071
                                                     (b)       14,586   (b)       29,729   (b)       25,884   (b)       24,463
------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV....................................  (a)  $     6.523   (a)  $     8.324   (a)  $     8.527   (a)  $     8.511
                                                     (b)  $     6.455   (b)  $     8.216   (b)  $     8.395   (b)  $     8.359
  Ending AUV.......................................  (a)  $     8.324   (a)  $     8.527   (a)  $     8.511   (a)  $     5.846
                                                     (b)  $     8.216   (b)  $     8.395   (b)  $     8.359   (b)  $     5.727
  Ending Number of AUs.............................  (a)    1,202,972   (a)    1,024,731   (a)      854,308   (a)      652,110
                                                     (b)      107,665   (b)       80,533   (b)       68,051   (b)      52,827
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV....................................  (a)  $    13.183   (a)  $    15.702   (a)  $    17.305   (a)  $    16.787
                                                     (b)  $    13.107   (b)  $    15.573   (b)  $    17.120   (b)  $    16.566
  Ending AUV.......................................  (a)  $    15.702   (a)  $    17.305   (a)  $    16.787   (a)  $    12.412
                                                     (b)  $    15.573   (b)  $    17.120   (b)  $    16.566   (b)  $    12.218
  Ending Number of AUs.............................  (a)   13,103,706   (a)   13,892,454   (a)   13,444,733   (a)   10,871,466
                                                     (b)      932,681   (b)      896,336   (b)      842,584   (b)      726,040
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV....................................  (a)  $    15.894   (a)  $    20.623   (a)  $    23.856   (a)  $    24.374
                                                     (b)  $    15.801   (b)  $    20.452   (b)  $    23.599   (b)  $    24.051
  Ending AUV.......................................  (a)  $    20.623   (a)  $    23.856   (a)  $    24.374   (a)  $    16.058
                                                     (b)  $    20.452   (b)  $    23.599   (b)  $    24.051   (b)  $    15.806
  Ending Number of AUs.............................  (a)    7,798,924   (a)    8,805,823   (a)    8,091,279   (a)    6,610,242
                                                     (b)      484,315   (b)      533,112   (b)      496,421   (b)      406,575
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV....................................  (a)  $    15.838   (a)  $    20.070   (a)  $    21.888   (a)  $    21.938
                                                     (b)  $    15.742   (b)  $    19.899   (b)  $    21.647   (b)  $    21.642
  Ending AUV.......................................  (a)  $    20.070   (a)  $    21.888   (a)  $    21.938   (a)  $    13.684
                                                     (b)  $    19.899   (b)  $    21.647   (b)  $    21.642   (b)  $    13.467
  Ending Number of AUs.............................  (a)    9,787,813   (a)   10,227,098   (a)    9,070,825   (a)    7,536,570
                                                     (b)      794,593   (b)      796,826   (b)      701,436   (b)      610,723
------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME - AFIS Class 2 Shares
(Inception Date - 9/30/02)
  Beginning AUV....................................  (a)  $    14.931   (a)  $    17.292   (a)  $    19.636   (a)  $    18.613
                                                     (b)  $    14.828   (b)  $    17.130   (b)  $    19.403   (b)  $    18.346
  Ending AUV.......................................  (a)  $    17.292   (a)  $    19.636   (a)  $    18.613   (a)  $    12.268
                                                     (b)  $    17.130   (b)  $    19.403   (b)  $    18.346   (b)  $    12.062
  Ending Number of AUs.............................  (a)   18,505,375   (a)   19,518,496   (a)   17,911,801   (a)   14,937,430
                                                     (b)    1,368,729   (b)    1,372,667   (b)    1,251,044   (b)    1,030,462
------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 11/12/99)
  Beginning AUV....................................  (a)  $    11.779   (a)  $    13.001   (a)  $    14.435   (a)  $    14.447
                                                     (b)  $    11.661   (b)  $    12.839   (b)  $    14.221   (b)  $    14.197
  Ending AUV.......................................  (a)  $    13.001   (a)  $    14.435   (a)  $    14.447   (a)  $    11.306
                                                     (b)  $    12.839   (b)  $    14.221   (b)  $    14.197   (b)  $    11.083
  Ending Number of AUs.............................  (a)      456,585   (a)      486,982   (a)      481,226   (a)      472,482
                                                     (b)       13,025   (b)       11,140   (b)       23,967   (b)       10,616
------------------------------------------------------------------------------------------------------------------------------




                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                           INCEPTION    FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
POLARIS II A-CLASS             TO          ENDED            ENDED            ENDED            ENDED            ENDED
PORTFOLIOS                  4/30/00       4/30/01          4/30/02          4/30/03          4/30/04          4/30/05
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
BALANCED - SAST Class 1 Shares
(formerly SunAmerica Balanced)
(Inception Date - 10/28/99)
  Beginning AUV..........     10.00   (a)  $    11.01  (a)  $    9.336  (a)  $    8.175  (a)  $    7.437  (a)  $    8.207
                                      (b)  $    10.08  (b)  $    9.333  (b)  $    8.152  (b)  $    7.398  (b)  $    8.143
  Ending AUV.............     11.01   (a)  $     9.34  (a)  $    8.175  (a)  $    7.437  (a)  $    8.207  (a)  $    8.489
                                      (b)  $     9.33  (b)  $    8.152  (b)  $    7.398  (b)  $    8.143  (b)  $    8.401
  Ending Number of AUs...    93,619   (a)     431,856  (a)     632,064  (a)     550,347  (a)     530,846  (a)     538,668
                                      (b)         265  (b)      19,591  (b)      24,362  (b)      27,544  (b)      30,592
-------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 9/5/00)
  Beginning AUV..........       N/A   (a)  $    10.00  (a)  $    7.109  (a)  $    5.642  (a)  $    4.604  (a)  $    5.371
                                      (b)  $     8.03  (b)  $    7.105  (b)  $    5.625  (b)  $    4.578  (b)  $    5.327
  Ending AUV.............       N/A   (a)  $     7.11  (a)  $    5.642  (a)  $    4.604  (a)  $    5.371  (a)  $    5.292
                                      (b)  $     7.10  (b)  $    5.625  (b)  $    4.578  (b)  $    5.327  (b)  $    5.236
  Ending Number of AUs...       N/A   (a)      30,980  (a)     109,746  (a)     155,299  (a)     177,965  (a)     241,276
                                      (b)         335  (b)      10,661  (b)       9,776  (b)      23,464  (b)      27,066
-------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........     10.00   (a)  $    14.03  (a)  $   11.590  (a)  $    9.861  (a)  $    8.681  (a)  $   10.676
                                      (b)  $    12.97  (b)  $   11.585  (b)  $    9.822  (b)  $    8.625  (b)  $   10.581
  Ending AUV.............     14.03   (a)  $    11.59  (a)  $    9.861  (a)  $    8.681  (a)  $   10.676  (a)  $   10.759
                                      (b)  $    11.59  (b)  $    9.822  (b)  $    8.625  (b)  $   10.581  (b)  $   10.637
  Ending Number of AUs...   226,697   (a)   1,301,826  (a)   2,010,220  (a)   2,242,839  (a)   3,348,839  (a)   5,011,960
                                      (b)      11,589  (b)     112,490  (b)     193,637  (b)     339,695  (b)     470,268
-------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
(formerly Goldman Sachs Research)
(Inception Date - 8/1/00)
  Beginning AUV..........       N/A   (a)  $    10.00  (a)  $    8.715  (a)  $    6.088  (a)  $    5.244  (a)  $    6.436
                                      (b)  $     9.76  (b)  $    8.716  (b)  $    6.072  (b)  $    5.216  (b)  $    6.386
  Ending AUV.............       N/A   (a)  $     8.72  (a)  $    6.088  (a)  $    5.244  (a)  $    6.436  (a)  $    6.560
                                      (b)  $     8.72  (b)  $    6.072  (b)  $    5.216  (b)  $    6.386  (b)  $    6.493
  Ending Number of AUs...       N/A   (a)      31,175  (a)      80,348  (a)      76,812  (a)     117,350  (a)     166,184
                                      (b)         326  (b)       7,463  (b)      10,045  (b)      10,208  (b)      12,093
-------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..........     10.00   (a)  $    10.20  (a)  $   10.707  (a)  $   10.891  (a)  $   10.923  (a)  $   10.891
                                      (b)  $    10.60  (b)  $   10.710  (b)  $   10.886  (b)  $   10.891  (b)  $   10.832
  Ending AUV.............     10.20   (a)  $    10.71  (a)  $   10.891  (a)  $   10.923  (a)  $   10.891  (a)  $   10.945
                                      (b)  $    10.71  (b)  $   10.886  (b)  $   10.891  (b)  $   10.832  (b)  $   10.857
  Ending Number of AUs...     3,737   (a)      58,423  (a)     171,876  (a)     321,915  (a)     375,789  (a)     510,350
                                      (b)         495  (b)       5,858  (b)      43,742  (b)      44,481  (b)      31,888
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 12/27/99)
  Beginning AUV..........     10.00   (a)  $    10.01  (a)  $   10.740  (a)  $   11.343  (a)  $   12.402  (a)  $   13.215
                                      (b)  $    10.64  (b)  $   10.734  (b)  $   11.305  (b)  $   12.330  (b)  $   13.105
  Ending AUV.............     10.01   (a)  $    10.74  (a)  $   11.343  (a)  $   12.402  (a)  $   13.215  (a)  $   13.780
                                      (b)  $    10.73  (b)  $   11.305  (b)  $   12.330  (b)  $   13.105  (b)  $   13.631
  Ending Number of AUs...     3,500   (a)      87,233  (a)     208,179  (a)     428,783  (a)   1,216,579  (a)   2,764,553
                                      (b)          90  (b)      40,808  (b)      62,702  (b)     142,952  (b)     234,296
-------------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........     10.00   (a)  $    11.61  (a)  $   10.816  (a)  $    9.889  (a)  $    8.635  (a)  $   11.288
                                      (b)  $    11.59  (b)  $   10.807  (b)  $    9.857  (b)  $    8.585  (b)  $   11.195
  Ending AUV.............     11.61   (a)  $    10.82  (a)  $    9.889  (a)  $    8.635  (a)  $   11.288  (a)  $   12.307
                                      (b)  $    10.81  (b)  $    9.857  (b)  $    8.585  (b)  $   11.195  (b)  $   12.175
  Ending Number of AUs...   353,493   (a)   1,957,911  (a)   3,277,861  (a)   3,552,389  (a)   4,219,824  (a)   5,266,766
                                      (b)      16,912  (b)     167,991  (b)     274,799  (b)     431,379  (b)     543,292
-------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                         FISCAL YEAR       FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                            ENDED             ENDED             ENDED             ENDED
POLARIS II A-CLASS PORTFOLIOS                              4/30/06           4/30/07           4/30/08           4/30/09
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
BALANCED - SAST Class 1 Shares
(formerly SunAmerica Balanced)
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $    8.489   (a)  $    9.096   (a)  $   10.180   (a)  $    9.784
                                                       (b)  $    8.401   (b)  $    8.980   (b)  $   10.025   (b)  $    9.612
  Ending AUV.........................................  (a)  $    9.096   (a)  $   10.180   (a)  $    9.784   (a)  $    7.537
                                                       (b)  $    8.980   (b)  $   10.025   (b)  $    9.612   (b)  $    7.385
  Ending Number of AUs...............................  (a)     515,685   (a)     483,642   (a)     435,401   (a)     413,958
                                                       (b)      28,856   (b)      22,712   (b)      17,549   (b)      10,146
----------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 9/5/00)
  Beginning AUV......................................  (a)  $    5.292   (a)  $    5.884   (a)  $    6.488   (a)  $    6.476
                                                       (b)  $    5.236   (b)  $    5.808   (b)  $    6.387   (b)  $    6.359
  Ending AUV.........................................  (a)  $    5.884   (a)  $    6.488   (a)  $    6.476   (a)  $    4.444
                                                       (b)  $    5.808   (b)  $    6.387   (b)  $    6.359   (b)  $    4.353
  Ending Number of AUs...............................  (a)     260,028   (a)     270,415   (a)     232,124   (a)     199,082
                                                       (b)      28,597   (b)      19,462   (b)      16,625   (b)      12,454
----------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $   10.759   (a)  $   13.607   (a)  $   14.924   (a)  $   16.248
                                                       (b)  $   10.637   (b)  $   13.419   (b)  $   14.681   (b)  $   15.943
  Ending AUV.........................................  (a)  $   13.607   (a)  $   14.924   (a)  $   16.248   (a)  $   10.626
                                                       (b)  $   13.419   (b)  $   14.681   (b)  $   15.943   (b)  $   10.400
  Ending Number of AUs...............................  (a)   6,697,364   (a)   7,129,711   (a)   6,384,153   (a)   5,358,232
                                                       (b)     526,791   (b)     526,320   (b)     494,392   (b)     423,691
----------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH - SAST Class 1 Shares
formerly Goldman Sachs Research)
(Inception Date - 8/1/00)
  Beginning AUV......................................  (a)  $    6.560   (a)  $    7.678   (a)  $    8.798   (a)  $    8.964
                                                       (b)  $    6.493   (b)  $    7.580   (b)  $    8.664   (b)  $    8.806
  Ending AUV.........................................  (a)  $    7.678   (a)  $    8.798   (a)  $    8.964   (a)  $    5.567
                                                       (b)  $    7.580   (b)  $    8.664   (b)  $    8.806   (b)  $    5.454
  Ending Number of AUs...............................  (a)     235,585   (a)     235,114   (a)     205,959   (a)     201,408
                                                       (b)      13,250   (b)      12,209   (b)      11,087   (b)     10,495
----------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV......................................  (a)  $   10.945   (a)  $   11.225   (a)  $   11.679   (a)  $  11.983
                                                       (b)  $   10.857   (b)  $   11.107   (b)  $   11.527   (b)  $   11.797
  Ending AUV.........................................  (a)  $   11.225   (a)  $   11.679   (a)  $   11.983   (a)  $   11.954
                                                       (b)  $   11.107   (b)  $   11.527   (b)  $   11.797   (b)  $   11.740
  Ending Number of AUs...............................  (a)     804,706   (a)   1,151,031   (a)   1,842,296   (a)   2,984,921
                                                       (b)      27,078   (b)      29,290   (b)      42,730   (b)     118,712
----------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 12/27/99)
  Beginning AUV......................................  (a)  $   13.780   (a)  $   14.029   (a)  $   15.115   (a)  $   15.651
                                                       (b)  $   13.631   (b)  $   13.843   (b)  $   14.877   (b)  $   15.366
  Ending AUV.........................................  (a)  $   14.029   (a)  $   15.115   (a)  $   15.651   (a)  $   15.160
                                                       (b)  $   13.843   (b)  $   14.877   (b)  $   15.366   (b)  $   14.847
  Ending Number of AUs...............................  (a)   4,562,372   (a)   5,124,405   (a)   5,319,463   (a)   4,476,930
                                                       (b)     337,270   (b)     338,576   (b)     324,625   (b)     301,435
----------------------------------------------------------------------------------------------------------------------------
DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $   12.307   (a)  $   14.337   (a)  $   16.394   (a)  $   15.814
                                                       (b)  $   12.175   (b)  $   14.148   (b)  $   16.138   (b)  $   15.528
  Ending AUV.........................................  (a)  $   14.337   (a)  $   16.394   (a)  $   15.814   (a)  $   10.090
                                                       (b)  $   14.148   (b)  $   16.138   (b)  $   15.528   (b)  $   9.883
  Ending Number of AUs...............................  (a)   6,702,969   (a)   6,832,256   (a)   6,089,708   (a)   5,007,070
                                                       (b)     611,298   (b)     596,588   (b)     520,007   (b)     434,075
----------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                           INCEPTION   FISCAL YEAR    FISCAL YEAR     FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
POLARIS II A-CLASS             TO         ENDED          ENDED           ENDED            ENDED            ENDED
PORTFOLIOS                  4/30/00      4/30/01        4/30/02         4/30/03          4/30/04          4/30/05
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 1/3/00)
  Beginning AUV..........     10.00   (a)  $   9.51  (a)  $ 10.714  (a)  $   11.602  (a)  $   10.025  (a)  $   12.541
                                      (b)  $  10.18  (b)  $ 10.714  (b)  $   11.592  (b)  $    9.991  (b)  $   12.467
  Ending AUV.............      9.51   (a)  $  10.71  (a)  $ 11.602  (a)  $   10.025  (a)  $   12.541  (a)  $   12.817
                                      (b)  $  10.71  (b)  $ 11.592  (b)  $    9.991  (b)  $   12.467  (b)  $   12.709
  Ending Number of AUs...     3,381   (a)    30,007  (a)    69,011  (a)      74,185  (a)      60,730  (a)      71,462
                                      (b)        --  (b)     1,004  (b)      11,035  (b)       8,220  (b)       5,785
---------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV..........     10.00   (a)  $  11.53  (a)  $  8.062  (a)  $    8.844  (a)  $    7.355  (a)  $   11.021
                                      (b)  $   9.07  (b)  $  8.072  (b)  $    8.832  (b)  $    7.327  (b)  $   10.952
  Ending AUV.............     11.53   (a)  $   8.06  (a)  $  8.844  (a)  $    7.355  (a)  $   11.021  (a)  $   13.611
                                      (b)  $   8.07  (b)  $  8.832  (b)  $    7.327  (b)  $   10.952  (b)  $   13.492
  Ending Number of AUs...    16,356   (a)   152,174  (a)   132,773  (a)     102,396  (a)      81,009  (a)      83,882
                                      (b)     2,733  (b)     6,718  (b)      10,925  (b)       6,243  (b)       8,275
---------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(formerly Federated American Leaders)
(Inception Date - 11/1/99)
  Beginning AUV..........     10.00   (a)  $  10.03  (a)  $ 10.676  (a)  $    9.858  (a)  $    8.200  (a)  $   10.153
                                      (b)  $  10.78  (b)  $ 10.674  (b)  $    9.829  (b)  $    8.156  (b)  $   10.073
  Ending AUV.............     10.03   (a)  $  10.68  (a)  $  9.858  (a)  $    8.200  (a)  $   10.153  (a)  $   10.805
                                      (b)  $  10.67  (b)  $  9.829  (b)  $    8.156  (b)  $   10.073  (b)  $   10.694
  Ending Number of AUs...    49,962   (a)   227,673  (a)   469,139  (a)     560,019  (a)     833,201  (a)   1,123,719
                                      (b)       206  (b)    21,853  (b)      24,706  (b)      44,202  (b)      69,259
---------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(formerly Putnam Growth: Voyager)
(Inception Date - 11/1/99)
  Beginning AUV..........     10.00   (a)  $  11.33  (a)  $  8.383  (a)  $    6.571  (a)  $    5.480  (a)  $    6.333
                                      (b)  $   9.55  (b)  $  8.380  (b)  $    6.553  (b)  $    5.451  (b)  $    6.284
  Ending AUV.............     11.33   (a)  $   8.38  (a)  $  6.571  (a)  $    5.480  (a)  $    6.333  (a)  $    6.216
                                      (b)  $   8.38  (b)  $  6.553  (b)  $    5.451  (b)  $    6.284  (b)  $    6.153
  Ending Number of AUs...   177,965   (a)   820,691  (a)   953,847  (a)     817,468  (a)   1,063,200  (a)   1,613,813
                                      (b)     3,244  (b)    25,257  (b)      22,523  (b)      93,442  (b)     143,580
---------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..........     10.00   (a)  $  10.20  (a)  $ 11.015  (a)  $   11.307  (a)  $   12.105  (a)  $   12.246
                                      (b)  $  10.92  (b)  $ 11.012  (b)  $   11.275  (b)  $   12.040  (b)  $   12.149
  Ending AUV.............     10.20   (a)  $  11.01  (a)  $ 11.307  (a)  $   12.105  (a)  $   12.246  (a)  $   12.807
                                      (b)  $  11.01  (b)  $ 11.275  (b)  $   12.040  (b)  $   12.149  (b)  $   12.675
  Ending Number of AUs...     1,149   (a)    17,170  (a)    45,752  (a)      74,019  (a)     141,130  (a)     271,920
                                      (b)        44  (b)     4,201  (b)       6,954  (b)      11,858  (b)      23,374
---------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 11/8/99)
  Beginning AUV..........     10.00   (a)  $  11.70  (a)  $  8.651  (a)  $    7.071  (a)  $    5.740  (a)  $    6.936
                                      (b)  $   9.90  (b)  $  8.647  (b)  $    7.051  (b)  $    5.710  (b)  $    6.882
  Ending AUV.............     11.70   (a)  $   8.65  (a)  $  7.071  (a)  $    5.740  (a)  $    6.936  (a)  $    7.351
                                      (b)  $   8.65  (b)  $  7.051  (b)  $    5.710  (b)  $    6.882  (b)  $    7.275
  Ending Number of AUs...    81,597   (a)   506,012  (a)   628,393  (a)     477,240  (a)     388,668  (a)     293,259
                                      (b)     2,756  (b)     9,687  (b)       9,781  (b)       7,971  (b)       7,970
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV..........     10.00   (a)  $  10.13  (a)  $ 11.181  (a)  $   11.876  (a)  $   12.783  (a)  $   12.811
                                      (b)  $  11.09  (b)  $ 11.175  (b)  $   11.840  (b)  $   12.713  (b)  $   12.709
  Ending AUV.............     10.13   (a)  $  11.18  (a)  $ 11.876  (a)  $   12.783  (a)  $   12.811  (a)  $   13.283
                                      (b)  $  11.18  (b)  $ 11.840  (b)  $   12.713  (b)  $   12.709  (b)  $   13.145
  Ending Number of AUs...    10,743   (a)   142,268  (a)   429,130  (a)   1,104,627  (a)   1,717,250  (a)   2,798,749
                                      (b)     2,041  (b)    22,384  (b)      71,303  (b)     138,314  (b)     210,678
---------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                         FISCAL YEAR       FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                            ENDED             ENDED             ENDED             ENDED
POLARIS II A-CLASS PORTFOLIOS                              4/30/06           4/30/07           4/30/08           4/30/09
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 1/3/00)
  Beginning AUV......................................  (a)  $   12.817   (a)  $   13.611   (a)  $   15.911   (a)  $   14.886
                                                       (b)  $   12.709   (b)  $   13.462   (b)  $   15.698   (b)  $   14.651
  Ending AUV.........................................  (a)  $   13.611   (a)  $   15.911   (a)  $   14.886   (a)  $   10.204
                                                       (b)  $   13.462   (b)  $   15.698   (b)  $   14.651   (b)  $   10.018
  Ending Number of AUs...............................  (a)      65,695   (a)      63,762   (a)      49,387   (a)     48,761
                                                       (b)       6,606   (b)       7,875   (b)       7,345   (b)       8,358
----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV......................................  (a)  $   13.611   (a)  $   22.326   (a)  $   26.060   (a)  $   31.527
                                                       (b)  $   13.492   (b)  $   22.076   (b)  $   25.703   (b)  $   31.018
  Ending AUV.........................................  (a)  $   22.326   (a)  $   26.060   (a)  $   31.527   (a)  $   16.855
                                                       (b)  $   22.076   (b)  $   25.703   (b)  $   31.018   (b)  $   16.542
  Ending Number of AUs...............................  (a)     196,270   (a)     218,900   (a)     225,490   (a)     149,412
                                                       (b)      22,819   (b)      20,359   (b)      22,109   (b)      17,949
----------------------------------------------------------------------------------------------------------------------------
EQUITY OPPORTUNITIES - SAST Class 1 Shares
(formerly Federated American Leaders)
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $   10.805   (a)  $   12.091   (a)  $   13.548   (a)  $   12.514
                                                       (b)  $   10.694   (b)  $   11.936   (b)  $   13.342   (b)  $   12.293
  Ending AUV.........................................  (a)  $   12.091   (a)  $   13.548   (a)  $   12.514   (a)  $   8.514
                                                       (b)  $   11.936   (b)  $   13.342   (b)  $   12.293   (b)  $   8.343
  Ending Number of AUs...............................  (a)   1,357,985   (a)   1,293,204   (a)   1,154,811   (a)     945,466
                                                       (b)      87,605   (b)      81,921   (b)      75,415   (b)      63,546
----------------------------------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH - SAST Class 1 Shares
(formerly Putnam Growth: Voyager)
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $    6.216   (a)  $    7.239   (a)  $    7.582   (a)  $    8.114
                                                       (b)  $    6.153   (b)  $    7.147   (b)  $    7.467   (b)  $    7.971
  Ending AUV.........................................  (a)  $    7.239   (a)  $    7.582   (a)  $    8.114   (a)  $    4.830
                                                       (b)  $    7.147   (b)  $    7.467   (b)  $    7.971   (b)  $    4.732
  Ending Number of AUs...............................  (a)   1,580,172   (a)   1,420,199   (a)   1,254,384   (a)   1,014,942
                                                       (b)     156,143   (b)     125,407   (b)     103,150   (b)      88,358
----------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV......................................  (a)  $   12.807   (a)  $   13.176   (a)  $   13.601   (a)  $   15.509
                                                       (b)  $   12.675   (b)  $   13.007   (b)  $   13.393   (b)  $   15.234
  Ending AUV.........................................  (a)  $   13.176   (a)  $   13.601   (a)  $   15.509   (a)  $   14.851
                                                       (b)  $   13.007   (b)  $   13.393   (b)  $   15.234   (b)  $   14.551
  Ending Number of AUs...............................  (a)     456,308   (a)     555,693   (a)     987,994   (a)     810,972
                                                       (b)      23,310   (b)      50,762   (b)      72,301   (b)      77,287
----------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 11/8/99)
  Beginning AUV......................................  (a)  $    7.351   (a)  $    9.906   (a)  $   11.588   (a)  $   11.209
                                                       (b)  $    7.275   (b)  $    9.780   (b)  $   11.411   (b)  $   11.011
  Ending AUV.........................................  (a)  $    9.906   (a)  $   11.588   (a)  $   11.209   (a)  $    6.560
                                                       (b)  $    9.780   (b)  $   11.411   (b)  $   11.011   (b)  $    6.428
  Ending Number of AUs...............................  (a)     338,904   (a)     365,204   (a)     343,415   (a)     265,221
                                                       (b)      13,209   (b)      20,476   (b)      17,316   (b)      12,226
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV......................................  (a)  $   13.283   (a)  $   13.204   (a)  $   13.949   (a)  $   14.672
                                                       (b)  $   13.145   (b)  $   13.034   (b)  $   13.735   (b)  $   14.411
  Ending AUV.........................................  (a)  $   13.204   (a)  $   13.949   (a)  $   14.672   (a)  $   15.070
                                                       (b)  $   13.034   (b)  $   13.735   (b)  $   14.411   (b)  $   14.764
  Ending Number of AUs...............................  (a)   4,110,902   (a)   4,489,941   (a)   4,715,497   (a)   4,367,656
                                                       (b)     266,251   (b)     282,689   (b)     266,063   (b)     256,603
----------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                           INCEPTION    FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
POLARIS II A-CLASS             TO          ENDED            ENDED            ENDED            ENDED            ENDED
PORTFOLIOS                  4/30/00       4/30/01          4/30/02          4/30/03          4/30/04          4/30/05
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 8/22/00)
  Beginning AUV..........       N/A   (a)  $    10.00  (a)  $    6.857  (a)  $    5.010  (a)  $    3.637  (a)  $    4.409
                                      (b)  $     8.60  (b)  $    6.857  (b)  $    5.241  (b)  $    3.833  (b)  $    4.634
  Ending AUV.............       N/A   (a)  $     6.86  (a)  $    5.010  (a)  $    3.637  (a)  $    4.409  (a)  $    4.383
                                      (b)  $     6.86  (b)  $    5.241  (b)  $    3.833  (b)  $    4.634  (b)  $    4.595
  Ending Number of AUs...       N/A   (a)      54,857  (a)      75,693  (a)      48,013  (a)      54,926  (a)      63,432
                                      (b)          --  (b)           5  (b)         317  (b)       3,556  (b)       2,026
-------------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........     10.00   (a)  $    11.95  (a)  $   10.256  (a)  $    9.065  (a)  $    7.685  (a)  $    9.573
                                      (b)  $    11.29  (b)  $   10.251  (b)  $    9.037  (b)  $    7.643  (b)  $    9.495
  Ending AUV.............     11.95   (a)  $    10.26  (a)  $    9.065  (a)  $    7.685  (a)  $    9.573  (a)  $   10.133
                                      (b)  $    10.25  (b)  $    9.037  (b)  $    7.643  (b)  $    9.495  (b)  $   10.026
  Ending Number of AUs...    93,965   (a)     563,506  (a)   1,102,754  (a)   1,319,642  (a)   2,235,693  (a)   3,599,424
                                      (b)       6,206  (b)      55,407  (b)      97,032  (b)     198,143  (b)     280,792
-------------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........     10.00   (a)  $    11.39  (a)  $    9.513  (a)  $    8.093  (a)  $    6.979  (a)  $    8.348
                                      (b)  $    10.42  (b)  $    9.507  (b)  $    8.069  (b)  $    6.941  (b)  $    8.282
  Ending AUV.............     11.39   (a)  $     9.51  (a)  $    8.093  (a)  $    6.979  (a)  $    8.348  (a)  $    8.513
                                      (b)  $     9.51  (b)  $    8.069  (b)  $    6.941  (b)  $    8.282  (b)  $    8.424
  Ending Number of AUs...   335,543   (a)   1,673,087  (a)   2,296,734  (a)   1,743,668  (a)   1,520,053  (a)   1,251,543
                                      (b)       8,279  (b)     107,132  (b)     109,068  (b)      97,758  (b)      91,889
-------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..........     10.00   (a)  $    10.06  (a)  $    9.299  (a)  $    8.744  (a)  $    9.005  (a)  $   10.682
                                      (b)  $     9.71  (b)  $    9.299  (b)  $    8.728  (b)  $    8.965  (b)  $   10.608
  Ending AUV.............     10.06   (a)  $     9.30  (a)  $    8.744  (a)  $    9.005  (a)  $   10.682  (a)  $   12.020
                                      (b)  $     9.30  (b)  $    8.728  (b)  $    8.965  (b)  $   10.608  (b)  $   11.908
  Ending Number of AUs...    13,058   (a)      91,018  (a)     182,420  (a)     267,960  (a)     587,922  (a)     781,111
                                      (b)          --  (b)       5,112  (b)      18,202  (b)      46,284  (b)      53,321
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 11/23/99)
  Beginning AUV..........     10.00   (a)  $     9.87  (a)  $    7.958  (a)  $    6.634  (a)  $    4.641  (a)  $    6.156
                                      (b)  $     8.63  (b)  $    7.953  (b)  $    6.614  (b)  $    4.616  (b)  $    6.111
  Ending AUV.............      9.87   (a)  $     7.96  (a)  $    6.634  (a)  $    4.641  (a)  $    6.156  (a)  $    6.854
                                      (b)  $     7.95  (b)  $    6.614  (b)  $    4.616  (b)  $    6.111  (b)  $    6.788
  Ending Number of AUs...    30,627   (a)     139,489  (a)     216,629  (a)     204,331  (a)     259,738  (a)     292,725
                                      (b)         656  (b)       1,943  (b)       1,550  (b)      11,443  (b)      15,209
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........     10.00   (a)  $    10.82  (a)  $    9.717  (a)  $    8.498  (a)  $    6.648  (a)  $    9.079
                                      (b)  $    10.46  (b)  $    9.715  (b)  $    8.476  (b)  $    6.614  (b)  $    9.011
  Ending AUV.............     10.82   (a)  $     9.72  (a)  $    8.498  (a)  $    6.648  (a)  $    9.079  (a)  $   10.236
                                      (b)  $     9.72  (b)  $    8.476  (b)  $    6.614  (b)  $    9.011  (b)  $   10.133
  Ending Number of AUs...   132,522   (a)     663,722  (a)     907,962  (a)     837,785  (a)     748,220  (a)     872,379
                                      (b)       1,472  (b)      20,303  (b)      32,278  (b)      35,769  (b)      36,801
-------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 5/1/02)
  Beginning AUV..........       N/A               N/A              N/A  (a)  $   10.000  (a)  $    8.561  (a)  $   10.654
                                                                        (b)  $   10.000  (b)  $    8.540  (b)  $   10.602
  Ending AUV.............       N/A               N/A              N/A  (a)  $    8.561  (a)  $   10.654  (a)  $   11.375
                                                                        (b)  $    8.540  (b)  $   10.602  (b)  $   11.291
  Ending Number of AUs...       N/A               N/A              N/A  (a)   1,045,100  (a)   4,090,198  (a)   8,213,816
                                                                        (b)      99,187  (b)     472,794  (b)     736,996
-------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                         FISCAL YEAR        FISCAL YEAR        FISCAL YEAR       FISCAL YEAR
                                                            ENDED              ENDED              ENDED             ENDED
POLARIS II A-CLASS PORTFOLIOS                              4/30/06            4/30/07            4/30/08           4/30/09
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 8/22/00)
  Beginning AUV.....................................  (a)  $     4.383   (a)  $     6.010   (a)  $     5.969   (a)  $    6.128
                                                      (b)  $     4.595   (b)  $     6.284   (b)  $     6.226   (b)  $    6.377
  Ending AUV........................................  (a)  $     6.010   (a)  $     5.969   (a)  $     6.128   (a)  $    4.210
                                                      (b)  $     6.284   (b)  $     6.226   (b)  $     6.377   (b)  $    4.369
  Ending Number of AUs..............................  (a)      169,812   (a)      172,051   (a)      169,705   (a)     178,273
                                                      (b)       13,386   (b)        9,454   (b)        5,921   (b)       9,784
------------------------------------------------------------------------------------------------------------------------------
GROWTH - AST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.....................................  (a)  $    10.133   (a)  $    11.967   (a)  $    13.453   (a)  $   13.212
                                                      (b)  $    10.026   (b)  $    11.812   (b)  $    13.245   (b)  $   12.975
  Ending AUV........................................  (a)  $    11.967   (a)  $    13.453   (a)  $    13.212   (a)  $    8.461
                                                      (b)  $    11.812   (b)  $    13.245   (b)  $    12.975   (b)  $    8.288
  Ending Number of AUs..............................  (a)    4,943,646   (a)    5,064,807   (a)    4,363,301   (a)   3,497,336
                                                      (b)      343,259   (b)      318,256   (b)      266,315   (b)     217,160
------------------------------------------------------------------------------------------------------------------------------
GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV.....................................  (a)  $     8.513   (a)  $     9.986   (a)  $    10.916   (a)  $   10.387
                                                      (b)  $     8.424   (b)  $     9.857   (b)  $    10.749   (b)  $   10.202
  Ending AUV........................................  (a)  $     9.986   (a)  $    10.916   (a)  $    10.387   (a)  $    6.508
                                                      (b)  $     9.857   (b)  $    10.749   (b)  $    10.202   (b)  $    6.376
  Ending Number of AUs..............................  (a)    1,162,523   (a)    1,123,337   (a)    1,071,583   (a)     890,341
                                                      (b)       86,364   (b)       76,329   (b)       68,435   (b)      52,933
------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV.....................................  (a)  $    12.020   (a)  $    13.890   (a)  $    15.466   (a)  $   14.932
                                                      (b)  $    11.908   (b)  $    13.726   (b)  $    15.244   (b)  $   14.682
  Ending AUV........................................  (a)  $    13.890   (a)  $    15.466   (a)  $    14.932   (a)  $   11.134
                                                      (b)  $    13.726   (b)  $    15.244   (b)  $    14.682   (b)  $   10.920
  Ending Number of AUs..............................  (a)      870,580   (a)    1,003,975   (a)      915,032   (a)     866,989
                                                      (b)       86,097   (b)       71,905   (b)       61,226   (b)      78,241
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 11/23/99)
  Beginning AUV.....................................  (a)  $     6.854   (a)  $     9.171   (a)  $    10.589   (a)  $   10.894
                                                      (b)  $     6.788   (b)  $     9.060   (b)  $    10.434   (b)  $   10.709
  Ending AUV........................................  (a)  $     9.171   (a)  $    10.589   (a)  $    10.894   (a)  $    6.298
                                                      (b)  $     9.060   (b)  $    10.434   (b)  $    10.709   (b)  $    6.176
  Ending Number of AUs..............................  (a)      407,610   (a)      502,103   (a)      542,417   (a)     441,337
                                                      (b)       24,395   (b)       33,187   (b)       36,558   (b)      37,625
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH AND INCOME - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV.....................................  (a)  $    10.236   (a)  $    13.867   (a)  $    16.291   (a)  $   15.490
                                                      (b)  $    10.133   (b)  $    13.694   (b)  $    16.048   (b)  $   15.220
  Ending AUV........................................  (a)  $    13.867   (a)  $    16.291   (a)  $    15.490   (a)  $    8.026
                                                      (b)  $    13.694   (b)  $    16.048   (b)  $    15.220   (b)  $    7.866
  Ending Number of AUs..............................  (a)    1,073,873   (a)    1,344,863   (a)    1,349,850   (a)     869,397
                                                      (b)       47,834   (b)       88,680   (b)      112,607   (b)      68,061
------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME - LASF Class VC Shares
(Inception Date - 5/1/02)
  Beginning AUV.....................................  (a)  $    11.375   (a)  $    13.164   (a)  $    14.681   (a)  $   13.707
                                                      (b)  $    11.291   (b)  $    13.034   (b)  $    14.499   (b)  $   13.504
  Ending AUV........................................  (a)  $    13.164   (a)  $    14.681   (a)  $    13.707   (a)  $    8.609
                                                      (b)  $    13.034   (b)  $    14.499   (b)  $    13.504   (b)  $    8.460
  Ending Number of AUs..............................  (a)   11,151,339   (a)   11,667,866   (a)   10,435,962   (a)   8,363,368
                                                      (b)      869,840   (b)      879,096   (b)      773,513   (b)     668,173
------------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                           INCEPTION   FISCAL YEAR     FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
POLARIS II A-CLASS             TO         ENDED           ENDED            ENDED            ENDED            ENDED
PORTFOLIOS                  4/30/00      4/30/01         4/30/02          4/30/03          4/30/04          4/30/05
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
LORD ABBETT MID CAP VALUE - LASF Class VC Shares
(Inception Date - 5/1/02)
  Beginning AUV..........       N/A             N/A              N/A  (a)  $   10.000  (a)  $    8.378  (a)  $   11.113
                                                                      (b)  $   10.000  (b)  $    8.358  (b)  $   11.059
  Ending AUV.............       N/A             N/A              N/A  (a)  $    8.378  (a)  $   11.113  (a)  $   12.335
                                                                      (b)  $    8.358  (b)  $   11.059  (b)  $   12.243
  Ending Number of AUs...       N/A             N/A              N/A  (a)     585,524  (a)   2,311,323  (a)   5,243,266
                                                                      (b)      81,785  (b)     287,550  (b)     514,307
-----------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........     10.00   (a)  $  10.49  (a)  $    9.736  (a)  $    8.225  (a)  $    7.039  (a)  $    8.136
                                      (b)  $  10.34  (b)  $    9.735  (b)  $    8.203  (b)  $    7.003  (b)  $    8.074
  Ending AUV.............     10.49   (a)  $   9.74  (a)  $    8.225  (a)  $    7.039  (a)  $    8.136  (a)  $    8.858
                                      (b)  $   9.74  (b)  $    8.203  (b)  $    7.003  (b)  $    8.074  (b)  $    8.768
  Ending Number of AUs...   114,191   (a)   581,736  (a)     972,320  (a)     902,075  (a)     805,399  (a)     671,759
                                      (b)     5,570  (b)      66,103  (b)      90,251  (b)      91,094  (b)      62,443
-----------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........     10.00   (a)  $  10.22  (a)  $   11.789  (a)  $   11.859  (a)  $   11.289  (a)  $   12.842
                                      (b)  $  11.64  (b)  $   11.782  (b)  $   11.821  (b)  $   11.226  (b)  $   12.738
  Ending AUV.............     10.22   (a)  $  11.79  (a)  $   11.859  (a)  $   11.289  (a)  $   12.842  (a)  $   13.850
                                      (b)  $  11.78  (b)  $   11.821  (b)  $   11.226  (b)  $   12.738  (b)  $   13.703
  Ending Number of AUs...    50,264   (a)   355,139  (a)   1,374,837  (a)   2,391,121  (a)   3,949,893  (a)   6,359,705
                                      (b)     4,588  (b)      94,278  (b)     218,848  (b)     432,049  (b)     625,544
-----------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 1 Shares
(formerly MFS Mid-Cap Growth)
(Inception Date - 11/1/99)
  Beginning AUV..........     10.00   (a)  $  13.69  (a)  $   13.193  (a)  $    8.269  (a)  $    5.884  (a)  $    7.834
                                      (b)  $  14.87  (b)  $   13.188  (b)  $    8.244  (b)  $    5.852  (b)  $    7.772
  Ending AUV.............     13.69   (a)  $  13.19  (a)  $    8.269  (a)  $    5.884  (a)  $    7.834  (a)  $    7.605
                                      (b)  $  13.19  (b)  $    8.244  (b)  $    5.852  (b)  $    7.772  (b)  $    7.525
  Ending Number of AUs...    30,505   (a)   344,347  (a)     442,836  (a)     449,234  (a)     441,724  (a)     428,891
                                      (b)       306  (b)      25,484  (b)      33,748  (b)      35,097  (b)      35,343
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 1 Shares
(Inception Date - 2/7/00)
  Beginning AUV..........     10.00   (a)  $  10.77  (a)  $   12.621  (a)  $   14.317  (a)  $   14.880  (a)  $   18.683
                                      (b)  $  12.42  (b)  $   12.623  (b)  $   14.279  (b)  $   14.804  (b)  $   18.540
  Ending AUV.............     10.77   (a)  $  12.62  (a)  $   14.317  (a)  $   14.880  (a)  $   18.683  (a)  $   24.630
                                      (b)  $  12.62  (b)  $   14.279  (b)  $   14.804  (b)  $   18.540  (b)  $   24.381
  Ending Number of AUs...     2,461   (a)    15,795  (a)      69,705  (a)      88,262  (a)     108,473  (a)     158,560
                                      (b)        39  (b)         928  (b)       3,919  (b)       5,621  (b)      13,970
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 8/21/00)
  Beginning AUV..........       N/A   (a)  $  10.00  (a)  $    4.375  (a)  $    2.507  (a)  $    1.815  (a)  $    2.174
                                      (b)  $   6.68  (b)  $    4.375  (b)  $    2.499  (b)  $    1.805  (b)  $    2.157
  Ending AUV.............       N/A   (a)  $   4.38  (a)  $    2.507  (a)  $    1.815  (a)  $    2.174  (a)  $    2.063
                                      (b)  $   4.38  (b)  $    2.499  (b)  $    1.805  (b)  $    2.157  (b)  $    2.041
  Ending Number of AUs...       N/A   (a)    23,583  (a)      46,009  (a)      58,799  (a)     108,335  (a)     126,057
                                      (b)        --  (b)       3,185  (b)       7,962  (b)      13,639  (b)      14,654
-----------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV..........     10.00   (a)  $   9.91  (a)  $    9.278  (a)  $    7.325  (a)  $    6.050  (a)  $    6.962
                                      (b)  $   9.12  (b)  $    9.277  (b)  $    7.311  (b)  $    6.023  (b)  $    6.914
  Ending AUV.............      9.91   (a)  $   9.28  (a)  $    7.325  (a)  $    6.050  (a)  $    6.962  (a)  $    8.084
                                      (b)  $   9.28  (b)  $    7.311  (b)  $    6.023  (b)  $    6.914  (b)  $    8.007
  Ending Number of AUs...     9,175   (a)    69,692  (a)      77,161  (a)      61,703  (a)      40,778  (a)      39,917
                                      (b)       104  (b)       3,437  (b)       3,965  (b)       4,149  (b)       4,376
-----------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                         FISCAL YEAR       FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                            ENDED             ENDED             ENDED             ENDED
POLARIS II A-CLASS PORTFOLIOS                              4/30/06           4/30/07           4/30/08           4/30/09
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
LORD ABBETT MID CAP VALUE - LASF Class VC Shares
(Inception Date - 5/1/02)
  Beginning AUV......................................  (a)  $   12.335   (a)  $   14.476   (a)  $   16.994   (a)  $   14.292
                                                       (b)  $   12.243   (b)  $   14.333   (b)  $   16.784   (b)  $   14.080
  Ending AUV.........................................  (a)  $   14.476   (a)  $   16.994   (a)  $   14.292   (a)  $    9.091
                                                       (b)  $   14.333   (b)  $   16.784   (b)  $   14.080   (b)  $    8.933
  Ending Number of AUs...............................  (a)   8,407,700   (a)   8,628,435   (a)   7,537,926   (a)   5,899,055
                                                       (b)     646,082   (b)     614,848   (b)     542,471   (b)     434,728
----------------------------------------------------------------------------------------------------------------------------
MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $    8.858   (a)  $   10.312   (a)  $   11.608   (a)  $   11.697
                                                       (b)  $    8.768   (b)  $   10.182   (b)  $   11.434   (b)  $   11.493
  Ending AUV.........................................  (a)  $   10.312   (a)  $   11.608   (a)  $   11.697   (a)  $    7.959
                                                       (b)  $   10.182   (b)  $   11.434   (b)  $   11.493   (b)  $    7.800
  Ending Number of AUs...............................  (a)     597,515   (a)     520,392   (a)     448,337   (a)     346,626
                                                       (b)      53,995   (b)      51,514   (b)      44,335   (b)      41,953
----------------------------------------------------------------------------------------------------------------------------
MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $   13.850   (a)  $   14.899   (a)  $   16.733   (a)  $   16.059
                                                       (b)  $   13.703   (b)  $   14.704   (b)  $   16.474   (b)  $   15.771
  Ending AUV.........................................  (a)  $   14.899   (a)  $   16.733   (a)  $   16.059   (a)  $   12.638
                                                       (b)  $   14.704   (b)  $   16.474   (b)  $   15.771   (b)  $   12.380
  Ending Number of AUs...............................  (a)   9,362,480   (a)   9,897,648   (a)   9,384,039   (a)   7,512,483
                                                       (b)     723,784   (b)     728,802   (b)     671,642   (b)     588,212
----------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH - SAST Class 1 Shares
(formerly MFS Mid-Cap Growth)
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $    7.605   (a)  $    9.270   (a)  $    9.488   (a)  $    9.688
                                                       (b)  $    7.525   (b)  $    9.151   (b)  $    9.343   (b)  $    9.515
  Ending AUV.........................................  (a)  $    9.270   (a)  $    9.488   (a)  $    9.688   (a)  $    6.420
                                                       (b)  $    9.151   (b)  $    9.343   (b)  $    9.515   (b)  $    6.290
  Ending Number of AUs...............................  (a)     431,707   (a)     396,768   (a)     405,780   (a)     332,920
                                                       (b)      31,078   (b)      36,024   (b)      35,432   (b)      28,782
----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - SAST Class 1 Shares
(Inception Date - 2/7/00)
  Beginning AUV......................................  (a)  $   24.630   (a)  $   31.919   (a)  $   40.111   (a)  $   33.460
                                                       (b)  $   24.381   (b)  $   31.518   (b)  $   39.508   (b)  $   32.874
  Ending AUV.........................................  (a)  $   31.919   (a)  $   40.111   (a)  $   33.460   (a)  $   16.906
                                                       (b)  $   31.518   (b)  $   39.508   (b)  $   32.874   (b)  $   16.569
  Ending Number of AUs...............................  (a)     272,232   (a)     310,783   (a)     216,984   (a)     179,780
                                                       (b)      24,183   (b)      28,275   (b)      19,416   (b)      10,418
----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 8/21/00)
  Beginning AUV......................................  (a)  $    2.063   (a)  $    2.413   (a)  $    2.448   (a)  $    2.419
                                                       (b)  $    2.041   (b)  $    2.381   (b)  $    2.410   (b)  $    2.375
  Ending AUV.........................................  (a)  $    2.413   (a)  $    2.448   (a)  $    2.419   (a)  $    1.570
                                                       (b)  $    2.381   (b)  $    2.410   (b)  $    2.375   (b)  $    1.538
  Ending Number of AUs...............................  (a)     149,420   (a)     130,818   (a)     162,164   (a)     149,338
                                                       (b)      20,618   (b)      16,685   (b)      15,492   (b)      11,983
----------------------------------------------------------------------------------------------------------------------------
TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV......................................  (a)  $    8.084   (a)  $    8.968   (a)  $   11.618   (a)  $   12.517
                                                       (b)  $    8.007   (b)  $    8.861   (b)  $   11.451   (b)  $   12.306
  Ending AUV.........................................  (a)  $    8.968   (a)  $   11.618   (a)  $   12.517   (a)  $    7.819
                                                       (b)  $    8.861   (b)  $   11.451   (b)  $   12.306   (b)  $    7.668
  Ending Number of AUs...............................  (a)      33,835   (a)      48,522   (a)      63,422   (a)      56,516
                                                       (b)       4,531   (b)       4,531   (b)       4,118   (b)       5,020
----------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                           INCEPTION   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
POLARIS II A-CLASS             TO         ENDED         ENDED           ENDED            ENDED            ENDED
PORTFOLIOS                  4/30/00      4/30/01       4/30/02         4/30/03          4/30/04          4/30/05
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 1 Shares
(formerly Worldwide High Income)
(Inception Date - 11/10/99)
  Beginning AUV..........    10.00    (a)  $ 10.42  (a)  $  9.735  (a)  $    9.735  (a)  $   10.471  (a)  $   11.563
                                      (b)  $ 10.54  (b)  $  9.735  (b)  $    9.711  (b)  $   10.420  (b)  $   11.477
  Ending AUV.............    10.42    (a)  $  9.74  (a)  $  9.735  (a)  $   10.471  (a)  $   11.563  (a)  $   12.571
                                      (b)  $  9.74  (b)  $  9.711  (b)  $   10.420  (b)  $   11.477  (b)  $   12.446
  Ending Number of AUs...    3,802    (a)   31,309  (a)    42,247  (a)      63,528  (a)     126,343  (a)     241,802
                                      (b)       --  (b)     3,483  (b)       6,051  (b)      14,716  (b)      17,004
--------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT CAPITAL GROWTH - VKT Class II Shares
(Inception Date - 10/15/01)
  Beginning AUV..........      N/A             N/A  (a)  $ 10.000  (a)  $    9.449  (a)  $    7.332  (a)  $    8.514
                                                    (b)  $ 10.000  (b)  $    9.471  (b)  $    7.331  (b)  $    8.491
  Ending AUV.............      N/A             N/A  (a)  $  9.449  (a)  $    7.332  (a)  $    8.514  (a)  $    8.603
                                                    (b)  $  9.471  (b)  $    7.331  (b)  $    8.491  (b)  $    8.559
  Ending Number of AUs...      N/A             N/A  (a)    51,578  (a)     221,473  (a)     568,055  (a)     738,594
                                                    (b)    13,454  (b)      39,858  (b)      76,046  (b)      81,765
--------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK - VKT Class II Shares
(Inception Date - 10/15/01)
  Beginning AUV..........      N/A             N/A  (a)  $ 10.000  (a)  $   10.027  (a)  $    8.408  (a)  $   10.799
                                                    (b)  $ 10.000  (b)  $   10.017  (b)  $    8.378  (b)  $   10.734
  Ending AUV.............      N/A             N/A  (a)  $ 10.027  (a)  $    8.408  (a)  $   10.799  (a)  $   11.995
                                                    (b)  $ 10.017  (b)  $    8.378  (b)  $   10.734  (b)  $   11.894
  Ending Number of AUs...      N/A             N/A  (a)   458,910  (a)   1,732,236  (a)   4,509,831  (a)   9,483,533
                                                    (b)    30,268  (b)     145,026  (b)     462,772  (b)     846,244
--------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME - VKT Class II Shares
(Inception Date - 10/15/01)
  Beginning AUV..........      N/A             N/A  (a)  $ 10.000  (a)  $   10.807  (a)  $    9.051  (a)  $   11.287
                                                    (b)  $ 10.000  (b)  $   10.776  (b)  $    9.003  (b)  $   11.199
  Ending AUV.............      N/A             N/A  (a)  $ 10.807  (a)  $    9.051  (a)  $   11.287  (a)  $   12.623
                                                    (b)  $ 10.776  (b)  $    9.003  (b)  $   11.199  (b)  $   12.494
  Ending Number of AUs...      N/A             N/A  (a)   187,349  (a)     977,264  (a)   2,967,167  (a)   6,430,178
                                                    (b)    21,215  (b)     124,050  (b)     313,207  (b)     575,351
--------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

                                                        FISCAL YEAR        FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                           ENDED              ENDED              ENDED              ENDED
POLARIS II A-CLASS PORTFOLIOS                             4/30/06            4/30/07            4/30/08            4/30/09
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND - SAST Class 1 Shares
(formerly Worldwide High Income)
(Inception Date - 11/10/99)
  Beginning AUV....................................  (a)  $    12.571   (a)  $    13.892   (a)  $    15.277   (a)  $    15.599
                                                     (b)  $    12.446   (b)  $    13.720   (b)  $    15.050   (b)  $    15.330
  Ending AUV.......................................  (a)  $    13.892   (a)  $    15.277   (a)  $    15.599   (a)  $    16.622
                                                     (b)  $    13.720   (b)  $    15.050   (b)  $    15.330   (b)  $    16.294
  Ending Number of AUs.............................  (a)      338,864   (a)      351,732   (a)      353,212   (a)      795,037
                                                     (b)       20,271   (b)       20,442   (b)       17,386   (b)       34,458
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT CAPITAL GROWTH - VKT Class II Shares
(Inception Date - 10/15/01)
  Beginning AUV....................................  (a)  $     8.603   (a)  $    10.372   (a)  $    10.477   (a)  $    11.075
                                                     (b)  $     8.559   (b)  $    10.293   (b)  $    10.371   (b)  $    10.936
  Ending AUV.......................................  (a)  $    10.372   (a)  $    10.477   (a)  $    11.075   (a)  $     7.116
                                                     (b)  $    10.293   (b)  $    10.371   (b)  $    10.936   (b)  $     7.009
  Ending Number of AUs.............................  (a)      814,588   (a)      746,616   (a)      630,256   (a)      522,361
                                                     (b)       83,102   (b)       71,964   (b)       68,855   (b)       63,843
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT COMSTOCK - VKT Class II Shares
(Inception Date - 10/15/01)
  Beginning AUV....................................  (a)  $    11.995   (a)  $    13.357   (a)  $    15.336   (a)  $    13.302
                                                     (b)  $    11.894   (b)  $    13.211   (b)  $    15.131   (b)  $    13.092
  Ending AUV.......................................  (a)  $    13.357   (a)  $    15.336   (a)  $    13.302   (a)  $     8.709
                                                     (b)  $    13.211   (b)  $    15.131   (b)  $    13.092   (b)  $     8.550
  Ending Number of AUs.............................  (a)   14,410,178   (a)   15,024,959   (a)   13,371,169   (a)   10,586,387
                                                     (b)    1,066,825   (b)    1,063,100   (b)      922,881   (b)      774,326
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIT GROWTH AND INCOME - VKT Class II Shares
(Inception Date - 10/15/01)
  Beginning AUV....................................  (a)  $    12.623   (a)  $    14.660   (a)  $    16.822   (a)  $    15.388
                                                     (b)  $    12.494   (b)  $    14.473   (b)  $    16.567   (b)  $    15.116
  Ending AUV.......................................  (a)  $    14.660   (a)  $    16.822   (a)  $    15.388   (a)  $    10.260
                                                     (b)  $    14.473   (b)  $    16.567   (b)  $    15.116   (b)  $    10.054
  Ending Number of AUs.............................  (a)   10,216,580   (a)   10,982,033   (a)    9,986,188   (a)    8,089,285
                                                     (b)      866,068   (b)      873,501   (b)      750,725   (b)      653,266
------------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature. AUV - Accumulation Unit Value
                 AU - Accumulation Units

                 The Separate Account has a fiscal year end of April 30.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the Death Benefit section of the prospectus.

The term "Continuation Net Purchase Payments" is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.



A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1.  PURCHASE PAYMENT ACCUMULATION OPTION


          If the original Owner of the contract elected the Purchase Payment Accumulation option, and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:


          a.  Contract value; or

          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for any withdrawals and increased by any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or

          c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus any Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

          d. Contract value on the Continuation Date plus Gross Purchase Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday.

          If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:

          a.  Contract value; or

          b. Contract value on the Continuation Date plus Gross Purchase Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greatest of:

          a.  Contract value; or

          b.  the lesser of:

             (1) Contract value on the Continuation Date plus Gross Purchase
                 Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or

             (2) 125% of the contract value.

          If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, under the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.

     2.  MAXIMUM ANNIVERSARY VALUE OPTION


          If the original Owner of the contract elected the Maximum Anniversary Value option, and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the

          Continuing Spouse, the death benefit will be the greatest of:

          a.  Contract value; or

          b. Contract value on the Continuation Date plus Gross Purchase Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

          a.  Contract value; or

          b.  the lesser of:

             (3) Contract value on the Continuation Date plus Gross Purchase
                 Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or

             (4) 125% of the contract value.


If the Continuing Spouse is age 86 or older on the Continuation Date or 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their Beneficiary will receive only the contract value.


Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before June 1, 2004.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the tables above.

What is the EstatePlus benefit?

We determine the EstatePlus Benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus Benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

          I is the interest rate you are earning on the money invested in the Fixed Account;

          J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

          N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

          L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

     - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

     - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

     -   If a withdrawal or transfer is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX D - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                     FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This table assumes $100,000 initial investment, net of sales charges, in a Non-qualified contract with no withdrawals, additional Purchase Payments or premium taxes.

--------------------------------------------------------------------------------------------------------------------------
IF AT ISSUE                    MINIMUM ANNUAL INCOME IF YOU ELECT TO RECEIVE INCOME PAYMENTS ON CONTRACT ANNIVERSARY
YOU ARE                             7                       10                       15                       20
--------------------------------------------------------------------------------------------------------------------------
Male                              6,108                    6,672                    7,716                    8,832
age 60*
--------------------------------------------------------------------------------------------------------------------------
Female                            5,388                    5,880                    6,900                    8,112
age 60*
--------------------------------------------------------------------------------------------------------------------------
Joint**                           4,716                    5,028                    5,544                    5,928
Male-60
Female-60
--------------------------------------------------------------------------------------------------------------------------


 * Life annuity with 10 years guaranteed
** Joint and survivor life annuity with 20 years guaranteed

   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

            APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY

   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION              STATES
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Pennsylvania
                            incur a $10 transfer fee.                 Texas
------------------------------------------------------------------------------------
 Free Look                  If you reside in Arizona and are age 65   Arizona
                            or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Free Look                  If you reside in California and are age   California
                            60 or older on your Contract Date, the
                            Free Look period is 30 days.
------------------------------------------------------------------------------------
 Market Value Adjustment    L equal to 0.0025                         Florida
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0.50%    California
                            for Qualified contracts and 2.35% for
                            Non-Qualified contracts when you
                            surrender your contract or begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Maine
                            Qualified contracts and 2.0% for Non-
                            Qualified contracts when you make a
                            Purchase Payment.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Nevada
                            Qualified contracts and 3.5% for Non-
                            Qualified contracts when you surrender
                            your contract or begin the Income
                            Phase.
------------------------------------------------------------------------------------
 Premium Tax                For the first $500,000 in the contract,   South Dakota
                            we deduct premium tax charges of 0% for
                            Qualified contracts and 1.25% for Non-
                            Qualified contracts when you make a
                            Purchase Payment. For any amount in
                            excess of $500,000 in the contract, we
                            deduct front-end premium tax charges of
                            0% for Qualified contracts and 0.80%
                            for Non-Qualified contracts when you
                            make a Purchase Payment.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     West Virginia
                            for Qualified contracts and 1.0% for
                            Non-Qualified contracts when you
                            surrender your contract or begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Wyoming
                            Qualified contracts and 1.0% for Non-
                            Qualified contracts when you make a
                            Purchase Payment.
------------------------------------------------------------------------------------

  Please forward a copy (without charge) of the Polaris(II) A-Class Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------




  Return to: SunAmerica Annuity and Life Assurance Company, Annuity Service Center, P.O. Box 54299,
  Los Angeles, California 90054-0299

                        [POLARIS(II) ASSET MANAGER LOGO]


                                   PROSPECTUS
                                  JULY 27, 2009


               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                               issued by Depositor

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                               in connection with
                         VARIABLE ANNUITY ACCOUNT SEVEN


This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the Anchor Series Trust ("AST") and the SunAmerica Series Trust ("SAST").



UNDERLYING FUNDS:                                MANAGED BY:
     Aggressive Growth                           Wells Capital Management Inc.
     Alliance Growth                             AllianceBernstein, L.P.
     Asset Allocation                            Edge Asset Management, Inc.(3)
     Balanced                                    J.P. Morgan Investment Management Inc.
     Blue Chip Growth                            SunAmerica Asset Management Corp.
     Capital Appreciation                        Wellington Management Company, LLP
     Capital Growth                              OppenheimerFunds, Inc.
     Cash Management                             Columbia Management Advisors, LLC
     Corporate Bond                              Federated Investment Management Company
     Davis Venture Value                         Davis Selected Advisers, L.P.
     "Dogs" of Wall Street(1)                    SunAmerica Asset Management Corp.
     Emerging Markets                            Putnam Investment Management, LLC
     Equity Opportunities                        OppenheimerFunds, Inc.
     Fundamental Growth                          Wells Capital Management Inc.
     Global Bond                                 Goldman Sachs Asset Management International
     Global Equities                             J.P. Morgan Investment Management Inc.
     Government and Quality Bond                 Wellington Management Company, LLP
     Growth Opportunities                        Morgan Stanley Investment Management, Inc.(2)
     Growth                                      Wellington Management Company, LLP
     Growth-Income                               AllianceBernstein, L.P.
     High-Yield Bond                             SunAmerica Asset Management Corp.
     International Diversified Equities          Morgan Stanley Investment Management, Inc.(2)
     International Growth & Income               Putnam Investment Management, LLC
     MFS Massachusetts Investors Trust(1)        Massachusetts Financial Services Company
     MFS Total Return                            Massachusetts Financial Services Company
     Mid-Cap Growth                              J.P. Morgan Investment Management Inc.
     Real Estate                                 Davis Selected Advisers, L.P.
     Technology                                  Columbia Management Advisors, LLC
     Telecom Utility                             Massachusetts Financial Services Company
     Total Return Bond                           Pacific Investment Management Company LLC



 (1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investor Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.

 (2) Morgan Stanley Investment Management, Inc. does business in certain circumstances using the name "Van Kampen."

 (3) Edge Asset Management, Inc. was formerly known as WM Advisors, Inc.




Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.


To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 27, 2009. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




This contract is no longer available for purchase by new contract owners.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GLOSSARY...................................................................    3
HIGHLIGHTS.................................................................    4
FEE TABLE..................................................................    5
     Maximum Owner Transaction Expenses....................................    5
     Contract Maintenance Fee..............................................    5
     Separate Account Annual Expenses......................................    5
     Underlying Fund Expenses..............................................    5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES.......................................    6
THE POLARIS(II) ASSET MANAGER VARIABLE ANNUITY.............................    7
PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY....................    7
     Allocation of Purchase Payments.......................................    8
     Accumulation Units....................................................    9
     Right to Examine......................................................    9
     Exchange Offers.......................................................    9
     Important Information for Military Servicemembers.....................    9
INVESTMENT OPTIONS.........................................................   10
     Variable Portfolios...................................................   10
          Anchor Series Trust..............................................   10
          SunAmerica Series Trust..........................................   10
     Substitution, Addition or Deletion of Variable Portfolios.............   12
     Fixed Accounts........................................................   12
     Dollar Cost Averaging Fixed Accounts..................................   12
     Dollar Cost Averaging Program.........................................   13
     Transfers During the Accumulation Phase...............................   13
     Automatic Asset Rebalancing Program...................................   15
     Return Plus Program...................................................   16
     Voting Rights.........................................................   16
ACCESS TO YOUR MONEY.......................................................   16
     Systematic Withdrawal Program.........................................   17
     Minimum Contract Value................................................   17
     Qualified Contract Owners.............................................   17
DEATH BENEFIT..............................................................   17
     Death Benefit Defined Terms...........................................   18
     Death Benefit Options.................................................   18
     Optional EstatePlus Benefit...........................................   19
     Spousal Continuation..................................................   20
EXPENSES...................................................................   20
     Separate Account Expenses.............................................   20
     Underlying Fund Expenses..............................................   21
     Transfer Fee..........................................................   21
     Optional EstatePlus Fee...............................................   21
     Premium Tax...........................................................   21
     Income Taxes..........................................................   21
     Reduction or Elimination of Fees, Expenses and Additional Amounts
            Credited.......................................................   21
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT...................   21
ANNUITY INCOME OPTIONS.....................................................   23
     Annuity Date..........................................................   23
     Annuity Income Options................................................   23
     Fixed or Variable Annuity Income Payments.............................   24
     Annuity Income Payments...............................................   24
     Transfers During the Income Phase.....................................   24
     Deferment of Payments.................................................   24
TAXES......................................................................   24
     Annuity Contracts in General..........................................   24
     Tax Treatment of Distributions - Non-Qualified Contracts..............   25
     Tax Treatment of Distributions - Qualified Contracts..................   25
     Required Minimum Distributions........................................   27
     Tax Treatment of Death Benefits.......................................   27
     Contracts Owned by a Trust or Corporation.............................   27
     Gifts, Pledges and/or Assignments of a Contract.......................   28
     Diversification and Investor Control..................................   27
OTHER INFORMATION..........................................................   28
     The Distributor.......................................................   28
     The Company...........................................................   28
     The Separate Account..................................................   29
     The General Account...................................................   30
     Financial Statements..................................................   30
     Administration........................................................   31
     Legal Proceedings.....................................................   31
     Registration Statements...............................................   32
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION...................   32
APPENDIX A - CONDENSED FINANCIAL INFORMATION...............................  A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.................  B-1
APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")...............................  C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY................  D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.


COMPANY - Refers to SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), the insurer that issues this contract. The term "we," "us" and "our" are also used to identify the issuing Company.


CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms applicable to any given transaction or request received by us.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.


MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.



NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").



NYSE - New York Stock Exchange



OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.


PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUSTS - Collectively refers to the Anchor Series Trust and the SunAmerica Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) Asset Manager Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. PLEASE SEE FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. You may be charged a fee by your RIA for the services he or she provides to you. That fee is independent of the fees and charges that will be incurred as a result of your purchase of this variable annuity. Please see the FEE TABLE, PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299. Telephone Number: (800) 445-7862. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW FOR STATE SPECIFIC INFORMATION.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES


WITHDRAWAL/SALES CHARGE....................  None




TRANSFER FEE

$25 per transfer after the first 18 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE..................................................  None



SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)

Mortality and Expense Risk Fees..........   0.70%
Distribution Expense Fee.................   0.15%
Optional EstatePlus Fee(2)...............   0.25%
                                            -----
     TOTAL SEPARATE ACCOUNT ANNUAL
       EXPENSES..........................   1.10%
                                            =====




UNDERLYING FUND EXPENSES (AS OF JANUARY 31, 2009)


THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES                               MINIMUM   MAXIMUM
-----------------------------------------------                               -------   -------
(expenses that are deducted from Trust Assets, including management fees,
and other expenses)........................................................    0.49%     1.40%



FOOTNOTE TO THE FEE TABLE


(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE PREMIUM TAX AND STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.


(2) EstatePlus is an optional earnings enhancement death benefit. If you do not elect the EstatePlus feature, your separate account annual expenses would be 0.85%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.10%, (including EstatePlus) and investment in an Underlying Fund with total expenses of 1.40%)


(1) If you do not surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $253       $779      $1,331     $2,836



(2) If you do not surrender or annuitize your contract at the end of the applicable time period(3):


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $253       $779      $1,331     $2,836





MINIMUM EXPENSE EXAMPLES

(assuming minimum separate account annual expenses of 0.85%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.49%)


(1)  If you surrender your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $136       $425       $734      $1,613



(2) If you do not surrender or annuitize your contract at the end of the applicable time period:


1 YEAR    3 YEARS    5 YEARS    10 YEARS
------    -------    -------    --------
 $136       $425       $734      $1,613



EXPLANATION OF FEE TABLE AND EXPENSE EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples. These examples do not reflect any fees charged by your RIA for the services he or she provides to you.

3. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          THE POLARIS(II) ASSET MANAGER
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract. The contract provides several main benefits:

     - Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     - Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract and build retirement savings. The Income Phase begins when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, PLEASE SEE INVESTMENT OPTIONS BELOW.

This variable annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. PLEASE SEE TAXES BELOW.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     PURCHASING A POLARIS(II) ASSET MANAGER
                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES BELOW.

-------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
-------------------------------------------------------------------
      Qualified                $2,000                  $250
-------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
-------------------------------------------------------------------




Also, once you have contributed at least the minimum initial Purchase Payment, you can establish an optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.00.


We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only purchase this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected. FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES BELOW.

MAXIMUM ISSUE AGE

We may not issue a contract to anyone age 91 or older on the contract issue date. In general, we will not issue a

Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, you may not elect EstatePlus if you are age 81 or older at the time of contract issue. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

TERMINATION FOR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance of the contract.




JOINT OWNERSHIP


We allow this contract to be jointly owned. We require that the joint Owners be spouses except in states that allow non-spouses to be joint Owners. The age of the older Owner is used to determine the availability of most age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.


DOMESTIC PARTNERS AND SAME-SEX SPOUSES





Certain states require that the benefits and features of the contract be made available to domestic or civil union partners ("Domestic Partners") who qualify for treatment as, or are equal to, spouses under state law. Other states allow Same-Sex Spouses to marry ("Same-Sex Spouses"). However, Domestic Partners and Same-Sex Spouses who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. Therefore, the ability of Domestic Partners and same-sex partners to fully benefit from certain benefits and features of the contract, such as optional living benefits, if applicable, that guarantee withdrawals over two lifetimes may be limited by the conflict between certain state and federal laws.



ASSIGNMENT OF THE CONTRACT



You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion or if not permitted by the Internal Revenue Code. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.




ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or obtain your permission to keep your money until we get the information necessary to issue the contract.


Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. PLEASE SEE INVESTMENT OPTIONS BELOW.




Purchase Payments submitted by check can only be accepted by the Company at the Payment Center at the following address:


SunAmerica Annuity
P.O. Box 100330
Pasadena, CA 91189-0330


Purchase Payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:


SunAmerica Annuity
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-0330


Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.



ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.



EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing. Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI"). More details may be obtained on-line at the following website: www.insurance.va.gov. This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract. No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.


The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.


We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We offer Underlying Funds of the Anchor Series Trust and SunAmerica Series Trust at least in part because they are managed by SunAmerica Asset Management Corp. ("SAAMCo"), a wholly-owned subsidiary of SunAmerica Annuity.


You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

During periods of low short-term interest rates, and in part due to contract fees and expenses, the yield of the Cash Management Variable Portfolio may become extremely low and possibly negative. In the case of negative yields, your investment in the Cash Management Variable Portfolio will lose value.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

     ANCHOR SERIES TRUST - CLASS 1


     SAAMCo is the investment adviser and various managers are the subadviser to Anchor Series Trust ("AST").


     SUNAMERICA SERIES TRUST - CLASS 1

     SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

               (SEE NEXT PAGE FOR FULL LIST OF INVESTMENT OPTIONS)

UNDERLYING FUNDS                        MANAGED BY:                                      TRUST    ASSET CLASS
----------------                        -----------                                      -----    -----------
Aggressive Growth                       Wells Capital Management Inc.                    SAST     STOCK
Alliance Growth                         AllianceBernstein, L.P.                          SAST     STOCK
Asset Allocation                        Edge Asset Management, Inc.(3)                   AST      BALANCED
Balanced                                J.P. Morgan Investment Management Inc.           SAST     BALANCED
Blue Chip Growth                        SunAmerica Asset Management Corp.                SAST     STOCK
Capital Appreciation                    Wellington Management Company, LLP               AST      STOCK
Capital Growth                          OppenheimerFunds, Inc.                           SAST     STOCK
Cash Management                         Columbia Management Advisors, LLC                SAST     CASH
Corporate Bond                          Federated Investment Management Company          SAST     BOND
Davis Venture Value                     Davis Selected Advisers, L.P.                    SAST     STOCK
"Dogs" of Wall Street(1)                SunAmerica Asset Management Corp.                SAST     STOCK
Emerging Markets                        Putnam Investment Management, LLC                SAST     STOCK
Equity Opportunities                    OppenheimerFunds, Inc.                           SAST     STOCK
Fundamental Growth                      Wells Capital Management Inc.                    SAST     STOCK
Global Bond                             Goldman Sachs Asset Management International     SAST     BOND
Global Equities                         J.P. Morgan Investment Management Inc.           SAST     STOCK
Government and Quality Bond             Wellington Management Company, LLP               AST      BOND
Growth Opportunities                    Morgan Stanley Investment Management, Inc.(2)    SAST     STOCK
Growth                                  Wellington Management Company, LLP               AST      STOCK
Growth-Income                           AllianceBernstein, L.P.                          SAST     STOCK
High-Yield Bond                         SunAmerica Asset Management Corp.                SAST     BOND
International Diversified Equities      Morgan Stanley Investment Management, Inc.(2)    SAST     STOCK
International Growth & Income           Putnam Investment Management, LLC                SAST     STOCK
MFS Massachusetts Investors Trust(1)    Massachusetts Financial Services Company         SAST     STOCK
MFS Total Return                        Massachusetts Financial Services Company         SAST     BALANCED
Mid-Cap Growth                          J.P. Morgan Investment Management Inc.           SAST     STOCK
Real Estate                             Davis Selected Advisers, L.P.                    SAST     STOCK
Technology                              Columbia Management Advisors, LLC                SAST     STOCK
Telecom Utility                         Massachusetts Financial Services Company         SAST     STOCK
Total Return Bond                       Pacific Investment Management Company LLC        SAST     BOND



(1) "Dogs" of Wall Street is an equity fund seeking total return including capital appreciation and current income. MFS Massachusetts Investor Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.

(2) Morgan Stanley Investment Management, Inc. does business in certain circumstances using the name "Van Kampen."

(3) Edge Asset Management, Inc. was formerly known as WM Advisors, Inc.




YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.



FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If your contract offered Fixed Accounts subject to a market value adjustment, please see the Market Value Adjustment ("MVA") Appendix in this prospectus for additional information.

DOLLAR COST AVERAGING FIXED ACCOUNTS


You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to available investment options according to your instructions or your current allocation instruction on file.



DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM


The DCA program allows you to invest gradually in available investment options at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.


We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.


If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).


You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

----------------------------------------------------------------
     MONTH           ACCUMULATION UNIT         UNITS PURCHASED
----------------------------------------------------------------

       1                  $ 7.50                     100
       2                  $ 5.00                     150
       3                  $10.00                      75
       4                  $ 7.50                     100
       5                  $ 5.00                     150
       6                  $ 7.50                     100
----------------------------------------------------------------


     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.



TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies described below, during the Accumulation Phase, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone (800) 445-7862, through the Company's website (www.sunamerica.com), by U.S. Mail addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by facsimile. All transfer instructions submitted via facsimile must be sent to
(818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed
Accounts.

You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

There is no charge for your first 18 transfers. We charge for transfers in excess of 18 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.



SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.

The first 5 transfers in a rolling 6-month look-back period ("6-Month Rolling Period") can be made by telephone, through the Company's website, or in writing by mail or by facsimile. The 5th transfer in a 6-Month Rolling Period triggers the U.S. Mail method of transfer. Therefore, once you make the 5th transfer in a 6-Month Rolling Period, all transfers must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy").

For example, if you made a transfer on August 16, 2008 and within the previous six months (from February 17, 2008 forward) you made 5 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2008 must be submitted by U.S. Mail (from August 17, 2008 through August 16,
2009).

U.S. Mail includes any postal service delivery method that offers delivery no sooner than United States Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request;
(4) terminate your transfer privileges; and/or (5) request that you surrender your contract. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.



AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing Program, you may elect to have your investments in the Variable Portfolios periodically rebalanced to return your allocations to the percentages given at your last instructions for no additional charge. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer ("Default Rebalancing Instructions"). For example, your current contract value is allocated 80% in Variable Portfolio A and 20% in Variable Portfolio B. You request a transfer of 50% from Variable Portfolio A to Variable Portfolio C. Then your Default Rebalancing Instructions would be 40% in Variable Portfolio A, 20% in Variable Portfolio B and 40% in Variable Portfolio C. You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which had higher returns into a Variable Portfolio which had lower returns. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.



RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.



VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving annuity income payments during the Income Phase. PLEASE SEE ANNUITY INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you surrender your contract, we may also deduct any premium taxes, if applicable. PLEASE SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. The request for withdrawal must be in writing and sent to the Annuity Service Center. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. In the event that a proportionate partial withdrawal would cause the value of any Variable Portfolio or Fixed Account investment to be less than $100, we will contact you to obtain alternate instructions on how to structure the withdrawal.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.



SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.



MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES BELOW for a more detailed explanation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint Owner is the sole Beneficiary.



We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order at the Annuity Service Center, (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. If the death benefit request is not received by us in Good Order or if notification of the death is made by the Beneficiary prior to submitting all required paperwork and satisfactory proof of death, the Beneficiary may have the option of transferring the entire contract value to the Cash Management Variable Portfolio or available Fixed Account by contacting the Annuity Service Center. We consider the following satisfactory proof of death:


     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner/Annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. PLEASE SEE SPOUSAL CONTINUATION BELOW.


A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended

Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.




EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original Owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own Beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-Qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


Please consult a qualified adviser regarding tax implications of these options and your particular circumstances.



DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equal total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.


THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.


DEATH BENEFIT OPTIONS


This contract provides two death benefit options: the Purchase Payment Accumulation option and the Maximum Anniversary Value option. In addition, you may also elect the optional EstatePlus benefit, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.


OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.


OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION


The death benefit is the greatest of:

     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Purchase Payments reduced by any withdrawal in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.


If you are age 90 or older at the time of death and selected the Maximum Anniversary Value death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of the Maximum Anniversary Value option if:


     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.


OPTIONAL ESTATEPLUS BENEFIT



EstatePlus, an optional earnings enhancement benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract. This benefit is not available for election in Washington.


You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0 - 4                      25% of Earnings         40% of Net Purchase Payments
----------------------------------------------------------------------------------------
 Years 5 - 9                      40% of Earnings         65% of Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+                        50% of Earnings         75% of Net Purchase Payments*
----------------------------------------------------------------------------------------




The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

----------------------------------------------------------------------------------------
         CONTRACT YEAR                 ESTATEPLUS                     MAXIMUM
           OF DEATH                    PERCENTAGE               ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years               25% of Earnings         40% of Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.



SPOUSAL CONTINUATION


The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. However, Domestic Partners and same-sex partners who jointly own or are Beneficiaries of a contract should consult with their tax adviser and/or financial representative as they are not eligible for spousal continuation under the contract as allowed by the Internal Revenue Code. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. A spousal continuation can only take place once, upon the death of the original Owner of the contract. If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.



To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original Owner. The Continuing Spouse may not terminate the optional Maximum Anniversary Value death benefit.



Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase certain contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.



SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.



UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the Underlying Funds are governed by their own boards of trustees.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, PLEASE REFER TO THE TRUST PROSPECTUSES.



TRANSFER FEE

We permit 18 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year.

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).



PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states may require that we either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW for a listing of the states that charge premium taxes and the percentage of the tax.



INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    PAYMENTS IN CONNECTION WITH DISTRIBUTION
                                 OF THE CONTRACT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and SACS. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative may purchase a contract on a basis in which a bonus amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of selling firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2008 in the Statement of Additional Information which is available upon request.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisers, sub-advisers and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive two kinds of payments described below.


ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers, subadvisers and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. These amounts are generally based on assets under management from certain Trusts' investment advisers or their affiliates and vary by Trust. Some investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from SAAMCo, a wholly-owned subsidiary of SunAmerica Annuity, are not expected to exceed 0.50% annually based on assets under management.


OTHER PAYMENTS. Certain investment advisers, subadvisers and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisers and/or subadvisers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the subadviser's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisers, subadvisers and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. PLEASE SEE DEATH BENEFITS ABOVE.

Annuity income payments must begin on or before your Latest Annuity Date. If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. PLEASE SEE TAXES BELOW.



ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option by sending a written request to our Annuity Service Center. Once you begin receiving annuity income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new annuitant election, you may not select an annuity income option based on the life of the Annuitant.

ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account separate account charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.



ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     - for life income options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.



TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.



DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.



ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an Individual Retirement Account ("IRA"), your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an IRA, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and IRAs, Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or

Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified contracts that are issued by us (or our affiliates) to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.



TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - under an immediate annuity contract;

     - when attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your Beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an Owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions.

Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new premium (including contributions, transfers and exchanges) into new or existing 403(b) contracts.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules might have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


You may wish to discuss the new regulations and/or the general information above with your tax adviser.


Withdrawals from other Qualified contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

REQUIRED MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions for the year in which you reach age 70 1/2. You can delay taking your first distribution until the following year; however, you must take your distribution on or before April 1 of that same following year. It is important to note that if you choose to delay your first distribution, you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31. However, The Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans.

If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.


Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax adviser.




TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or as annuity income payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.


If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.




CONTRACTS OWNED BY A TRUST OR CORPORATION


A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser. Generally, the IRC does not treat a Non-Qualified contract owned by a Non-Natural Owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.




GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis.

The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.



DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the Underlying Funds must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-Qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

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                                OTHER INFORMATION
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THE DISTRIBUTOR

SunAmerica Capital Services, Inc. ("SACS"), Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. SACS, an affiliate of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained by SACS in connection with the distribution of the contracts.



THE COMPANY


SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity") is a stock life insurance company organized under the laws of the state of Arizona on January 1, 1996. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. SunAmerica Annuity conducts life insurance and annuity business in the District of Columbia and all states except New York.



For details regarding name changes and redomestication of the Company, PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION.


OWNERSHIP STRUCTURE OF THE COMPANY


SunAmerica Annuity is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation.



American International Group is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement services and asset management. In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.


Pursuant to the terms of the credit facility, effective, March 4, 2009, the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury

(the "Trust"), became the controlling stockholder of American International Group through the issuance of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The change of control does not in any way alter the Company's obligations to you.



Additional details regarding the transactions with the NY Fed, including subsequent modifications to the credit facility, American International Group's participation under the Troubled Assets Relief Program ("TARP") and American International Group's restructuring plans can be found in American International Group's Form 10-K and subsequent filings on Form 10-K/A as well as in the financial statements of the Company and the Separate Account. For information on how to locate these financial statements, SEE FINANCIAL STATEMENTS, BELOW.



In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, American International Group management assessed whether American International Group has the ability to continue operations as a going concern for the next 12 months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the United States Department of the Treasury, American International Group management's plans to stabilize American International Group's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, American International Group management believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of American International Group management's plans could be materially different, or that one or more of American International Group management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, American International Group may need additional U.S. government support to meet its obligations as they come due, including obligations under the support agreement discussed below and/or to provide capital support to its subsidiaries, such as the Company should such a need arise.


OPERATION OF THE COMPANY


The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial products and the relative value of its brand. The financial condition of American International Group and rating downgrades beginning late in the third quarter of 2008, the uncertainties associated with American International Group's restructuring plan and other American International Group-related news also has an impact on the Company's sales.


The Company is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.



THE SEPARATE ACCOUNT


SunAmerica Annuity originally established the Separate Account, Variable Annuity Account Seven, under Arizona law on August 28, 1998.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.



THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts , including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor"), a subsidiary of American International Group and an affiliate of the Company. Please see the Statement of Additional Information for more information regarding these arrangements.


As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group.


The financial statements of American Home are included in the Registration Statement and are available by requesting a Statement of Additional Information.



FINANCIAL STATEMENTS


There are four sets of financial statements included in the Registration Statement. The financial statements of the Company, the Separate Account and the Guarantor are available by requesting a copy of the Statement of Additional Information. The financial statements of American International Group are incorporated by reference herein. Information about how to obtain these documents is provided below.


THE COMPANY, THE SEPARATE ACCOUNT AND THE GUARANTOR

The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. PLEASE SEE GUARANTEE OF INSURANCE OBLIGATIONS ABOVE.


AMERICAN INTERNATIONAL GROUP SUPPORT AGREEMENT



American International Group's 10-K is incorporated herein by reference and we provide you notice of certain other filings made by American International Group because there is a Support Agreement in place whereby American International Group has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The Support Agreement requires American International Group to make payments solely to the Company and not to the policyholders. A policyholder cannot proceed against American International Group on its own behalf. All actions under the Support Agreement must be brought by the Company, or if the Company fails to assert its rights, in a representative capacity by a policyholder on behalf of the Company.


The consolidated financial statements incorporated in this prospectus by reference to American International Group's Current Report on Form 8-K dated June 29, 2009 and the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K of American International Group for the year ended December 31, 2008, filed on March 2, 2009, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. In addition, American International Group made two filings on Form 10-K/A filed on March 13, 2009 and April 30, 2009.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

We encourage both existing and prospective contract owners to read and understand the financial statements.


The SEC allows the Company to "incorporate by reference" some of the information American International Group files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus.


The financial statements are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.


American International Group is subject to the informational requirements of the Exchange Act of 1934 and as a result files reports and other information with the SEC to meet those requirements. American International Group files this information electronically via EDGAR and it is available to the public through the SEC's website at www.sec.gov.


You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-7862



ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.



LEGAL PROCEEDINGS

Along with other companies, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.




REGISTRATION STATEMENTS


Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

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                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. The table of contents of the SAI are listed below.


Separate Account and the Company
General Account
Support Agreement Between the Company and American International Group
Performance Data
Annuity Income Payments
Death Benefit Options for Polaris II Asset Manager Contracts Issued Before
  October 24, 2001
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                           INCEPTION TO       ENDED            ENDED            ENDED            ENDED            ENDED
                              4/30/00        4/30/01          4/30/02          4/30/03          4/30/04          4/30/05
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    14.14  (a)  $   10.166  (a)  $    7.753  (a)  $    6.307  (a)  $    7.730
                                         (b)  $    11.78  (b)  $   10.162  (b)  $    7.740  (b)  $    6.281  (b)  $     7.67
  Ending AUV.............       14.14    (a)  $    10.17  (a)  $    7.753  (a)  $    6.307  (a)  $    7.730  (a)  $    8.508
                                         (b)  $    10.16  (b)  $    7.740  (b)  $    6.281  (b)  $    7.678  (b)  $    8.430
  Ending Number of AUs...      49,324    (a)     207,783  (a)     207,493  (a)     142,222  (a)     180,321  (a)     200,065
                                         (b)         365  (b)       1,492  (b)       6,373  (b)      12,138  (b)      11,309
----------------------------------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    11.75  (a)  $    8.502  (a)  $    6.812  (a)  $    5.728  (a)  $    6.430
                                         (b)  $     9.76  (b)  $    8.498  (b)  $    6.791  (b)  $    5.697  (b)  $    6.379
  Ending AUV.............       11.75    (a)  $     8.50  (a)  $    6.812  (a)  $    5.728  (a)  $    6.430  (a)  $    6.523
                                         (b)  $     8.50  (b)  $    6.791  (b)  $    5.697  (b)  $    6.379  (b)  $    6.455
  Ending Number of AUs...     423,804    (a)   2,004,620  (a)   2,695,963  (a)   2,297,444  (a)   1,944,993  (a)   1,483,547
                                         (b)      10,150  (b)     111,553  (b)     133,969  (b)     138,351  (b)     117,667
----------------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 11/12/99)
  Beginning AUV..........       10.00    (a)  $    10.34  (a)  $    9.975  (a)  $    9.613  (a)  $    9.320  (a)  $   11.082
                                         (b)  $    10.35  (b)  $    9.975  (b)  $    9.590  (b)  $    9.274  (b)  $   10.999
  Ending AUV.............       10.34    (a)  $     9.97  (a)  $    9.613  (a)  $    9.320  (a)  $   11.082  (a)  $   11.779
                                         (b)  $     9.97  (b)  $    9.590  (b)  $    9.274  (b)  $   10.999  (b)  $   11.661
  Ending Number of AUs...      14,781    (a)     112,976  (a)     245,567  (a)     246,399  (a)     324,870  (a)     391,287
                                         (b)          --  (b)      23,126  (b)      24,587  (b)      12,280  (b)      13,285
----------------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(formerly SunAmerica Balanced)
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    11.01  (a)  $    9.336  (a)  $    8.175  (a)  $    7.437  (a)  $    8.207
                                         (b)  $    10.08  (b)  $    9.333  (b)  $    8.152  (b)  $    7.398  (b)  $    8.143
  Ending AUV.............       11.01    (a)  $     9.34  (a)  $    8.175  (a)  $    7.437  (a)  $    8.207  (a)  $    8.489
                                         (b)  $     9.33  (b)  $    8.152  (b)  $    7.398  (b)  $    8.143  (b)  $    8.401
  Ending Number of AUs...      93,619    (a)     431,856  (a)     632,064  (a)     550,347  (a)     530,846  (a)     538,668
                                         (b)         265  (b)      19,591  (b)      24,362  (b)      27,544  (b)      30,592
----------------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 9/5/00)
  Beginning AUV..........         N/A    (a)  $    10.00  (a)  $    7.109  (a)  $    5.642  (a)  $    4.604  (a)  $    5.371
                                         (b)  $     8.03  (b)  $    7.105  (b)  $    5.625  (b)  $    4.578  (b)  $    5.327
  Ending AUV.............         N/A    (a)  $     7.11  (a)  $    5.642  (a)  $    4.604  (a)  $    5.371  (a)  $    5.292
                                         (b)  $     7.10  (b)  $    5.625  (b)  $    4.578  (b)  $    5.327  (b)  $    5.236
  Ending Number of AUs...         N/A    (a)      30,980  (a)     109,746  (a)     155,299  (a)     177,965  (a)     241,276
                                         (b)         335  (b)      10,661  (b)       9,776  (b)      23,464  (b)      27,066
----------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    14.03  (a)  $   11.590  (a)  $    9.861  (a)  $    8.681  (a)  $   10.676
                                         (b)  $    12.97  (b)  $   11.585  (b)  $    9.822  (b)  $    8.625  (b)  $   10.581
  Ending AUV.............       14.03    (a)  $    11.59  (a)  $    9.861  (a)  $    8.681  (a)  $   10.676  (a)  $   10.759
                                         (b)  $    11.59  (b)  $    9.822  (b)  $    8.625  (b)  $   10.581  (b)  $   10.637
  Ending Number of AUs...     226,697    (a)   1,301,826  (a)   2,010,220  (a)   2,242,839  (a)   3,348,839  (a)   5,011,960
                                         (b)      11,589  (b)     112,490  (b)     193,637  (b)     339,695  (b)     470,268
----------------------------------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 1 Shares
(formerly Goldman Sachs Research)
(Inception Date - 8/1/00)
  Beginning AUV..........         N/A    (a)  $    10.00  (a)  $    8.715  (a)  $    6.088  (a)  $    5.244  (a)  $    6.436
                                         (b)  $     9.76  (b)  $    8.716  (b)  $    6.072  (b)  $    5.216  (b)  $    6.386
  Ending AUV.............         N/A    (a)  $     8.72  (a)  $    6.088  (a)  $    5.244  (a)  $    6.436  (a)  $    6.560
                                         (b)  $     8.72  (b)  $    6.072  (b)  $    5.216  (b)  $    6.386  (b)  $    6.493
  Ending Number of AUs...         N/A    (a)      31,175  (a)      80,348  (a)      76,812  (a)     117,350  (a)     166,184
                                         (b)         326  (b)       7,463  (b)      10,045  (b)      10,208  (b)      12,093
----------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..........       10.00    (a)  $    10.20  (a)  $   10.707  (a)  $   10.891  (a)  $   10.923  (a)  $   10.891
                                         (b)  $    10.60  (b)  $   10.710  (b)  $   10.886  (b)  $   10.891  (b)  $   10.832
  Ending AUV.............       10.20    (a)  $    10.71  (a)  $   10.891  (a)  $   10.923  (a)  $   10.891  (a)  $   10.945
                                         (b)  $    10.71  (b)  $   10.886  (b)  $   10.891  (b)  $   10.832  (b)  $   10.857
  Ending Number of AUs...       3,737    (a)      58,423  (a)     171,876  (a)     321,915  (a)     375,789  (a)     510,350
                                         (b)         495  (b)       5,858  (b)      43,742  (b)      44,481  (b)      31,888
----------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                                         FISCAL YEAR       FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                            ENDED             ENDED             ENDED             ENDED
                                                           4/30/06           4/30/07           4/30/08           4/30/09
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


AGGRESSIVE GROWTH - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $    8.508   (a)  $   10.498   (a)  $   11.869   (a)  $    9.638
                                                       (b)  $    8.430   (b)  $   10.376   (b)  $   11.702   (b)  $    9.478
  Ending AUV.........................................  (a)  $   10.498   (a)  $   11.869   (a)  $    9.638   (a)  $    5.247
                                                       (b)  $   10.376   (b)  $   11.702   (b)  $    9.478   (b)  $    5.147
  Ending Number of AUs...............................  (a)     229,246   (a)     219,154   (a)     194,796   (a)     158,071
                                                       (b)      14,586   (b)      29,729   (b)      25,884   (b)      24,463
----------------------------------------------------------------------------------------------------------------------------

ALLIANCE GROWTH - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $    6.523   (a)  $    8.324   (a)  $    8.527   (a)  $    8.511
                                                       (b)  $    6.455   (b)  $    8.216   (b)  $    8.395   (b)  $    8.359
  Ending AUV.........................................  (a)  $    8.324   (a)  $    8.527   (a)  $    8.511   (a)  $    5.846
                                                       (b)  $    8.216   (b)  $    8.395   (b)  $    8.359   (b)  $    5.727
  Ending Number of AUs...............................  (a)   1,202,972   (a)   1,024,731   (a)     854,308   (a)     652,110
                                                       (b)     107,665   (b)      80,533   (b)      68,051   (b)      52,827
----------------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION - AST Class 1 Shares
(Inception Date - 11/12/99)
  Beginning AUV......................................  (a)  $   11.779   (a)  $   13.001   (a)  $   14.435   (a)  $   14.447
                                                       (b)  $   11.661   (b)  $   12.839   (b)  $   14.221   (b)  $   14.197
  Ending AUV.........................................  (a)  $   13.001   (a)  $   14.435   (a)  $   14.447   (a)  $   11.306
                                                       (b)  $   12.839   (b)  $   14.221   (b)  $   14.197   (b)  $   11.083
  Ending Number of AUs...............................  (a)     456,585   (a)     486,982   (a)     481,226   (a)     472,482
                                                       (b)      13,025   (b)      11,140   (b)      23,967   (b)      10,616
----------------------------------------------------------------------------------------------------------------------------

BALANCED - SAST Class 1 Shares
(formerly SunAmerica Balanced)
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $    8.489   (a)  $    9.096   (a)  $   10.180   (a)  $    9.784
                                                       (b)  $    8.401   (b)  $    8.980   (b)  $   10.025   (b)  $    9.612
  Ending AUV.........................................  (a)  $    9.096   (a)  $   10.180   (a)  $    9.784   (a)  $    7.537
                                                       (b)  $    8.980   (b)  $   10.025   (b)  $    9.612   (b)  $    7.385
  Ending Number of AUs...............................  (a)     515,685   (a)     483,642   (a)     435,401   (a)     413,958
                                                       (b)      28,856   (b)      22,712   (b)      17,549   (b)      10,146
----------------------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH - SAST Class 1 Shares
(Inception Date - 9/5/00)
  Beginning AUV......................................  (a)  $    5.292   (a)  $    5.884   (a)  $    6.488   (a)  $    6.476
                                                       (b)  $    5.236   (b)  $    5.808   (b)  $    6.387   (b)  $    6.359
  Ending AUV.........................................  (a)  $    5.884   (a)  $    6.488   (a)  $    6.476   (a)  $    4.444
                                                       (b)  $    5.808   (b)  $    6.387   (b)  $    6.359   (b)  $    4.353
  Ending Number of AUs...............................  (a)     260,028   (a)     270,415   (a)     232,124   (a)     199,082
                                                       (b)      28,597   (b)      19,462   (b)      16,625   (b)      12,454
----------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION - AST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $   10.759   (a)  $   13.607   (a)  $   14.924   (a)  $   16.248
                                                       (b)  $   10.637   (b)  $   13.419   (b)  $   14.681   (b)  $   15.943
  Ending AUV.........................................  (a)  $   13.607   (a)  $   14.924   (a)  $   16.248   (a)  $   10.626
                                                       (b)  $   13.419   (b)  $   14.681   (b)  $   15.943   (b)  $   10.400
  Ending Number of AUs...............................  (a)   6,697,364   (a)   7,129,711   (a)   6,384,153   (a)   5,358,232
                                                       (b)     526,791   (b)     526,320   (b)     494,392   (b)     423,691
----------------------------------------------------------------------------------------------------------------------------

CAPITAL GROWTH - SAST Class 1 Shares
(formerly Goldman Sachs Research)
(Inception Date - 8/1/00)
  Beginning AUV......................................  (a)  $    6.560   (a)  $    7.678   (a)  $    8.798   (a)  $    8.964
                                                       (b)  $    6.493   (b)  $    7.580   (b)  $    8.664   (b)  $    8.806
  Ending AUV.........................................  (a)  $    7.678   (a)  $    8.798   (a)  $    8.964   (a)  $    5.567
                                                       (b)  $    7.580   (b)  $    8.664   (b)  $    8.806   (b)  $    5.454
  Ending Number of AUs...............................  (a)     235,585   (a)     235,114   (a)     205,959   (a)     201,408
                                                       (b)      13,250   (b)      12,209   (b)      11,087   (b)      10,495
----------------------------------------------------------------------------------------------------------------------------

CASH MANAGEMENT - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV......................................  (a)  $   10.945   (a)  $   11.225   (a)  $   11.679   (a)  $   11.983
                                                       (b)  $   10.857   (b)  $   11.107   (b)  $   11.527   (b)  $   11.797
  Ending AUV.........................................  (a)  $   11.225   (a)  $   11.679   (a)  $   11.983   (a)  $   11.954
                                                       (b)  $   11.107   (b)  $   11.527   (b)  $   11.797   (b)  $   11.740
  Ending Number of AUs...............................  (a)     804,706   (a)   1,151,031   (a)   1,842,296   (a)   2,984,921
                                                       (b)      27,078   (b)      29,290   (b)      42,730   (b)     118,712
----------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                           FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                           INCEPTION TO       ENDED            ENDED            ENDED            ENDED            ENDED
                              4/30/00        4/30/01          4/30/02          4/30/03          4/30/04          4/30/05
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 12/27/99)
  Beginning AUV..........       10.00    (a)  $    10.01  (a)  $   10.740  (a)  $   11.343  (a)  $   12.402  (a)  $   13.215
                                         (b)  $    10.64  (b)  $   10.734  (b)  $   11.305  (b)  $   12.330  (b)  $   13.105
  Ending AUV.............       10.01    (a)  $    10.74  (a)  $   11.343  (a)  $   12.402  (a)  $   13.215  (a)  $   13.780
                                         (b)  $    10.73  (b)  $   11.305  (b)  $   12.330  (b)  $   13.105  (b)  $   13.631
  Ending Number of AUs...       3,500    (a)      87,233  (a)     208,179  (a)     428,783  (a)   1,216,579  (a)   2,764,553
                                         (b)          90  (b)      40,808  (b)      62,702  (b)     142,952  (b)     234,296
----------------------------------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    11.61  (a)  $   10.816  (a)  $    9.889  (a)  $    8.635  (a)  $   11.288
                                         (b)  $    11.59  (b)  $   10.807  (b)  $    9.857  (b)  $    8.585  (b)  $   11.195
  Ending AUV.............       11.61    (a)  $    10.82  (a)  $    9.889  (a)  $    8.635  (a)  $   11.288  (a)  $   12.307
                                         (b)  $    10.81  (b)  $    9.857  (b)  $    8.585  (b)  $   11.195  (b)  $   12.175
  Ending Number of AUs...     353,493    (a)   1,957,911  (a)   3,277,861  (a)   3,552,389  (a)   4,219,824  (a)   5,266,766
                                         (b)      16,912  (b)     167,991  (b)     274,799  (b)     431,379  (b)     543,292
----------------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 1/3/00)
  Beginning AUV..........       10.00    (a)  $     9.51  (a)  $   10.714  (a)  $   11.602  (a)  $   10.025  (a)  $   12.541
                                         (b)  $    10.18  (b)  $   10.714  (b)  $   11.592  (b)  $    9.991  (b)  $   12.467
  Ending AUV.............        9.51    (a)  $    10.71  (a)  $   11.602  (a)  $   10.025  (a)  $   12.541  (a)  $   12.817
                                         (b)  $    10.71  (b)  $   11.592  (b)  $    9.991  (b)  $   12.467  (b)  $   12.709
  Ending Number of AUs...       3,381    (a)      30,007  (a)      69,011  (a)      74,185  (a)      60,730  (a)      71,462
                                         (b)          --  (b)       1,004  (b)      11,035  (b)       8,220  (b)       5,785
----------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV..........       10.00    (a)  $    11.53  (a)  $    8.062  (a)  $    8.844  (a)  $    7.355  (a)  $   11.021
                                         (b)  $     9.07  (b)  $    8.072  (b)  $    8.832  (b)  $    7.327  (b)  $   10.952
  Ending AUV.............       11.53    (a)  $     8.06  (a)  $    8.844  (a)  $    7.355  (a)  $   11.021  (a)  $   13.611
                                         (b)  $     8.07  (b)  $    8.832  (b)  $    7.327  (b)  $   10.952  (b)  $   13.492
  Ending Number of AUs...      16,356    (a)     152,174  (a)     132,773  (a)     102,396  (a)      81,009  (a)      83,882
                                         (b)       2,733  (b)       6,718  (b)      10,925  (b)       6,243  (b)       8,275
----------------------------------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(formerly Federated American Leaders)
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    10.03  (a)  $   10.676  (a)  $    9.858  (a)  $    8.200  (a)  $   10.153
                                         (b)  $    10.78  (b)  $   10.674  (b)  $    9.829  (b)  $    8.156  (b)  $   10.073
  Ending AUV.............       10.03    (a)  $    10.68  (a)  $    9.858  (a)  $    8.200  (a)  $   10.153  (a)  $   10.805
                                         (b)  $    10.67  (b)  $    9.829  (b)  $    8.156  (b)  $   10.073  (b)  $   10.694
  Ending Number of AUs...      49,962    (a)     227,673  (a)     469,139  (a)     560,019  (a)     833,201  (a)   1,123,719
                                         (b)         206  (b)      21,853  (b)      24,706  (b)      44,202  (b)      69,259
----------------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(formerly Putnam Growth: Voyager)
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    11.33  (a)  $    8.383  (a)  $    6.571  (a)  $    5.480  (a)  $    6.333
                                         (b)  $     9.55  (b)  $    8.380  (b)  $    6.553  (b)  $    5.451  (b)  $    6.284
  Ending AUV.............       11.33    (a)  $     8.38  (a)  $    6.571  (a)  $    5.480  (a)  $    6.333  (a)  $    6.216
                                         (b)  $     8.38  (b)  $    6.553  (b)  $    5.451  (b)  $    6.284  (b)  $    6.153
  Ending Number of AUs...     177,965    (a)     820,691  (a)     953,847  (a)     817,468  (a)   1,063,200  (a)   1,613,813
                                         (b)       3,244  (b)      25,257  (b)      22,523  (b)      93,442  (b)     143,580
----------------------------------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..........       10.00    (a)  $    10.20  (a)  $   11.015  (a)  $   11.307  (a)  $   12.105  (a)  $   12.246
                                         (b)  $    10.92  (b)  $   11.012  (b)  $   11.275  (b)  $   12.040  (b)  $   12.149
  Ending AUV.............       10.20    (a)  $    11.01  (a)  $   11.307  (a)  $   12.105  (a)  $   12.246  (a)  $   12.807
                                         (b)  $    11.01  (b)  $   11.275  (b)  $   12.040  (b)  $   12.149  (b)  $   12.675
  Ending Number of AUs...       1,149    (a)      17,170  (a)      45,752  (a)      74,019  (a)     141,130  (a)     271,920
                                         (b)          44  (b)       4,201  (b)       6,954  (b)      11,858  (b)      23,374
----------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 11/8/99)
  Beginning AUV..........       10.00    (a)  $    11.70  (a)  $    8.651  (a)  $    7.071  (a)  $    5.740  (a)  $    6.936
                                         (b)  $     9.90  (b)  $    8.647  (b)  $    7.051  (b)  $    5.710  (b)  $    6.882
  Ending AUV.............       11.70    (a)  $     8.65  (a)  $    7.071  (a)  $    5.740  (a)  $    6.936  (a)  $    7.351
                                         (b)  $     8.65  (b)  $    7.051  (b)  $    5.710  (b)  $    6.882  (b)  $    7.275
  Ending Number of AUs...      81,597    (a)     506,012  (a)     628,393  (a)     477,240  (a)     388,668  (a)     293,259
                                         (b)       2,756  (b)       9,687  (b)       9,781  (b)       7,971  (b)       7,970
----------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                                         FISCAL YEAR       FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                            ENDED             ENDED             ENDED             ENDED
                                                           4/30/06           4/30/07           4/30/08           4/30/09
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


CORPORATE BOND - SAST Class 1 Shares
(Inception Date - 12/27/99)
  Beginning AUV......................................  (a)  $   13.780   (a)  $   14.029   (a)  $   15.115   (a)  $   15.651
                                                       (b)  $   13.631   (b)  $   13.843   (b)  $   14.877   (b)  $   15.366
  Ending AUV.........................................  (a)  $   14.029   (a)  $   15.115   (a)  $   15.651   (a)  $   15.160
                                                       (b)  $   13.843   (b)  $   14.877   (b)  $   15.366   (b)  $   14.847
  Ending Number of AUs...............................  (a)   4,562,372   (a)   5,124,405   (a)   5,319,463   (a)   4,476,930
                                                       (b)     337,270   (b)     338,576   (b)     324,625   (b)     301,435
----------------------------------------------------------------------------------------------------------------------------

DAVIS VENTURE VALUE - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $   12.307   (a)  $   14.337   (a)  $   16.394   (a)  $   15.814
                                                       (b)  $   12.175   (b)  $   14.148   (b)  $   16.138   (b)  $   15.528
  Ending AUV.........................................  (a)  $   14.337   (a)  $   16.394   (a)  $   15.814   (a)  $   10.090
                                                       (b)  $   14.148   (b)  $   16.138   (b)  $   15.528   (b)  $    9.883
  Ending Number of AUs...............................  (a)   6,702,969   (a)   6,832,256   (a)   6,089,708   (a)   5,007,070
                                                       (b)     611,298   (b)     596,588   (b)     520,007   (b)     434,075
----------------------------------------------------------------------------------------------------------------------------

"DOGS" OF WALL STREET - SAST Class 1 Shares
(Inception Date - 1/3/00)
  Beginning AUV......................................  (a)  $   12.817   (a)  $   13.611   (a)  $   15.911   (a)  $   14.886
                                                       (b)  $   12.709   (b)  $   13.462   (b)  $   15.698   (b)  $   14.651
  Ending AUV.........................................  (a)  $   13.611   (a)  $   15.911   (a)  $   14.886   (a)  $   10.204
                                                       (b)  $   13.462   (b)  $   15.698   (b)  $   14.651   (b)  $   10.018
  Ending Number of AUs...............................  (a)      65,695   (a)      63,762   (a)      49,387   (a)      48,761
                                                       (b)       6,606   (b)       7,875   (b)       7,345   (b)       8,358
----------------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS - SAST Class 1 Shares
(Inception Date - 11/10/99)
  Beginning AUV......................................  (a)  $   13.611   (a)  $   22.326   (a)  $   26.060   (a)  $   31.527
                                                       (b)  $   13.492   (b)  $   22.076   (b)  $   25.703   (b)  $   31.018
  Ending AUV.........................................  (a)  $   22.326   (a)  $   26.060   (a)  $   31.527   (a)  $   16.855
                                                       (b)  $   22.076   (b)  $   25.703   (b)  $   31.018   (b)  $   16.542
  Ending Number of AUs...............................  (a)     196,270   (a)     218,900   (a)     225,490   (a)     149,412
                                                       (b)      22,819   (b)      20,359   (b)      22,109   (b)      17,949
----------------------------------------------------------------------------------------------------------------------------

EQUITY OPPORTUNITIES - SAST Class 1 Shares
(formerly Federated American Leaders)
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $   10.805   (a)  $   12.091   (a)  $   13.548   (a)  $   12.514
                                                       (b)  $   10.694   (b)  $   11.936   (b)  $   13.342   (b)  $   12.293
  Ending AUV.........................................  (a)  $   12.091   (a)  $   13.548   (a)  $   12.514   (a)  $    8.514
                                                       (b)  $   11.936   (b)  $   13.342   (b)  $   12.293   (b)  $    8.343
  Ending Number of AUs...............................  (a)   1,357,985   (a)   1,293,204   (a)   1,154,811   (a)     945,466
                                                       (b)      87,605   (b)      81,921   (b)      75,415   (b)      63,546
----------------------------------------------------------------------------------------------------------------------------

FUNDAMENTAL GROWTH - SAST Class 1 Shares
(formerly Putnam Growth: Voyager)
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $    6.216   (a)  $    7.239   (a)  $    7.582   (a)  $    8.114
                                                       (b)  $    6.153   (b)  $    7.147   (b)  $    7.467   (b)  $    7.971
  Ending AUV.........................................  (a)  $    7.239   (a)  $    7.582   (a)  $    8.114   (a)  $    4.830
                                                       (b)  $    7.147   (b)  $    7.467   (b)  $    7.971   (b)  $    4.732
  Ending Number of AUs...............................  (a)   1,580,172   (a)   1,420,199   (a)   1,254,384   (a)   1,014,942
                                                       (b)     156,143   (b)     125,407   (b)     103,150   (b)      88,358
----------------------------------------------------------------------------------------------------------------------------

GLOBAL BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV......................................  (a)  $   12.807   (a)  $   13.176   (a)  $   13.601   (a)  $   15.509
                                                       (b)  $   12.675   (b)  $   13.007   (b)  $   13.393   (b)  $   15.234
  Ending AUV.........................................  (a)  $   13.176   (a)  $   13.601   (a)  $   15.509   (a)  $   14.851
                                                       (b)  $   13.007   (b)  $   13.393   (b)  $   15.234   (b)  $   14.551
  Ending Number of AUs...............................  (a)     456,308   (a)     555,693   (a)     987,994   (a)     810,972
                                                       (b)      23,310   (b)      50,762   (b)      72,301   (b)      77,287
----------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES - SAST Class 1 Shares
(Inception Date - 11/8/99)
  Beginning AUV......................................  (a)  $    7.351   (a)  $    9.906   (a)  $   11.588   (a)  $   11.209
                                                       (b)  $    7.275   (b)  $    9.780   (b)  $   11.411   (b)  $   11.011
  Ending AUV.........................................  (a)  $    9.906   (a)  $   11.588   (a)  $   11.209   (a)  $    6.560
                                                       (b)  $    9.780   (b)  $   11.411   (b)  $   11.011   (b)  $    6.428
  Ending Number of AUs...............................  (a)     338,904   (a)     365,204   (a)     343,415   (a)     265,221
                                                       (b)      13,209   (b)      20,476   (b)      17,316   (b)      12,226
----------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                           FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                           INCEPTION TO       ENDED            ENDED            ENDED            ENDED            ENDED
                              4/30/00        4/30/01          4/30/02          4/30/03          4/30/04          4/30/05
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV..........       10.00    (a)  $    10.13  (a)  $   11.181  (a)  $   11.876  (a)  $   12.783  (a)  $   12.811
                                         (b)  $    11.09  (b)  $   11.175  (b)  $   11.840  (b)  $   12.713  (b)  $   12.709
  Ending AUV.............       10.13    (a)  $    11.18  (a)  $   11.876  (a)  $   12.783  (a)  $   12.811  (a)  $   13.283
                                         (b)  $    11.18  (b)  $   11.840  (b)  $   12.713  (b)  $   12.709  (b)  $   13.145
  Ending Number of AUs...      10,743    (a)     142,268  (a)     429,130  (a)   1,104,627  (a)   1,717,250  (a)   2,798,749
                                         (b)       2,041  (b)      22,384  (b)      71,303  (b)     138,314  (b)     210,678
----------------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 8/22/00)
  Beginning AUV..........         N/A    (a)  $    10.00  (a)  $    6.857  (a)  $    5.010  (a)  $    3.637  (a)  $    4.409
                                         (b)  $     8.60  (b)  $    6.857  (b)  $    5.241  (b)  $    3.833  (b)  $    4.634
  Ending AUV.............         N/A    (a)  $     6.86  (a)  $    5.010  (a)  $    3.637  (a)  $    4.409  (a)  $    4.383
                                         (b)  $     6.86  (b)  $    5.241  (b)  $    3.833  (b)  $    4.634  (b)  $    4.595
  Ending Number of AUs...         N/A    (a)      54,857  (a)      75,693  (a)      48,013  (a)      54,926  (a)      63,432
                                         (b)          --  (b)           5  (b)         317  (b)       3,556  (b)       2,026
----------------------------------------------------------------------------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    11.95  (a)  $   10.256  (a)  $    9.065  (a)  $    7.685  (a)  $    9.573
                                         (b)  $    11.29  (b)  $   10.251  (b)  $    9.037  (b)  $    7.643  (b)  $    9.495
  Ending AUV.............       11.95    (a)  $    10.26  (a)  $    9.065  (a)  $    7.685  (a)  $    9.573  (a)  $   10.133
                                         (b)  $    10.25  (b)  $    9.037  (b)  $    7.643  (b)  $    9.495  (b)  $   10.026
  Ending Number of AUs...      93,965    (a)     563,506  (a)   1,102,754  (a)   1,319,642  (a)   2,235,693  (a)   3,599,424
                                         (b)       6,206  (b)      55,407  (b)      97,032  (b)     198,143  (b)     280,792
----------------------------------------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    11.39  (a)  $    9.513  (a)  $    8.093  (a)  $    6.979  (a)  $    8.348
                                         (b)  $    10.42  (b)  $    9.507  (b)  $    8.069  (b)  $    6.941  (b)  $    8.282
  Ending AUV.............       11.39    (a)  $     9.51  (a)  $    8.093  (a)  $    6.979  (a)  $    8.348  (a)  $    8.513
                                         (b)  $     9.51  (b)  $    8.069  (b)  $    6.941  (b)  $    8.282  (b)  $    8.424
  Ending Number of AUs...     335,543    (a)   1,673,087  (a)   2,296,734  (a)   1,743,668  (a)   1,520,053  (a)   1,251,543
                                         (b)       8,279  (b)     107,132  (b)     109,068  (b)      97,758  (b)      91,889
----------------------------------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV..........       10.00    (a)  $    10.06  (a)  $    9.299  (a)  $    8.744  (a)  $    9.005  (a)  $   10.682
                                         (b)  $     9.71  (b)  $    9.299  (b)  $    8.728  (b)  $    8.965  (b)  $   10.608
  Ending AUV.............       10.06    (a)  $     9.30  (a)  $    8.744  (a)  $    9.005  (a)  $   10.682  (a)  $   12.020
                                         (b)  $     9.30  (b)  $    8.728  (b)  $    8.965  (b)  $   10.608  (b)  $   11.908
  Ending Number of AUs...      13,058    (a)      91,018  (a)     182,420  (a)     267,960  (a)     587,922  (a)     781,111
                                         (b)          --  (b)       5,112  (b)      18,202  (b)      46,284  (b)      53,321
----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 11/23/99)
  Beginning AUV..........       10.00    (a)  $     9.87  (a)  $    7.958  (a)  $    6.634  (a)  $    4.641  (a)  $    6.156
                                         (b)  $     8.63  (b)  $    7.953  (b)  $    6.614  (b)  $    4.616  (b)  $    6.111
  Ending AUV.............        9.87    (a)  $     7.96  (a)  $    6.634  (a)  $    4.641  (a)  $    6.156  (a)  $    6.854
                                         (b)  $     7.95  (b)  $    6.614  (b)  $    4.616  (b)  $    6.111  (b)  $    6.788
  Ending Number of AUs...      30,627    (a)     139,489  (a)     216,629  (a)     204,331  (a)     259,738  (a)     292,725
                                         (b)         656  (b)       1,943  (b)       1,550  (b)      11,443  (b)      15,209
----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........       10.00    (a)  $    10.82  (a)  $    9.717  (a)  $    8.498  (a)  $    6.648  (a)  $    9.079
                                         (b)  $    10.46  (b)  $    9.715  (b)  $    8.476  (b)  $    6.614  (b)  $    9.011
  Ending AUV.............       10.82    (a)  $     9.72  (a)  $    8.498  (a)  $    6.648  (a)  $    9.079  (a)  $   10.236
                                         (b)  $     9.72  (b)  $    8.476  (b)  $    6.614  (b)  $    9.011  (b)  $   10.133
  Ending Number of AUs...     132,522    (a)     663,722  (a)     907,962  (a)     837,785  (a)     748,220  (a)     872,379
                                         (b)       1,472  (b)      20,303  (b)      32,278  (b)      35,769  (b)      36,801
----------------------------------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV..........       10.00    (a)  $    10.49  (a)  $    9.736  (a)  $    8.225  (a)  $    7.039  (a)  $    8.136
                                         (b)  $    10.34  (b)  $    9.735  (b)  $    8.203  (b)  $    7.003  (b)  $    8.074
  Ending AUV.............       10.49    (a)  $     9.74  (a)  $    8.225  (a)  $    7.039  (a)  $    8.136  (a)  $    8.858
                                         (b)  $     9.74  (b)  $    8.203  (b)  $    7.003  (b)  $    8.074  (b)  $    8.768
  Ending Number of AUs...     114,191    (a)     581,736  (a)     972,320  (a)     902,075  (a)     805,399  (a)     671,759
                                         (b)       5,570  (b)      66,103  (b)      90,251  (b)      91,094  (b)      62,443
----------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                                         FISCAL YEAR       FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                            ENDED             ENDED             ENDED             ENDED
                                                           4/30/06           4/30/07           4/30/08           4/30/09
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


GOVERNMENT AND QUALITY BOND - AST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV......................................  (a)  $   13.283   (a)  $   13.204   (a)  $   13.949   (a)  $   14.672
                                                       (b)  $   13.145   (b)  $   13.034   (b)  $   13.735   (b)  $   14.411
  Ending AUV.........................................  (a)  $   13.204   (a)  $   13.949   (a)  $   14.672   (a)  $   15.070
                                                       (b)  $   13.034   (b)  $   13.735   (b)  $   14.411   (b)  $   14.764
  Ending Number of AUs...............................  (a)   4,110,902   (a)   4,489,941   (a)   4,715,497   (a)   4,367,656
                                                       (b)     266,251   (b)     282,689   (b)     266,063   (b)     256,603
----------------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES - SAST Class 1 Shares
(Inception Date - 8/22/00)
  Beginning AUV......................................  (a)  $    4.383   (a)  $    6.010   (a)  $    5.969   (a)  $    6.128
                                                       (b)  $    4.595   (b)  $    6.284   (b)  $    6.226   (b)  $    6.377
  Ending AUV.........................................  (a)  $    6.010   (a)  $    5.969   (a)  $    6.128   (a)  $    4.210
                                                       (b)  $    6.284   (b)  $    6.226   (b)  $    6.377   (b)  $    4.369
  Ending Number of AUs...............................  (a)     169,812   (a)     172,051   (a)     169,705   (a)     178,273
                                                       (b)      13,386   (b)       9,454   (b)       5,921   (b)       9,784
----------------------------------------------------------------------------------------------------------------------------

GROWTH - AST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $   10.133   (a)  $   11.967   (a)  $   13.453   (a)  $   13.212
                                                       (b)  $   10.026   (b)  $   11.812   (b)  $   13.245   (b)  $   12.975
  Ending AUV.........................................  (a)  $   11.967   (a)  $   13.453   (a)  $   13.212   (a)  $    8.461
                                                       (b)  $   11.812   (b)  $   13.245   (b)  $   12.975   (b)  $    8.288
  Ending Number of AUs...............................  (a)   4,943,646   (a)   5,064,807   (a)   4,363,301   (a)   3,497,336
                                                       (b)     343,259   (b)     318,256   (b)     266,315   (b)     217,160
----------------------------------------------------------------------------------------------------------------------------

GROWTH-INCOME - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $    8.513   (a)  $    9.986   (a)  $   10.916   (a)  $   10.387
                                                       (b)  $    8.424   (b)  $    9.857   (b)  $   10.749   (b)  $   10.202
  Ending AUV.........................................  (a)  $    9.986   (a)  $   10.916   (a)  $   10.387   (a)  $    6.508
                                                       (b)  $    9.857   (b)  $   10.749   (b)  $   10.202   (b)  $    6.376
  Ending Number of AUs...............................  (a)   1,162,523   (a)   1,123,337   (a)   1,071,583   (a)     890,341
                                                       (b)      86,364   (b)      76,329   (b)      68,435   (b)      52,933
----------------------------------------------------------------------------------------------------------------------------

HIGH-YIELD BOND - SAST Class 1 Shares
(Inception Date - 11/29/99)
  Beginning AUV......................................  (a)  $   12.020   (a)  $   13.890   (a)  $   15.466   (a)  $   14.932
                                                       (b)  $   11.908   (b)  $   13.726   (b)  $   15.244   (b)  $   14.682
  Ending AUV.........................................  (a)  $   13.890   (a)  $   15.466   (a)  $   14.932   (a)  $   11.134
                                                       (b)  $   13.726   (b)  $   15.244   (b)  $   14.682   (b)  $   10.920
  Ending Number of AUs...............................  (a)     870,580   (a)   1,003,975   (a)     915,032   (a)     866,989
                                                       (b)      86,097   (b)      71,905   (b)      61,226   (b)      78,241
----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DIVERSIFIED EQUITIES - SAST Class 1 Shares
(Inception Date - 11/23/99)
  Beginning AUV......................................  (a)  $    6.854   (a)  $    9.171   (a)  $   10.589   (a)  $   10.894
                                                       (b)  $    6.788   (b)  $    9.060   (b)  $   10.434   (b)  $   10.709
  Ending AUV.........................................  (a)  $    9.171   (a)  $   10.589   (a)  $   10.894   (a)  $    6.298
                                                       (b)  $    9.060   (b)  $   10.434   (b)  $   10.709   (b)  $    6.176
  Ending Number of AUs...............................  (a)     407,610   (a)     502,103   (a)     542,417   (a)     441,337
                                                       (b)      24,395   (b)      33,187   (b)      36,558   (b)      37,625
----------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $   10.236   (a)  $   13.867   (a)  $   16.291   (a)  $   15.490
                                                       (b)  $   10.133   (b)  $   13.694   (b)  $   16.048   (b)  $   15.220
  Ending AUV.........................................  (a)  $   13.867   (a)  $   16.291   (a)  $   15.490   (a)  $    8.026
                                                       (b)  $   13.694   (b)  $   16.048   (b)  $   15.220   (b)  $    7.866
  Ending Number of AUs...............................  (a)   1,073,873   (a)   1,344,863   (a)   1,349,850   (a)     869,397
                                                       (b)      47,834   (b)      88,680   (b)     112,607   (b)      68,061
----------------------------------------------------------------------------------------------------------------------------

MFS MASSACHUSETTS INVESTORS TRUST - SAST Class 1 Shares
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $    8.858   (a)  $   10.312   (a)  $   11.608   (a)  $   11.697
                                                       (b)  $    8.768   (b)  $   10.182   (b)  $   11.434   (b)  $   11.493
  Ending AUV.........................................  (a)  $   10.312   (a)  $   11.608   (a)  $   11.697   (a)  $    7.959
                                                       (b)  $   10.182   (b)  $   11.434   (b)  $   11.493   (b)  $    7.800
  Ending Number of AUs...............................  (a)     597,515   (a)     520,392   (a)     448,337   (a)     346,626
                                                       (b)      53,995   (b)      51,514   (b)      44,335   (b)      41,953
----------------------------------------------------------------------------------------------------------------------------



                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                          FISCAL YEAR     FISCAL YEAR      FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
                           INCEPTION TO      ENDED           ENDED            ENDED            ENDED            ENDED
                              4/30/00       4/30/01         4/30/02          4/30/03          4/30/04          4/30/05
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------


MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV..........      10.00     (a)  $  10.22  (a)  $   11.789  (a)  $   11.859  (a)  $   11.289  (a)  $   12.842
                                         (b)  $  11.64  (b)  $   11.782  (b)  $   11.821  (b)  $   11.226  (b)  $   12.738
  Ending AUV.............      10.22     (a)  $  11.79  (a)  $   11.859  (a)  $   11.289  (a)  $   12.842  (a)  $   13.850
                                         (b)  $  11.78  (b)  $   11.821  (b)  $   11.226  (b)  $   12.738  (b)  $   13.703
  Ending Number of AUs...     50,264     (a)   355,139  (a)   1,374,837  (a)   2,391,121  (a)   3,949,893  (a)   6,359,705
                                         (b)     4,588  (b)      94,278  (b)     218,848  (b)     432,049  (b)     625,544
--------------------------------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 1 Shares
(formerly MFS Mid-Cap Growth)
(Inception Date - 11/1/99)
  Beginning AUV..........      10.00     (a)  $  13.69  (a)  $   13.193  (a)  $    8.269  (a)  $    5.884  (a)  $    7.834
                                         (b)  $  14.87  (b)  $   13.188  (b)  $    8.244  (b)  $    5.852  (b)  $    7.772
  Ending AUV.............      13.69     (a)  $  13.19  (a)  $    8.269  (a)  $    5.884  (a)  $    7.834  (a)  $    7.605
                                         (b)  $  13.19  (b)  $    8.244  (b)  $    5.852  (b)  $    7.772  (b)  $    7.525
  Ending Number of AUs...     30,505     (a)   344,347  (a)     442,836  (a)     449,234  (a)     441,724  (a)     428,891
                                         (b)       306  (b)      25,484  (b)      33,748  (b)      35,097  (b)      35,343
--------------------------------------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 1 Shares
(Inception Date - 2/7/00)
  Beginning AUV..........      10.00     (a)  $  10.77  (a)  $   12.621  (a)  $   14.317  (a)  $   14.880  (a)  $   18.683
                                         (b)  $  12.42  (b)  $   12.623  (b)  $   14.279  (b)  $   14.804  (b)  $   18.540
  Ending AUV.............      10.77     (a)  $  12.62  (a)  $   14.317  (a)  $   14.880  (a)  $   18.683  (a)  $   24.630
                                         (b)  $  12.62  (b)  $   14.279  (b)  $   14.804  (b)  $   18.540  (b)  $   24.381
  Ending Number of AUs...      2,461     (a)    15,795  (a)      69,705  (a)      88,262  (a)     108,473  (a)     158,560
                                         (b)        39  (b)         928  (b)       3,919  (b)       5,621  (b)      13,970
--------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 8/21/00)
  Beginning AUV..........        N/A     (a)  $  10.00  (a)  $    4.375  (a)  $    2.507  (a)  $    1.815  (a)  $    2.174
                                         (b)  $   6.68  (b)  $    4.375  (b)  $    2.499  (b)  $    1.805  (b)  $    2.157
  Ending AUV.............        N/A     (a)  $   4.38  (a)  $    2.507  (a)  $    1.815  (a)  $    2.174  (a)  $    2.063
                                         (b)  $   4.38  (b)  $    2.499  (b)  $    1.805  (b)  $    2.157  (b)  $    2.041
  Ending Number of AUs...        N/A     (a)    23,583  (a)      46,009  (a)      58,799  (a)     108,335  (a)     126,057
                                         (b)        --  (b)       3,185  (b)       7,962  (b)      13,639  (b)      14,654
--------------------------------------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV..........      10.00     (a)  $   9.91  (a)  $    9.278  (a)  $    7.325  (a)  $    6.050  (a)  $    6.962
                                         (b)  $   9.12  (b)  $    9.277  (b)  $    7.311  (b)  $    6.023  (b)  $    6.914
  Ending AUV.............       9.91     (a)  $   9.28  (a)  $    7.325  (a)  $    6.050  (a)  $    6.962  (a)  $    8.084
                                         (b)  $   9.28  (b)  $    7.311  (b)  $    6.023  (b)  $    6.914  (b)  $    8.007
  Ending Number of AUs...      9,175     (a)    69,692  (a)      77,161  (a)      61,703  (a)      40,778  (a)      39,917
                                         (b)       104  (b)       3,437  (b)       3,965  (b)       4,149  (b)       4,376
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(formerly Worldwide High Income)
(Inception Date - 11/10/99)
  Beginning AUV..........      10.00     (a)  $  10.42  (a)  $    9.735  (a)  $    9.735  (a)  $   10.471  (a)  $   11.563
                                         (b)  $  10.54  (b)  $    9.735  (b)  $    9.711  (b)  $   10.420  (b)  $   11.477
  Ending AUV.............      10.42     (a)  $   9.74  (a)  $    9.735  (a)  $   10.471  (a)  $   11.563  (a)  $   12.571
                                         (b)  $   9.74  (b)  $    9.711  (b)  $   10.420  (b)  $   11.477  (b)  $   12.446
  Ending Number of AUs...      3,802     (a)    31,309  (a)      42,247  (a)      63,528  (a)     126,343  (a)     241,802
                                         (b)        --  (b)       3,483  (b)       6,051  (b)      14,716  (b)      17,004
--------------------------------------------------------------------------------------------------------------------------


                 (a) Without election of optional EstatePlus feature.
                 (b) With election of optional EstatePlus feature.
                 AUV - Accumulation Unit Value
                 AU - Accumulation Units
                 The Separate Account has a fiscal year end of April 30.

                                                         FISCAL YEAR       FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
                                                            ENDED             ENDED             ENDED             ENDED
                                                           4/30/06           4/30/07           4/30/08           4/30/09
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


MFS TOTAL RETURN - SAST Class 1 Shares
(Inception Date - 10/28/99)
  Beginning AUV......................................  (a)  $   13.850   (a)  $   14.899   (a)  $   16.733   (a)  $   16.059
                                                       (b)  $   13.703   (b)  $   14.704   (b)  $   16.474   (b)  $   15.771
  Ending AUV.........................................  (a)  $   14.899   (a)  $   16.733   (a)  $   16.059   (a)  $   12.638
                                                       (b)  $   14.704   (b)  $   16.474   (b)  $   15.771   (b)  $   12.380
  Ending Number of AUs...............................  (a)   9,362,480   (a)   9,897,648   (a)   9,384,039   (a)   7,512,483
                                                       (b)     723,784   (b)     728,802   (b)     671,642   (b)     588,212
----------------------------------------------------------------------------------------------------------------------------

MID-CAP GROWTH - SAST Class 1 Shares
(formerly MFS Mid-Cap Growth)
(Inception Date - 11/1/99)
  Beginning AUV......................................  (a)  $    7.605   (a)  $    9.270   (a)  $    9.488   (a)  $    9.688
                                                       (b)  $    7.525   (b)  $    9.151   (b)  $    9.343   (b)  $    9.515
  Ending AUV.........................................  (a)  $    9.270   (a)  $    9.488   (a)  $    9.688   (a)  $    6.420
                                                       (b)  $    9.151   (b)  $    9.343   (b)  $    9.515   (b)  $    6.290
  Ending Number of AUs...............................  (a)     431,707   (a)     396,768   (a)     405,780   (a)     332,920
                                                       (b)      31,078   (b)      36,024   (b)      35,432   (b)      28,782
----------------------------------------------------------------------------------------------------------------------------

REAL ESTATE - SAST Class 1 Shares
(Inception Date - 2/7/00)
  Beginning AUV......................................  (a)  $   24.630   (a)  $   31.919   (a)  $   40.111   (a)  $   33.460
                                                       (b)  $   24.381   (b)  $   31.518   (b)  $   39.508   (b)  $   32.874
  Ending AUV.........................................  (a)  $   31.919   (a)  $   40.111   (a)  $   33.460   (a)  $   16.906
                                                       (b)  $   31.518   (b)  $   39.508   (b)  $   32.874   (b)  $   16.569
  Ending Number of AUs...............................  (a)     272,232   (a)     310,783   (a)     216,984   (a)     179,780
                                                       (b)      24,183   (b)      28,275   (b)      19,416   (b)      10,418
----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY - SAST Class 1 Shares
(Inception Date - 8/21/00)
  Beginning AUV......................................  (a)  $    2.063   (a)  $    2.413   (a)  $    2.448   (a)  $    2.419
                                                       (b)  $    2.041   (b)  $    2.381   (b)  $    2.410   (b)  $    2.375
  Ending AUV.........................................  (a)  $    2.413   (a)  $    2.448   (a)  $    2.419   (a)  $    1.570
                                                       (b)  $    2.381   (b)  $    2.410   (b)  $    2.375   (b)  $    1.538
  Ending Number of AUs...............................  (a)     149,420   (a)     130,818   (a)     162,164   (a)     149,338
                                                       (b)      20,618   (b)      16,685   (b)      15,492   (b)      11,983
----------------------------------------------------------------------------------------------------------------------------

TELECOM UTILITY - SAST Class 1 Shares
(Inception Date - 12/16/99)
  Beginning AUV......................................  (a)  $    8.084   (a)  $    8.968   (a)  $   11.618   (a)  $   12.517
                                                       (b)  $    8.007   (b)  $    8.861   (b)  $   11.451   (b)  $   12.306
  Ending AUV.........................................  (a)  $    8.968   (a)  $   11.618   (a)  $   12.517   (a)  $    7.819
                                                       (b)  $    8.861   (b)  $   11.451   (b)  $   12.306   (b)  $    7.668
  Ending Number of AUs...............................  (a)      33,835   (a)      48,522   (a)      63,422   (a)      56,516
                                                       (b)       4,531   (b)       4,531   (b)       4,118   (b)       5,020
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN BOND - SAST Class 1 Shares
(formerly Worldwide High Income)
(Inception Date - 11/10/99)
  Beginning AUV......................................  (a)  $   12.571   (a)  $   13.892   (a)  $   15.277   (a)  $   15.599
                                                       (b)  $   12.446   (b)  $   13.720   (b)  $   15.050   (b)  $   15.330
  Ending AUV.........................................  (a)  $   13.892   (a)  $   15.277   (a)  $   15.599   (a)  $   16.622
                                                       (b)  $   13.720   (b)  $   15.050   (b)  $   15.330   (b)  $   16.294
  Ending Number of AUs...............................  (a)     338,864   (a)     351,732   (a)     353,212   (a)     795,037
                                                       (b)      20,271   (b)      20,442   (b)      17,386   (b)      34,458
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the Death Benefit section of the prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term withdrawals as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.




A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


     1.  Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b.  Continuation Net Purchase Payments; or

          c. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

          d. Contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any withdrawals recorded after the seventh contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments reduced by any withdrawals in the same proportions that the withdrawal reduced the contract value on the date of each withdrawal; or

          c. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal; or

          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

     2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments reduced by withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

          c. Maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the withdrawal reduced each contract value on the date of the withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.


          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary Value death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.


Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 Years 0-4              25% of Earnings    40% of Continuation Net Purchase Payments
----------------------------------------------------------------------------------------
 Years 5-9              40% of Earnings    65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------
 Years 10+              50% of Earnings    75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------




On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------
    CONTRACT YEAR          ESTATEPLUS                         MAXIMUM
      OF DEATH             PERCENTAGE                    ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------
 All Contract Years     25% of Earnings    40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------


* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Percentage calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the tables above.

What is the EstatePlus benefit?

We determine the EstatePlus Benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus Benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

          I is the interest rate you are earning on the money invested in the Fixed Account;

          J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

          N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

          L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

     - If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;

     - If a withdrawal or transfer is made within 30 days after the end of a guarantee period;

     -   If a withdrawal or transfer is made to pay contract fees and charges;

     -   To pay a death benefit; and

     -   Upon beginning an income option, if occurring on the Latest Annuity
         Date.

EXAMPLES OF THE MVA

The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]18/12 - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 x (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
   PROSPECTUS PROVISION            AVAILABILITY OR VARIATION              STATES
------------------------------------------------------------------------------------
 Transfer Privilege         Any transfer over the limit of 15 will    Pennsylvania
                            incur a $10 transfer fee.                 Texas
------------------------------------------------------------------------------------
 Free Look                  If you reside in Arizona and are age 65   Arizona
                            or older on the date your contract is
                            issued, the Free Look period is 30
                            days.
------------------------------------------------------------------------------------
 Free Look                  If you reside in California and are age   California
                            60 or older on the date your contract
                            is issued, the Free Look period is 30
                            days.
------------------------------------------------------------------------------------
 Systematic Withdrawal      Minimum withdrawal amount is $250 per     Minnesota
                            withdrawal or the penalty free            Oregon
                            withdrawal amount.
------------------------------------------------------------------------------------
 Death Benefits             The Purchase Payment Accumulation death   Washington
                            benefit is not available.
------------------------------------------------------------------------------------
 Market Value Adjustment    L equal to 0.0025                         Florida
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0.50%    California
                            for Qualified contracts and 2.35% for
                            Non-Qualified contracts when you
                            surrender your contract or begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Maine
                            Qualified contracts and 2.0% for Non-
                            Qualified contracts when you make a
                            Purchase Payment.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Nevada
                            Qualified contracts and 3.5% for Non-
                            Qualified contracts when you surrender
                            your contract or begin the Income
                            Phase.
------------------------------------------------------------------------------------
 Premium Tax                For the first $500,000 in the contract,   South Dakota
                            we deduct premium tax charges of 0% for
                            Qualified contracts and 1.25% for Non-
                            Qualified contracts when you make a
                            Purchase Payment. For any amount in
                            excess of $500,000 in the contract, we
                            deduct front-end premium tax charges of
                            0% for Qualified contracts and 0.80%
                            for Non-Qualified contracts when you
                            make a Purchase Payment.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 1.0%     West Virginia
                            for Qualified contracts and 1.0% for
                            Non-Qualified contracts when you
                            surrender your contract or begin the
                            Income Phase.
------------------------------------------------------------------------------------
 Premium Tax                We deduct premium tax charges of 0% for   Wyoming
                            Qualified contracts and 1.0% for Non-
                            Qualified contracts when you make a
                            Purchase Payment.
------------------------------------------------------------------------------------

  Please forward a copy (without charge) of the Polaris(II) Asset Manager Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)


       ----------------------------------------------------------
       Name

       ----------------------------------------------------------
       Address

       ----------------------------------------------------------
       City/State/Zip


Contract Issue Date: -------------------------------------------------------


Date: ------------------------------    Signed: ----------------------------




  Return to: SunAmerica Annuity and Life Assurance Company, Annuity Service Center, P.O. Box 54299,
  Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION



              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT


                                    ISSUED BY


                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY


                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN

                Polaris II A-Class, Polaris II Asset Manager and
             Polaris II A-Class Platinum Series Variable Annuities


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated July 27, 2009, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 JULY 27, 2009

                                TABLE OF CONTENTS


                                                                             PAGE
                                                                             ----
Separate Account and the Company.........................................      3

General Account .........................................................      4

Support Agreement Between the Company and American International Group...      4

Performance Data ........................................................      5

MarketLock Optional Living Benefit Provisions for Polaris II A-Class
   Platinum Series Contracts Issued Before December 31, 2006.............      9

Death Benefit Provisions for Polaris II Asset Manager Contracts Issued
   Before October 24, 2001...............................................     19

Death Benefit Provisions for Polaris II A-Class Contracts Issued
   Before June 1, 2004 ..................................................     21

Death Benefit Provisions for Polaris II A-Class Platinum Series Contracts
   Issued Before December 31, 2006.......................................     26

Death Benefit Following Spousal Continuation Provisions for Polaris II
  A-Class Platinum Series Contracts Issued Before December 31, 2006 .....     27

Annuity Income Payments .................................................     30

Annuity Unit Values .....................................................     31

Taxes ...................................................................     34

Broker-Dealer Firms Receiving Revenue Sharing Payments...................     44

Distribution of Contracts ...............................................     45

Financial Statements ....................................................     45

                        SEPARATE ACCOUNT AND THE COMPANY

         Variable Annuity Account Seven ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Anchor National was incorporated in the State of California on April 12, 1965. Anchor National redomesticated to the State of Arizona on January 1, 1996. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company ("Company"). These were name changes only and did not affect the substance of any contract.

         The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. American International Group's activities include general insurance, life insurance and retirement services, financial services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.


         The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.


         The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges.

         The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).

                        AMERICAN HOME ASSURANCE COMPANY


         All references in this SAI to American Home Assurance Company ("American Home") apply only to contracts issued prior to December 29, 2006. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.


                                 GENERAL ACCOUNT

         The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


     SUPPORT AGREEMENT BETWEEN THE COMPANY AND AMERICAN INTERNATIONAL GROUP

         The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group has agreed that American International Group will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against American International Group on behalf of the Company.

                                PERFORMANCE DATA

         From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Variable Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Variable Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

         In addition, the Separate Account may advertise "total return" data for the Variable Portfolios (including the Cash Management Portfolio). A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio. We may from time to time show, in addition to these standardized returns, returns (calculated with the same methodology) with variations on the possible fees and charges.

         ACTUAL PERFORMANCE WILL VARY AND THE HYPOTHETICAL RESULTS SHOWN ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS. Performance for periods ending after those shown may vary substantially from those shown in the charts below. The charts show the performance of the Accumulation Units calculated for a specified period of time assuming an initial Purchase Payment of $1,000 allocated to each Variable Portfolio. The total return figures reflect the effect of both non-recurring and recurring portfolio charges. For Polaris II A-Class and Polaris II A-Class Platinum Series contracts, the highest up-front sales charge (5.75%) is reflected. Polaris II Asset Manager contracts are offered through a Registered Investment Adviser in which case you would not be charged a sales charge and performance figures shown are higher. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Seven also funds other contract (Polaris Plus) which has been in existence longer than the Polaris II A-Class, Polaris II A-Class Platinum Series and Polaris II Asset Manager Variable Annuities. The majority of Variable Portfolios in the Polaris II A-Class, Polaris II A-Class Platinum Series and Polaris II Asset Manager are also available in that other contract and have been since March 19, 1999. The since inception numbers for the Variable Portfolios are based on Separate Account historical data (which is adjusted for the fees and charges applicable to the Polaris II A-Class, Polaris II A-Class Platinum Series and Polaris II Asset Manager) and represent adjusted actual performance of the Separate Account. The performance figures also reflect the actual fees and expenses paid by each Variable Portfolio.

         In calculating hypothetical adjusted historical performance, for periods starting prior to the date the Separate Account funded contracts that were first offered to the public, the total return data will be derived from the performance of the corresponding underlying portfolios of Anchor Series Trust, SunAmerica Series Trust, American Funds Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc. and Van Kampen Life Investment Trust ("the Trusts") modified to reflect the charges and expenses as if the Separate Account Variable Portfolios had been in existence since the inception date of each respective Trusts' underlying fund. Thus, such performance figures should not be construed to be actual performance of the Separate Account Variable Portfolio. Rather, they are intended to indicate the hypothetical adjusted historical performance of the corresponding underlying funds of Trusts adjusted to provide comparability to the performance of the Variable Portfolios after the date the Separate Account funded the contracts that were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). The Trusts have served since their inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

         Performance data is computed in the manners described below.

CASH MANAGEMENT PORTFOLIO


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV-SV)/(SV)

         where:

                  SV = value of one Accumulation Unit at the start of a 7 day period

                  EV = value of one Accumulation Unit at the end of the 7 day period


         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                             365/7
                  Effective Yield = [(Base Period Return + 1)      - 1]

         The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.


          Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Portfolio's yield may become negative, which may result in a decline in value of your investment.




OTHER VARIABLE PORTFOLIOS

         The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

         Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the following formulas:

         For Polaris II A-Class and Polaris II A-Class Platinum Series contracts:

                                n
                  [(1-SC)P](1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years
                 SC  =  sales charge

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)

         For Polaris II Asset Manager contracts:

                        n
                  P(1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)

        These rates of return do not reflect election of EstatePlus. The rates of return would be lower if EstatePlus were included in the calculation. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

POLARIS PORTFOLIO ALLOCATOR MODELS PERFORMANCE

The separate account also computes "total return" data for each of the Polaris Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Polaris Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the reevaluation date of March 31. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.

PORTFOLIO ALLOCATOR MODELS PERFORMANCE

Please note, certain broker-dealers offer asset allocation models or sample portfolios that are different from the Portfolio Allocator Models. The performance information described below for the Portfolio Allocator Models is also applicable to the asset allocation models and sample portfolios.

The Separate Account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each evaluation date (on or about May 1).
The model inception date is the date when the model was first offered for investment.

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the evaluation date of on or about May 1. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.


   MARKETLOCK OPTIONAL LIVING BENEFITS FOR POLARIS II A-CLASS PLATINUM SERIES
                   CONTRACTS ISSUED BEFORE DECEMBER 31, 2006



What is MarketLock?



MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). Thus, MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.



The feature does not guarantee a withdrawal of an income stream based on any Gross Purchase Payments made after the second contract anniversary. The feature only guarantees lifetime withdrawals in the manner described below. You may never need to rely on MarketLock depending on your contract's market performance, your withdrawal activity, and your longevity.



The feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRAs or tax qualified plans. The feature guarantees only Purchase Payments received in the contract's first two years.



Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, deducting applicable withdrawal charges, and reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.



WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS. IF LIFETIME WITHDRAWALS WERE NOT AVAILABLE WHEN YOU PURCHASED MARKETLOCK, LIFETIME WITHDRAWALS MAY BE AVAILABLE TO YOU PROVIDED THE LIFETIME OPTION HAS BEEN APPROVED BY THE STATE IN WHICH YOUR CONTRACT WAS ISSUED ON YOUR CONTRACT ISSUE DATE AND YOU SATISFY THE REQUIREMENTS FOR RECEIVING LIFETIME WITHDRAWALS. PLEASE CHECK WITH YOUR FINANCIAL REPRESENTATIVE FOR INFORMATION REGARDING STATE AVAILABILITY.



When and how can I elect MarketLock?



You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner.



How does MarketLock work?



MarketLock automatically locks-in the highest contract Anniversary Value during the first 7 years (or longer if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies.



Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.



The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the Maximum Annual Withdrawal Amount in any Benefit Year. However, you may begin taking withdrawals under the Benefit immediately following the contract issue date. SEE THE MARKETLOCK SUMMARY TABLE BELOW.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date.



MARKETLOCK SUMMARY TABLE:



                                                             MAXIMUM       INITIAL
                                                             ANNUAL        MINIMUM
                                                             WITHDRAWAL    WITHDRAWAL
DATE OF FIRST WITHDRAWAL                                     PERCENTAGE*   PERIOD
----------------------------------------------------------   -----------   -----------------
Before 7(th) Benefit Year  anniversary                       5%            20 years
On or after 7(th) Benefit Year  anniversary                  7%            14.28 years**
On or after the older contract owner's  65(th) birthday***   5%            Life of the older
                                                                           contract owner



* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal.



** The fractional year indicates that the final withdrawal of the remaining MAV Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.



*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.



If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the withdrawal will be treated as an Excess Withdrawal. Any portion of an RMD withdrawal in a Benefit Year that is greater than both the Maximum Annual Withdrawal Amount and the RMD amount (based only on this contract) will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. SEE "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" BELOW.



For details on the effects of withdrawals, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

How are the components for MarketLock calculated?



In order to determine the Benefit's value, we calculate each of the components as described below.

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Gross Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Gross Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, spousal continuation contributions are included in the calculation of Anniversary Values. Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.



SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 7th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for additional periods as discussed further below.



THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.



FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.



FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary Table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.



FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary Table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FOR DETAILS ON THE EFFECTS OF WITHDRAWALS, PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" BELOW.



Can I extend MarketLock beyond 7 years?



Yes. As long as you have not elected to cancel the feature and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least two additional evaluation periods of 7 years each. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. PLEASE SEE "HOW ARE THE COMPONENTS OF MARKETLOCK CALCULATED?"



Prior to the end of the initial MAV Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of the initial MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us. Additional MAV Evaluation Periods may be offered at our sole discretion.



The fee for the feature may change at the time of extension and may be different than when you initially elected the feature.



If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.



What is the fee for MarketLock?



The annualized fee for MarketLock is calculated as 0.50% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.



The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee.

If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume.



What are the effects of withdrawals on MarketLock?



The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.



If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.



Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.



The impact of withdrawals and the effect on each component of MarketLock are further explained below:



MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:



     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2) Excess Withdrawals as described above reduce the MAV Benefit Base as follows:



          If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is further reduced to the lesser of (a) or (b), where:



          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;



          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.



     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.



     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.



         The Amount Withdrawn
           in a Benefit Year               Effect on Minimum Withdrawal Period
--------------------------------------    -------------------------------------
Amounts up to the Maximum Annual          New Minimum Withdrawal Period = the
Withdrawal Amount                         MAV  Benefit Base (which includes a
                                          deduction for any previous withdrawal),
                                          divided by the current Maximum Annual
                                          Withdrawal Amount

Amounts in excess of the Maximum          New Minimum Withdrawal Period = the
Annual Withdrawal Amount                  Minimum Withdrawal Period as of the
                                          prior contract anniversary minus one
                                          year

What happens if the contract value is reduced to zero?



If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Gross Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.



Any amounts that we may pay under the feature in excess of your contract value are subject to the Company's financial strength and claims-paying ability.



When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:



     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or



     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or



     3.   Any payment option mutually agreeable between you and us.



What happens to MarketLock upon a spousal continuation?



A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older owner. Excluding the lifetime option, a younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life.



If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in Anniversary Values. Additionally, the Continuing Spouse may extend the MAV Evaluation Period up to two times provided that (1) the original owner did not previously extend the MAV Evaluation period and (2) the Continuing Spouse is age

85 or younger at the time they extend the MAV Evaluation Period. If the original owner extended the MAV Evaluation Period once, the Continuing Spouse may extend the MAV Evaluation Period only once more. If the original owner extended the MAV Evaluation Period twice, the Continuing Spouse may not extend the MAV Evaluation Period. Spousal continuation contributions are not considered to be Eligible Purchase Payments. However, spousal continuation contributions are included for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.



Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?



Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.



What happens to MarketLock upon the Latest Annuity Date?



If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:



     1. Annuitize the contract value under the contract's annuity income options; or



     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or



     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or



     4.   Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing annuity income payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.



Can I elect to cancel the MarketLock feature?



MarketLock may be cancelled by you on the 7th contract anniversary, or any contract anniversary thereafter. Once you elect to cancel the MarketLock feature, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect or reinstate MarketLock after cancellation.



Are there circumstances under which MarketLock will automatically terminate?



The feature automatically terminates upon the occurrence of one of the following:



     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or



     2.   Annuitization of the contract; or



     3.   Full surrender of the contract; or



     4.   Death benefit is paid.



Lifetime withdrawals will not be available in the event of:



     1.   An ownership change which results in a change of the older owner;* or



     2.   Withdrawals prior to the 65th birthday of the older owner; or



     3.   Death of the older owner; or



     4.   A Spousal Continuation (upon the death of the older owner); or

     5.   A withdrawal in excess of 5% of MAV Benefit Base.**



* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.



** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.






                    DEATH BENEFIT PROVISIONS FOR POLARIS II
             ASSET MANAGER CONTRACTS ISSUED BEFORE OCTOBER 24, 2001




The term "withdrawals" as used to describe the death benefit options below includes withdrawals and the fees and charges applicable to those withdrawals.

THE DEATH BENEFITS FOR POLARIS II ASSET MANAGER CONTRACTS ISSUED BEFORE OCTOBER 24, 2001 ARE AS FOLLOWS:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Purchase Payments less withdrawals, compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Purchase Payments less withdrawals; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals since that contract anniversary.

If you are age 90 or older at the time of death and selected the Maximum Anniversary option death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of this option if:
     - you are age 81 or older at the time of contract issue, or

     - you are age 90 or older at the time of your death.

THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

A. DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1. Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. The contract value on the Continuation Date (including the Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of the death.

     2. Maximum Anniversary Option

          If the Continuing Spouse is below age 90 at the time of death, the death benefit is greater of:

          a. The contract value at the time we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments since the Continuation Date minus withdrawals; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments minus withdrawals recorded since that contract anniversary. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

             If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive contract value only.


        DEATH BENEFIT PROVISIONS FOR POLARIS II A-CLASS CONTRACTS ISSUED
                              BEFORE JUNE 1, 2004



The term "withdrawal" a used to describe the death benefits below includes withdrawals and the fees and charges applicable to those withdrawals.

THE DEATH BENEFITS FOR POLARIS II A-CLASS CONTRACTS ISSUED BETWEEN OCTOBER 24, 2001 AND JUNE 1, 2004 ARE AS FOLLOWS:

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. total Gross Purchase Payments reduced by any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     4. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          The Purchase Payment Accumulation option may not be available to Washington state policyowners. Please check with your financial representative for availability.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. total Gross Purchase Payments reduced by any withdrawal in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

          - you are age 81 or older at the time of contract issue; or
          - you are age 90 or older at the time of your death.

          The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additions Information for details.


THE FOLLOWING DETAILS THE DEATH BENEFIT OPTIONS FOR POLARIS II A-CLASS CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

               1. the contract value at the time we receive all required
                  paperwork and satisfactory proof of death; or

               2. total Gross Purchase Payments less withdrawals; or

               3. total Purchase Payments less withdrawals, compounded at a 4%
                  annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

               4. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

               1. the contract value at the time we receive all required
                  paperwork and satisfactory proof of death; or

               2. total Gross Purchase Payments less withdrawals; or

               3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals, since that contract anniversary.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if you are age 81 or older at the time of contract issue, or you are age 90 or older at the time of your death.


THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR POLARIS II A-CLASS CONTRACTS ISSUED BETWEEN OCTOBER 24, 2001 AND JUNE 1, 2004:

     1. Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any withdrawals recorded after the seventh contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Total Gross Purchase Payments reduced by any withdrawals in the same proportions that the withdrawal reduced the contract value on the date of each withdrawal; or

          c. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal; or

          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

     2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Total Gross Purchase Payments reduced by withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

THE FOLLOWING DETAILS THE DEATH BENEFIT OPTIONS UPON THE CONTINUING SPOUSE'S DEATH FOR POLARIS II A-CLASS CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

               If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Total Gross Purchase Payments less withdrawals;


               c. The contract value on the Continuation Date (including the
                  Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

               d. The contract value on the seventh contract anniversary
                  following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

               If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Total Gross Purchase Payments less withdrawals;


               c. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

               d. The contract value on the seventh contract anniversary
                  following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

               If the Continuing Spouse is below age 90 at the time of death, and if a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

               c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

               If the Continuing Spouse is below age 90 at the time of death and if a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Net Purchase Payments received since the original issue date;
                  or

               c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.


        DEATH BENEFIT PROVISIONS FOR POLARIS II A-CLASS PLATINUM SERIES
                   CONTRACTS ISSUED BEFORE DECEMBER 31, 2006






DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

        3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary; or

        4. Gross Purchase Payment, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Gross Purchase Payment, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

        3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, plus any Purchase Payments since that anniversary, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

        1. Contract value; or

        2. The lesser of:

               a. Gross Purchase Payments, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

               b. 125% of Contract Value.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death


For contracts in which the aggregate of all Gross Purchase Payments in contracts issued by SunAmerica Annuity and Life Assurance Company and/or First SunAmerica Life Insurance Company to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.



DEATH BENEFITS PROVISIONS FOLLOWING SPOUSAL CONTINUATION FOR POLARIS II A-CLASS
           PLATINUM SERIES CONTRACTS ISSUED BEFORE DECEMBER 31, 2006


1.  PURCHASE PAYMENT ACCUMULATION OPTION

If the original owner of the contract elected the Purchase Payment Accumulation Option and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday; or

        c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary date; or

        d. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

        a. Contract value; or

        b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal, and adjusted for any Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 82-85 on the Continuation date, the death benefit will be the greatest of:

        a. Contract value; or

        b. The lesser of:

               1. Contract value on the Continuation Date, plus Gross Purchase
                  Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

               2. 125% of the Contract Value.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, under the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.

2. MAXIMUM ANNIVERSARY VALUE OPTION

If the original owner of the contract elected the Maximum Anniversary Option and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

        a. Contract value; or

        b. Contract value on the Continuation Date, plus Gross Purchase Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawals reduced the contract value on the date of withdrawals, and adjusted for any Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

        a. Contract value; or

        b. The lesser of:

               1. Contract value on the Continuation Date, plus Gross Purchase
                  Payments received after the Continuation Date, and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal; or

               2. 125% of the Contract Value.

If the Continuing Spouse is age 86 and older on the Continuation Date or age 90 or older at the time of death, under the Maximum Anniversary death benefit, their Beneficiary will receive only the contract value.

                            ANNUITY INCOME PAYMENTS



INITIAL MONTHLY ANNUITY INCOME PAYMENTS



         The initial annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employee-sponsored retirement plans, such classification is not permitted), premium taxes, if applicable, age of the Annuitant and designated second person, if any, and the income annuity option selected.



         The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.



SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS



         For fixed annuity income payments, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly annuity income payment.



         For variable annuity income payments, the amount of the second and each subsequent monthly annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly income payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity income payment is due.



ANNUITY INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM



         If the Income Protector program is available and contract holders elect to begin income payments using the program, the income benefit base is determined as described in the prospectus. The initial income payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector feature, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted), premium tax, if applicable, age of the Annuitant and designated second person, if any, and the Income Option selected.

         The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly income payment.


                               ANNUITY UNIT VALUES

         The value of an Annuity Unit is determined independently for each Variable Portfolio.

         The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

         For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

         The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

         The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

         (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

         (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

         The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

         ILLUSTRATIVE EXAMPLE

         Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                           NIF = ($11.46/$11.44)

                                  = 1.00174825

         The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732

         In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                  $10.103523 x 1.00174825 x 0.99713732 = $10.092213

         To determine the initial payment, the initial income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

         The NIF measures the performance of the funds that are the basis for the amount of future income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate, the payment remains the same as the prior month. If the rate of the NIF is different than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

         ILLUSTRATIVE EXAMPLE

         Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

         P's first variable annuity income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:


         First Variable Annuity Income Payment =
                                          $4.92 x ($116,412.31/$1,000) = $572.75

         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his funds to another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

         Annuity Units = $572.75/$13.256932 = 43.203812

         P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity income payment due date and by applying a monthly factor to neutralize the assumed investment rate of 3.5% per year.

              Second Variable Annuity Income Payment =
                                                               (1/12)
                              43.203812 x $13.327695x1/[(1.035)      ] = $574.16

         The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

         Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the

Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

     -   after attainment of age 59 1/2;

     -   when paid to your beneficiary after you die;

     -   after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     -   dividends paid with respect to stock of a corporation described in IRC
         Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     -   distributions from IRAs for higher education expenses;

     -   distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a Qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules could have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account THAT IS NOT PART OF THE EMPLOYER'S 403(b) PLAN (OTHER THAN A TRANSFER TO A CONTRACT OR CUSTODIAL ACCOUNT IN A DIFFERENT PLAN), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the TRANSFER would be considered a "failed" TRANSFER that is subject to tax. Additional guidance issued by the IRS generally permits a failed TRANSFER to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is PART OF THE EMPLOYER'S 403(b) PLAN or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it would consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. The IRS made this earlier guidance permanent in Revenue Procedure 2008-24, superseding Notice 2003-51, although it shortened the presumption period from 24 months to 12 months. Revenue Procedure 2008-24 provides that a transfer will be treated as a tax-free exchange under Code section 1035 if either (a) no amounts are withdrawn from, or received in surrender of, either of the contracts involved in the exchange during the 12 months beginning on the date on which amounts are treated as received as premiums or other consideration paid for the contract received in exchange (the date of transfer); or (b) the taxpayer demonstrates that one of the conditions described in Code section 72(q) or any similar life event (such as divorce or loss of employment) occurred between the date of the transfer and the date of the withdrawal or surrender. Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2009 is the lesser of 100% of includible compensation or $16,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2009 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2009 may not exceed the lesser of $49,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or
Roth) contribution for 2009 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2009. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $89,000, your contribution may be fully deductible; if your income is between $89,000 and $109,000, your contribution may be partially deductible and if your income is $109,000 or more, your contribution may not be deductible. If you are single and your income is less than $55,000, your contribution may be fully deductible; if your income is between $55,000 and $65,000, your contribution may be partially deductible and if your income is $65,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2009 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2009. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $176,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $116,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the

Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS

The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2008, from SunAmerica Annuity and Life Assurance Company and First SunAmerica Life Insurance Company, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

A.G. Edwards & Sons, Inc.
Advantage Capital Corporation
American General Securities
AmTrust Investment Services, Inc.
BancWest Investment Services, Inc.
CCO Investment Services Corp.
Citigroup Global Markets Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Ferris, Baker Watts Incorporated
Financial Network Investment Corporation
First Citizens Investor Services, Inc.
FSC Securities Corp.
ING Financial Partners, Inc.
Invest Financial Corporation
Investment Centers of America, Inc
J.J.B. Hilliard, W.L. Lyons, Inc.
Jefferson Pilot Securities Corporation
LaSalle Financial Services, Inc.
Lincoln Financial Advisors Corporation
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Multi Financial Securities Corp.
National Planning Corporation
NEXT Financial Group, Inc.
Primevest Financial Services, Inc.
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Co. LLC
Securities America, Inc.
SII Investments, Inc.
Summit Brokerage Services, Inc.
UBS Financial Services Inc.
Uvest Financial Services Inc.
WAMU Investments, Inc.
Wescom Financial Services

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS


          The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


                              FINANCIAL STATEMENTS


The following financial statements of Variable Annuity Account Seven are included in this Statement of Additional Information.

     -    Report of Independent Registered Public Accounting Firm

     -    Statement of Assets and Liabilities as of April 30, 2009

     -    Schedule of Portfolio Investments as of April 30, 2009

     -    Statement of Operations for the year ended April 30, 2009

     - Statement of Changes in Net Assets for the years ended April 30, 2009 and 2008, except as indicated

     -    Notes to Financial Statements

The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included in this Statement of Additional Information:

     -    Report of Independent Registered Public Accounting Firm

     -    Consolidated Balance Sheet as of December 31, 2008 and 2007

     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2008, 2007 and 2006

     - Consolidated Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006

     -    Notes to Consolidated Financial Statements


The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

The following statutory financial statements of American Home Assurance Company are included herein:

     -    Report of Independent Auditors


     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2008 and 2007

            - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2008, 2007 and 2006

            - Statements of Cash Flow for the years ended December 31, 2008, 2007 and 2006


            -     Notes to Statutory Basis Financial Statements

You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for American Home Assurance Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         VARIABLE ANNUITY ACCOUNT SEVEN

                                       OF

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                             APRIL 30, 2009 AND 2008

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2009 AND 2008

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities, April 30, 2009 .......................    2
Schedule of Portfolio Investments, April 30, 2009 .........................   14
Statement of Operations, for the year ended April 30, 2009 ................   15
Statement of Changes in Net Assets, for the year ended April 30, 2009 .....   27
Statement of Changes in Net Assets, for the year ended April 30, 2008,
   except as indicated ....................................................   39
Notes to Financial Statements .............................................   51

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Annuity and Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Seven

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Seven (the "Separate Account"), a separate account of SunAmerica Annuity and Life Assurance Company (formerly known as AIG SunAmerica Life Assurance Company), at April 30, 2009, and the results of their operations for the year then ended and the changes in each of their net assets for the periods indicated in each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
July 20, 2009

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009

                                                          Government                                          Government
                                                             and                                                 and
                                 Asset        Capital      Quality                    Asset       Capital      Quality
                               Allocation  Appreciation      Bond       Growth     Allocation  Appreciation      Bond
                               Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                               (Class 1)     (Class 1)    (Class 1)    (Class 1)   (Class 3)     (Class 3)    (Class 3)
                              -----------  ------------  -----------  -----------  ----------  ------------  -----------
Assets:
   Investments in Trusts, at
      net asset value         $11,543,112   $72,003,272  $85,971,493  $38,205,960  $3,494,991   $94,134,741  $81,374,970
Liabilities:                            0             0            0            0           0             0            0
                              -----------   -----------  -----------  -----------  ----------   -----------  -----------
Net assets:                   $11,543,112   $72,003,272  $85,971,493  $38,205,960  $3,494,991   $94,134,741  $81,374,970
                              ===========   ===========  ===========  ===========  ==========   ===========  ===========
   Accumulation units         $11,520,213   $71,846,988  $85,741,774  $38,171,696  $3,494,991   $94,134,741  $81,075,342
   Contracts in payout
      (annuitization) period       22,899       156,284      229,719       34,264           0             0      299,628
                              -----------   -----------  -----------  -----------  ----------   -----------  -----------
      Total net assets        $11,543,112   $72,003,272  $85,971,493  $38,205,960  $3,494,991   $94,134,741  $81,374,970
                              ===========   ===========  ===========  ===========  ==========   ===========  ===========
Accumulation units
   outstanding                    773,252     6,103,781    5,468,822    4,008,018     311,652     8,928,669    5,442,670
                              ===========   ===========  ===========  ===========  ==========   ===========  ===========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                      22           926           77          973          --            --           --
   Unit value of
      accumulation units      $     12.00   $      7.86  $     14.44  $      7.21  $       --   $        --  $        --
Contracts with total
   expenses of 0.85%(2):
   Accumulation units
      outstanding                 472,482     5,358,232    4,367,656    3,497,336     306,441     8,758,997    5,371,822
   Unit value of
      accumulation units      $     11.31   $     10.63  $     15.07  $      8.46  $    11.22   $     10.55  $     14.96
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                  10,616       423,691      256,603      217,160       5,211       169,672       70,848
   Unit value of
      accumulation units      $     11.08   $     10.40  $     14.76  $      8.29  $    10.99   $     10.32  $     14.65
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                 290,132       320,932      844,486      292,549          --            --           --
   Unit value of
      accumulation units      $     20.97   $     33.20  $     19.37  $     23.28  $       --   $        --  $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                                                                                 Blue
                                             Natural    Aggressive    Alliance                   Chip        Capital
                                 Growth     Resources     Growth       Growth      Balanced     Growth        Growth
                               Portfolio    Portfolio   Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                               (Class 3)    (Class 3)   (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                              -----------  ----------  -----------  -----------  -----------  -----------  -----------
Assets:
   Investments in Trusts, at
      net asset value          $3,970,032  $6,521,441   $3,540,639  $21,415,071  $17,053,832    $938,950   $1,178,444
Liabilities:                            0           0            0            0            0           0            0
                               ----------  ----------   ----------  -----------  -----------    --------   ----------
Net assets:                    $3,970,032  $6,521,441   $3,540,639  $21,415,071  $17,053,832    $938,950   $1,178,444
                               ==========  ==========   ==========  ===========  ===========    ========   ==========
   Accumulation units          $3,970,032  $6,521,441   $3,537,940  $21,391,211  $17,053,832    $836,745   $1,163,883
   Contracts in payout
      (annuitization) period            0           0        2,699       23,860            0     102,205       14,561
                               ----------  ----------   ----------  -----------  -----------    --------   ----------
      Total net assets         $3,970,032  $6,521,441   $3,540,639  $21,415,071  $17,053,832    $938,950   $1,178,444
                               ==========  ==========   ==========  ===========  ===========    ========   ==========
Accumulation units
   outstanding                    472,674     864,571      483,218    1,429,844    1,505,570     211,535      211,903
                               ==========  ==========   ==========  ===========  ===========    ========   ==========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                      --          --           12        1,916         524           --           --
   Unit value of
      accumulation units       $       --  $       --   $     3.44  $      4.86  $     6.51     $     --   $       --
Contracts with total
   expenses of 0.85%(2):
   Accumulation units
      outstanding                 471,212     847,200      158,070      652,110     413,958      199,081      201,408
   Unit value of
      accumulation units       $     8.40  $     7.54   $     5.25  $      5.85  $     7.54     $   4.44   $     5.57
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                   1,462      17,371       24,463       52,827      10,146       12,454       10,495
   Unit value of
      accumulation units       $     8.23  $     7.49   $     5.15  $      5.73  $     7.39     $   4.35   $     5.45
Contracts with total
   expenses of 1.25% :
   Accumulation units
      outstanding                      --          --      300,673      722,991   1,080,942           --           --
   Unit value of
      accumulation units       $       --  $       --   $     8.60  $     23.92  $    12.82     $     --   $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                                           Davis      "Dogs" of
                                  Cash      Corporate     Venture       Wall      Emerging     Equity        Equity
                               Management     Bond         Value       Street      Markets      Index    Opportunities
                               Portfolio    Portfolio    Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
                               (Class 1)    (Class 1)    (Class 1)    (Class 1)   (Class 1)   (Class 1)    (Class 1)
                              -----------  -----------  -----------  ----------  ----------  ----------  -------------
Assets:
   Investments in Trusts, at
      net asset value         $44,673,769  $76,317,039  $65,272,627  $2,363,708  $7,786,851  $9,357,126   $10,300,983
Liabilities:                            0            0            0           0           0           0             0
                              -----------  -----------  -----------  ----------  ----------  ----------   -----------
Net assets:                   $44,673,769  $76,317,039  $65,272,627  $2,363,708  $7,786,851  $9,357,126   $10,300,983
                              ===========  ===========  ===========  ==========  ==========  ==========   ===========
   Accumulation units         $44,673,301  $76,317,039  $65,258,357  $2,314,277  $7,697,851  $9,356,576   $10,277,559
   Contracts in payout
      (annuitization) period          468            0       14,270      49,431      89,000         550        23,424
                              -----------  -----------  -----------  ----------  ----------  ----------   -----------
      Total net assets        $44,673,769  $76,317,039  $65,272,627  $2,363,708  $7,786,851  $9,357,126   $10,300,983
                              ===========  ===========  ===========  ==========  ==========  ==========   ===========
Accumulation units
   outstanding                  3,643,431    4,991,101    5,852,219     261,903     531,514   1,426,489     1,137,507
                              ===========  ===========  ===========  ==========  ==========  ==========   ===========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                      30           --          952           4          --          --            --
   Unit value of
      accumulation units      $     11.53  $        --  $      9.20  $     9.64  $       --  $       --   $        --
Contracts with total
   expenses of 0.85%(2):
   Accumulation units
      outstanding               2,984,921    4,476,930    5,007,070      48,761     149,412          --       945,466
   Unit value of
      accumulation units      $     11.95  $     15.16  $     10.09  $    10.20  $    16.86  $       --   $      8.51
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                 118,712      301,435      434,075       8,358      17,949          --        63,546
   Unit value of
      accumulation units      $     11.74  $     14.85  $      9.88  $    10.02  $    16.54  $       --   $      8.34
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                 539,768      212,736      410,122     204,780     364,153   1,426,489       128,495
   Unit value of
      accumulation units      $     14.07  $     18.66  $     25.48  $     8.70  $    13.65  $     6.56   $     13.39

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                                                                                   High-     International
                              Fundamental    Global       Global       Growth        Growth-      Yield       Diversified
                                Growth        Bond       Equities   Opportunities    Income        Bond        Equities
                               Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio     Portfolio
                               (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)    (Class 1)     (Class 1)
                              -----------  -----------  ----------  -------------  -----------  -----------  -------------
Assets:
Investments in Trusts, at
   net asset value            $10,568,571  $16,526,291  $4,927,724    $793,208     $19,101,948  $12,495,060    $5,081,136
Liabilities:                            0            0           0           0               0            0             0
                              -----------  -----------  ----------    --------     -----------  -----------    ----------
Net assets:                   $10,568,571  $16,526,291  $4,927,724    $793,208     $19,101,948  $12,495,060    $5,081,136
                              ===========  ===========  ==========    ========     ===========  ===========    ==========
   Accumulation units         $10,369,159  $16,495,619  $4,865,054    $792,126     $19,019,659  $12,492,710    $5,029,739
   Contracts in payout
      (annuitization) period      199,412       30,672      62,670       1,082          82,289        2,350        51,397
                              -----------  -----------  ----------    --------     -----------  -----------    ----------
      Total net assets        $10,568,571  $16,526,291  $4,927,724    $793,208     $19,101,948  $12,495,060    $5,081,136
                              ===========  ===========  ==========    ========     ===========  ===========    ==========
Accumulation units
   outstanding                  1,522,209    1,054,671     489,251     188,057       1,588,482    1,071,185       697,860
                              ===========  ===========  ==========    ========     ===========  ===========    ==========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                     174           24        --          --               190           21            44
   Unit value of
      accumulation units      $      4.43  $     13.96  $     --      $   --       $      5.96  $     11.43    $    10.13
Contracts with total
   expenses of 0.85%(2):
   Accumulation units
      outstanding               1,014,942      810,972     265,220     178,273         890,342      866,989       441,337
   Unit value of
      accumulation units      $      4.83  $     14.85  $     6.56    $   4.21     $      6.51  $     11.13    $     6.30
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                  88,358       77,287      12,226       9,784          52,933       78,241        37,625
   Unit value of
      accumulation units      $      4.73  $     14.55  $     6.43    $   4.37     $      6.38  $     10.92    $     6.18
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                 418,735      166,388     211,805        --           645,017      125,934       218,854
   Unit value of
      accumulation units      $     12.53  $     20.18  $    14.68    $   --       $     20.11  $     15.78    $     9.45

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                              International       MFS
                                 Growth      Massachusetts       MFS                                 Small
                                   and         Investors        Total       Mid-Cap      Real       Company
                                 Income          Trust         Return        Growth     Estate       Value    Technology
                                Portfolio      Portfolio      Portfolio    Portfolio   Portfolio   Portfolio   Portfolio
                                (Class 1)      (Class 1)      (Class 1)    (Class 1)   (Class 1)   (Class 1)   (Class 1)
                              -------------  -------------  ------------  ----------  ----------  ----------  ----------
Assets:
   Investments in Trusts, at
      net asset value          $11,009,858     $3,085,844   $102,227,600  $2,318,266  $4,756,909  $3,353,978   $252,953
Liabilities:                             0              0              0           0           0           0          0
                               -----------     ----------   ------------  ----------  ----------  ----------   --------
Net assets:                    $11,009,858     $3,085,844   $102,227,600  $2,318,266  $4,756,909  $3,353,978   $252,953
                               ===========     ==========   ============  ==========  ==========  ==========   ========
   Accumulation units          $10,982,847     $3,074,651   $102,224,019  $2,306,959  $4,750,439  $3,351,403   $252,953
   Contracts in payout
      (annuitization) period        27,011         11,193          3,581      11,307       6,470       2,575          0
                               -----------     ----------   ------------  ----------  ----------  ----------   --------
      Total net assets         $11,009,858     $3,085,844   $102,227,600  $2,318,266  $4,756,909  $3,353,978   $252,953
                               ===========     ==========   ============  ==========  ==========  ==========   ========
Accumulation units
   outstanding                   1,283,469        388,579      8,100,695     361,701     299,890     196,515    161,321
                               ===========     ==========   ============  ==========  ==========  ==========   ========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                      712             --             --          --          15         362         --
   Unit value of
      accumulation units       $      7.21     $       --   $         --  $       --  $    14.69  $    12.23   $     --
Contracts with total
   expenses of 0.85%(2):
   Accumulation units
      outstanding                  869,397        346,626      7,512,483     332,919     179,780          --    149,338
   Unit value of
      accumulation units       $      8.03     $     7.96   $      12.64  $     6.42  $    16.91  $       --   $   1.57
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                   68,061         41,953        588,212      28,782      10,418          --     11,983
   Unit value of
      accumulation units       $      7.87     $     7.80   $      12.38  $     6.29  $    16.57  $       --   $   1.54
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                  345,299             --             --          --     109,677     196,153         --
   Unit value of
      accumulation units       $     10.11     $       --   $         --  $       --  $    14.08  $    17.08   $     --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                             Total                                             Blue
                                Telecom     Return     Aggressive   Alliance                   Chip      Capital
                                Utility      Bond        Growth      Growth      Balanced     Growth     Growth
                               Portfolio   Portfolio    Portfolio   Portfolio    Portfolio  Portfolio   Portfolio
                               (Class 1)   (Class 1)    (Class 3)   (Class 3)    (Class 3)  (Class 3)   (Class 3)
                              ----------  -----------  ----------  -----------  ----------  ---------  ----------
Assets:
   Investments in Trusts, at
      net asset value         $1,862,882  $15,551,746   $325,076   $10,283,061  $1,991,393   $881,600  $2,993,747
Liabilities:                           0            0          0             0           0          0           0
                              ----------  -----------   --------   -----------  ----------   --------  ----------
Net assets:                   $1,862,882  $15,551,746   $325,076   $10,283,061  $1,991,393   $881,600  $2,993,747
                              ==========  ===========   ========   ===========  ==========   ========  ==========
   Accumulation units         $1,853,671  $15,551,746   $325,076   $10,283,061  $1,984,800   $881,600  $2,993,747
   Contracts in payout
      (annuitization) period       9,211            0          0             0       6,593          0           0
                              ----------  -----------   --------   -----------  ----------   --------  ----------
      Total net assets        $1,862,882  $15,551,746   $325,076   $10,283,061  $1,991,393   $881,600  $2,993,747
                              ==========  ===========   ========   ===========  ==========   ========  ==========
Accumulation units
   outstanding                   185,202      902,304     62,443     1,773,630     266,206    199,873     542,220
                              ==========  ===========   ========   ===========  ==========   ========  ==========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                     52           --         --            --          --         --          --
   Unit value of
      accumulation units      $     8.32  $        --   $     --   $        --  $       --   $     --  $       --
Contracts with total
   expenses of 0.85%(2):
   Accumulation units
      outstanding                 56,516      795,037     61,895     1,742,225     263,947    199,824     534,034
   Unit value of
      accumulation units      $     7.82  $     16.62   $   5.21   $      5.80  $     7.48   $   4.41  $     5.52
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                  5,020       34,458        548        31,405       2,259         49       8,186
   Unit value of
      accumulation units      $     7.67  $     16.29   $   5.13   $      5.68  $     7.28   $   4.29  $     5.41
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                123,614       72,809         --            --          --         --          --
   Unit value of
      accumulation units      $    11.18  $     24.38   $     --   $        --  $       --   $     --  $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                                                        "Dogs" of
                                  Cash       Corporate   Davis Venture     Wall     Emerging       Equity       Foreign
                               Management      Bond          Value       Street      Markets   Opportunities     Value
                               Portfolio     Portfolio     Portfolio    Portfolio   Portfolio    Portfolio     Portfolio
                               (Class 3)     (Class 3)     (Class 3)    (Class 3)   (Class 3)    (Class 3)     (Class 3)
                              -----------  ------------  -------------  ---------  ----------  -------------  -----------
Assets:
   Investments in Trusts, at
      net asset value         $22,315,806  $154,733,770   $76,156,795   $596,737   $7,445,005     $727,097    $44,685,557
Liabilities:                            0             0             0          0            0            0              0
                              -----------  ------------   -----------   --------   ----------     --------    -----------
Net assets:                   $22,315,806  $154,733,770   $76,156,795   $596,737   $7,445,005     $727,097    $44,685,557
                              ===========  ============   ===========   ========   ==========     ========    ===========
   Accumulation units         $22,315,806  $154,733,770   $76,156,795   $596,737   $7,416,790     $716,064    $44,685,557
   Contracts in payout
      (annuitization) period            0             0             0          0       28,215       11,033              0
                              -----------  ------------   -----------   --------   ----------     --------    -----------
      Total net assets        $22,315,806  $154,733,770   $76,156,795   $596,737   $7,445,005     $727,097    $44,685,557
                              ===========  ============   ===========   ========   ==========     ========    ===========
Accumulation units
   outstanding                  1,880,894    10,287,566     7,608,802     58,953      445,284       86,148      6,208,269
                              ===========  ============   ===========   ========   ==========     ========    ===========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                      --            --            --         --           --           --             --
   Unit value of
      accumulation units      $        --  $         --   $        --   $     --   $       --     $     --    $        --
Contracts with total
   expenses of 0.85% (2):
   Accumulation units
      outstanding               1,874,622    10,135,061     7,491,086     56,776      440,121       81,008      6,112,300
   Unit value of
      accumulation units      $     11.87  $      15.05   $     10.01   $  10.13   $    16.72     $   8.45    $      7.20
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                   6,272       152,505       117,716      2,177        5,163        5,140         95,969
   Unit value of
      accumulation units      $     11.57  $      14.73   $      9.81   $   9.92   $    16.41     $   8.28    $      7.15
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                      --            --            --         --           --           --             --
   Unit value of
      accumulation units      $        --  $         --   $        --   $     --   $       --     $     --    $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                                                                                           International
                              Fundamental     Global      Global       Growth       Growth-    High-Yield   Diversified
                                 Growth        Bond      Equities  Opportunities    Income        Bond        Equities
                               Portfolio    Portfolio   Portfolio    Portfolio     Portfolio   Portfolio     Portfolio
                               (Class 3)    (Class 3)   (Class 3)    (Class 3)     (Class 3)   (Class 3)     (Class 3)
                              -----------  -----------  ---------  -------------  ----------  -----------  -------------
Assets:
   Investments in Trusts, at
      net asset value          $2,632,658  $21,135,804  $846,044    $11,608,941   $3,984,803  $30,816,932    $4,621,050
Liabilities:                            0            0         0              0            0            0             0
                               ----------  -----------  --------    -----------   ----------  -----------    ----------
Net assets:                    $2,632,658  $21,135,804  $846,044    $11,608,941   $3,984,803  $30,816,932    $4,621,050
                               ==========  ===========  ========    ===========   ==========  ===========    ==========
   Accumulation units          $2,623,603  $21,135,804  $846,044    $11,608,941   $3,984,803  $30,816,932    $4,621,050
   Contracts in payout
      (annuitization)
      period                        9,055            0         0              0            0            0             0
                               ----------  -----------  --------    -----------   ----------  -----------    ----------
      Total net assets         $2,632,658  $21,135,804  $846,044    $11,608,941   $3,984,803  $30,816,932    $4,621,050
                               ==========  ===========  ========    ===========   ==========  ===========    ==========
Accumulation units
   outstanding                    549,106    1,434,506   129,923      2,777,829      617,396    2,789,881       739,607
                               ==========  ===========  ========    ===========   ==========  ===========    ==========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                      --           --        --             --           --           --            --
   Unit value of
      accumulation units       $       --  $        --  $     --    $        --   $       --  $        --    $       --
Contracts with total
   expenses of 0.85% (2):
   Accumulation units
      outstanding                 545,527    1,408,979   129,241      2,745,991      604,806    2,747,356       731,084
   Unit value of
      accumulation units       $     4.80  $     14.74  $   6.51    $      4.18   $     6.46  $     11.05    $     6.25
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                   3,579       25,527       682         31,838       12,590       42,525         8,523
   Unit value of
      accumulation units       $     4.67  $     14.44  $   6.38    $      4.33   $     6.29  $     10.84    $     6.13
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                      --           --        --             --           --           --            --
   Unit value of
      accumulation units       $       --  $        --  $     --    $        --   $       --  $        --    $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                                                 MFS
                                 International    Marsico   Massachusetts                                            Small &
                                     Growth       Focused     Investors      MFS Total     Mid-Cap                   Mid Cap
                                   and Income     Growth         Trust         Return       Growth    Real Estate     Value
                                   Portfolio     Portfolio    Portfolio      Portfolio    Portfolio    Portfolio    Portfolio
                                   (Class 3)     (Class 3)    (Class 3)      (Class 3)    (Class 3)    (Class 3)    (Class 3)
                                 -------------  ----------  -------------  ------------  -----------  -----------  -----------
Assets:
   Investments in Trusts,
      at net asset value          $30,298,969   $2,178,337   $17,372,829   $114,373,843   $1,417,554  $18,781,465  $34,926,394
Liabilities:                                0            0             0              0            0            0            0
                                  -----------   ----------   -----------   ------------   ----------  -----------  -----------
Net assets:                       $30,298,969   $2,178,337   $17,372,829   $114,373,843   $1,417,554  $18,781,465  $34,926,394
                                  ===========   ==========   ===========   ============   ==========  ===========  ===========
   Accumulation units             $30,298,969   $2,178,337   $17,372,829   $114,373,843   $1,417,554  $18,781,465  $34,926,394
   Contracts in payout
      (annuitization) period                0            0             0              0            0            0            0
                                  -----------   ----------   -----------   ------------   ----------  -----------  -----------
      Total net assets            $30,298,969   $2,178,337   $17,372,829   $114,373,843   $1,417,554  $18,781,465  $34,926,394
                                  ===========   ==========   ===========   ============   ==========  ===========  ===========
Accumulation units
   outstanding                      3,804,703      314,756     2,201,312      9,125,344      222,621    1,120,199    4,937,535
                                  ===========   ==========   ===========   ============   ==========  ===========  ===========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                          --           --            --             --           --           --           --
   Unit value of accumulation
      units                       $        --   $       --   $        --   $         --   $       --  $        --  $        --
Contracts with total
   expenses of 0.85% (2):
   Accumulation units
      outstanding                   3,761,963      300,386     2,174,932      8,954,648      215,414    1,107,119    4,884,063
   Unit value of accumulation
      units                       $      7.97   $     6.92   $      7.90   $      12.54   $     6.37  $     16.77  $      7.07
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                      42,740       14,370        26,380        170,696        7,207       13,080       53,472
   Unit value of accumulation
      units                       $      7.81   $     6.87   $      7.64   $      12.28   $     6.24  $     16.43  $      7.02
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                          --           --            --             --           --           --           --
   Unit value of accumulation
      units                       $        --   $       --   $        --   $         --   $       --  $        --  $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                 Small
                                Company                 Telecom   Total Return    Capital                  Growth and
                                 Value     Technology   Utility       Bond        Growth      Comstock       Income
                               Portfolio    Portfolio  Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                               (Class 3)    (Class 3)  (Class 3)    (Class 3)   (Class II)   (Class II)    (Class II)
                              -----------  ----------  ---------  ------------  ----------  ------------  ------------
Assets:
   Investments in Trusts, at
      net asset value         $21,168,104   $447,853    $647,657   $49,435,090  $5,488,421  $206,766,356  $211,553,323
Liabilities:                            0          0           0             0           0             0             0
                              -----------   --------    --------   -----------  ----------  ------------  ------------
Net assets:                   $21,168,104   $447,853    $647,657   $49,435,090  $5,488,421  $206,766,356  $211,553,323
                              ===========   ========    ========   ===========  ==========  ============  ============
   Accumulation units         $21,163,268   $447,853    $647,657   $49,435,090  $5,422,753  $206,766,356  $211,368,615
   Contracts in payout
      (annuitization) period        4,836          0           0             0      65,668             0       184,708
                              -----------   --------    --------   -----------  ----------  ------------  ------------
      Total net assets        $21,168,104   $447,853    $647,657   $49,435,090  $5,488,421  $206,766,356  $211,553,323
                              ===========   ========    ========   ===========  ==========  ============  ============
Accumulation units
   outstanding                  3,367,697    287,583      83,648     2,997,955     772,256    23,758,537    20,637,120
                              ===========   ========    ========   ===========  ==========  ============  ============
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                      --         --          --            --          --            --            --
   Unit value of
      accumulation units      $        --   $     --    $     --   $        --  $       --  $         --  $         --
Contracts with total
   expenses of 0.85% (2):
   Accumulation units
      outstanding               3,324,033    287,464      80,416     2,961,651     706,593    22,807,823    19,759,068
   Unit value of
      accumulation units      $      6.29   $   1.56    $   7.75   $     16.49  $     7.12  $       8.71  $      10.26
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                  43,664        119       3,232        36,304      65,663       950,714       878,052
   Unit value of
      accumulation units      $      6.24   $   1.52    $   7.60   $     16.17  $     7.01  $       8.55  $      10.05
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                      --         --          --            --          --            --            --
   Unit value of
      accumulation units      $        --   $     --    $     --   $        --  $       --  $         --  $         --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                                                                                                   Franklin
                               Growth and     Mid Cap       Asset                                                   Income
                                 Income        Value      Allocation   Global Growth                   Growth-    Securities
                                Portfolio    Portfolio       Fund           Fund       Growth Fund   Income Fund     Fund
                               (Class VC)    (Class VC)    (Class 2)     (Class 2)      (Class 2)     (Class 2)    (Class 2)
                              ------------  -----------  ------------  -------------  ------------  ------------  ----------
Assets:
   Investments in Trusts, at
      net asset value         $131,090,165  $80,026,356  $306,848,165   $254,008,177  $201,612,748  $368,806,501  $7,934,838
Liabilities:                             0            0             0              0             0             0           0
                              ------------  -----------  ------------   ------------  ------------  ------------  ----------
Net assets:                   $131,090,165  $80,026,356  $306,848,165   $254,008,177  $201,612,748  $368,806,501  $7,934,838
                              ============  ===========  ============   ============  ============  ============  ==========
   Accumulation units         $130,978,764  $79,991,077  $306,187,705   $253,871,908  $201,440,887  $368,636,444  $7,934,838
   Contracts in payout
      (annuitization) period       111,401       35,279       660,460        136,269       171,861       170,057           0
                              ------------  -----------  ------------   ------------  ------------  ------------  ----------
      Total net assets        $131,090,165  $80,026,356  $306,848,165   $254,008,177  $201,612,748  $368,806,501  $7,934,838
                              ============  ===========  ============   ============  ============  ============  ==========
Accumulation units
   outstanding                  15,241,513    8,811,469    24,735,961     15,826,565    14,743,935    30,081,713   1,082,357
                              ============  ===========  ============   ============  ============  ============  ==========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                       --           --            --             --            --            --          --
   Unit value of
      accumulation units      $         --  $        --  $         --   $         --  $         --  $         --  $       --
Contracts with total
   expenses of 0.85% (2):
   Accumulation units
      outstanding               14,451,759    8,338,778    23,807,504     15,286,296    14,042,494    28,869,929   1,071,486
   Unit value of
      accumulation units      $       8.61  $      9.09  $      12.41   $      16.06  $      13.68  $      12.27  $     7.33
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                  789,754      472,691       928,457        540,269       701,441     1,211,784      10,871
   Unit value of
      accumulation units      $       8.46  $      8.93  $      12.22   $      15.81  $      13.47  $      12.06  $     7.32
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                       --           --            --             --            --            --          --
   Unit value of
      accumulation units      $         --  $        --  $         --   $         --  $         --  $         --  $       --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2009
                                   (continued)

                                Franklin
                                Templeton
                              VIP Founding
                                  Funds
                               Allocation
                                  Fund
                                (Class 2)
                              ------------
Assets:
   Investments in Trusts, at
      net asset value          $18,067,282
Liabilities:                             0
                               -----------
Net assets:                    $18,067,282
                               ===========
   Accumulation units          $18,067,282
   Contracts in payout
      (annuitization) period             0
                               -----------
      Total net assets         $18,067,282
                               ===========
Accumulation units
   outstanding                   2,716,589
                               ===========
Contracts with total
   expenses of 0.85%(1):
   Accumulation units
      outstanding                       --
   Unit value of
      accumulation units       $        --
Contracts with total
   expenses of 0.85% (2):
   Accumulation units
      outstanding                2,705,580
   Unit value of
      accumulation units       $      6.65
Contracts with total
   expenses of 1.10%:
   Accumulation units
      outstanding                   11,009
   Unit value of
      accumulation units       $      6.63
Contracts with total
   expenses of 1.25%:
   Accumulation units
      outstanding                       --
   Unit value of
      accumulation units       $        --

(1)  Offered in Polaris Plus product.

(2) Offered in Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum products.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2009

                                                                               Net Asset
                                                                                 Value       Net Asset                     Level
Variable Accounts                                                   Shares     Per Share       Value          Cost       (Note A)
-----------------                                                 ----------   ---------   ------------   ------------   --------
ANCHOR SERIES TRUST:
   Asset Allocation Portfolio (Class 1)                            1,133,313     $10.19    $ 11,543,112   $ 15,588,712       1
   Capital Appreciation Portfolio (Class 1)                        3,259,004      22.09      72,003,272    113,405,784       1
   Government and Quality Bond Portfolio (Class 1)                 5,657,076      15.20      85,971,493     84,312,865       1
   Growth Portfolio (Class 1)                                      2,741,839      13.93      38,205,960     69,229,409       1
   Asset Allocation Portfolio (Class 3)                              344,804      10.14       3,494,991      4,748,084       1
   Capital Appreciation Portfolio (Class 3)                        4,330,934      21.74      94,134,741    161,739,273       1
   Government and Quality Bond Portfolio (Class 3)                 5,372,217      15.15      81,374,970     79,820,972       1
   Growth Portfolio (Class 3)                                        285,991      13.88       3,970,032      6,676,245       1
   Natural Resources Portfolio (Class 3)                             219,239      29.75       6,521,441     11,816,175       1

SUNAMERICA SERIES TRUST:
   Aggressive Growth Portfolio (Class 1)                             581,874     $ 6.08    $  3,540,639   $  7,840,102       1
   Alliance Growth Portfolio (Class 1)                             1,337,893      16.01      21,415,071     40,012,569       1
   Balanced Portfolio (Class 1)                                    1,549,103      11.01      17,053,832     24,901,829       1
   Blue Chip Growth Portfolio (Class 1)                              184,044       5.10         938,950      1,181,255       1
   Capital Growth Portfolio (Class 1)                                196,573       5.99       1,178,444      1,436,834       1
   Cash Management Portfolio (Class 1)                             4,072,452      10.97      44,673,769     45,193,383       1
   Corporate Bond Portfolio (Class 1)                              6,776,427      11.26      76,317,039     79,087,331       1
   Davis Venture Value Portfolio (Class 1)                         4,003,407      16.30      65,272,627     96,616,848       1
   "Dogs" of Wall Street Portfolio (Class 1)                         426,943       5.54       2,363,708      3,707,018       1
   Emerging Markets Portfolio (Class 1)                            1,466,571       5.31       7,786,851     15,576,132       1
   Equity Index Portfolio (Class 1)                                1,263,340       7.41       9,357,126     13,967,386       1
   Equity Opportunities Portfolio (Class 1)                        1,281,901       8.04      10,300,983     17,141,882       1
   Fundamental Growth Portfolio (Class 1)                            975,740      10.83      10,568,571     18,945,973       1
   Global Bond Portfolio (Class 1)                                 1,431,320      11.55      16,526,291     17,003,935       1
   Global Equities Portfolio (Class 1)                               510,584       9.65       4,927,724      8,148,926       1
   Growth Opportunities Portfolio (Class 1)                          168,543       4.71         793,208      1,084,148       1
   Growth-Income Portfolio (Class 1)                               1,340,921      14.25      19,101,948     33,753,307       1
   High-Yield Bond Portfolio (Class 1)                             2,733,298       4.57      12,495,060     17,797,802       1
   International Diversified Equities Portfolio (Class 1)            794,191       6.40       5,081,136      7,432,355       1
   International Growth and Income Portfolio (Class 1)             1,702,042       6.47      11,009,858     21,634,978       1
   MFS Massachusetts Investors Trust Portfolio (Class 1)             307,871      10.02       3,085,844      3,684,493       1
   MFS Total Return Portfolio (Class 1)                            8,609,712      11.87     102,227,600    138,608,848       1
   Mid-Cap Growth Portfolio (Class 1)                                328,598       7.06       2,318,266      3,285,808       1
   Real Estate Portfolio (Class 1)                                   647,278       7.35       4,756,909     10,815,321       1
   Small Company Value Portfolio (Class 1)                           316,291      10.60       3,353,978      4,059,486       1
   Technology Portfolio (Class 1)                                    140,099       1.81         252,953        396,330       1
   Telecom Utility Portfolio (Class 1)                               246,049       7.57       1,862,882      2,807,112       1
   Total Return Bond Portfolio (Class 1)                           1,956,659       7.95      15,551,746     14,988,655       1
   Aggressive Growth Portfolio (Class 3)                              53,899       6.03         325,076        617,069       1
   Alliance Growth Portfolio (Class 3)                               647,019      15.89      10,283,061     14,185,154       1
   Balanced Portfolio (Class 3)                                      181,362      10.98       1,991,393      2,298,949       1
   Blue Chip Growth Portfolio (Class 3)                              173,323       5.09         881,600      1,109,197       1
   Capital Growth Portfolio (Class 3)                                505,487       5.92       2,993,747      4,249,419       1
   Cash Management Portfolio (Class 3)                             2,042,671      10.92      22,315,806     22,547,652       1
   Corporate Bond Portfolio (Class 3)                             13,793,164      11.22     154,733,770    160,350,875       1
   Davis Venture Value Portfolio (Class 3)                         4,689,622      16.24      76,156,795    125,484,039       1
   "Dogs" of Wall Street Portfolio (Class 3)                         108,181       5.52         596,737        895,687       1
   Emerging Markets Portfolio (Class 3)                            1,417,271       5.25       7,445,005     11,801,923       1
   Equity Opportunities Portfolio (Class 3)                           90,839       8.00         727,097      1,257,722       1
   Foreign Value Portfolio (Class 3)                               4,152,854      10.76      44,685,557     67,784,238       1
   Fundamental Growth Portfolio (Class 3)                            245,741      10.71       2,632,658      3,744,411       1
   Global Bond Portfolio (Class 3)                                 1,846,938      11.44      21,135,804     21,825,553       1
   Global Equities Portfolio (Class 3)                                88,220       9.59         846,044      1,422,131       1
   Growth Opportunities Portfolio (Class 3)                        2,513,251       4.62      11,608,941     13,058,964       1
   Growth-Income Portfolio (Class 3)                                 280,416      14.21       3,984,803      7,033,865       1
   High-Yield Bond Portfolio (Class 3)                             6,767,557       4.55      30,816,932     42,797,476       1
   International Diversified Equities Portfolio (Class 3)            727,747       6.35       4,621,050      7,628,817       1
   International Growth and Income Portfolio (Class 3)             4,675,605       6.48      30,298,969     50,977,836       1
   Marsico Focused Growth Portfolio (Class 3)                        360,117       6.05       2,178,337      3,810,381       1
   MFS Massachusetts Investors Trust Portfolio (Class 3)           1,737,444      10.00      17,372,829     18,975,051       1
   MFS Total Return Portfolio (Class 3)                            9,663,277      11.84     114,373,843    160,537,147       1
   Mid-Cap Growth Portfolio (Class 3)                                204,278       6.94       1,417,554      1,889,494       1
   Real Estate Portfolio (Class 3)                                 2,573,281       7.30      18,781,465     26,845,828       1
   Small & Mid Cap Value Portfolio (Class 3)                       3,292,928      10.61      34,926,394     42,964,783       1
   Small Company Value Portfolio (Class 3)                         2,007,358      10.55      21,168,104     28,482,868       1
   Technology Portfolio (Class 3)                                    252,300       1.78         447,853        572,248       1
   Telecom Utility Portfolio (Class 3)                                85,783       7.55         647,657        914,935       1
   Total Return Bond Portfolio (Class 3)                           6,264,377       7.89      49,435,090     47,143,598       1

VAN KAMPEN LIFE INVESTMENT TRUST (Class II):
   Capital Growth Portfolio                                          266,170     $20.62    $  5,488,421   $  6,662,283       1
   Comstock Portfolio                                             26,748,558       7.73     206,766,356    332,946,172       1
   Growth and Income Portfolio                                    16,816,639      12.58     211,553,323    315,071,551       1

LORD ABBETT SERIES FUND, INC. (Class VC):
   Growth and Income Portfolio                                     8,067,087     $16.25    $131,090,165   $209,337,646       1
   Mid Cap Value Portfolio                                         7,792,245      10.27      80,026,356    145,975,342       1

AMERICAN FUNDS INSURANCE SERIES (Class 2):
   Asset Allocation Fund                                          24,947,005     $12.30    $306,848,165   $409,322,038       1
   Global Growth Fund                                             17,676,282      14.37     254,008,177    360,674,434       1
   Growth Fund                                                     5,676,035      35.52     201,612,748    310,073,971       1
   Growth-Income Fund                                             14,986,042      24.61     368,806,501    557,541,912       1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (Class 2):
   Franklin Income Securities Fund                                   673,586     $11.78    $  7,934,838   $  8,695,162       1
   Franklin Templeton VIP Founding Funds Allocation Fund           3,214,819       5.62      18,067,282     21,020,278       1

(A) Represents the level within the fair value hierarchy under which the portfolio is classified as defined in FAS 157, Fair Value Measurements, and described in Note 3 to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009

                                                          Government                                              Government
                                 Asset        Capital         and                       Asset        Capital         and
                               Allocation  Appreciation  Quality Bond     Growth      Allocation  Appreciation  Quality Bond
                               Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                               (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 3)     (Class 3)     (Class 3)
                              -----------  ------------  ------------  ------------  -----------  ------------  ------------
Investment income:
   Dividends                  $   486,034  $          0   $3,695,217   $    452,728  $   117,190  $          0   $2,677,344
                              -----------  ------------   ----------   ------------  -----------  ------------   ----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                       (148,541)     (889,833)    (838,295)      (473,564)     (30,373)     (862,517)    (611,579)
                              -----------  ------------   ----------   ------------  -----------  ------------   ----------
Net investment income (loss)      337,493      (889,833)   2,856,922        (20,836)      86,817      (862,517)   2,065,765
                              -----------  ------------   ----------   ------------  -----------  ------------   ----------
Net realized gains (losses)
   from sale of securities     (1,033,451)   (6,830,067)      40,509     (7,749,906)    (425,419)   (2,116,853)     169,855
Realized gain distributions     2,536,863    23,815,241            0     11,870,047      670,749    24,243,458            0
                              -----------  ------------   ----------   ------------  -----------  ------------   ----------
Net realized gains (losses)     1,503,412    16,985,174       40,509      4,120,141      245,330    22,126,605      169,855
                              -----------  ------------   ----------   ------------  -----------  ------------   ----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period          1,553,365    19,113,142    2,269,071     (1,593,008)     (28,077)     (997,625)   1,504,982
   End of period               (4,045,600)  (41,402,512)   1,658,628    (31,023,449)  (1,253,093)  (67,604,532)   1,553,998
                              -----------  ------------   ----------   ------------  -----------  ------------   ----------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                 (5,598,965)  (60,515,654)    (610,443)   (29,430,441)  (1,225,016)  (66,606,907)      49,016
                              -----------  ------------   ----------   ------------  -----------  ------------   ----------
Increase (decrease) in net
   assets from operations     $(3,758,060) $(44,420,313)  $2,286,988   $(25,331,136) $  (892,869) $(45,342,819)  $2,284,636
                              ===========  ============   ==========   ============  ===========  ============   ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                             Natural     Aggressive    Alliance                 Blue Chip   Capital
                                 Growth     Resources      Growth       Growth       Balanced     Growth     Growth
                               Portfolio    Portfolio    Portfolio     Portfolio    Portfolio   Portfolio  Portfolio
                               (Class 3)    (Class 3)    (Class 1)     (Class 1)    (Class 1)   (Class 1)  (Class 1)
                              -----------  -----------  -----------  ------------  -----------  ---------  ---------
Investment income:
   Dividends                  $    19,951  $    60,925  $    40,237  $     50,617  $   820,498  $   6,272  $       0
                              -----------  -----------  -----------  ------------  -----------  ---------  ---------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (33,616)     (63,709)     (57,956)     (319,684)    (251,090)   (10,155)   (11,903)
                              -----------  -----------  -----------  ------------  -----------  ---------  ---------
Net investment income (loss)      (13,665)      (2,784)     (17,719)     (269,067)     569,408     (3,883)   (11,903)
                              -----------  -----------  -----------  ------------  -----------  ---------  ---------
Net realized gains (losses)
   from sale of securities       (226,092)    (638,121)  (1,086,115)   (3,898,768)  (2,330,480)   (33,817)   (93,257)
Realized gain distributions       900,888    1,714,798            0             0            0          0          0
                              -----------  -----------  -----------  ------------  -----------  ---------  ---------
Net realized gains (losses)       674,796    1,076,677   (1,086,115)   (3,898,768)  (2,330,480)   (33,817)   (93,257)
                              -----------  -----------  -----------  ------------  -----------  ---------  ---------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period           (161,809)   1,298,718   (1,959,454)  (11,242,291)  (3,437,507)   211,870    360,194
   End of period               (2,706,213)  (5,294,734)  (4,299,463)  (18,597,498)  (7,847,997)  (242,305)  (258,390)
                              -----------  -----------  -----------  ------------  -----------  ---------  ---------
Change in net unrealized
   appreciation
   (depreciation) of
    investments                (2,544,404)  (6,593,452)  (2,340,009)   (7,355,207)  (4,410,490)  (454,175)  (618,584)
                              -----------  -----------  -----------  ------------  -----------  ---------  ---------
Increase (decrease) in net
   assets from operations     $(1,883,273) $(5,519,559) $(3,443,843) $(11,523,042) $(6,171,562) $(491,875) $(723,744)
                              ===========  ===========  ===========  ============  ===========  =========  =========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                 Cash      Corporate       Davis       "Dogs" of     Emerging                      Equity
                              Management      Bond     Venture Value  Wall Street     Markets    Equity Index  Opportunities
                               Portfolio   Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                               (Class 1)   (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)
                              ----------  -----------  -------------  -----------  ------------  ------------  -------------
Investment income:
   Dividends                  $1,436,042  $ 3,813,829  $  1,726,318   $   114,439  $    219,536  $   320,855    $   232,753
                              ----------  -----------  ------------   -----------  ------------  -----------    -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                      (383,676)    (723,862)     (804,234)      (34,488)     (118,181)    (166,086)      (117,905)
                              ----------  -----------  ------------   -----------  ------------  -----------    -----------
Net investment income (loss)   1,052,366    3,089,967       922,084        79,951       101,355      154,769        114,848
                              ----------  -----------  ------------   -----------  ------------  -----------    -----------
Net realized gains (losses)
   from sale of securities      (465,491)  (1,559,457)   (4,948,570)     (294,187)   (2,429,963)  (1,070,925)    (1,601,976)
Realized gain distributions            0            0    14,830,951       596,918     4,299,722            0      2,911,360
                              ----------  -----------  ------------   -----------  ------------  -----------    -----------
Net realized gains (losses)     (465,491)  (1,559,457)    9,882,381       302,731     1,869,759   (1,070,925)     1,309,384
                              ----------  -----------  ------------   -----------  ------------  -----------    -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period           201,577    2,613,418    23,179,157       243,721     2,492,877    1,060,810        193,025
   End of period                (519,614)  (2,770,292)  (31,344,221)   (1,343,310)   (7,789,281)  (4,610,260)    (6,840,899)
                              ----------  -----------  ------------   -----------  ------------  -----------    -----------
Change in net unrealized
   appreciation
   (depreciation) of
    investments                 (721,191)  (5,383,710)  (54,523,378)   (1,587,031)  (10,282,158)  (5,671,070)    (7,033,924)
                              ----------  -----------  ------------   -----------  ------------  -----------    -----------
Increase (decrease) in net
   assets from operations     $ (134,316) $(3,853,200) $(43,718,913)  $(1,204,349) $ (8,311,044) $(6,587,226)   $(5,609,692)
                              ==========  ===========  ============   ===========  ============  ===========    ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                                               International
                              Fundamental     Global       Global        Growth        Growth-       High-      Diversified
                                 Growth        Bond       Equities   Opportunities     Income      Yield Bond     Equities
                               Portfolio    Portfolio    Portfolio     Portfolio      Portfolio    Portfolio     Portfolio
                               (Class 1)    (Class 1)    (Class 1)     (Class 1)      (Class 1)    (Class 1)     (Class 1)
                              -----------  -----------  -----------  -------------  ------------  -----------  -------------
Investment income:
   Dividends                  $         0  $   658,818  $   192,153    $       0    $    344,347  $ 1,654,038   $   286,360
                              -----------  -----------  -----------    ---------    ------------  -----------   -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                       (153,778)    (182,435)     (77,290)      (7,664)       (293,757)    (129,356)      (72,412)
                              -----------  -----------  -----------    ---------    ------------  -----------   -----------
Net investment income (loss)     (153,778)     476,383      114,863       (7,664)         50,590    1,524,682       213,948
                              -----------  -----------  -----------    ---------    ------------  -----------   -----------
Net realized gains (losses)
   from sale of securities     (1,581,205)     228,564     (694,382)     (21,314)     (3,690,297)  (1,078,387)     (156,304)
Realized gain distributions             0      125,222            0            0       3,842,879            0       203,047
                              -----------  -----------  -----------    ---------    ------------  -----------   -----------
Net realized gains (losses)    (1,581,205)     353,786     (694,382)     (21,314)        152,582   (1,078,387)       46,743
                              -----------  -----------  -----------    ---------    ------------  -----------   -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period         (1,831,011)   1,328,527      424,906       24,538        (906,685)    (657,311)    2,314,124
   End of period               (8,377,402)    (477,644)  (3,221,202)    (290,940)    (14,651,359)  (5,302,742)   (2,351,219)
                              -----------  -----------  -----------    ---------    ------------  -----------   -----------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                 (6,546,391)  (1,806,171)  (3,646,108)    (315,478)    (13,744,674)  (4,645,431)   (4,665,343)
                              -----------  -----------  -----------    ---------    ------------  -----------   -----------
Increase (decrease) in net
   assets from operations     $(8,281,374) $  (976,002) $(4,225,627)   $(344,456)   $(13,541,502) $(4,199,136)  $(4,404,652)
                              ===========  ===========  ===========    =========    ============  ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                              International        MFS                                                   Small
                                  Growth      Massachusetts     MFS Total     Mid-Cap                   Company
                                and Income      Investors        Return        Growth    Real Estate     Value     Technology
                                Portfolio    Trust Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                (Class 1)       (Class 1)       (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                              -------------  ---------------  ------------  -----------  -----------  -----------  ----------
Investment income:
   Dividends                  $    668,919     $    49,482    $  4,524,518  $         0  $   323,522  $    26,245  $       0
                              ------------     -----------    ------------  -----------  -----------  -----------  ---------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (181,845)        (36,632)     (1,089,629)     (25,485)     (76,520)     (56,388)    (2,614)
                              ------------     -----------    ------------  -----------  -----------  -----------  ---------
Net investment income (loss)       487,074          12,850       3,434,889      (25,485)     247,002      (30,143)    (2,614)
                              ------------     -----------    ------------  -----------  -----------  -----------  ---------
Net realized gains (losses)
   from sale of securities      (3,203,960)        (95,488)     (7,622,734)    (402,738)  (1,804,696)    (154,808)   (45,739)
Realized gain distributions      2,397,418               0       9,425,910            0    1,349,607       63,626          0
                              ------------     -----------    ------------  -----------  -----------  -----------  ---------
Net realized gains (losses)       (806,542)        (95,488)      1,803,176     (402,738)    (455,089)     (91,182)   (45,739)
                              ------------     -----------    ------------  -----------  -----------  -----------  ---------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period           2,938,910       1,118,896       2,203,003       (5,763)    (596,098)   1,228,425    (47,261)
   End of period               (10,625,120)       (598,649)    (36,381,248)    (967,542)  (6,058,412)    (705,508)  (143,377)
                              ------------     -----------    ------------  -----------  -----------  -----------  ---------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                 (13,564,030)     (1,717,545)    (38,584,251)    (961,779)  (5,462,314)  (1,933,933)   (96,116)
                              ------------     -----------    ------------  -----------  -----------  -----------  ---------
Increase (decrease) in net
   assets from operations     $(13,883,498)    $(1,800,183)   $(33,346,186) $(1,390,002) $(5,670,401) $(2,055,258) $(144,469)
                              ============     ===========    ============  ===========  ===========  ===========  =========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                             Total
                                Telecom      Return   Aggressive    Alliance              Blue Chip    Capital
                                Utility       Bond      Growth       Growth     Balanced    Growth      Growth
                               Portfolio   Portfolio   Portfolio   Portfolio   Portfolio  Portfolio   Portfolio
                               (Class 1)   (Class 1)   (Class 3)   (Class 3)   (Class 3)  (Class 3)   (Class 3)
                              -----------  ---------  ----------  -----------  ---------  ---------  -----------
Investment income:
   Dividends                  $    77,099  $ 316,909  $   1,590   $         0  $  58,015  $   1,394  $         0
                              -----------  ---------  ---------   -----------  ---------  ---------  -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (29,838)   (91,405)    (3,509)     (105,061)   (14,416)    (6,266)     (24,456)
                              -----------  ---------  ---------   -----------  ---------  ---------  -----------
Net investment income (loss)       47,261    225,504     (1,919)     (105,061)    43,599     (4,872)     (24,456)
                              -----------  ---------  ---------   -----------  ---------  ---------  -----------
Net realized gains (losses)
   from sale of securities       (246,355)    (5,838)   (44,975)     (536,425)  (201,475)    (6,783)    (116,005)
Realized gain distributions             0          0          0             0          0          0            0
                              -----------  ---------  ---------   -----------  ---------  ---------  -----------
Net realized gains (losses)      (246,355)    (5,838)   (44,975)     (536,425)  (201,475)    (6,783)    (116,005)
                              -----------  ---------  ---------   -----------  ---------  ---------  -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period            221,006    (36,203)   (54,677)      581,054    (40,825)    12,098       90,805
   End of period                 (944,230)   563,091   (291,993)   (3,902,093)  (307,556)  (227,597)  (1,255,672)
                              -----------  ---------  ---------   -----------  ---------  ---------  -----------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                 (1,165,236)   599,294   (237,316)   (4,483,147)  (266,731)  (239,695)  (1,346,477)
                              -----------  ---------  ---------   -----------  ---------  ---------  -----------
Increase (decrease) in net
   assets from operations     $(1,364,330) $ 818,960  $(284,210)  $(5,124,633) $(424,607) $(251,350) $(1,486,938)
                              ===========  =========  =========   ===========  =========  =========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                  (continued)

                                                           Davis     "Dogs" of
                                 Cash      Corporate      Venture       Wall      Emerging      Equity         Foreign
                              Management      Bond         Value       Street     Markets    Opportunities      Value
                               Portfolio   Portfolio     Portfolio   Portfolio   Portfolio     Portfolio      Portfolio
                               (Class 3)   (Class 3)     (Class 3)   (Class 3)   (Class 3)     (Class 3)      (Class 3)
                              ----------  -----------  ------------  ---------  -----------  -------------  ------------
Investment income:
   Dividends                  $ 691,561   $ 6,226,391  $  1,232,906  $  22,544  $   112,570    $  11,465    $  1,274,632
                              ---------   -----------  ------------  ---------  -----------    ---------    ------------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                     (173,417)   (1,185,361)     (629,205)    (5,694)     (52,587)      (6,851)       (326,758)
                              ---------   -----------  ------------  ---------  -----------    ---------    ------------
Net investment income (loss)    518,144     5,041,030       603,701     16,850       59,983        4,614         947,874
                              ---------   -----------  ------------  ---------  -----------    ---------    ------------
Net realized gains (losses)
   from sale of securities     (349,694)   (1,300,808)     (567,004)  (150,775)  (2,044,001)     (94,703)       (451,836)
Realized gain distributions           0             0    12,820,105    128,915    2,706,612      180,264       3,752,536
                              ---------   -----------  ------------  ---------  -----------    ---------    ------------
Net realized gains (losses)    (349,694)   (1,300,808)   12,253,101    (21,860)     662,611       85,561       3,300,700
                              ---------   -----------  ------------  ---------  -----------    ---------    ------------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period           30,984     1,898,946    (2,461,845)   (45,736)      59,826     (108,874)       (273,111)
   End of period               (231,846)   (5,617,105)  (49,327,244)  (298,950)  (4,356,918)    (530,625)    (23,098,681)
                              ---------   -----------  ------------  ---------  -----------    ---------    ------------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                 (262,830)   (7,516,051)  (46,865,399)  (253,214)  (4,416,744)    (421,751)    (22,825,570)
                              ---------   -----------  ------------  ---------  -----------    ---------    ------------
Increase (decrease) in net
   assets from operations     $ (94,380)  $(3,775,829) $(34,008,597) $(258,224) $(3,694,150)   $(331,576)   $(18,576,996)
                              =========   ===========  ============  =========  ===========    =========    ============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                  (continued)

                                                                                                               International
                              Fundamental     Global      Global       Growth                     High-Yield    Diversified
                                 Growth        Bond      Equities  Opportunities  Growth-Income      Bond        Equities
                               Portfolio    Portfolio   Portfolio    Portfolio      Portfolio      Portfolio     Portfolio
                               (Class 3)    (Class 3)   (Class 3)    (Class 3)      (Class 3)      (Class 3)     (Class 3)
                              -----------  -----------  ---------  -------------  ------------   ------------  -------------
Investment income:
   Dividends                  $         0  $   604,646  $  28,611   $         0    $    47,516   $  3,414,648   $   210,688
                              -----------  -----------  ---------   -----------    -----------   ------------   -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (20,218)    (158,394)   (10,255)      (49,097)       (41,001)      (239,977)      (44,204)
                              -----------  -----------  ---------   -----------    -----------   ------------   -----------
Net investment income (loss)      (20,218)     446,252     18,356       (49,097)         6,515      3,174,671       166,484
                              -----------  -----------  ---------   -----------    -----------   ------------   -----------
Net realized gains (losses)
   from sale of securities       (183,867)     256,868   (165,721)          328       (548,001)      (536,638)     (255,518)
Realized gain distributions             0      123,458          0             0        745,965              0       163,120
                              -----------  -----------  ---------   -----------    -----------   ------------   -----------
Net realized gains (losses)      (183,867)     380,326   (165,721)          328        197,964       (536,638)      (92,398)
                              -----------  -----------  ---------   -----------    -----------   ------------   -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period             58,863      667,358     (7,509)       24,432       (339,199)    (1,153,743)      206,866
   End of period               (1,111,753)    (689,749)  (576,087)   (1,450,023)    (3,049,062)   (11,980,544)   (3,007,767)
                              -----------  -----------  ---------   -----------    -----------   ------------   -----------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                 (1,170,616)  (1,357,107)  (568,578)   (1,474,455)    (2,709,863)   (10,826,801)   (3,214,633)
                              -----------  -----------  ---------   -----------    -----------   ------------   -----------
Increase (decrease) in net
   assets from operations     $(1,374,701) $  (530,529) $(715,943)  $(1,523,224)   $(2,505,384)  $ (8,188,768)  $(3,140,547)
                              ===========  ===========  =========   ===========    ===========   ============   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                  (continued)

                              International                     MFS
                                 Growth         Marsico    Massachusetts       MFS                                Small &
                                   and          Focused      Investors        Total      Mid-Cap       Real       Mid Cap
                                 Income         Growth         Trust         Return       Growth      Estate       Value
                                Portfolio      Portfolio     Portfolio      Portfolio   Portfolio   Portfolio    Portfolio
                                (Class 3)      (Class 3)     (Class 3)      (Class 3)   (Class 3)   (Class 3)    (Class 3)
                              -------------  ------------  ------------   ------------  ---------  -----------  -----------
Investment income:
   Dividends                  $    804,656   $     7,015    $    56,882   $  3,969,249  $       0  $   348,894  $    50,945
                              ------------   -----------    -----------   ------------  ---------  -----------  -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                        (209,733)      (22,431)       (66,069)    (1,000,405)   (11,829)     (86,252)    (180,789)
                              ------------   -----------    -----------   ------------  ---------  -----------  -----------
Net investment income (loss)       594,923       (15,416)        (9,187)     2,968,844    (11,829)     262,642     (129,844)
                              ------------   -----------    -----------   ------------  ---------  -----------  -----------
Net realized gains (losses)
   from sale of securities        (570,197)     (248,944)           (52)    (2,082,441)   (54,698)    (326,128)     (54,359)
Realized gain distributions      3,241,880       623,747              0      9,047,865          0    1,617,478    1,793,079
                              ------------   -----------    -----------   ------------  ---------  -----------  -----------
Net realized gains (losses)      2,671,683       374,803            (52)     6,965,424    (54,698)   1,291,350    1,738,720
                              ------------   -----------    -----------   ------------  ---------  -----------  -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period          (1,908,366)       14,356          8,830     (6,654,711)    80,027   (1,367,355)    (556,775)
   End of period               (20,678,867)   (1,632,044)    (1,602,222)   (46,163,304)  (471,940)  (8,064,363)  (8,038,389)
                              ------------   -----------    -----------   ------------  ---------  -----------  -----------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                 (18,770,501)   (1,646,400)    (1,611,052)   (39,508,593)  (551,967)  (6,697,008)  (7,481,614)
                              ------------   -----------    -----------   ------------  ---------  -----------  -----------
Increase (decrease) in net
   assets from operations     $(15,503,895)  $(1,287,013)   $(1,620,291)  $(29,574,325) $(618,494) $(5,143,016) $(5,872,738)
                              ============   ===========    ===========   ============  =========  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                 Small
                                Company                 Telecom      Total       Capital                     Growth and
                                 Value     Technology   Utility   Return Bond     Growth       Comstock        Income
                               Portfolio    Portfolio  Portfolio   Portfolio    Portfolio     Portfolio      Portfolio
                               (Class 3)    (Class 3)  (Class 3)   (Class 3)    (Class II)    (Class II)     (Class II)
                              -----------  ----------  ---------  -----------  -----------  -------------  -------------
Investment income:
   Dividends                  $    40,742  $       0   $  20,502  $  714,676   $         0  $   5,945,881  $   5,305,092
                              -----------  ---------   ---------  ----------   -----------  -------------  -------------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                       (146,178)    (2,910)     (6,435)   (213,276)      (56,172)    (2,086,132)    (2,068,124)
                              -----------  ---------   ---------  ----------   -----------  -------------  -------------
Net investment income (loss)     (105,436)    (2,910)     14,067     501,400       (56,172)     3,859,749      3,236,968
                              -----------  ---------   ---------  ----------   -----------  -------------  -------------
Net realized gains (losses)
   from sale of securities       (117,891)   (65,722)   (130,217)    116,243      (270,866)   (13,548,162)    (7,458,411)
Realized gain distributions       237,067          0           0           0             0              0              0
                              -----------  ---------   ---------  ----------   -----------  -------------  -------------
Net realized gains (losses)       119,176    (65,722)   (130,217)    116,243      (270,866)   (13,548,162)    (7,458,411)
                              -----------  ---------   ---------  ----------   -----------  -------------  -------------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period         (1,046,676)   (24,468)     16,318     (22,908)    1,945,046    (25,461,741)    (5,328,469)
   End of period               (7,314,764)  (124,395)   (267,278)  2,291,492    (1,173,862)  (126,179,816)  (103,518,228)
                              -----------  ---------   ---------  ----------   -----------  -------------  -------------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                 (6,268,088)   (99,927)   (283,596)  2,314,400    (3,118,908)  (100,718,075)   (98,189,759)
                              -----------  ---------   ---------  ----------   -----------  -------------  -------------
Increase (decrease) in net
   assets from operations     $(6,254,348) $(168,559)  $(399,746) $2,932,043   $(3,445,946) $(110,406,488) $(102,411,202)
                              ===========  =========   =========  ==========   ===========  =============  =============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                                                        Franklin
                               Growth and      Mid Cap        Asset          Global                       Growth-        Income
                                 Income         Value       Allocation       Growth         Growth         Income      Securities
                                Portfolio     Portfolio        Fund           Fund           Fund           Fund          Fund
                               (Class VC)    (Class VC)     (Class 2)      (Class 2)      (Class 2)      (Class 2)     (Class 2)
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Investment income:
   Dividends                  $  2,918,148  $  1,583,822  $   9,939,564  $   6,247,876  $   2,327,025  $   8,813,759  $    75,118
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                      (1,396,421)     (918,216)    (2,926,057)    (2,489,723)    (2,053,981)    (3,738,206)     (40,585)
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Net investment income (loss)     1,521,727       665,606      7,013,507      3,758,153        273,044      5,075,553       34,533
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Net realized gains (losses)
   from sale of securities      (9,426,122)  (14,019,558)    (7,664,160)    (5,794,326)    (9,470,261)   (14,867,604)    (315,845)
Realized gain distributions        683,160     5,292,470     15,459,453     27,934,723     31,976,146     33,428,651       31,453
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Net realized gains (losses)     (8,742,962)   (8,727,088)     7,795,293     22,140,397     22,505,885     18,561,047     (284,392)
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period          (2,868,200)  (20,847,328)    22,497,476     53,253,782     38,454,932     32,719,750       15,236
   End of period               (78,247,481)  (65,948,986)  (102,473,873)  (106,666,257)  (108,461,223)  (188,735,411)    (760,324)
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                 (75,379,281)  (45,101,658)  (124,971,349)  (159,920,039)  (146,916,155)  (221,455,161)    (775,560)
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Increase (decrease) in net
   assets from operations     $(82,600,516) $(53,163,140) $(110,162,549) $(134,021,489) $(124,137,226) $(197,818,561) $(1,025,419)
                              ============  ============  =============  =============  =============  =============  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                 Franklin
                               Templeton VIP
                              Founding Funds
                                Allocation
                                   Fund
                                 (Class 2)
                              --------------
Investment income:
   Dividends                   $   384,892
                               -----------
Expenses:
   Charges for distribution,
      mortality and expense
      risk                         (84,003)
                               -----------
Net investment income (loss)       300,889
                               -----------
Net realized gains (losses)
   from sale of securities        (435,769)
Realized gain distributions        381,764
                               -----------
Net realized gains (losses)        (54,005)
                               -----------
Net unrealized appreciation
   (depreciation) of
   investments:
   Beginning of period              18,643
   End of period                (2,952,996)
                               -----------
Change in net unrealized
   appreciation
   (depreciation) of
   investments                  (2,971,639)
                               -----------
Increase (decrease) in net
   assets from operations      $(2,724,755)
                               ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009

                                                                Government                                             Government
                                       Asset        Capital     and Quality                   Asset        Capital    and Quality
                                     Allocation  Appreciation      Bond         Growth      Allocation  Appreciation      Bond
                                     Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                     (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 3)     (Class 3)    (Class 3)
                                    -----------  ------------  ------------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   337,493  $   (889,833) $  2,856,922  $    (20,836) $    86,817  $   (862,517) $ 2,065,765
   Net realized gains (losses)        1,503,412    16,985,174        40,509     4,120,141      245,330    22,126,605      169,855
   Change in net unrealized
      appreciation (depreciation)
      of investments                 (5,598,965)  (60,515,654)     (610,443)  (29,430,441)  (1,225,016)  (66,606,907)      49,016
                                    -----------  ------------  ------------  ------------  -----------  ------------  -----------
   Increase (decrease) in net
      assets from operations         (3,758,060)  (44,420,313)    2,286,988   (25,331,136)    (892,869)  (45,342,819)   2,284,636
                                    -----------  ------------  ------------  ------------  -----------  ------------  -----------
From capital transactions:
      Net proceeds from units sold       90,230       332,671       223,265       178,815       50,656     4,242,761    4,328,526
      Cost of units redeemed         (2,115,715)  (12,292,920)  (16,110,632)   (7,094,564)    (243,342)   (6,115,775)  (6,511,205)
      Net transfers                     237,692    (3,550,817)    7,398,841    (3,520,382)     760,693    30,736,692   26,179,872
      Contract maintenance charge             0             0             0             0       (1,073)      (20,980)     (11,915)
                                    -----------  ------------  ------------  ------------  -----------  ------------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                   (1,787,793)  (15,511,066)   (8,488,526)  (10,436,131)     566,934    28,842,698   23,985,278
                                    -----------  ------------  ------------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets    (5,545,853)  (59,931,379)   (6,201,538)  (35,767,267)    (325,935)  (16,500,121)  26,269,914
Net assets at beginning of period    17,088,965   131,934,651    92,173,031    73,973,227    3,820,926   110,634,862   55,105,056
                                    -----------  ------------  ------------  ------------  -----------  ------------  -----------
Net assets at end of period         $11,543,112  $ 72,003,272  $ 85,971,493  $ 38,205,960  $ 3,494,991  $ 94,134,741  $81,374,970
                                    ===========  ============  ============  ============  ===========  ============  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             5,053        16,843        12,839         9,068        4,068       300,650      297,720
   Units redeemed                      (129,817)     (859,777)   (1,049,723)     (618,458)     (21,817)     (521,314)    (447,369)
   Units transferred                     28,612      (331,272)      512,982      (365,518)      63,453     2,303,874    1,816,388
                                    -----------  ------------  ------------  ------------  -----------  ------------  -----------
Increase (decrease) in units
   outstanding                          (96,152)   (1,174,206)     (523,902)     (974,908)      45,704     2,083,210    1,666,739
Beginning units                         869,404     7,277,987     5,992,724     4,982,926      265,948     6,845,459    3,775,931
                                    -----------  ------------  ------------  ------------  -----------  ------------  -----------
Ending units                            773,252     6,103,781     5,468,822     4,008,018      311,652     8,928,669    5,442,670
                                    ===========  ============  ============  ============  ===========  ============  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                                    Blue
                                             Natural     Aggressive     Alliance                    Chip       Capital
                                Growth      Resources      Growth        Growth      Balanced      Growth      Growth
                               Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio   Portfolio
                               (Class 3)    (Class 3)    (Class 1)     (Class 1)     (Class 1)    (Class 1)   (Class 1)
                              -----------  -----------  -----------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   (13,665) $    (2,784) $   (17,719) $   (269,067) $    569,408  $   (3,883) $  (11,903)
   Net realized gains
      (losses)                    674,796    1,076,677   (1,086,115)   (3,898,768)   (2,330,480)    (33,817)    (93,257)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              (2,544,404)  (6,593,452)  (2,340,009)   (7,355,207)   (4,410,490)   (454,175)   (618,584)
                              -----------  -----------  -----------  ------------  ------------  ----------  ----------
   Increase (decrease) in
      net assets from
      operations               (1,883,273)  (5,519,559)  (3,443,843)  (11,523,042)   (6,171,562)   (491,875)   (723,744)
                              -----------  -----------  -----------  ------------  ------------  ----------  ----------
From capital transactions:
      Net proceeds from
         units sold               219,478       96,462       58,359       147,420       105,757       2,622          28
      Cost of units redeemed     (175,070)    (654,500)    (671,102)   (4,105,947)   (4,579,862)   (170,742)   (133,322)
      Net transfers             1,916,385    3,548,847     (289,388)   (1,485,678)     (540,136)     (9,957)     91,598
      Contract maintenance
         charge                      (844)      (1,512)           0             0             0           0           0
                              -----------  -----------  -----------  ------------  ------------  ----------  ----------
   Increase (decrease) in
      net assets from
      capital transactions      1,959,949    2,989,297     (902,131)   (5,444,205)   (5,014,241)   (178,077)    (41,696)
                              -----------  -----------  -----------  ------------  ------------  ----------  ----------
Increase (decrease) in net
   assets                          76,676   (2,530,262)  (4,345,974)  (16,967,247)  (11,185,803)   (669,952)   (765,440)
Net assets at beginning of
   period                       3,893,356    9,051,703    7,886,613    38,382,318    28,239,635   1,608,902   1,943,884
                              -----------  -----------  -----------  ------------  ------------  ----------  ----------
Net assets at end of period   $ 3,970,032  $ 6,521,441  $ 3,540,639  $ 21,415,071  $ 17,053,832  $  938,950  $1,178,444
                              ===========  ===========  ===========  ============  ============  ==========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      21,657        7,557        6,564         4,791         6,173         529           5
   Units redeemed                 (19,584)     (78,643)     (68,831)     (257,826)     (347,971)    (34,418)    (21,201)
   Units transferred              174,488      318,584      (38,708)     (114,676)      (30,924)     (3,325)     16,053
                              -----------  -----------  -----------  ------------  ------------  ----------  ----------
Increase (decrease) in units
   outstanding                    176,561      247,498     (100,975)     (367,711)     (372,722)    (37,214)     (5,143)
Beginning units                   296,113      617,073      584,193     1,797,555     1,878,292     248,749     217,046
                              -----------  -----------  -----------  ------------  ------------  ----------  ----------
Ending units                      472,674      864,571      483,218     1,429,844     1,505,570     211,535     211,903
                              ===========  ===========  ===========  ============  ============  ==========  ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                              Davis        "Dogs"
                                  Cash        Corporate      Venture      of Wall      Emerging       Equity        Equity
                               Management        Bond         Value        Street       Markets       Index      Opportunities
                                Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio
                                (Class 1)     (Class 1)     (Class 1)    (Class 1)     (Class 1)     (Class 1)     (Class 1)
                              ------------  ------------  ------------  -----------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $  1,052,366  $  3,089,967  $    922,084  $    79,951  $    101,355  $    154,769   $   114,848
   Net realized gains
      (losses)                    (465,491)   (1,559,457)    9,882,381      302,731     1,869,759    (1,070,925)    1,309,384
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                 (721,191)   (5,383,710)  (54,523,378)  (1,587,031)  (10,282,158)   (5,671,070)   (7,033,924)
                              ------------  ------------  ------------  -----------  ------------  ------------   -----------
   Increase (decrease) in
      net assets from
      operations                  (134,316)   (3,853,200)  (43,718,913)  (1,204,349)   (8,311,044)   (6,587,226)   (5,609,692)
                              ------------  ------------  ------------  -----------  ------------  ------------   -----------
From capital transactions:
      Net proceeds from
         units sold              1,409,558       136,898       315,395       12,727        62,610        63,353        70,159
      Cost of units redeemed   (53,286,153)  (12,824,225)  (11,083,833)    (374,370)   (1,561,268)   (2,701,845)   (1,862,740)
      Net transfers             64,181,716      (492,553)   (5,216,814)     (64,231)   (1,471,520)     (790,313)     (527,801)
      Contract maintenance
         charge                          0             0             0            0             0             0             0
                              ------------  ------------  ------------  -----------  ------------  ------------   -----------
   Increase (decrease) in
      net assets from
      capital transactions      12,305,121   (13,179,880)  (15,985,252)    (425,874)   (2,970,178)   (3,428,805)   (2,320,382)
                              ------------  ------------  ------------  -----------  ------------  ------------   -----------
Increase (decrease) in net
   assets                       12,170,805   (17,033,080)  (59,704,165)  (1,630,223)  (11,281,222)  (10,016,031)   (7,930,074)
Net assets at beginning of
   period                       32,502,964    93,350,119   124,976,792    3,993,931    19,068,073    19,373,157    18,231,057
                              ------------  ------------  ------------  -----------  ------------  ------------   -----------
Net assets at end of period   $ 44,673,769  $ 76,317,039  $ 65,272,627  $ 2,363,708  $  7,786,851  $  9,357,126   $10,300,983
                              ============  ============  ============  ===========  ============  ============   ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      116,683         8,729        13,552        1,143         2,803         7,898         6,737
   Units redeemed               (4,401,449)     (872,450)     (837,868)     (35,710)      (83,598)     (342,801)     (183,752)
   Units transferred             5,342,469       (53,463)     (447,461)      (7,445)      (74,996)     (120,691)      (60,044)
                              ------------  ------------  ------------  -----------  ------------  ------------   -----------
Increase (decrease) in units
   outstanding                   1,057,703      (917,184)   (1,271,777)     (42,012)     (155,791)     (455,594)     (237,059)
Beginning units                  2,585,728     5,908,285     7,123,996      303,915       687,305     1,882,083     1,374,566
                              ------------  ------------  ------------  -----------  ------------  ------------   -----------
Ending units                     3,643,431     4,991,101     5,852,219      261,903       531,514     1,426,489     1,137,507
                              ============  ============  ============  ===========  ============  ============   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                                                 International
                               Fundamental     Global       Global        Growth                     High-Yield   Diversified
                                 Growth         Bond       Equities   Opportunities  Growth-Income      Bond       Equities
                                Portfolio    Portfolio    Portfolio     Portfolio      Portfolio     Portfolio     Portfolio
                                (Class 1)    (Class 1)    (Class 1)     (Class 1)      (Class 1)     (Class 1)     (Class 1)
                              ------------  -----------  -----------  -------------  -------------  -----------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   (153,778) $   476,383  $   114,863   $   (7,664)   $     50,590   $ 1,524,682   $   213,948
   Net realized gains
      (losses)                  (1,581,205)     353,786     (694,382)     (21,314)        152,582    (1,078,387)       46,743
   Change in net unrealized
      appreciation
      (depreciation) of
      investments               (6,546,391)  (1,806,171)  (3,646,108)    (315,478)    (13,744,674)   (4,645,431)   (4,665,343)
                              ------------  -----------  -----------   ----------    ------------   -----------   -----------
   Increase (decrease) in
      net assets from
      operations                (8,281,374)    (976,002)  (4,225,627)    (344,456)    (13,541,502)   (4,199,136)   (4,404,652)
                              ------------  -----------  -----------   ----------    ------------   -----------   -----------
From capital transactions:
      Net proceeds from
         units sold                 44,257       44,677       58,588       10,063         132,791        33,269        54,418
      Cost of units
         redeemed               (2,247,293)  (4,385,105)    (977,407)     (87,872)     (4,232,349)   (2,347,415)     (839,161)
      Net transfers               (559,257)     978,492     (520,225)     137,690      (1,520,542)    1,331,158      (350,364)
      Contract maintenance
         charge                          0            0            0            0               0             0             0
                              ------------  -----------  -----------   ----------    ------------   -----------   -----------
   Increase (decrease) in
      net assets from
      capital transactions      (2,762,293)  (3,361,936)  (1,439,044)      59,881      (5,620,100)     (982,988)   (1,135,107)
                              ------------  -----------  -----------   ----------    ------------   -----------   -----------
Increase (decrease) in net
   assets                      (11,043,667)  (4,337,938)  (5,664,671)    (284,575)    (19,161,602)   (5,182,124)   (5,539,759)
Net assets at beginning of
   period                       21,612,238   20,864,229   10,592,395    1,077,783      38,263,550    17,677,184    10,620,895
                              ------------  -----------  -----------   ----------    ------------   -----------   -----------
Net assets at end of period   $ 10,568,571  $16,526,291  $ 4,927,724   $  793,208    $ 19,101,948   $12,495,060   $ 5,081,136
                              ============  ===========  ===========   ==========    ============   ===========   ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                        4,161        2,771        3,345        1,633           4,715         1,821         3,748
   Units redeemed                 (257,831)    (287,803)     (80,389)     (16,803)       (278,488)     (180,383)      (92,464)
   Units transferred               (83,731)      69,570      (54,648)      27,601         (98,305)      126,878       (55,589)
                              ------------  -----------  -----------   ----------    ------------   -----------   -----------
Increase (decrease) in units
   outstanding                    (337,401)    (215,462)    (131,692)      12,431        (372,078)      (51,684)     (144,305)
Beginning units                  1,859,610    1,270,133      620,943      175,626       1,960,560     1,122,869       842,165
                              ------------  -----------  -----------   ----------    ------------   -----------   -----------
Ending units                     1,522,209    1,054,671      489,251      188,057       1,588,482     1,071,185       697,860
                              ============  ===========  ===========   ==========    ============   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                              International       MFS
                                  Growth     Massachusetts       MFS                                   Small
                                   and         Investors        Total       Mid-Cap        Real       Company
                                  Income         Trust         Return        Growth       Estate       Value     Technology
                                Portfolio      Portfolio      Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                (Class 1)      (Class 1)      (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                              -------------  -------------  ------------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $    487,074    $    12,850   $  3,434,889  $   (25,485) $   247,002  $   (30,143) $  (2,614)
   Net realized gains
      (losses)                    (806,542)       (95,488)     1,803,176     (402,738)    (455,089)     (91,182)   (45,739)
   Change in net unrealized
      appreciation
      (depreciation) of
         investments           (13,564,030)    (1,717,545)   (38,584,251)    (961,779)  (5,462,314)  (1,933,933)   (96,116)
                              ------------    -----------   ------------  -----------  -----------  -----------  ---------
   Increase (decrease) in
      net assets from
      operations               (13,883,498)    (1,800,183)   (33,346,186)  (1,390,002)  (5,670,401)  (2,055,258)  (144,469)
                              ------------    -----------   ------------  -----------  -----------  -----------  ---------
From capital transactions:
   Net proceeds from units
      sold                         110,969            209        186,465        1,716       61,201       45,297         59
   Cost of units redeemed       (2,568,582)      (655,314)   (18,379,757)    (324,252)  (1,079,437)    (802,866)   (50,654)
   Net transfers                (3,853,104)      (212,701)    (7,527,896)    (237,551)    (538,064)     (52,184)    18,980
   Contract maintenance
      charge                             0              0              0            0            0            0          0
                              ------------    -----------   ------------  -----------  -----------  -----------  ---------
   Increase (decrease) in
      net assets from
      capital transactions      (6,310,717)      (867,806)   (25,721,188)    (560,087)  (1,556,300)    (809,753)   (31,615)
                              ------------    -----------   ------------  -----------  -----------  -----------  ---------
Increase (decrease) in net
   assets                      (20,194,215)    (2,667,989)   (59,067,374)  (1,950,089)  (7,226,701)  (2,865,011)  (176,084)
Net assets at beginning of
   period                       31,204,073      5,753,833    161,294,974    4,268,355   11,983,610    6,218,989    429,037
                              ------------    -----------   ------------  -----------  -----------  -----------  ---------
Net assets at end of period   $ 11,009,858    $ 3,085,844   $102,227,600  $ 2,318,266  $ 4,756,909  $ 3,353,978  $ 252,953
                              ============    ===========   ============  ===========  ===========  ===========  =========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                        7,184             23         12,510          210        2,383        2,002         43
   Units redeemed                 (227,232)       (70,435)    (1,359,506)     (45,133)     (50,625)     (41,816)   (27,570)
   Units transferred              (397,065)       (33,681)      (607,990)     (34,588)     (34,242)     (10,802)    11,192
                              ------------    -----------   ------------  -----------  -----------  -----------  ---------
Increase (decrease) in units
   outstanding                    (617,113)      (104,093)    (1,954,986)     (79,511)     (82,484)     (50,616)   (16,335)
Beginning units                  1,900,582        492,672     10,055,681      441,212      382,374      247,131    177,656
                              ------------    -----------   ------------  -----------  -----------  -----------  ---------
Ending units                     1,283,469        388,579      8,100,695      361,701      299,890      196,515    161,321
                              ============    ===========   ============  ===========  ===========  ===========  =========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                              Total                                             Blue
                                Telecom       Return    Aggressive    Alliance                  Chip      Capital
                                Utility        Bond       Growth       Growth     Balanced     Growth      Growth
                               Portfolio    Portfolio    Portfolio   Portfolio    Portfolio  Portfolio   Portfolio
                               (Class 1)    (Class 1)    (Class 3)   (Class 3)    (Class 3)  (Class 3)   (Class 3)
                              -----------  -----------  ----------  -----------  ----------  ---------  -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $    47,261  $   225,504  $  (1,919)  $  (105,061) $   43,599  $  (4,872) $   (24,456)
   Net realized gains
      (losses)                   (246,355)      (5,838)   (44,975)     (536,425)   (201,475)    (6,783)    (116,005)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              (1,165,236)     599,294   (237,316)   (4,483,147)   (266,731)  (239,695)  (1,346,477)
                              -----------  -----------  ---------   -----------  ----------  ---------  -----------
   Increase (decrease) in
      net assets from
      operations               (1,364,330)     818,960   (284,210)   (5,124,633)   (424,607)  (251,350)  (1,486,938)
                              -----------  -----------  ---------   -----------  ----------  ---------  -----------
From capital transactions:
      Net proceeds from
         units sold                27,314       29,789     32,507        87,529     133,736      8,046       47,119
      Cost of units redeemed     (413,030)  (1,522,420)   (32,031)     (939,572)   (287,511)   (31,152)    (113,734)
      Net transfers                (8,340)   9,055,744     83,440      (163,609)  1,035,073    416,311    1,733,913
      Contract maintenance
         charge                         0            0       (114)       (2,876)       (376)      (177)        (623)
                              -----------  -----------  ---------   -----------  ----------  ---------  -----------
   Increase (decrease) in
      net assets from
      capital transactions       (394,056)   7,563,113     83,802    (1,018,528)    880,922    393,028    1,666,675
                              -----------  -----------  ---------   -----------  ----------  ---------  -----------
Increase (decrease) in net
   assets                      (1,758,386)   8,382,073   (200,408)   (6,143,161)    456,315    141,678      179,737
Net assets at beginning of
   period                       3,621,268    7,169,673    525,484    16,426,222   1,535,078    739,922    2,814,010
                              -----------  -----------  ---------   -----------  ----------  ---------  -----------
Net assets at end of period   $ 1,862,882  $15,551,746  $ 325,076   $10,283,061  $1,991,393  $ 881,600  $ 2,993,747
                              ===========  ===========  =========   ===========  ==========  =========  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                       2,816        1,765      3,231        13,060      15,474      1,222        5,861
   Units redeemed                 (33,109)     (93,468)    (5,127)     (147,053)    (35,204)    (6,377)     (18,737)
   Units transferred               (6,576)     562,755      9,543       (33,436)    128,332     90,192      239,378
                              -----------  -----------  ---------   -----------  ----------  ---------  -----------
Increase (decrease) in units
   outstanding                    (36,869)     471,052      7,647      (167,429)    108,602     85,037      226,502
Beginning units                   222,071      431,252     54,796     1,941,059     157,604    114,836      315,718
                              -----------  -----------  ---------   -----------  ----------  ---------  -----------
Ending units                      185,202      902,304     62,443     1,773,630     266,206    199,873      542,220
                              ===========  ===========  =========   ===========  ==========  =========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                              Davis       "Dogs"
                                  Cash        Corporate      Venture     of Wall     Emerging      Equity        Foreign
                               Management       Bond          Value       Street     Markets    Opportunities     Value
                                Portfolio     Portfolio     Portfolio   Portfolio   Portfolio     Portfolio     Portfolio
                                (Class 3)     (Class 3)     (Class 3)   (Class 3)   (Class 3)     (Class 3)     (Class 3)
                              ------------  ------------  ------------  ---------  -----------  -------------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $    518,144  $  5,041,030  $    603,701  $  16,850  $    59,983    $   4,614    $    947,874
   Net realized gains
      (losses)                    (349,694)   (1,300,808)   12,253,101    (21,860)     662,611       85,561       3,300,700
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                 (262,830)   (7,516,051)  (46,865,399)  (253,214)  (4,416,744)    (421,751)    (22,825,570)
                              ------------  ------------  ------------  ---------  -----------    ---------    ------------
   Increase (decrease) in
      net assets from
      operations                   (94,380)   (3,775,829)  (34,008,597)  (258,224)  (3,694,150)    (331,576)    (18,576,996)
                              ------------  ------------  ------------  ---------  -----------    ---------    ------------
From capital transactions:
      Net proceeds from
         units sold              2,036,889     7,196,162     4,345,442     45,489      733,559       47,304       3,999,983
      Cost of units redeemed   (16,797,617)   (8,799,417)   (4,824,600)   (35,946)    (384,517)    (129,982)     (2,471,964)
      Net transfers             26,405,927    42,666,311    29,043,567    (24,076)   4,921,533      175,028      23,008,308
      Contract maintenance
         charge                     (4,299)      (27,551)      (15,546)      (160)      (1,081)        (162)         (6,553)
                              ------------  ------------  ------------  ---------  -----------    ---------    ------------
   Increase (decrease) in
      net assets from
      capital transactions      11,640,900    41,035,505    28,548,863    (14,693)   5,269,494       92,188      24,529,774
                              ------------  ------------  ------------  ---------  -----------    ---------    ------------
Increase (decrease) in net
   assets                       11,546,520    37,259,676    (5,459,734)  (272,917)   1,575,344     (239,388)      5,952,778
Net assets at beginning of
   period                       10,769,286   117,474,094    81,616,529    869,654    5,869,661      966,485      38,732,779
                              ------------  ------------  ------------  ---------  -----------    ---------    ------------
Net assets at end of period   $ 22,315,806  $154,733,770  $ 76,156,795  $ 596,737  $ 7,445,005    $ 727,097    $ 44,685,557
                              ============  ============  ============  =========  ===========    =========    ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      171,140       479,612       336,404      3,410       32,618        4,496         428,134
   Units redeemed               (1,412,744)     (612,003)     (438,195)    (3,486)     (22,862)     (12,562)       (320,337)
   Units transferred             2,219,251     2,873,399     2,520,734        272      248,286       16,508       2,852,512
                              ------------  ------------  ------------  ---------  -----------    ---------    ------------
Increase (decrease) in units
   outstanding                     977,647     2,741,008     2,418,943        196      258,042        8,442       2,960,309
Beginning units                    903,247     7,546,558     5,189,859     58,757      187,242       77,706       3,247,960
                              ------------  ------------  ------------  ---------  -----------    ---------    ------------
Ending units                     1,880,894    10,287,566     7,608,802     58,953      445,284       86,148       6,208,269
                              ============  ============  ============  =========  ===========    =========    ============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                                     High-     International
                               Fundamental     Global      Global        Growth       Growth-        Yield      Diversified
                                 Growth         Bond      Equities   Opportunities    Income          Bond       Equities
                                Portfolio    Portfolio    Portfolio    Portfolio     Portfolio     Portfolio     Portfolio
                                (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)     (Class 3)     (Class 3)
                              ------------  -----------  ----------  -------------  -----------  ------------  -------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   (20,218)  $   446,252  $   18,356   $   (49,097)  $     6,515  $  3,174,671   $   166,484
   Net realized gains
      (losses)                   (183,867)      380,326    (165,721)          328       197,964      (536,638)      (92,398)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              (1,170,616)   (1,357,107)   (568,578)   (1,474,455)   (2,709,863)  (10,826,801)   (3,214,633)
                              -----------   -----------  ----------   -----------   -----------  ------------   -----------
   Increase (decrease) in
      net assets from
      operations               (1,374,701)     (530,529)   (715,943)   (1,523,224)   (2,505,384)   (8,188,768)   (3,140,547)
                              -----------   -----------  ----------   -----------   -----------  ------------   -----------
From capital transactions:
      Net proceeds from
         units sold                74,102     1,340,975      13,869     2,009,000        49,361     1,611,796        70,904
      Cost of units redeemed     (111,007)   (1,237,737)    (56,628)     (273,269)     (361,771)   (1,797,809)     (337,868)
      Net transfers             2,608,959     8,947,308     (73,705)   10,226,209       918,059    11,984,869     2,403,274
      Contract maintenance
         charge                      (469)       (3,262)       (254)         (224)         (977)       (5,765)       (1,038)
                              -----------   -----------  ----------   -----------   -----------  ------------   -----------
   Increase (decrease) in
      net assets from
      capital transactions      2,571,585     9,047,284    (116,718)   11,961,716       604,672    11,793,091     2,135,272
                              -----------   -----------  ----------   -----------   -----------  ------------   -----------
Increase (decrease) in net
   assets                       1,196,884     8,516,755    (832,661)   10,438,492    (1,900,712)    3,604,323    (1,005,275)
Net assets at beginning of
   period                       1,435,774    12,619,049   1,678,705     1,170,449     5,885,515    27,212,609     5,626,325
                              -----------   -----------  ----------   -----------   -----------  ------------   -----------
Net assets at end of period   $ 2,632,658   $21,135,804  $  846,044   $11,608,941   $ 3,984,803  $ 30,816,932   $ 4,621,050
                              ===========   ===========  ==========   ===========   ===========  ============   ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                       9,739        90,059       1,638       376,421         5,174       120,904         8,357
   Units redeemed                 (20,351)      (84,395)     (6,626)      (64,152)      (51,178)     (153,749)      (49,556)
   Units transferred              381,962       610,734     (15,620)    2,273,709        93,679       990,393       261,445
                              -----------   -----------  ----------   -----------   -----------  ------------   -----------
Increase (decrease) in units
   outstanding                    371,350       616,398     (20,608)    2,585,978        47,675       957,548       220,246
Beginning units                   177,756       818,108     150,531       191,851       569,721     1,832,333       519,361
                              -----------   -----------  ----------   -----------   -----------  ------------   -----------
Ending units                      549,106     1,434,506     129,923     2,777,829       617,396     2,789,881       739,607
                              ===========   ===========  ==========   ===========   ===========  ============   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)


                              International                    MFS
                                  Growth       Marsico    Massachusetts       MFS                                  Small &
                                   and         Focused      Investors        Total       Mid-Cap       Real        Mid Cap
                                 Income         Growth        Trust         Return       Growth       Estate        Value
                                Portfolio     Portfolio     Portfolio      Portfolio    Portfolio   Portfolio     Portfolio
                                (Class 3)     (Class 3)     (Class 3)      (Class 3)    (Class 3)   (Class 3)     (Class 3)
                              -------------  -----------  -------------  ------------  ----------  -----------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $    594,923   $   (15,416)  $    (9,187)  $  2,968,844  $  (11,829) $   262,642  $  (129,844)
   Net realized gains
      (losses)                   2,671,683       374,803           (52)     6,965,424     (54,698)   1,291,350    1,738,720
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              (18,770,501)   (1,646,400)   (1,611,052)   (39,508,593)   (551,967)  (6,697,008)  (7,481,614)
                              ------------   -----------   -----------   ------------  ----------  -----------  -----------
   Increase (decrease) in
      net assets from
      operations               (15,503,895)   (1,287,013)   (1,620,291)   (29,574,325)   (618,494)  (5,143,016)  (5,872,738)
                              ------------   -----------   -----------   ------------  ----------  -----------  -----------
From capital transactions:
      Net proceeds from
         units sold              3,310,450        24,489     3,112,044      3,610,576      40,548    2,279,361    4,060,173
      Cost of units redeemed    (1,548,905)     (141,721)     (369,414)    (7,643,673)    (95,023)    (602,662)  (1,307,795)
      Net transfers             20,911,237       262,383    15,727,596     28,781,388     512,234   15,747,408   23,592,794
      Contract maintenance
         charge                     (4,036)         (572)         (173)       (24,542)       (378)      (1,287)      (2,588)
                              ------------   -----------   -----------   ------------  ----------  -----------  -----------
   Increase (decrease) in
      net assets from
      capital transactions      22,668,746       144,579    18,470,053     24,723,749     457,381   17,422,820   26,342,584
                              ------------   -----------   -----------   ------------  ----------  -----------  -----------
Increase (decrease) in net
   assets                        7,164,851    (1,142,434)   16,849,762     (4,850,576)   (161,113)  12,279,804   20,469,846
Net assets at beginning of
   period                       23,134,118     3,320,771       523,067    119,224,419   1,578,667    6,501,661   14,456,548
                              ------------   -----------   -----------   ------------  ----------  -----------  -----------
Net assets at end of period   $ 30,298,969   $ 2,178,337   $17,372,829   $114,373,843  $1,417,554  $18,781,465  $34,926,394
                              ============   ===========   ===========   ============  ==========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      291,601         3,245       316,099        244,756       4,690       91,890      470,841
   Units redeemed                 (162,816)      (19,961)      (47,613)      (581,151)    (15,830)     (34,865)    (183,202)
   Units transferred             2,174,386        25,816     1,887,799      1,994,339      69,932      867,724    3,287,441
                              ------------   -----------   -----------   ------------  ----------  -----------  -----------
Increase (decrease) in units
   outstanding                   2,303,171         9,100     2,156,285      1,657,944      58,792      924,749    3,575,080
Beginning units                  1,501,532       305,656        45,027      7,467,400     163,829      195,450    1,362,455
                              ------------   -----------   -----------   ------------  ----------  -----------  -----------
Ending units                     3,804,703       314,756     2,201,312      9,125,344     222,621    1,120,199    4,937,535
                              ============   ===========   ===========   ============  ==========  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                 Small
                                Company                 Telecom   Total Return    Capital                    Growth and
                                 Value     Technology   Utility       Bond         Growth       Comstock       Income
                               Portfolio    Portfolio  Portfolio    Portfolio    Portfolio      Portfolio     Portfolio
                               (Class 3)    (Class 3)  (Class 3)    (Class 3)    (Class II)    (Class II)     (Class II)
                              -----------  ----------  ---------  ------------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $  (105,436) $  (2,910)  $  14,067  $   501,400   $   (56,172) $   3,859,749  $   3,236,968
   Net realized gains
      (losses)                    119,176    (65,722)   (130,217)     116,243      (270,866)   (13,548,162)    (7,458,411)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              (6,268,088)   (99,927)   (283,596)   2,314,400    (3,118,908)  (100,718,075)   (98,189,759)
                              -----------  ---------   ---------  -----------   -----------  -------------  -------------
   Increase (decrease) in
      net assets from
      operations               (6,254,348)  (168,559)   (399,746)   2,932,043    (3,445,946)  (110,406,488)  (102,411,202)
                              -----------  ---------   ---------  -----------   -----------  -------------  -------------
From capital transactions:
      Net proceeds from
      units sold                1,674,699      8,559           0    7,636,649        94,115      6,109,780      7,606,902
      Cost of units redeemed     (984,771)   (20,647)    (82,444)  (1,654,004)     (627,762)   (24,682,818)   (23,708,155)
      Net transfers            11,319,346    268,733     398,545   37,576,645      (244,826)    23,383,064     37,524,137
      Contract maintenance
         charge                    (3,153)       (98)       (224)      (1,313)         (424)       (24,805)       (25,094)
                              -----------  ---------   ---------  -----------   -----------  -------------  -------------
   Increase (decrease) in
      net assets from
      capital transactions     12,006,121    256,547     315,877   43,557,977      (778,897)     4,785,221     21,397,790
                              -----------  ---------   ---------  -----------   -----------  -------------  -------------
Increase (decrease) in net
   assets                       5,751,773     87,988     (83,869)  46,490,020    (4,224,843)  (105,621,267)   (81,013,412)
Net assets at beginning of
   period                      15,416,331    359,865     731,526    2,945,070     9,713,264    312,387,623    292,566,735
                              -----------  ---------   ---------  -----------   -----------  -------------  -------------
Net assets at end of period   $21,168,104  $ 447,853   $ 647,657  $49,435,090   $ 5,488,421  $ 206,766,356  $ 211,553,323
                              ===========  =========   =========  ===========   ===========  =============  =============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     211,571      3,633           0      495,746        10,778        539,426        570,691
   Units redeemed                (149,631)   (14,150)    (10,317)    (103,625)      (83,868)    (2,457,107)    (2,008,502)
   Units transferred            1,639,685    148,452      35,111    2,415,957       (32,573)     2,175,667      3,045,438
                              -----------  ---------   ---------  -----------   -----------  -------------  -------------
Increase (decrease) in units
   outstanding                  1,701,625    137,935      24,794    2,808,078      (105,663)       257,986      1,607,627
Beginning units                 1,666,072    149,648      58,854      189,877       877,919     23,500,551     19,029,493
                              -----------  ---------   ---------  -----------   -----------  -------------  -------------
Ending units                    3,367,697    287,583      83,648    2,997,955       772,256     23,758,537     20,637,120
                              ===========  =========   =========  ===========   ===========  =============  =============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                                                                                                        Franklin
                               Growth and      Mid Cap        Asset          Global                                      Income
                                 Income         Value       Allocation       Growth         Growth     Growth-Income   Securities
                               Portfolio      Portfolio        Fund           Fund           Fund           Fund          Fund
                               (Class VC)    (Class VC)      (Class 2)     (Class 2)      (Class 2)      (Class 2)     (Class 2)
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $  1,521,727  $    665,606  $   7,013,507  $   3,758,153  $     273,044  $   5,075,553  $    34,533
   Net realized gains
      (losses)                  (8,742,962)   (8,727,088)     7,795,293     22,140,397     22,505,885     18,561,047     (284,392)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              (75,379,281)  (45,101,658)  (124,971,349)  (159,920,039)  (146,916,155)  (221,455,161)    (775,560)
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
   Increase (decrease) in
      net assets from
      operations               (82,600,516)  (53,163,140)  (110,162,549)  (134,021,489)  (124,137,226)  (197,818,561)  (1,025,419)
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
From capital transactions:
      Net proceeds from
         units sold              3,402,644       927,986      8,985,555      7,081,317      5,212,792      8,565,709    1,126,415
      Cost of units redeemed   (17,811,102)  (11,621,480)   (37,168,743)   (27,744,580)   (22,966,855)   (43,960,967)    (798,478)
      Net transfers              7,006,438    (4,584,555)    43,018,649     34,183,140     23,371,504     38,732,180    7,984,895
      Contract maintenance
         charge                    (12,333)       (6,900)       (33,715)       (32,666)       (20,459)       (43,021)        (547)
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
   Increase (decrease) in
      net assets from
      capital transactions      (7,414,353)  (15,284,949)    14,801,746     13,487,211      5,596,982      3,293,901    8,312,285
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Increase (decrease) in net
   assets                      (90,014,869)  (68,448,089)   (95,360,803)  (120,534,278)  (118,540,244)  (194,524,660)   7,286,866
Net assets at beginning of
   period                      221,105,034   148,474,445    402,208,968    374,542,455    320,152,992    563,331,161      647,972
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Net assets at end of period   $131,090,165  $ 80,026,356  $ 306,848,165  $ 254,008,177  $ 201,612,748  $ 368,806,501  $ 7,934,838
                              ============  ============  =============  =============  =============  =============  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      296,002        70,366        604,355        345,444        278,452        535,782      121,429
   Units redeemed               (1,777,910)   (1,091,265)    (2,781,670)    (1,564,220)    (1,489,582)    (3,171,307)    (113,812)
   Units transferred               579,028      (564,697)     2,940,257      1,670,967      1,350,719      2,430,836    1,010,738
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Increase (decrease) in units
   outstanding                    (902,880)   (1,585,596)       762,942        452,191        139,589       (204,689)   1,018,355
Beginning units                 16,144,393    10,397,065     23,973,019     15,374,374     14,604,346     30,286,402       64,002
                              ------------  ------------  -------------  -------------  -------------  -------------  -----------
Ending units                    15,241,513     8,811,469     24,735,961     15,826,565     14,743,935     30,081,713    1,082,357
                              ============  ============  =============  =============  =============  =============  ===========

    The accompanying notes are an integral part of the financial statements.

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2009
                                   (continued)

                                Franklin
                                Templeton
                              VIP Founding
                                  Funds
                               Allocation
                                  Fund
                                (Class 2)
                              ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   300,889
   Net realized gains
      (losses)                    (54,005)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              (2,971,639)
                              -----------
   Increase (decrease) in
      net assets from
      operations               (2,724,755)
                              -----------
From capital transactions:
      Net proceeds from
      units sold                2,077,248
      Cost of units redeemed     (419,501)
      Net transfers            18,305,829
      Contract maintenance
         charge                      (630)
                              -----------
   Increase (decrease) in
      net assets from
      capital transactions     19,962,946
                              -----------
Increase (decrease) in net
      assets                   17,238,191
Net assets at beginning of
      period                      829,091
                              -----------
Net assets at end of period   $18,067,282
                              ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     232,033
   Units redeemed                 (63,037)
   Units transferred            2,464,435
                              -----------
Increase (decrease) in units
   outstanding                  2,633,431
Beginning units                    83,158
                              -----------
Ending units                    2,716,589
                              ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008

                                                                Government                                           Government
                                       Asset        Capital    and Quality                   Asset       Capital    and Quality
                                     Allocation  Appreciation      Bond        Growth     Allocation  Appreciation      Bond
                                     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                     (Class 1)     (Class 1)    (Class 1)     (Class 1)    (Class 3)    (Class 3)    (Class 3)
                                    -----------  ------------  -----------  ------------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   320,321  $   (817,977) $ 2,500,054  $   (162,931) $   32,490  $   (588,627) $ 1,060,814
   Net realized gains (losses)        1,055,670    19,940,194      112,358     9,691,401      64,695     8,371,706        9,860
   Change in net unrealized
      appreciation (depreciation)
      of investments                 (1,393,760)   (7,065,494)   1,749,423   (10,926,219)   (108,610)   (4,442,945)   1,111,887
                                    -----------  ------------  -----------  ------------  ----------  ------------  -----------
   Increase (decrease) in net
      assets from operations            (17,769)   12,056,723    4,361,835    (1,397,749)    (11,425)    3,340,134    2,182,561
                                    -----------  ------------  -----------  ------------  ----------  ------------  -----------
From capital transactions:
      Net proceeds from units sold      260,519       928,422      595,240       533,124     531,540    15,227,531    4,230,059
      Cost of units redeemed         (2,032,071)  (13,134,940)  (9,691,933)   (7,783,569)    (82,654)   (2,964,246)  (1,894,659)
      Net transfers                     411,104    (3,544,723)   9,046,820    (4,238,426)  1,895,242    49,126,576   22,160,985
      Contract maintenance charge             0             0            0             0        (407)       (7,883)      (4,735)
                                    -----------  ------------  -----------  ------------  ----------  ------------  -----------
   Increase (decrease) in net
      assets from capital
      transactions                   (1,360,448)  (15,751,241)     (49,873)  (11,488,871)  2,343,721    61,381,978   24,491,650
                                    -----------  ------------  -----------  ------------  ----------  ------------  -----------
Increase (decrease) in net assets    (1,378,217)   (3,694,518)   4,311,962   (12,886,620)  2,332,296    64,722,112   26,674,211
Net assets at beginning of period    18,467,182   135,629,169   87,861,069    86,859,847   1,488,630    45,912,750   28,430,845
                                    -----------  ------------  -----------  ------------  ----------  ------------  -----------
Net assets at end of period         $17,088,965  $131,934,651  $92,173,031  $ 73,973,227  $3,820,926  $110,634,862  $55,105,056
                                    ===========  ============  ===========  ============  ==========  ============  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                            10,339        45,178       39,716        30,568      36,460       931,159      296,676
   Units redeemed                       (89,994)     (650,054)    (626,452)     (484,389)     (5,840)     (182,829)    (132,932)
   Units transferred                     32,940      (231,350)     626,066      (335,989)    131,892     3,011,877    1,568,145
                                    -----------  ------------  -----------  ------------  ----------  ------------  -----------
Increase (decrease) in units
   outstanding                          (46,715)     (836,226)      39,330      (789,810)    162,512     3,760,207    1,731,889
Beginning units                         916,119     8,114,213    5,953,394     5,772,736     103,436     3,085,252    2,044,042
                                    -----------  ------------  -----------  ------------  ----------  ------------  -----------
Ending units                            869,404     7,277,987    5,992,724     4,982,926     265,948     6,845,459    3,775,931
                                    ===========  ============  ===========  ============  ==========  ============  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                                                  Natural    Aggressive    Alliance                 Blue Chip    Capital
                                      Growth     Resources     Growth       Growth      Balanced     Growth      Growth
                                     Portfolio   Portfolio   Portfolio    Portfolio    Portfolio    Portfolio   Portfolio
                                     (Class 3)   (Class 3)   (Class 1)    (Class 1)    (Class 1)    (Class 1)   (Class 1)
                                    ----------  ----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (10,708) $   (7,230) $   (51,544) $  (485,638) $   550,460  $   (9,437) $    6,767
   Net realized gains (losses)         262,354     388,200     (178,482)  (2,667,030)    (477,229)     95,568     145,905
   Change in net unrealized
      appreciation (depreciation)
      of investments                  (312,023)  1,016,749   (1,759,048)   3,201,439   (1,366,161)   (100,622)   (124,600)
                                    ----------  ----------  -----------  -----------  -----------  ----------  ----------
   Increase (decrease) in net
      assets from operations           (60,377)  1,397,719   (1,989,074)      48,771   (1,292,930)    (14,491)     28,072
                                    ----------  ----------  -----------  -----------  -----------  ----------  ----------
From capital transactions:
      Net proceeds from units sold     899,409   1,423,309      257,213      264,891      214,310       9,453       6,314
      Cost of units redeemed          (118,859)   (304,181)  (1,397,588)  (7,950,572)  (5,333,542)   (153,344)   (411,046)
      Net transfers                  1,247,585   4,014,147     (507,416)  (1,469,969)    (352,198)   (111,455)    146,264
      Contract maintenance charge         (313)       (519)           0            0            0           0           0
                                    ----------  ----------  -----------  -----------  -----------  ----------  ----------
   Increase (decrease) in net
      assets from capital
      transactions                   2,027,822   5,132,756   (1,647,791)  (9,155,650)  (5,471,430)   (255,346)   (258,468)
                                    ----------  ----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in net assets    1,967,445   6,530,475   (3,636,865)  (9,106,879)  (6,764,360)   (269,837)   (230,396)
Net assets at beginning of period    1,925,911   2,521,228   11,523,478   47,489,197   35,003,995   1,878,739   2,174,280
                                    ----------  ----------  -----------  -----------  -----------  ----------  ----------
Net assets at end of period         $3,893,356  $9,051,703  $ 7,886,613  $38,382,318  $28,239,635  $1,608,902  $1,943,884
                                    ==========  ==========  ===========  ===========  ===========  ==========  ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                           67,866     107,610       20,237        7,962       14,637       1,388         679
   Units redeemed                       (8,854)    (22,762)     (85,073)    (304,255)    (330,527)    (23,387)    (46,261)
   Units transferred                    93,601     305,811      (37,193)     (95,777)     (22,925)    (19,129)     15,305
                                    ----------  ----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in units
   outstanding                         152,613     390,659     (102,029)    (392,070)    (338,815)    (41,128)    (30,277)
Beginning units                        143,500     226,414      686,222    2,189,625    2,217,107     289,877     247,323
                                    ----------  ----------  -----------  -----------  -----------  ----------  ----------
Ending units                           296,113     617,073      584,193    1,797,555    1,878,292     248,749     217,046
                                    ==========  ==========  ===========  ===========  ===========  ==========  ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                                        Cash       Corporate   Davis Venture   "Dogs" of    Emerging      Equity         Equity
                                     Management       Bond         Value      Wall Street    Markets       Index     Opportunities
                                      Portfolio    Portfolio     Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
                                      (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)     (Class 1)
                                    ------------  -----------  -------------  -----------  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $    642,438  $ 2,736,416  $    (22,957)  $    67,390  $   166,145  $    71,123   $   186,616
   Net realized gains (losses)           301,286      140,613    11,033,236       466,423    5,191,945      591,656     2,548,559
   Change in net unrealized
      appreciation (depreciation)
      of investments                    (318,002)     307,121   (16,155,223)     (856,219)  (2,009,599)  (2,007,376)   (4,313,287)
                                    ------------  -----------  ------------   -----------  -----------  -----------   -----------
   Increase (decrease) in net
      assets from operations             625,722    3,184,150    (5,144,944)     (322,406)   3,348,491   (1,344,597)   (1,578,112)
                                    ------------  -----------  ------------   -----------  -----------  -----------   -----------
From capital transactions:
      Net proceeds from units sold       476,886      618,300     1,085,445        32,509      130,701      149,398       130,615
      Cost of units redeemed         (24,274,820)  (7,564,226)  (13,759,782)     (766,586)  (2,222,692)  (4,557,439)   (2,026,461)
      Net transfers                   31,800,002    8,994,792    (5,609,241)     (215,288)   1,658,849     (630,772)     (684,438)
      Contract maintenance charge              0            0             0             0            0            0             0
                                    ------------  -----------  ------------   -----------  -----------  -----------   -----------
   Increase (decrease) in net
      assets from capital
      transactions                     8,002,068    2,048,866   (18,283,578)     (949,365)    (433,142)  (5,038,813)   (2,580,284)
                                    ------------  -----------  ------------   -----------  -----------  -----------   -----------
Increase (decrease) in net assets      8,627,790    5,233,016   (23,428,522)   (1,271,771)   2,915,349   (6,383,410)   (4,158,396)
Net assets at beginning of period     23,875,174   88,117,103   148,405,314     5,265,702   16,152,724   25,756,567    22,389,453
                                    ------------  -----------  ------------   -----------  -----------  -----------   -----------
Net assets at end of period         $ 32,502,964  $93,350,119  $124,976,792   $ 3,993,931  $19,068,073  $19,373,157   $18,231,057
                                    ============  ===========  ============   ===========  ===========  ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             38,731       40,122        52,529         2,299        4,504       13,448         7,994
   Units redeemed                     (2,007,546)    (486,388)     (707,729)      (56,131)     (82,168)    (420,629)     (135,849)
   Units transferred                   2,645,790      591,728      (291,746)      (15,609)      59,254      (55,755)      (48,539)
                                    ------------  -----------  ------------   -----------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                           676,975      145,462      (946,946)      (69,441)     (18,410)    (462,936)     (176,394)
Beginning units                        1,908,753    5,762,823     8,070,942       373,356      705,715    2,345,019     1,550,960
                                    ------------  -----------  ------------   -----------  -----------  -----------   -----------
Ending units                           2,585,728    5,908,285     7,123,996       303,915      687,305    1,882,083     1,374,566
                                    ============  ===========  ============   ===========  ===========  ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                                                                                                    High-     International
                              Fundamental     Global       Global       Growth        Growth-       Yield      Diversified
                                Growth         Bond       Equities   Opportunities    Income        Bond         Equities
                               Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
                               (Class 1)    (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)     (Class 1)
                              -----------  -----------  -----------  -------------  -----------  -----------  -------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $  (240,520) $   (72,086) $    15,839   $  (11,018)   $   (67,148) $ 1,274,028   $   114,274
   Net realized gains
      (losses)                   (743,578)     265,961      336,777       95,217        505,093       (4,645)      640,958
   Change in net unrealized
      appreciation
      (depreciation) of
      investments               2,530,804    1,721,325     (729,127)     (83,139)    (2,429,981)  (2,049,425)     (485,434)
                              -----------  -----------  -----------   ----------    -----------  -----------   -----------
   Increase (decrease) in
      net assets from
      operations                1,546,706    1,915,200     (376,511)       1,060     (1,992,036)    (780,042)      269,798
                              -----------  -----------  -----------   ----------    -----------  -----------   -----------
From capital transactions:
      Net proceeds from
         units sold               146,928      143,973      216,556       33,617        289,870      109,323       132,302
      Cost of units redeemed   (3,352,362)  (1,618,716)  (1,999,405)    (260,050)    (6,536,713)  (2,329,271)   (1,226,875)
      Net transfers              (769,194)   8,230,910      134,267      217,315        344,841     (111,371)    1,346,286
      Contract maintenance
         charge                         0            0            0            0              0            0             0
                              -----------  -----------  -----------   ----------    -----------  -----------   -----------
   Increase (decrease) in
      net assets from
      capital transactions     (3,974,628)   6,756,167   (1,648,582)      (9,118)    (5,902,002)  (2,331,319)      251,713
                              -----------  -----------  -----------   ----------    -----------  -----------   -----------
Increase (decrease) in net
   assets                      (2,427,922)   8,671,367   (2,025,093)      (8,058)    (7,894,038)  (3,111,361)      521,511
Net assets at beginning of
   period                      24,040,160   12,192,862   12,617,488    1,085,841     46,157,588   20,788,545    10,099,384
                              -----------  -----------  -----------   ----------    -----------  -----------   -----------
Net assets at end of period   $21,612,238  $20,864,229  $10,592,395   $1,077,783    $38,263,550  $17,677,184   $10,620,895
                              ===========  ===========  ===========   ==========    ===========  ===========   ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      12,531        9,408       11,792        5,000          9,605        6,114        10,007
   Units redeemed                (236,838)     (96,250)     (99,982)     (40,829)      (257,820)    (144,272)      (95,810)
   Units transferred              (83,761)     538,225       11,555       29,950         36,144       (3,375)      115,740
                              -----------  -----------  -----------   ----------    -----------  -----------   -----------
Increase (decrease) in units
   outstanding                   (308,068)     451,383      (76,635)      (5,879)      (212,071)    (141,533)       29,937
Beginning units                 2,167,678      818,750      697,578      181,505      2,172,631    1,264,402       812,228
                              -----------  -----------  -----------   ----------    -----------  -----------   -----------
Ending units                    1,859,610    1,270,133      620,943      175,626      1,960,560    1,122,869       842,165
                              ===========  ===========  ===========   ==========    ===========  ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                              International       MFS
                                 Growth      Massachusetts       MFS                                   Small
                                   and         Investors        Total       Mid-Cap       Real        Company
                                 Income          Trust          Return      Growth       Estate        Value     Technology
                                Portfolio      Portfolio      Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                (Class 1)      (Class 1)      (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                              -------------  -------------  ------------  ----------  ------------  -----------  ----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                   $   238,384     $   18,913   $  3,054,011  $  (25,808) $     76,933  $  (100,820)  $ (4,467)
   Net realized gains
      (losses)                   5,243,785        214,493      8,990,688      (2,008)    3,298,690      798,127     15,220
   Change in net unrealized
      appreciation
      (depreciation) of
      investments               (7,496,638)      (189,860)   (19,104,146)    140,757    (6,800,227)  (1,912,311)   (63,485)
                               -----------     ----------   ------------  ----------  ------------  -----------   --------
   Increase (decrease) in
      net assets from
      operations                (2,014,469)        43,546     (7,059,447)    112,941    (3,424,604)  (1,215,004)   (52,732)
                               -----------     ----------   ------------  ----------  ------------  -----------   --------
From capital transactions:
      Net proceeds from
         units sold                403,706         14,322        770,196      24,981        77,789       85,069      7,767
      Cost of units redeemed    (3,263,090)      (480,049)   (13,757,329)   (418,529)   (1,459,197)  (1,094,477)   (50,355)
      Net transfers              2,459,860       (453,918)     3,713,759     447,728    (5,230,484)  (1,485,046)   163,954
      Contract maintenance
         charge                          0              0              0           0             0            0          0
                               -----------     ----------   ------------  ----------  ------------  -----------   --------
   Increase (decrease) in
      net assets from
      capital transactions        (399,524)      (919,645)    (9,273,374)     54,180    (6,611,892)  (2,494,454)   121,366
                               -----------     ----------   ------------  ----------  ------------  -----------   --------
Increase (decrease) in net
   assets                       (2,413,993)      (876,099)   (16,332,821)    167,121   (10,036,496)  (3,709,458)    68,634
Net assets at beginning of
   period                       33,618,066      6,629,932    177,627,795   4,101,234    22,020,106    9,928,447    360,403
                               -----------     ----------   ------------  ----------  ------------  -----------   --------
Net assets at end of period    $31,204,073     $5,753,833   $161,294,974  $4,268,355  $ 11,983,610  $ 6,218,989   $429,037
                               ===========     ==========   ============  ==========  ============  ===========   ========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                       22,743          1,228         45,856       2,616         2,415        2,910      3,156
   Units redeemed                 (189,613)       (40,925)      (838,889)    (42,202)      (45,911)     (39,693)   (19,394)
   Units transferred               136,634        (39,537)       222,264      48,006      (163,685)     (57,002)    46,391
                               -----------     ----------   ------------  ----------  ------------  -----------   --------
Increase (decrease) in units
   outstanding                     (30,236)       (79,234)      (570,769)      8,420      (207,181)     (93,785)    30,153
Beginning units                  1,930,818        571,906     10,626,450     432,792       589,555      340,916    147,503
                               -----------     ----------   ------------  ----------  ------------  -----------   --------
Ending units                     1,900,582        492,672     10,055,681     441,212       382,374      247,131    177,656
                               ===========     ==========   ============  ==========  ============  ===========   ========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                                             Total                                           Blue
                                Telecom      Return   Aggressive    Alliance                 Chip       Capital
                                Utility       Bond      Growth       Growth     Balanced     Growth     Growth
                               Portfolio   Portfolio   Portfolio   Portfolio    Portfolio  Portfolio   Portfolio
                               (Class 1)   (Class 1)   (Class 3)   (Class 3)    (Class 3)  (Class 3)   (Class 3)
                              ----------  ----------  ----------  -----------  ----------  ---------  ----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   68,565  $  404,609   $ (2,024)  $  (139,971) $   19,128   $ (3,017) $      (81)
   Net realized gains
      (losses)                    93,425      (4,755)    (1,292)       73,184      30,034      7,650      11,063
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                 83,664    (260,731)   (91,137)     (104,840)    (88,399)    (6,210)     13,770
                              ----------  ----------   --------   -----------  ----------   --------  ----------
   Increase (decrease) in
      net assets from
      operations                 245,654     139,123    (94,453)     (171,627)    (39,237)    (1,577)     24,752
                              ----------  ----------   --------   -----------  ----------   --------  ----------
From capital transactions:
      Net proceeds from
         units sold               65,307      41,188     64,301       329,447     482,821    302,807     510,528
      Cost of units redeemed    (506,966)   (774,224)   (25,796)     (690,682)    (81,809)    (2,115)    (21,542)
      Net transfers              257,432     507,702    259,559     3,870,579     434,763    236,784   1,321,784
      Contract maintenance
         charge                        0           0        (67)       (2,399)       (117)       (36)       (180)
                              ----------  ----------   --------   -----------  ----------   --------  ----------
   Increase (decrease) in
      net assets from
      capital transactions      (184,227)   (225,334)   297,997     3,506,945     835,658    537,440   1,810,590
                              ----------  ----------   --------   -----------  ----------   --------  ----------
Increase (decrease) in net
   assets                         61,427     (86,211)   203,544     3,335,318     796,421    535,863   1,835,342
Net assets at beginning of
   period                      3,559,841   7,255,884    321,940    13,090,904     738,657    204,059     978,668
                              ----------  ----------   --------   -----------  ----------   --------  ----------
Net assets at end of period   $3,621,268  $7,169,673   $525,484   $16,426,222  $1,535,078   $739,922  $2,814,010
                              ==========  ==========   ========   ===========  ==========   ========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      4,498       2,386      5,827        37,626      47,656     47,510      58,389
   Units redeemed                (30,947)    (45,865)    (2,612)      (81,003)     (8,229)      (325)     (2,451)
   Units transferred              19,648      32,833     24,381       444,249      45,425     36,119     148,126
                              ----------  ----------   --------   -----------  ----------   --------  ----------
Increase (decrease) in units
   outstanding                    (6,801)    (10,646)    27,596       400,872      84,852     83,304     204,064
Beginning units                  228,872     441,898     27,200     1,540,187      72,752     31,532     111,654
                              ----------  ----------   --------   -----------  ----------   --------  ----------
Ending units                     222,071     431,252     54,796     1,941,059     157,604    114,836     315,718
                              ==========  ==========   ========   ===========  ==========   ========  ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                                  Cash       Corporate   Davis Venture   "Dogs" of    Emerging       Equity
                               Management      Bond          Value      Wall Street    Markets   Opportunities  Foreign Value
                               Portfolio     Portfolio     Portfolio     Portfolio    Portfolio    Portfolio      Portfolio
                               (Class 3)     (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)      (Class 3)
                              -----------  ------------  -------------  -----------  ----------  -------------  -------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   125,097  $  1,986,436   $  (110,924)   $  5,762    $   29,106    $   4,913     $   247,919
   Net realized gains
      (losses)                    (10,252)        1,330     2,704,320      22,446       534,120       69,709         844,338
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                  (2,329)    1,129,707    (5,190,732)    (54,966)     (115,617)    (139,874)     (2,082,011)
                              -----------  ------------   -----------    --------    ----------    ---------     -----------
   Increase (decrease) in
      net assets from
      operations                  112,516     3,117,473    (2,597,336)    (26,758)      447,609      (65,252)       (989,754)
                              -----------  ------------   -----------    --------    ----------    ---------     -----------
From capital transactions:
      Net proceeds from
         units sold             2,245,832    14,086,830    10,526,250      62,062     1,198,680       21,820       5,138,944
      Cost of units redeemed   (3,583,103)   (3,112,800)   (2,254,891)    (13,675)     (124,467)     (21,212)     (1,033,176)
      Net transfers             9,409,236    62,138,100    37,789,346     603,731     2,317,952      431,902      18,392,220
      Contract maintenance
         charge                      (304)       (7,563)       (6,520)        (98)         (418)         (96)         (2,543)
                              -----------  ------------   -----------    --------    ----------    ---------     -----------
   Increase (decrease) in
      net assets from
      capital transactions      8,071,661    73,104,567    46,054,185     652,020     3,391,747      432,414      22,495,445
                              -----------  ------------   -----------    --------    ----------    ---------     -----------
Increase (decrease) in net
   assets                       8,184,177    76,222,040    43,456,849     625,262     3,839,356      367,162      21,505,691
Net assets at beginning of
   period                       2,585,109    41,252,054    38,159,680     244,392     2,030,305      599,323      17,227,088
                              -----------  ------------   -----------    --------    ----------    ---------     -----------
Net assets at end of period   $10,769,286  $117,474,094   $81,616,529    $869,654    $5,869,661     $966,485     $38,732,779
                              ===========  ============   ===========    ========    ==========    =========     ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     189,448       928,340       645,456       4,019        38,638        1,674         417,625
   Units redeemed                (302,089)     (204,209)     (142,820)       (925)       (3,920)      (1,675)        (85,047)
   Units transferred              793,987     4,085,387     2,352,225      40,257        74,347       33,315       1,503,145
                              -----------  ------------   -----------    --------    ----------    ---------     -----------
Increase (decrease) in units
   outstanding                    681,346     4,809,518     2,854,861      43,351       109,065       33,314       1,835,723
Beginning units                   221,901     2,737,040     2,334,998      15,406        78,177       44,392       1,412,237
                              -----------  ------------   -----------    --------    ----------    ---------     -----------
Ending units                      903,247     7,546,558     5,189,859      58,757       187,242       77,706       3,247,960
                              ===========  ============   ===========    ========    ==========    =========     ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                                                                                                            International
                              Fundamental                 Global        Growth       Growth-    High-Yield   Diversified
                                 Growth    Global Bond   Equities   Opportunities    Income        Bond        Equities
                               Portfolio    Portfolio    Portfolio    Portfolio     Portfolio   Portfolio     Portfolio
                               (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)   (Class 3)     (Class 3)
                              -----------  -----------  ----------  -------------  ----------  -----------  -------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   (2,498)  $   (36,442) $    3,324   $   (7,084)   $   (5,892) $ 1,001,608   $   37,709
   Net realized gains
      (losses)                       117        45,734      14,354       13,196          (983)     (12,173)      47,555
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                 55,459       681,417    (120,382)     (13,283)     (391,871)  (1,307,668)     (30,346)
                              ----------   -----------  ----------   ----------    ----------  -----------   ----------
   Increase (decrease) in
      net assets from
      operations                  53,078       690,709    (102,704)      (7,171)     (398,746)    (318,233)      54,918
                              ----------   -----------  ----------   ----------    ----------  -----------   ----------
From capital transactions:
      Net proceeds from
         units sold              652,195     2,175,382     331,967      219,574     1,258,619    4,399,513    1,042,990
      Cost of units redeemed      (3,568)     (238,022)    (78,767)     (24,858)      (96,077)    (611,724)     (75,119)
      Net transfers              648,818     7,400,533     229,458      462,046     4,019,333   16,793,930    2,331,605
      Contract maintenance
         charge                      (28)         (518)       (153)         (88)         (271)      (1,153)        (317)
                              ----------   -----------  ----------   ----------    ----------  -----------   ----------
   Increase (decrease) in
      net assets from
      capital transactions     1,297,417     9,337,375     482,505      656,674     5,181,604   20,580,566    3,299,159
                              ----------   -----------  ----------   ----------    ----------  -----------   ----------
Increase (decrease) in net
   assets                      1,350,495    10,028,084     379,801      649,503     4,782,858   20,262,333    3,354,077
Net assets at beginning of
   period                         85,279     2,590,965   1,298,904      520,946     1,102,657    6,950,276    2,272,248
                              ----------   -----------  ----------   ----------    ----------  -----------   ----------
Net assets at end of period   $1,435,774   $12,619,049  $1,678,705   $1,170,449    $5,885,515  $27,212,609   $5,626,325
                              ==========   ===========  ==========   ==========    ==========  ===========   ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     84,157       144,548      27,651       35,088       112,631      293,813       97,198
   Units redeemed                   (470)      (15,873)     (6,975)      (3,965)       (9,186)     (41,490)      (7,128)
   Units transferred              82,790       498,368      17,470       73,370       364,985    1,129,257      214,042
                              ----------   -----------  ----------   ----------    ----------  -----------   ----------
Increase (decrease) in units
   outstanding                   166,477       627,043      38,146      104,493       468,430    1,381,580      304,112
Beginning units                   11,279       191,065     112,385       87,358       101,291      450,753      215,249
                              ----------   -----------  ----------   ----------    ----------  -----------   ----------
Ending units                     177,756       818,108     150,531      191,851       569,721    1,832,333      519,361
                              ==========   ===========  ==========   ==========    ==========  ===========   ==========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                              International    Marsico         MFS
                                Growth and     Focused    Massachusetts     MFS Total     Mid-Cap                Small & Mid
                                  Income       Growth    Investors Trust     Return       Growth    Real Estate   Cap Value
                                Portfolio     Portfolio     Portfolio       Portfolio    Portfolio   Portfolio    Portfolio
                                (Class 3)     (Class 3)     (Class 3)       (Class 3)    (Class 3)   (Class 3)    (Class 3)
                              -------------  ----------  ---------------  ------------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                   $    75,327   $  (24,391)    $    274      $  1,171,967  $   (9,692) $    22,710  $   (51,211)
   Net realized gains
      (losses)                   1,573,213      152,876        1,282         3,684,068      26,042      651,357      540,805
   Change in net unrealized
      appreciation
      (depreciation) of
      investments               (2,538,728)     (47,959)      (2,575)       (8,743,445)      4,015   (1,515,080)  (1,505,612)
                               -----------   ----------     --------      ------------  ----------  -----------  -----------
   Increase (decrease) in
      net assets from
      operations                  (890,188)      80,526       (1,019)       (3,887,410)     20,365     (841,013)  (1,016,018)
                               -----------   ----------     --------      ------------  ----------  -----------  -----------
From capital transactions:
      Net proceeds from
         units sold              4,520,250      241,490      188,854        14,571,746     310,369      922,215    1,388,283
      Cost of units redeemed      (453,525)    (117,416)      (1,314)       (3,617,797)    (57,198)    (219,628)    (390,376)
      Net transfers             13,079,521      977,920      162,359        66,402,210     447,808    2,557,363    4,051,079
      Contract maintenance
         charge                       (998)        (325)         (25)           (7,829)       (198)        (628)      (1,506)
                               -----------   ----------     --------      ------------  ----------  -----------  -----------
   Increase (decrease) in
      net assets from
      capital transactions      17,145,248    1,101,669      349,874        77,348,330     700,781    3,259,322    5,047,480
                               -----------   ----------     --------      ------------  ----------  -----------  -----------
Increase (decrease) in net
   assets                       16,255,060    1,182,195      348,855        73,460,920     721,146    2,418,309    4,031,462
Net assets at beginning of
   period                        6,879,058    2,138,576      174,212        45,763,499     857,521    4,083,352   10,425,086
                               -----------   ----------     --------      ------------  ----------  -----------  -----------
Net assets at end of period    $23,134,118   $3,320,771     $523,067      $119,224,419  $1,578,667  $ 6,501,661  $14,456,548
                               ===========   ==========     ========      ============  ==========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      284,727       22,232       16,237           885,477      32,051       26,438      128,653
   Units redeemed                  (29,010)     (10,283)        (114)         (223,893)     (6,038)      (6,603)     (36,944)
   Units transferred               822,288       90,109       13,794         4,062,077      47,182       73,461      362,190
                               -----------   ----------     --------      ------------  ----------  -----------  -----------
Increase (decrease) in units
   outstanding                   1,078,005      102,058       29,917         4,723,661      73,195       93,296      453,899
Beginning units                    423,527      203,598       15,110         2,743,739      90,634      102,154      908,556
                               -----------   ----------     --------      ------------  ----------  -----------  -----------
Ending units                     1,501,532      305,656       45,027         7,467,400     163,829      195,450    1,362,455
                               ===========   ==========     ========      ============  ==========  ===========  ===========

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                                 Small                               Total                                  Growth
                                Company                 Telecom     Return      Capital                       and
                                 Value     Technology   Utility      Bond        Growth      Comstock       Income
                               Portfolio    Portfolio  Portfolio   Portfolio   Portfolio     Portfolio     Portfolio
                               (Class 3)    (Class 3)  (Class 3)   (Class 3)   (Class II)   (Class II)    (Class II)
                              -----------  ----------  ---------  ----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $   (76,456)  $ (1,692)  $  1,887   $  117,232  $  (68,501)  $  3,522,122  $  2,277,273
   Net realized gains
      (losses)                     63,777     (5,695)       742        1,750     362,602     18,197,226    11,756,073
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              (1,183,090)   (25,894)    16,145      (69,091)    257,939    (67,136,697)  (39,533,503)
                              -----------   --------   --------   ----------  ----------   ------------  ------------
   Increase (decrease) in
      net assets from
      operations               (1,195,769)   (33,281)    18,774       49,891     552,040    (45,417,349)  (25,500,157)
                              -----------   --------   --------   ----------  ----------   ------------  ------------
From capital transactions:
      Net proceeds from
         units sold             2,885,781    154,634    236,196      171,201     250,139     16,883,274    16,196,315
      Cost of units redeemed     (219,424)   (15,923)    (8,111)     (69,259)   (654,449)   (22,801,015)  (17,560,402)
      Net transfers            10,578,515    215,121    452,353    1,234,452     141,205     58,995,996    61,528,663
      Contract maintenance
         charge                      (586)       (71)       (56)        (225)       (283)       (10,142)       (9,807)
                              -----------   --------   --------   ----------  ----------   ------------  ------------
   Increase (decrease) in
      net assets from
      capital transactions     13,244,286    353,761    680,382    1,336,169    (263,388)    53,068,113    60,154,769
                              -----------   --------   --------   ----------  ----------   ------------  ------------
Increase (decrease) in net
   assets                      12,048,517    320,480    699,156    1,386,060     288,652      7,650,764    34,654,612
Net assets at beginning of
   period                       3,367,814     39,385     32,370    1,559,010   9,424,612    304,736,859   257,912,123
                              -----------   --------   --------   ----------  ----------   ------------  ------------
Net assets at end of period   $15,416,331   $359,865   $731,526   $2,945,070  $9,713,264   $312,387,623  $292,566,735
                              ===========   ========   ========   ==========  ==========   ============  ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                     286,578     63,542     19,465       11,253      23,349      1,143,465       986,845
   Units redeemed                 (23,486)    (5,898)      (683)      (4,530)    (59,634)    (1,581,980)   (1,085,466)
   Units transferred            1,088,097     75,858     37,273       80,781      13,867      4,053,016     3,781,878
                              -----------   --------   --------   ----------  ----------   ------------  ------------
Increase (decrease) in units
   outstanding                  1,351,189    133,502     56,055       87,504     (22,418)     3,614,501     3,683,257
Beginning units                   314,883     16,146      2,799      102,373     900,337     19,886,050    15,346,236
                              -----------   --------   --------   ----------  ----------   ------------  ------------
Ending units                    1,666,072    149,648     58,854      189,877     877,919     23,500,551    19,029,493
                              ===========   ========   ========   ==========  ==========   ============  ============

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                                 Growth                                                                               Franklin
                                   and         Mid Cap        Asset        Global                                      Income
                                 Income         Value      Allocation      Growth        Growth     Growth-Income    Securities
                                Portfolio     Portfolio       Fund          Fund          Fund           Fund           Fund
                               (Class VC)    (Class VC)     (Class 2)     (Class 2)     (Class 2)     (Class 2)    (Class 2) (1)
                              ------------  ------------  ------------  ------------  ------------  -------------  -------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                  $    933,989  $   (642,812) $  4,980,478  $  6,003,355  $   (238,177) $   3,818,596    $   (300)
   Net realized gains
      (losses)                  18,584,777    22,204,164    14,150,712    19,159,028    27,925,336     23,626,900          (5)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments              (35,158,441)  (49,405,398)  (32,007,368)  (19,468,597)  (28,334,779)   (58,177,051)     15,236
                              ------------  ------------  ------------  ------------  ------------  -------------    --------
   Increase (decrease) in
      net assets from
      operations               (15,639,675)  (27,844,046)  (12,876,178)    5,693,786      (647,620)   (30,731,555)     14,931
                              ------------  ------------  ------------  ------------  ------------  -------------    --------
From capital transactions:
      Net proceeds from
         units sold              8,834,702     7,621,514    25,538,640    25,817,815    20,613,104     37,206,255     347,845
      Cost of units redeemed   (15,647,800)  (11,231,761)  (25,306,032)  (20,404,459)  (21,419,812)   (36,786,328)       (142)
      Net transfers             23,804,383    14,632,660    99,838,448    69,847,247    34,993,360     91,646,082     285,338
      Contract maintenance
         charge                     (5,706)       (1,817)      (10,186)      (12,717)       (8,000)       (16,589)          0
                              ------------  ------------  ------------  ------------  ------------  -------------    --------
   Increase (decrease) in
      net assets from
      capital transactions      16,985,579    11,020,596   100,060,870    75,247,886    34,178,652     92,049,420     633,041
                              ------------  ------------  ------------  ------------  ------------  -------------    --------
Increase (decrease) in net
   assets                        1,345,904   (16,823,450)   87,184,692    80,941,672    33,531,032     61,317,865     647,972
Net assets at beginning of
   period                      219,759,130   165,297,895   315,024,276   293,600,783   286,621,960    502,013,296           0
                              ------------  ------------  ------------  ------------  ------------  -------------    --------
Net assets at end of period   $221,105,034  $148,474,445  $402,208,968  $374,542,455  $320,152,992  $ 563,331,161    $647,972
                              ============  ============  ============  ============  ============  =============    ========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                      610,530       472,965     1,463,392     1,050,271       903,844      1,896,410      35,235
   Units redeemed               (1,090,339)     (717,493)   (1,465,102)     (833,138)     (945,300)    (1,894,003)        (14)
   Units transferred             1,643,092       907,379     5,760,428     2,843,755     1,541,492      4,699,958      28,781
                              ------------  ------------  ------------  ------------  ------------  -------------    --------
Increase (decrease) in units
   outstanding                   1,163,283       662,851     5,758,718     3,060,888     1,500,036      4,702,365      64,002
Beginning units                 14,981,110     9,734,214    18,214,301    12,313,486    13,104,310     25,584,037           0
                              ------------  ------------  ------------  ------------  ------------  -------------    --------
Ending units                    16,144,393    10,397,065    23,973,019    15,374,374    14,604,346     30,286,402      64,002
                              ============  ============  ============  ============  ============  =============    ========

(1)  For the period from February 4, 2008 (inception) to April 30, 2008

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2008
                                   (continued)

                              Franklin Templeton
                              VIP Founding Funds
                                Allocation Fun
                                 (Class 2) (1)
                              ------------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                       $   (503)
   Net realized gains
      (losses)                            5
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                    18,643
                                   --------
   Increase (decrease) in
      net assets from
      operations                     18,145
                                   --------
From capital transactions:
      Net proceeds from
         units sold                 253,730
      Cost of units redeemed         (1,335)
      Net transfers                 558,551
      Contract maintenance
         charge                           0
                                   --------
   Increase (decrease) in
      net assets from
      capital transactions          810,946
                                   --------
Increase (decrease) in net
   assets                           829,091
Net assets at beginning of
   period                                 0
                                   --------
Net assets at end of period        $829,091
                                   ========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                        26,209
   Units redeemed                      (137)
   Units transferred                 57,086
                                   --------
Increase (decrease) in units
   outstanding                       83,158
Beginning units                           0
                                   --------
Ending units                         83,158
                                   ========

(1)  For the period from February 4, 2008 (inception) to April 30, 2008

    The accompanying notes are an integral part of the financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION


     Variable Annuity Account Seven of SunAmerica Annuity and Life Assurance Company (the "Separate Account") is an investment account of SunAmerica Annuity and Life Assurance Company (formerly known as AIG SunAmerica Life Assurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("American International Group"). American International Group is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Company changed its name to SunAmerica Annuity and Life Assurance Company on April 8, 2009. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Polaris Plus, Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum Series.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.


     The Separate Account is composed of a total of seventy-eight variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following:
     (1) the nine currently available Class 1 and Class 3 investment portfolios of Anchor Series Trust ("Anchor Trust"), (2) the fifty-eight currently available Class 1 and Class 3 investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"), (3) the three currently available Class II investment portfolios of Van Kampen Life Investment Trust ("Van Kampen Trust"), (4) the two currently available Class VC investment portfolios of Lord Abbett Series Fund, Inc. ("Lord Abbett Fund"), (5) the four currently available Class 2 investment portfolios of American Fund Insurance Series ("American Series"), or (6) the two currently available Class 2 investment portfolios of Franklin Templeton Variable Insurance Products Trust ("Franklin Trust"). The primary difference between the classes of the Variable Accounts is that the Class 2 shares in the American Series, the Class II shares in the Van Kampen Trust, the Class 2 shares in the Franklin Trust and the Class 3 shares in the Anchor Trust and the SunAmerica Trust are subject to 12b-1 fees of 0.25%, of each classes' average daily net assets, while the Class 1 shares are not subject to 12b-1 fees. The Class VC shares of the Lord Abbett Fund are not subject to 12b-1 fees.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION (continued)

     The Anchor Trust, the SunAmerica Trust, the Van Kampen Trust, the Lord Abbett Fund, the Franklin Trust and the American Series (collectively referred to as the "Trusts") are diversified, open-ended investment companies, which retain investment advisers to assist in their investment activities. The Anchor Trust and SunAmerica Trust are affiliated investment companies. Participants may elect to have payments allocated to the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

     Prior to May 1, 2008, the Total Return Bond Portfolio was formerly named Worldwide High Income Portfolio and the Capital Growth Portfolio was formerly named Strategic Growth Portfolio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: THE INVESTMENTS are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on a first-in, first-out basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     Effective May 1, 2007, the Separate Account changed its method of determining cost of investments sold by the Trusts from an average cost method to the first-in, first-out method. Management believes that the first-in, first-out method is more commonly used for financial reporting by separate accounts and is a preferable method of accounting. Since investments are stated at net asset value of each of the portfolios of the Trusts, which value their investment securities at fair value, the change has no impact on net assets. The change in method of determining cost of investments sold will result in a reclassification between realized gains and losses and unrealized appreciation and depreciation of investments, beginning May 1, 2007, with no impact on the total increase (decrease) in net assets from operations. Since records of purchases and sales of investments are not readily available for prior periods, it is impracticable to determine the prior periods reclassification between realized gains and losses and unrealized appreciation and depreciation of investments.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

     Annuity benefit payments are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

     ACCOUNTING CHANGES: In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Separate Account adopted FAS 157 on May 1, 2008, its required effective date, and it resulted in no cumulative effect to the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, and Statement of Changes in Net Assets. See Note 3 to the Financial Statements for additional FAS 157 disclosures.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS

     Effective May 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

     Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

     Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

     Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

     The Separate Account assets measured at fair value as of April 30, 2009 consist of investments in trusts, which are registered and open-end mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. The Separate Account had no liabilities as of April 30, 2009. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at April 30, 2009, and respective

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS (continued)

     hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of April 30, 2009, is presented.

4. CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: The Polaris Plus and Polaris II A-Class Platinum Series contracts provide that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of 6% for the Polaris Plus product and 0.50% for the Polaris II A-Class Platinum Series product, of any amount withdrawn that exceed the free withdrawal amount and are recorded as a redemption in the accompanying Statement of Changes in Net Assets. There are no withdrawal charges under the Polaris II Asset Manager and Polaris II A-Class contracts.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance charge for Polaris II A-Class Platinum is charged $35 per contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded in the accompanying Statement of Changes in Net Assets. There are no contract maintenance charges under the Polaris Plus, Polaris II Asset Manager, and Polaris II A-Class contracts.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. Separate Account annual charges are recorded as a charge in the Statement of Operations. The total annual rates of the net asset value of each portfolio, depending on any optional death benefits elected for each product, is as follows:
     Polaris Plus, 0.85% or 1.25%, Polaris II Asset Manager, Polaris II A-Class, and Polaris II A-Class Platinum Series, 0.85% or 1.10%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current

                        VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

     contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense is deducted at an annual rate of 0.15% of the net asset value of each portfolio and is included in the respective separate account annual charge rate. It is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. There are no transfer fees under the Polaris Plus contracts.

     INCOME PROTECTOR FEE: The optional Income Protector Program, offered in Polaris Plus, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is either 0.15% or 0.30% of the Income Benefit Base, deducted annually from the contract value, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees and charges.

     MARKETLOCK, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK INCOME PLUS FEE: The optional MarketLock, MarketLock for Life Plus and MarketLock Income Plus features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock feature is offered in Polaris II A-Class Platinum Series. The annual fee for MarketLock ranges from 0.50% to 0.65% of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     The MarketLock for Life Plus and MarketLock Income Plus features are offered in Polaris II A-Class Platinum Series. The annual fee ranges from 0.70% to 0.75% for one covered person and from 0.95% to 1.00% for two covered persons for MarketLock for Life Plus and is 0.85% for one covered person and 1.10% for two covered persons for MarketLock Income Plus, of the Income Base, deducted quarterly from the contract value and recorded as a redemption in the Statement of Changes in Net Assets. The Income Base for MarketLock for Life Plus and MarketLock Income Plus is calculated as the greater of purchase payments

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4. CHARGES AND DEDUCTIONS (continued)

     made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments.

     SALES CHARGE: For the Polaris II A-Class and the Polaris II A-Class Platinum Series products, an up-front sales charge may be applied against the gross purchase payments made on the contract. The sales charge ranges from 0.50% to 5.75% of the gross purchase payment invested, depending on the investment amount, and is paid to the Company. The net proceeds from units sold are recorded in the accompanying Statement of Changes in Net Assets.

     PREMIUM TAXES: Certain states charge the Company a premium tax on purchase payments up to a maximum of 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes when a purchase payment is made or upon surrender of the contract. Premium taxes are deducted from purchases when a contract annuitizes in the Statement of Changes in New Assets.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

5. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2009 consist of the following:

                                             Cost of      Proceeds
                                              Shares        from
Variable Accounts                            Acquired    Shares Sold
-----------------                          -----------   -----------
ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)       $ 4,779,502   $ 3,692,939
Capital Appreciation Portfolio (Class 1)    25,865,040    18,450,698
Government and Quality Bond Portfolio
   (Class 1)                                14,581,531    20,213,135

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of       Proceeds
                                                            Shares         from
Variable Accounts                                          Acquired    Shares Sold
-----------------                                        -----------   -----------
ANCHOR TRUST (continued):
Growth Portfolio (Class 1)                               $13,383,437   $11,970,357
Asset Allocation Portfolio (Class 3)                       2,279,233       954,733
Capital Appreciation Portfolio (Class 3)                  54,372,044     2,148,405
Government and Quality Bond Portfolio
(Class 3)                                                 36,524,138    10,473,095
Growth Portfolio (Class 3)                                 3,039,252       192,080
Natural Resources Portfolio (Class 3)                      5,901,137     1,199,826

SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)                    $   296,523   $ 1,216,373
Alliance Growth Portfolio (Class 1)                          240,507     5,953,779
Balanced Portfolio (Class 1)                               1,732,509     6,177,342
Blue Chip Growth Portfolio (Class 1)                         143,768       325,728
Capital Growth Portfolio (Class 1)                           324,134       377,733
Cash Management Portfolio (Class 1)                       55,638,165    42,280,678
Corporate Bond Portfolio (Class 1)                         7,263,458    17,353,371
Davis Venture Value Portfolio (Class 1)                   17,624,744    17,856,961
"Dogs" of Wall Street Portfolio (Class 1)                    999,653       748,658
Emerging Markets Portfolio (Class 1)                       5,655,369     4,224,470
Equity Index Portfolio (Class 1)                             401,430     3,675,466
Equity Opportunities Portfolio (Class 1)                   3,611,891     2,906,065
Fundamental Growth Portfolio (Class 1)                       362,395     3,278,466
Global Bond Portfolio (Class 1)                            5,542,676     8,303,007
Global Equities Portfolio (Class 1)                          616,065     1,940,246
Growth Opportunities Portfolio (Class 1)                     264,726       212,509
Growth-Income Portfolio (Class 1)                          4,893,501     6,620,132
High-Yield Bond Portfolio (Class 1)                        3,959,430     3,417,736
International Diversified Equities Portfolio (Class 1)     1,392,919     2,111,031
International Growth and Income Portfolio (Class 1)        3,687,015     7,113,240
MFS Massachusetts Investors Trust Portfolio (Class 1)        250,189     1,105,145
MFS Total Return Portfolio (Class 1)                      15,007,077    27,867,466

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of       Proceeds
                                                            Shares         from
Variable Accounts                                          Acquired    Shares Sold
-----------------                                        -----------   -----------
SUNAMERICA TRUST (continued):
Mid-Cap Growth Portfolio (Class 1)                       $   490,004   $ 1,075,576
Real Estate Portfolio (Class 1)                            2,383,994     2,343,685
Small Company Value Portfolio (Class 1)                      700,829     1,477,099
Technology Portfolio (Class 1)                                56,549        90,778
Telecom Utility Portfolio (Class 1)                          531,560       878,355
Total Return Bond Portfolio (Class 1)                      9,768,597     1,979,980
Aggressive Growth Portfolio (Class 3)                        159,685        77,802
Alliance Growth Portfolio (Class 3)                          573,238     1,696,827
Balanced Portfolio (Class 3)                               1,485,405       560,884
Blue Chip Growth Portfolio (Class 3)                         433,720        45,564
Capital Growth Portfolio (Class 3)                         2,038,639       396,420
Cash Management Portfolio (Class 3)                       32,289,807    20,130,763
Corporate Bond Portfolio (Class 3)                        57,052,160    10,975,625
Davis Venture Value Portfolio (Class 3)                   42,592,659       619,990
"Dogs" of Wall Street Portfolio (Class 3)                    516,449       385,377
Emerging Markets Portfolio (Class 3)                       8,846,501       810,412
Equity Opportunities Portfolio (Class 3)                     429,620       152,554
Foreign Value Portfolio (Class 3)                         29,904,248       674,064
Fundamental Growth Portfolio (Class 3)                     2,808,096       256,729
Global Bond Portfolio (Class 3)                           13,100,351     3,483,357
Global Equities Portfolio (Class 3)                          374,742       473,104
Growth Opportunities Portfolio (Class 3)                  11,923,995        11,376
Growth-Income Portfolio (Class 3)                          1,970,777       613,625
High-Yield Bond Portfolio (Class 3)                       15,679,263       711,501
International Diversified Equities Portfolio (Class 3)     3,055,086       590,210
International Growth and Income Portfolio (Class 3)       26,933,028       427,479
Marsico Focused Growth Portfolio (Class 3)                 1,088,602       335,692
MFS Massachusetts Investors Trust Portfolio (Class 3)     18,471,273        10,407
MFS Total Return Portfolio (Class 3)                      40,824,173     4,083,715
Mid-Cap Growth Portfolio (Class 3)                           724,527       278,975

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                              Cost of       Proceeds
                                               Shares         from
Variable Accounts                             Acquired    Shares Sold
-----------------                           -----------   -----------
SUNAMERICA TRUST (continued):
Real Estate Portfolio (Class 3)             $19,592,879   $   289,939
Small & Mid Cap Value Portfolio (Class 3)    28,100,036        94,217
Small Company Value Portfolio (Class 3)      12,395,238       257,486
Technology Portfolio (Class 3)                  355,088       101,451
Telecom Utility Portfolio (Class 3)             555,971       226,027
Total Return Bond Portfolio (Class 3)        50,329,775     6,270,398

VAN KAMPEN TRUST (Class II):
Capital Growth Portfolio                    $   721,889   $ 1,556,958
Comstock Portfolio                           42,029,513    33,384,543
Growth and Income Portfolio                  51,210,611    26,575,853

LORD ABBETT FUND (Class VC):
Growth and Income Portfolio                 $19,845,299   $25,054,765
Mid Cap Value Portfolio                      12,356,560    21,683,433

AMERICAN SERIES (Class 2):
Asset Allocation Fund                       $78,967,185   $41,692,479
Global Growth Fund                           77,643,618    32,463,531
Growth Fund                                  68,412,801    30,566,629
Growth-Income Fund                           92,426,347    50,628,242

FRANKLIN TRUST (Class 2):
Franklin Income Securities Fund             $ 9,094,021   $   715,750
Franklin Templeton VIP Founding Funds
Allocation Fund                              21,286,090       640,491

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS


     In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, American International Group issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on American International Group's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with American International Group's common stock on all matters submitted to American International Group shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the credit facility is repaid in full or otherwise terminates.

     The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

     On November 25, 2008, American International Group entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, American International Group issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

     During the fourth quarter of 2008, American International Group and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

     On December 12, 2008, American International Group, certain of American International Group's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another American International Group subsidiary (the "American International Group Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)


     company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the American International Group Agent, as agent of the life insurance subsidiaries, in connection with American International Group's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $14.9 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from American International Group subsidiaries in exchange for cash collateral, were terminated.

     On March 2, 2009, American International Group and the NY Fed announced their intent to enter into a transaction pursuant to which American International Group will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an American International Group operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). American International Group expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility. The foregoing transactions are collectively referred to herein as the "AIA/ALICO Transactions".

     American International Group and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which American International Group will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by American International Group. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company is not currently anticipated to be a party to the proposed securitization transaction.

     On October 3, 2008, American International Group announced a restructuring plan under which American International Group's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, American International Group has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to American International Group's ability to divest assets at acceptable values. American International Group's restructuring plan has evolved in response to

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   OTHER MATTERS (continued)


     these market conditions. Specifically, American International Group's current plans involve transactions between American International Group and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

     On April 17, 2009, American International Group entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

     On April 17, 2009, American International Group and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. American International Group also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, American International Group issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) American International Group is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of American International Group's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to American International Group, its subsidiaries or any special purpose vehicle established by or for the benefit of American International Group or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

7.   SUBSEQUENT EVENTS

     On June 25, 2009, American International Group and the NY Fed entered into definitive agreements with respect to the AIM/ALICO Transactions. In exchange for the preferred interests received by the NY

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

7.   SUBSEQUENT EVENTS (continued)

     Fed, there will be a $25 billion reduction in the outstanding balance and maximum mount available to be borrowed under the credit facility agreement (provided the maximum amount available under the credit facility shall not be less than $25 billion as a result of such reduction).


     In connection with the preparation of its quarterly report on Form 10-Q for the three months ended March 31, 2009, American International Group management assessed whether American International Group has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the recently completed transactions and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, American International Group management's plans to stabilize American International Group's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties of such plans, American International Group management believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of American International Group management's plans could be materially different, or that one or more of American International Group management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, American International Group may need additional U.S. government support to meet its obligations as they come due. If American International Group is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations. However, management does not currently anticipate a material impact on the financial statements of the Separate Account as the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES

A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2009, 2008, 2007, 2006 and 2005 follows:

                     At April 30                         For the Year Ended April 30
      ----------------------------------------  ----------------------------------------------
                 Unit Fair Value                Expense Ratio  Investment      Total Return
                    Lowest to       Net Assets      Lowest       Income          Lowest to
Year    Units      Highest ($)         ($)      to Highest(1)   Ratio(2)        Highest(3)
----  ---------  ---------------   -----------  -------------  ----------  -------------------
Asset Allocation Portfolio (Class 1)
2009    773,252  12.00 to 20.97(4)  11,543,112  0.85% to 1.25%    3.55%     -22.05% to -22.01%(5)
2008    869,404  15.39 to 26.90(4)  17,088,965  0.85% to 1.25%    2.88%       -0.32% to -0.30%(5)
2007    916,119  15.44 to 26.98(4)  18,467,182  0.85% to 1.25%    3.16%       10.59% to 10.74%(5)
2006    949,755  13.94 to 24.40(4)  17,818,596  0.85% to 1.25%    2.99%        9.93% to 10.37%(5)
2005    971,032  11.78 to 22.20(4)  17,336,407  0.85% to 1.25%    2.73%         5.86% to 6.28%

Capital Appreciation Portfolio (Class 1)
2009  6,103,781  10.63 to 33.20(4)  72,003,272  0.85% to 1.25%    0.00%     -34.86% to -34.60%
2008  7,277,987  16.25 to 50.97(4) 131,934,651  0.85% to 1.25%    0.34%         8.44% to 8.87%
2007  8,114,213  14.92 to 47.00(4) 135,629,169  0.85% to 1.25%    0.14%         9.24% to 9.68%
2006  7,778,119  13.61 to 43.03(4) 122,002,595  0.85% to 1.25%    0.27%       25.96% to 26.47%
2005  6,202,015  10.76 to 34.16(4)  83,487,910  0.85% to 1.25%    0.00%         0.37% to 0.78%

Government and Quality Bond Portfolio (Class 1)
2009  5,468,822  15.07 to 19.37(4)  85,971,493  0.85% to 1.25%    4.17%         2.30% to 2.71%
2008  5,992,724  14.67 to 18.94(4)  92,173,031  0.85% to 1.25%    3.74%         4.76% to 5.18%
2007  5,953,394  13.95 to 18.08(4)  87,861,069  0.85% to 1.25%    3.65%         5.23% to 5.65%
2006  5,852,159  13.20 to 17.18(4)  83,089,300  0.85% to 1.25%    3.77%       -1.00% to -0.60%
2005  5,005,538  13.28 to 17.35(4)  74,583,311  0.85% to 1.25%    4.64%         3.27% to 3.69%

Growth Portfolio (Class 1)
2009  4,008,018   8.46 to 23.28(4)  38,205,960  0.85% to 1.25%    0.91%     -36.22% to -35.96%
2008  4,982,926  13.21 to 36.50(4)  73,973,227  0.85% to 1.25%    0.73%       -2.18% to -1.79%
2007  5,772,736  13.45 to 37.31(4)  86,859,847  0.85% to 1.25%    0.61%       11.97% to 12.41%
2006  5,763,643  11.97 to 33.32(4)  79,074,823  0.85% to 1.25%    0.82%        17.64 to 18.11%
2005  4,488,033  10.13 to 28.33(4)  56,478,498  0.85% to 1.25%    0.53%         5.42% to 5.85%

Asset Allocation Portfolio (Class 3)
2009    311,652  10.99 to 11.22      3,494,991  0.85% to 1.10%    3.28%     -22.12% to -21.93%
2008    265,948  14.11 to 14.37      3,820,926  0.85% to 1.10%    2.08%       -0.41% to -0.17%
2007    103,436  14.17 to 14.39      1,488,630  0.85% to 1.10%    1.64%    10.61%(7) to 10.95%(7)
2006         --              --             --             --       --                     --
2005         --              --             --             --       --                     --

Capital Appreciation Portfolio (Class 3)
2009  8,928,669  10.32 to 10.55     94,134,741  0.85% to 1.10%    0.00%     -34.93% to -34.77%
2008  6,845,459  15.86 to 16.17    110,634,862  0.85% to 1.10%    0.13%         8.33% to 8.60%
2007  3,085,252  14.64 to 14.89     45,912,750  0.85% to 1.10%    0.00%      9.53%(7) to 9.82%(7)
2006         --              --             --             --       --                     --
2005         --              --             --             --       --                     --

Government and Quality Bond Portfolio (Class 3)
2009  5,442,670  14.65 to 14.96     81,374,970  0.85% to 1.10%    3.70%         2.20% to 2.45%
2008  3,775,931  14.34 to 14.60     55,105,056  0.85% to 1.10%    3.27%         4.66% to 4.92%
2007  2,044,042  13.70 to 13.91     28,430,845  0.85% to 1.10%    1.30%      5.45%(7) to 5.71%(7)
2006         --              --             --             --       --                     --
2005         --              --             --             --       --                     --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                     At April 30                         For the Year Ended April 30
      ----------------------------------------  ----------------------------------------------
                 Unit Fair Value                Expense Ratio  Investment      Total Return
                    Lowest to       Net Assets      Lowest       Income          Lowest to
Year    Units      Highest ($)         ($)      to Highest(1)   Ratio(2)        Highest(3)
----  ---------  ---------------   -----------  -------------  ----------  -------------------
Growth Portfolio (Class 3)
2009    472,674    8.23 to 8.40      3,970,032  0.85% to 1.10%    0.50%     -36.30% to -36.12%
2008    296,113  12.92 to 13.15      3,893,356  0.85% to 1.10%    0.43%       -2.21% to -2.04%
2007    143,500  13.21 to 13.42      1,925,911  0.85% to 1.10%    0.24%    12.29%(7) to 12.64%(7)
2006         --              --             --             --       --                     --
2005         --              --             --             --       --                     --

Natural Resources Portfolio (Class 3)
2009    864,571    7.49 to 7.54      6,521,441  0.85% to 1.10%    0.81%     -48.71% to -48.58%
2008    617,073  14.60 to 14.67      9,051,703  0.85% to 1.10%    0.69%       31.40% to 31.74%
2007    226,414  11.11 to 11.14      2,521,228  0.85% to 1.10%    0.18%    11.12%(7) to 11.36%(7)
2006         --              --             --             --       --                     --
2005         --              --             --             --       --                     --

Aggressive Growth Portfolio (Class 1)
2009    483,218    5.25 to 8.60(4)   3,540,639  0.85% to 1.25%    0.82%     -45.77% to -45.56%
2008    584,193   9.64 to 15.86(4)   7,886,613  0.85% to 1.25%    0.64%     -19.13% to -18.80%
2007    686,222  11.87 to 19.61(4)  11,523,478  0.85% to 1.25%    0.10%       12.60% to 13.05%
2006    779,379  10.50 to 17.41(4)  11,882,825  0.85% to 1.25%    0.00%       22.91% to 23.40%
2005    904,750   8.51 to 14.17(4)  11,620,263  0.85% to 1.25%    0.00%        9.63% to 10.06%(5)

Alliance Growth Portfolio (Class 1)
2009  1,429,844   5.85 to 23.92(4)  21,415,071  0.85% to 1.25%    0.19%     -31.59% to -31.31%
2008  1,797,555   8.51 to 34.96(4)  38,382,318  0.85% to 1.25%    0.05%       -0.58% to -0.18%
2007  2,189,625   8.53 to 35.16(4)  47,489,197  0.85% to 1.25%    0.13%         2.03% to 2.44%
2006  2,713,134   8.32 to 34.46(4)  59,181,349  0.85% to 1.25%    0.38%       27.10% to 27.61%
2005  3,450,927   6.52 to 27.12(4)  60,549,487  0.85% to 1.25%    0.33%         1.04% to 1.45%(5)

Balanced Portfolio (Class 1)
2009  1,505,570   7.54 to 12.82(4)  17,053,832  0.85% to 1.25%    3.93%     -23.28% to -22.98%
2008  1,878,292   9.78 to 16.71(4)  28,239,635  0.85% to 1.25%    2.96%       -4.27% to -3.88%
2007  2,217,107  10.18 to 17.45(4)  35,003,995  0.85% to 1.25%    2.76%       11.47% to 11.92%
2006  2,737,772   9.10 to 15.66(4)  39,283,815  0.85% to 1.25%    2.52%         6.73% to 7.15%
2005  3,519,306   8.49 to 14.67(4)  48,101,607  0.85% to 1.25%    1.56%         3.02% to 3.44%(5)

Blue Chip Growth Portfolio (Class 1)
2009    211,535    4.35 to 4.44        938,950  0.85% to 1.10%    0.54%     -31.55% to -31.37%
2008    248,749    6.36 to 6.48      1,608,902  0.85% to 1.10%    0.35%       -0.44% to -0.19%
2007    289,877    6.39 to 6.49      1,878,739  0.85% to 1.10%    0.25%        9.97% to 10.25%
2006    288,625    5.81 to 5.88      1,696,323  0.85% to 1.10%    0.56%       10.92% to 11.20%
2005    268,342    5.24 to 5.29      1,418,582  0.85% to 1.10%    0.16%       -1.71% to -1.46%

Capital Growth Portfolio (Class 1)
2009    211,903    5.45 to 5.57      1,178,444  0.85% to 1.10%    0.00%     -38.05% to -37.90%
2008    217,046    8.81 to 8.96      1,943,884  0.85% to 1.10%    1.18%         1.64% to 1.89%
2007    247,323    8.66 to 8.80      2,174,280  0.85% to 1.10%    0.31%       14.30% to 14.58%
2006    248,835    7.58 to 7.68      1,909,317  0.85% to 1.10%    0.45%       16.75% to 17.04%
2005    178,277    6.49 to 6.56      1,168,750  0.85% to 1.10%    0.00%         1.68% to 1.93%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                     At April 30                         For the Year Ended April 30
      ----------------------------------------  ----------------------------------------------
                 Unit Fair Value                Expense Ratio  Investment      Total Return
                    Lowest to       Net Assets      Lowest       Income          Lowest to
Year    Units      Highest ($)         ($)      to Highest(1)   Ratio(2)        Highest(3)
----  ---------  ---------------   -----------  -------------  ----------  -------------------
Cash Management Portfolio (Class 1)
2009  3,643,431  11.95 to 14.07(4)  44,673,769  0.85% to 1.25%    3.51%      -0.63% to -0.23%
2008  2,585,728  11.98 to 14.16(4)  32,502,964  0.85% to 1.25%    3.25%        2.19% to 2.60%
2007  1,908,753  11.68 to 13.86(4)  23,875,174  0.85% to 1.25%    2.55%        3.63% to 4.04%
2006  1,566,098  11.23 to 13.37(4)  19,153,946  0.85% to 1.25%    0.86%        2.15% to 2.56%
2005  1,660,970  10.94 to 13.09(4)  20,569,647  0.85% to 1.25%    0.77%        0.09% to 0.49%

Corporate Bond Portfolio (Class 1)
2009  4,991,101  15.16 to 18.66(4)  76,317,039  0.85% to 1.25%    4.72%      -3.52% to -3.13%
2008  5,908,285  15.65 to 19.34(4)  93,350,119  0.85% to 1.25%    3.89%        3.13% to 3.54%
2007  5,762,823  15.12 to 18.75(4)  88,117,103  0.85% to 1.25%    4.34%        7.31% to 7.74%
2006  5,268,308  14.03 to 17.48(4)  75,119,224  0.85% to 1.25%    4.39%        1.40% to 1.81%
2005  3,499,746  13.78 to 17.23(4)  49,923,331  0.85% to 1.25%    4.75%        3.86% to 4.28%

Davis Venture Value Portfolio (Class 1)
2009  5,852,219  10.09 to 25.48(4)  65,272,627  0.85% to 1.25%    2.04%    -36.45% to -36.20%
2008  7,123,996  15.81 to 40.10(4) 124,976,792  0.85% to 1.25%    0.92%      -3.92% to -3.54%
2007  8,070,942  16.39 to 41.73(4) 148,405,314  0.85% to 1.25%    0.98%      13.90% to 14.35%
2006  7,926,993  14.34 to 36.64(4) 127,172,101  0.85% to 1.25%    0.96%      16.03% to 16.50%
2005  6,547,997  12.31 to 31.58(4)  94,709,800  0.85% to 1.25%    0.85%        8.59% to 9.02%(5)

"Dogs" of Wall Street Portfolio (Class 1)
2009    261,903   8.70 to 10.20      2,363,708  0.85% to 1.25%    3.97%    -31.73% to -31.45%(5)
2008    303,915  12.75 to 14.89      3,993,931  0.85% to 1.25%    2.67%      -6.81% to -6.44%(5)
2007    373,356  13.68 to 15.91      5,265,702  0.85% to 1.25%    2.40%      16.44% to 16.90%
2006    449,685  11.75 to 13.61      5,417,029  0.85% to 1.25%    2.52%        5.77% to 6.19%
2005    573,762  11.11 to 12.82      6,504,889  0.85% to 1.25%    2.44%        1.80% to 2.20%(5)

Emerging Markets Portfolio (Class 1)
2009    531,514  13.65 to 16.86      7,786,851  0.85% to 1.25%    2.11%    -46.75% to -46.54%
2008    687,305  25.64 to 31.53     19,068,073  0.85% to 1.25%    1.93%      20.50% to 20.98%
2007    705,715  21.28 to 26.06     16,152,724  0.85% to 1.25%    0.95%      16.26% to 16.72%
2006    814,147  18.30 to 22.33     15,776,403  0.85% to 1.25%    0.28%      63.38% to 64.03%
2005    636,170  11.20 to 13.61      7,347,341  0.85% to 1.25%    1.01%      23.01% to 23.50%

Equity Index Portfolio (Class 1)
2009  1,426,489            6.56      9,357,126           1.25%    2.48%               -36.27%
2008  1,882,083           10.29     19,373,157           1.25%    1.58%                -6.28%
2007  2,345,019           10.98     25,756,567           1.25%    1.56%                13.14%
2006  3,059,876            9.71     29,704,711           1.25%    1.60%                13.47%
2005  4,114,983            8.56     35,204,686           1.25%    1.10%                 4.45%

Equity Opportunities Portfolio (Class 1)
2009  1,137,507   8.51 to 13.39(4)  10,300,983  0.85% to 1.25%    1.86%    -32.23% to -31.96%
2008  1,374,566  12.51 to 19.76(4)  18,231,057  0.85% to 1.25%    1.84%      -8.00% to -7.63%
2007  1,550,960  13.55 to 21.47(4)  22,389,453  0.85% to 1.25%    1.63%      11.61% to 12.05%
2006  1,671,136  12.09 to 19.24(4)  21,804,571  0.85% to 1.25%    1.55%      11.45% to 11.90%
2005  1,522,266  10.81 to 17.26(4)  18,567,050  0.85% to 1.25%    1.42%        6.00% to 6.43%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                     At April 30                         For the Year Ended April 30
      ----------------------------------------  ---------------------------------------------
                 Unit Fair Value                Expense Ratio  Investment     Total Return
                    Lowest to       Net Assets      Lowest       Income         Lowest to
Year    Units      Highest ($)         ($)      to Highest(1)   Ratio(2)       Highest(3)
----  ---------  ---------------   -----------  -------------  ----------  ------------------
Fundamental Growth Portfolio (Class 1)
2009  1,522,209   4.83 to 12.53(4)  10,568,571  0.85% to 1.25%    0.00%    -40.72% to -40.48%
2008  1,859,610   8.11 to 21.14(4)  21,612,238  0.85% to 1.25%    0.00%        6.59% to 7.02%
2007  2,167,678   7.58 to 19.83(4)  24,040,160  0.85% to 1.25%    0.02%        4.32% to 4.74%
2006  2,549,419   7.24 to 19.01(4)  28,011,037  0.85% to 1.25%    0.61%      15.98% to 16.45%
2005  2,873,774   6.22 to 16.39(4)  29,214,010  0.85% to 1.25%    0.13%      -2.23% to -1.84%(5)

Global Bond Portfolio (Class 1)
2009  1,054,671  14.85 to 20.18(4)  16,526,291  0.85% to 1.25%    3.46%      -4.63% to -4.24%
2008  1,270,133  15.51 to 21.16(4)  20,864,229  0.85% to 1.25%    0.49%      13.57% to 14.03%
2007    818,750  13.60 to 18.63(4)  12,192,862  0.85% to 1.25%    9.13%        2.82% to 3.23%(5)
2006    737,348  13.18 to 18.12(4)  10,985,195  0.85% to 1.25%    3.23%        2.47% to 2.88%(5)
2005    632,442  12.81 to 17.68(4)   9,740,574  0.85% to 1.25%    0.00%        4.17% to 4.59%

Global Equities Portfolio (Class 1)
2009    489,251   6.56 to 14.68(4)   4,927,724  0.85% to 1.25%    2.81%    -41.70% to -41.47%
2008    620,943  11.21 to 25.18(4)  10,592,395  0.85% to 1.25%    1.24%      -3.66% to -3.27%
2007    697,578  11.59 to 26.14(4)  12,617,488  0.85% to 1.25%    0.89%      16.51% to 16.98%
2006    703,263   9.91 to 22.43(4)  11,363,594  0.85% to 1.25%    0.26%      34.21% to 34.75%
2005    731,337   7.35 to 16.71(4)   9,402,833  0.85% to 1.25%    0.32%        5.56% to 5.98%(5)

Growth Opportunities Portfolio (Class 1)
2009    188,057    4.21 to 4.37        793,208  0.85% to 1.10%    0.00%    -31.48% to -31.31%
2008    175,626    6.13 to 6.38      1,077,783  0.85% to 1.10%    0.00%        2.41% to 2.67%
2007    181,505    5.97 to 6.23      1,085,841  0.85% to 1.10%    0.00%      -0.92% to -0.68%
2006    183,198    6.01 to 6.28      1,104,632  0.85% to 1.10%    0.00%      36.75% to 37.11%
2005     65,458    4.38 to 4.60        287,334  0.85% to 1.10%    0.00%      -0.83% to -0.59%

Growth-Income Portfolio (Class 1)
2009  1,588,482   6.51 to 20.11(4)  19,101,948  0.85% to 1.25%    1.36%    -37.60% to -37.35%
2008  1,960,560  10.39 to 32.22(4)  38,263,550  0.85% to 1.25%    0.98%      -5.23% to -4.85%(5)
2007  2,172,631  10.92 to 34.00(4)  46,157,588  0.85% to 1.25%    0.75%        8.88% to 9.32%(5)
2006  2,508,957   9.99 to 31.22(4)  51,800,247  0.85% to 1.25%    0.56%      16.84% to 17.30%
2005  3,029,829   8.51 to 26.72(4)  56,491,767  0.85% to 1.25%    0.72%        1.56% to 1.97%

High-Yield Bond Portfolio (Class 1)
2009  1,071,185  11.43 to 15.78(4)  12,495,060  0.85% to 1.25%   12.09%    -25.73% to -25.63%(5)
2008  1,122,869  15.36 to 21.25(4)  17,677,184  0.85% to 1.25%    7.63%      -3.84% to -3.68%(5)
2007  1,264,402  15.95 to 22.09(4)  20,788,545  0.85% to 1.25%    7.63%      10.90% to 11.06%(5)
2006  1,158,420  14.36 to 19.92(4)  17,292,845  0.85% to 1.25%    9.75%      15.09% to 15.55%(5)
2005  1,106,694  12.02 to 17.31(4)  14,737,078  0.85% to 1.25%    8.64%      12.08% to 12.53%(5)

International Diversified Equities Portfolio (Class 1)
2009    697,860   9.45 to 10.13(4)   5,081,136  0.85% to 1.25%    4.13%    -42.42% to -42.26%(5)
2008    842,165  16.41 to 17.55(4)  10,620,895  0.85% to 1.25%    2.09%        2.47% to 2.73%(5)
2007    812,228  16.02 to 17.08(4)  10,099,384  0.85% to 1.25%    0.41%      15.00% to 15.42%(5)
2006    749,276  13.93 to 14.80(4)   8,378,646  0.85% to 1.25%    1.44%      33.28% to 33.81%(5)
2005    649,657  10.45 to 11.07(4)   5,681,049  0.85% to 1.25%    2.04%    7.55%(7) to 10.90%(5)

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                      At April 30                         For the Year Ended April 30
      -----------------------------------------  ---------------------------------------------
                  Unit Fair Value                Expense Ratio  Investment     Total Return
                     Lowest to       Net Assets      Lowest       Income         Lowest to
Year    Units       Highest ($)         ($)      to Highest(1)   Ratio(2)       Highest(3)
----  ----------  ---------------   -----------  -------------  ----------  ------------------
International Growth and Income Portfolio (Class 1)

2009   1,283,469   8.03 to 10.11(4)  11,009,858  0.85% to 1.25%    3.73%    -48.39% to -48.19%
2008   1,900,582  15.49 to 19.60(4)  31,204,073  0.85% to 1.25%    1.67%      -5.30% to -4.92%
2007   1,930,818  16.29 to 20.69(4)  33,618,066  0.85% to 1.25%    1.26%      17.01% to 17.48%
2006   1,624,150  13.87 to 17.68(4)  24,427,654  0.85% to 1.25%    0.81%      34.94% to 35.48%
2005   1,461,032  10.24 to 13.10(4)  16,531,318  0.85% to 1.25%    1.18%      12.29% to 12.74%(5)

MFS Massachusetts Investors Trust Portfolio (Class 1)
2009     388,579    7.80 to 7.96      3,085,844  0.85% to 1.10%    1.20%    -32.13% to -31.96%
2008     492,672  11.49 to 11.70      5,753,833  0.85% to 1.10%    1.18%        0.51% to 0.77%
2007     571,906  11.43 to 11.61      6,629,932  0.85% to 1.10%    0.70%      12.29% to 12.57%
2006     651,510  10.18 to 10.31      6,711,198  0.85% to 1.10%    0.76%      16.12% to 16.41%
2005     734,202    8.77 to 8.86      6,498,005  0.85% to 1.10%    0.81%        8.60% to 8.88%

MFS Total Return Portfolio (Class 1)
2009   8,100,695  12.38 to 12.64    102,227,600  0.85% to 1.10%    3.66%    -21.50% to -21.30%
2008  10,055,681  15.77 to 16.06    161,294,974  0.85% to 1.10%    2.66%      -4.27% to -4.03%
2007  10,626,450  16.47 to 16.73    177,627,795  0.85% to 1.10%    2.38%      12.03% to 12.31%
2006  10,086,264  14.70 to 14.90    150,133,917  0.85% to 1.10%    2.06%        7.31% to 7.57%
2005   6,985,249  13.70 to 13.85     96,653,891  0.85% to 1.10%    0.18%        7.58% to 7.85%

Mid-Cap Growth Portfolio (Class 1)
2009     361,701    6.29 to 6.42      2,318,266  0.85% to 1.10%    0.00%    -33.90% to -33.74%
2008     441,212    9.52 to 9.69      4,268,355  0.85% to 1.10%    0.24%        1.85% to 2.10%
2007     432,792    9.34 to 9.49      4,101,234  0.85% to 1.10%    0.00%        2.10% to 2.35%
2006     462,785    9.15 to 9.27      4,286,330  0.85% to 1.10%    0.00%      21.60% to 21.90%
2005     464,234    7.53 to 7.60      3,527,481  0.85% to 1.10%    0.00%      -3.17% to -2.93%

Real Estate Portfolio (Class 1)
2009     299,890  14.08 to 16.91      4,756,909  0.85% to 1.25%    4.34%    -49.67% to -49.47%
2008     382,374  27.98 to 33.46     11,983,610  0.85% to 1.25%    1.55%    -16.91% to -16.58%
2007     589,555  33.68 to 40.11     22,020,106  0.85% to 1.25%    1.24%      25.16% to 25.66%
2006     561,998  26.91 to 31.92     16,598,621  0.85% to 1.25%    1.81%      29.08% to 29.59%
2005     491,780  20.85 to 24.63     10,901,751  0.85% to 1.25%    2.52%      31.30% to 31.83%(5)

Small Company Value Portfolio (Class 1)
2009     196,515  12.23 to 17.08      3,353,978  0.85% to 1.25%    0.59%    -32.17% to -31.88%
2008     247,131  17.95 to 25.18      6,218,989  0.85% to 1.25%    0.00%    -13.59% to -13.23%
2007     340,916  20.69 to 29.13      9,928,447  0.85% to 1.25%    0.01%        7.15% to 7.58%
2006     384,470  19.23 to 27.19     10,450,373  0.85% to 1.25%    6.09%      32.88% to 33.41%
2005     456,861  14.41 to 20.46      9,345,792  0.85% to 1.25%    0.00%      15.28% to 15.74%

Technology Portfolio (Class 1)
2009     161,321    1.54 to 1.57        252,953  0.85% to 1.10%    0.00%    -35.24% to -35.07%
2008     177,656    2.38 to 2.42        429,037  0.85% to 1.10%    0.00%      -1.43% to -1.18%
2007     147,503    2.41 to 2.45        360,403  0.85% to 1.10%    0.00%        1.20% to 1.45%
2006     170,038    2.38 to 2.41        409,580  0.85% to 1.10%    0.00%      16.64% to 16.93%
2005     140,711    2.04 to 2.06        289,994  0.85% to 1.10%    0.00%      -5.35% to -5.11%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                      At April 30                         For the Year Ended April 30
      -----------------------------------------  ---------------------------------------------
                  Unit Fair Value                Expense Ratio  Investment     Total Return
                     Lowest to       Net Assets      Lowest       Income         Lowest to
Year    Units       Highest ($)         ($)      to Highest(1)   Ratio(2)       Highest(3)
----  ----------  ---------------   -----------  -------------  ----------  ------------------

Telecom Utility Portfolio (Class 1)
2009     185,202   8.32 to 11.18(4)   1,862,882  0.85% to 1.25%    3.03%     -37.78% to -37.56%(5)
2008     222,071  13.32 to 17.97(4)   3,621,268  0.85% to 1.25%    3.04%         7.31% to 7.53%(5)
2007     228,872  12.39 to 16.75(4)   3,559,841  0.85% to 1.25%    3.49%       29.03% to 29.65%
2006     247,300   9.56 to 12.98(4)   3,055,430  0.85% to 1.25%    4.30%       10.50% to 11.25%
2005     320,859   8.08 to 11.75(4)   3,606,091  0.85% to 1.25%    4.90%       15.64% to 16.47%(5)

Total Return Bond Portfolio (Class 1)
2009     902,304  16.62 to 24.38(4)  15,551,746  0.85% to 1.25%    3.08%         6.13% to 6.56%
2008     431,252  15.60 to 22.97(4)   7,169,673  0.85% to 1.25%    6.45%         1.70% to 2.11%
2007     441,898  15.28 to 22.59(4)   7,255,884  0.85% to 1.25%    7.41%         9.53% to 9.97%
2006     437,925  13.89 to 20.62(4)   6,610,256  0.85% to 1.25%    7.77%       10.07% to 10.51%
2005     353,167  12.57 to 18.74(4)   5,019,174  0.85% to 1.25%    6.07%         8.28% to 8.72%

Aggressive Growth Portfolio (Class 3)
2009      62,443     5.13 to 5.21       325,076  0.85% to 1.10%    0.39%     -45.75% to -45.71%
2008      54,796     9.45 to 9.59       525,484  0.85% to 1.10%    0.38%     -19.04% to -18.99%
2007      27,200   11.67 to 11.84       321,940  0.85% to 1.10%    0.00%    13.05%(7) to 13.31%(7)
2006          --               --            --             --       --                     --
2005          --               --            --             --       --                     --

Alliance Growth Portfolio (Class 3)
2009   1,773,630     5.68 to 5.80    10,283,061  0.85% to 1.10%    0.00%     -31.66% to -31.49%
2008   1,941,059     8.31 to 8.47    16,426,222  0.85% to 1.10%    0.00%       -0.68% to -0.43%
2007   1,540,187     8.37 to 8.50    13,090,904  0.85% to 1.10%    0.00%      2.62%(7) to 2.89%(7)
2006          --               --            --             --       --                     --
2005          --               --            --             --       --                     --

Balanced Portfolio (Class 3)
2009     266,206     7.28 to 7.48     1,991,393  0.85% to 1.10%    3.37%     -23.43% to -23.18%
2008     157,604     9.51 to 9.74     1,535,078  0.85% to 1.10%    2.44%       -4.61% to -4.07%
2007      72,752    9.97 to 10.15       738,657  0.85% to 1.10%    2.46%    11.39%(7) to 11.95%(7)
2006          --               --            --             --       --                     --
2005          --               --            --             --       --                     --

Blue Chip Growth Portfolio (Class 3)
2009     199,873     4.29 to 4.41       881,600  0.85% to 1.10%    0.19%     -31.94% to -31.54%
2008     114,836     6.31 to 6.44       739,922  0.85% to 1.10%    0.09%       -0.82% to -0.44%
2007      31,532     6.36 to 6.47       204,059  0.85% to 1.10%    0.01%     9.90%(7) to 10.38%(7)
2006          --               --            --             --       --                     --
2005          --               --            --             --       --                     --

Capital Growth Portfolio (Class 3)
2009     542,220     5.41 to 5.52     2,993,747  0.85% to 1.10%    0.00%     -38.21% to -38.05%
2008     315,718     8.75 to 8.92     2,814,010  0.85% to 1.10%    0.80%         1.39% to 1.65%
2007     111,654     8.63 to 8.77       978,668  0.85% to 1.10%    0.07%    14.37%(7) to 14.75%(7)
2006          --               --            --             --       --                     --
2005          --               --            --             --       --                     --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                     At April 30                          For the Year Ended April 30
      ----------------------------------------  -----------------------------------------------
                  Unit Fair Value                Expense Ratio  Investment
                     Lowest to      Net Assets      Lowest        Income    Total Return Lowest
Year     Units      Highest ($)        ($)       to Highest(1)   Ratio(2)      to Highest(3)
----  ----------  ---------------  -----------  --------------  ----------  -------------------
Cash Management Portfolio (Class 3)
2009   1,880,894   11.57 to 11.87   22,315,806  0.85% to 1.10%     3.30%        -0.81% to -0.48%
2008     903,247   11.66 to 11.92   10,769,286  0.85% to 1.10%     2.74%          1.90% to 2.34%
2007     221,901   11.45 to 11.65    2,585,109  0.85% to 1.10%     1.18%      3.06% (7) to 3.78%(7)
2006          --               --           --             --        --                      --
2005          --               --           --             --        --                      --

Corporate Bond Portfolio (Class 3)
2009  10,287,566   14.73 to 15.05  154,733,770  0.85% to 1.10%     4.44%        -3.61% to -3.37%
2008   7,546,558   15.29 to 15.57  117,474,094  0.85% to 1.10%     3.28%          3.02% to 3.28%
2007   2,737,040   14.84 to 15.08   41,252,054  0.85% to 1.10%     2.33%      7.41% (7) to 7.69%(7)
2006          --               --           --             --        --                      --
2005          --               --           --             --        --                      --

Davis Venture Value Portfolio (Class 3)
2009   7,608,802    9.81 to 10.01   76,156,795  0.85% to 1.10%     1.65%      -36.51% to -36.35%
2008   5,189,859   15.44 to 15.73   81,616,529  0.85% to 1.10%     0.65%        -4.02% to -3.78%
2007   2,334,998   16.09 to 16.35   38,159,680  0.85% to 1.10%     0.47%    14.21% (7) to 14.51%(7)
2006          --               --           --             --        --                      --
2005          --               --           --             --        --                      --

"Dogs" of Wall Street Portfolio (Class 3)
2009      58,953    9.92 to 10.13      596,737  0.85% to 1.10%     3.41%      -31.79% to -31.62%
2008      58,757   14.55 to 14.81      869,654  0.85% to 1.10%     1.87%        -6.91% to -6.68%
2007      15,406   15.63 to 15.87      244,392  0.85% to 1.10%     1.08%    16.65% (7) to 17.21%(7)
2006          --               --           --             --        --                      --
2005          --               --           --             --        --                      --

Emerging Markets Portfolio (Class 3)
2009     445,284   16.41 to 16.72    7,445,005  0.85% to 1.10%     1.78%      -46.81% to -46.67%
2008     187,242   30.86 to 31.36    5,869,661  0.85% to 1.10%     1.52%        20.38% to 20.68%
2007      78,177   25.63 to 25.99    2,030,305  0.85% to 1.10%     0.43%    15.89% (7) to 16.18%(7)
2006          --               --           --             --        --                      --
2005          --               --           --             --        --                      --

Equity Opportunities Portfolio (Class 3)
2009      86,148     8.28 to 8.45      727,097  0.85% to 1.10%     1.45%      -32.30% to -32.13%
2008      77,706   12.23 to 12.45      966,485  0.85% to 1.10%     1.48%        -8.09% to -7.86%
2007      44,392   13.31 to 13.51      599,323  0.85% to 1.10%     0.91%    11.80% (7) to 12.09%(7)
2006          --               --           --             --        --                      --
2005          --               --           --             --        --                      --

Foreign Value Portfolio (Class 3)
2009   6,208,269     7.15 to 7.20   44,685,557  0.85% to 1.10%     3.27%      -39.79% to -39.64%
2008   3,247,960   11.87 to 11.93   38,732,779  0.85% to 1.10%     1.64%        -2.48% to -2.24%
2007   1,412,237   12.17 to 12.20   17,227,088  0.85% to 1.10%     0.51%    21.70% (7) to 21.99%(7)
2006          --               --           --              --       --                      --
2005          --               --           --              --       --                      --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                    At April 30                         For the Year Ended April 30
      --------------------------------------  -----------------------------------------------
                 Unit Fair Value               Expense Ratio  Investment
                    Lowest to     Net Assets      Lowest        Income    Total Return Lowest
Year    Units      Highest ($)       ($)       to Highest(1)   Ratio(2)      to Highest(3)
----  ---------  ---------------  ----------  --------------  ----------  -------------------
Fundamental Growth Portfolio (Class 3)
2009    549,106     4.67 to 4.80   2,632,658  0.85% to 1.10%     0.00%      -40.80% to -40.64%
2008    177,756     7.89 to 8.08   1,435,774  0.85% to 1.10%     0.00%          6.18% to 6.83%
2007     11,279     7.43 to 7.56      85,279  0.85% to 1.10%     0.00%      4.81% (7) to 5.26%(7)
2006         --               --          --             --        --                      --
2005         --               --          --             --        --                      --

Global Bond Portfolio (Class 3)
2009  1,434,506   14.44 to 14.74  21,135,804  0.85% to 1.10%     3.23%        -4.72% to -4.48%
2008    818,108   15.16 to 15.43  12,619,049  0.85% to 1.10%     0.24%        13.46% to 13.74%
2007    191,065   13.36 to 13.57   2,590,965  0.85% to 1.10%     5.37%      2.58% (7) to 2.83%(7)
2006         --               --          --             --        --                      --
2005         --               --          --             --        --                      --

Global Equities Portfolio (Class 3)
2009    129,923     6.38 to 6.51     846,044  0.85% to 1.10%     2.42%      -41.69% to -41.62%
2008    150,531   10.95 to 11.15   1,678,705  0.85% to 1.10%     1.03%        -3.74% to -3.51%
2007    112,385   11.38 to 11.56   1,298,904  0.85% to 1.10%     0.40%    16.27% (7) to 16.66%(7)
2006         --               --          --             --        --                      --
2005         --               --          --             --        --                      --

Growth Opportunities Portfolio (Class 3)
2009  2,777,829     4.18 to 4.33  11,608,941  0.85% to 1.10%     0.00%      -31.65% to -31.48%
2008    191,851     6.10 to 6.34   1,170,449  0.85% to 1.10%     0.00%          2.16% to 2.42%
2007     87,358     5.95 to 6.21     520,946  0.85% to 1.10%     0.00%    -0.96% (7) to -0.64%(7)
2006         --               --          --             --        --                      --
2005         --               --          --             --        --                      --

Growth-Income Portfolio (Class 3)
2009    617,396     6.29 to 6.46   3,984,803  0.85% to 1.10%     1.00%      -37.67% to -37.51%
2008    569,721   10.10 to 10.33   5,885,515  0.85% to 1.10%     0.66%        -5.37% to -5.08%
2007    101,291   10.67 to 10.89   1,102,657  0.85% to 1.10%     0.21%      8.52% (7) to 9.30%(7)
2006         --               --          --             --        --                      --
2005         --               --          --             --        --                      --

High-Yield Bond Portfolio (Class 3)
2009  2,789,881   10.84 to 11.05  30,816,932  0.85% to 1.10%    12.02%      -25.81% to -25.62%
2008  1,832,333   14.61 to 14.86  27,212,609  0.85% to 1.10%     6.49%        -3.93% to -3.69%
2007    450,753   15.20 to 15.42   6,950,276  0.85% to 1.10%     4.12%    10.71% (7) to 10.99%(7)
2006         --               --          --             --        --                      --
2005         --               --          --             --        --                      --

International Diversified Equities Portfolio (Class 3)
2009    739,607     6.13 to 6.25   4,621,050  0.85% to 1.10%     4.05%      -42.47% to -42.33%
2008    519,361   10.65 to 10.84   5,626,325  0.85% to 1.10%     1.75%          2.37% to 2.62%
2007    215,249   10.40 to 10.56   2,272,248  0.85% to 1.10%     0.16%    14.62% (7) to 14.92%(7)
2006         --               --          --             --        --                      --
2005         --               --          --             --        --                      --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                    At April 30                          For the Year Ended April 30
      ---------------------------------------  -----------------------------------------------
                 Unit Fair Value                Expense Ratio  Investment
                    Lowest to      Net Assets      Lowest        Income    Total Return Lowest
Year    Units      Highest ($)        ($)       to Highest(1)   Ratio(2)      to Highest(3)
----  ---------  ---------------  -----------  --------------  ----------  -------------------
International Growth and Income Portfolio (Class 3)
2009  3,804,703     7.81 to 7.97   30,298,969  0.85% to 1.10%     3.17%      -48.45% to -48.32%
2008  1,501,532   15.14 to 15.41   23,134,118  0.85% to 1.10%     1.28%        -5.39% to -5.16%
2007    423,527   16.01 to 16.25    6,879,058  0.85% to 1.10%     0.63%    16.72% (7) to 17.01%(7)
2006         --               --           --             --        --                      --
2005         --               --           --             --        --                      --

Marsico Focused Growth Portfolio (Class 3)
2009    314,756     6.87 to 6.92    2,178,337  0.85% to 1.10%     0.27%      -36.46% to -36.30%
2008    305,656   10.81 to 10.87    3,320,771  0.85% to 1.10%     0.00%          3.19% to 3.44%
2007    203,598   10.48 to 10.51    2,138,576  0.85% to 1.10%     0.00%      4.80% (7) to 5.06%(7)
2006         --               --           --             --        --                      --
2005         --               --           --             --        --                      --

MFS Massachusetts Investors Trust Portfolio (Class 3)
2009  2,201,312     7.64 to 7.90   17,372,829  0.85% to 1.10%     0.66%      -32.30% to -32.13%
2008     45,027   11.29 to 11.63      523,067  0.85% to 1.10%     0.90%          0.24% to 0.51%
2007     15,110   11.26 to 11.57      174,212  0.85% to 1.10%     0.21%    12.58% (7) to 12.91%(7)
2006         --               --           --             --        --                      --
2005         --               --           --             --        --                      --

MFS Total Return Portfolio (Class 3)
2009  9,125,344   12.28 to 12.54  114,373,843  0.85% to 1.10%     3.37%      -21.69% to -21.50%
2008  7,467,400   15.68 to 15.97  119,224,419  0.85% to 1.10%     2.18%        -4.52% to -4.28%
2007  2,743,739   16.43 to 16.69   45,763,499  0.85% to 1.10%     1.25%    12.13% (7) to 12.42%(7)
2006         --               --           --             --        --                      --
2005         --               --           --             --        --                      --

Mid-Cap Growth Portfolio (Class 3)
2009    222,621     6.24 to 6.37    1,417,554  0.85% to 1.10%     0.00%      -34.07% to -33.90%
2008    163,829     9.47 to 9.64    1,578,667  0.85% to 1.10%     0.03%          1.59% to 1.85%
2007     90,634     9.32 to 9.46      857,521  0.85% to 1.10%     0.00%      2.69% (7) to 2.94%(7)
2006         --               --           --             --        --                      --
2005         --               --           --             --        --                      --

Real Estate Portfolio (Class 3)
2009  1,120,199   16.43 to 16.77   18,781,465  0.85% to 1.10%     3.18%      -49.72% to -49.60%
2008    195,450   32.68 to 33.27    6,501,661  0.85% to 1.10%     1.26%      -17.00% to -16.79%
2007    102,154   39.37 to 39.99    4,083,352  0.85% to 1.10%     0.58%    26.23% (7) to 26.59%(7)
2006         --               --           --             --        --                      --
2005         --               --           --             --        --                      --

Small & Mid Cap Value Portfolio (Class 3)
2009  4,937,535     7.02 to 7.07   34,926,394  0.85% to 1.10%     0.23%      -33.50% to -33.33%
2008  1,362,455   10.56 to 10.61   14,456,548  0.85% to 1.10%     0.44%        -7.76% to -7.52%
2007    908,556   11.44 to 11.47   10,425,086  0.85% to 1.10%     0.05%    14.45% (7) to 14.75%(7)
2006         --               --           --             --        --                      --
2005         --               --           --             --        --                      --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                     At April 30                          For the Year Ended April 30
      ----------------------------------------  ----------------------------------------------
                  Unit Fair Value               Expense Ratio  Investment
                     Lowest to      Net Assets      Lowest       Income    Total Return Lowest
Year     Units      Highest ($)        ($)      to Highest(1)   Ratio(2)      to Highest(3)
----  ----------  ---------------  -----------  -------------  ----------  -------------------
Small Company Value Portfolio (Class 3)
2009   3,367,697     6.24 to 6.29   21,168,104  0.85% to 1.10%    0.23%      -32.24% to -32.07%
2008   1,666,072     9.21 to 9.25   15,416,331  0.85% to 1.10%    0.00%      -13.70% to -13.48%
2007     314,883   10.67 to 10.70    3,367,814  0.85% to 1.10%    0.00%      6.69% (7) to 6.96%(7)
2006          --               --           --             --       --                      --
2005          --               --           --             --       --                      --

Technology Portfolio (Class 3)
2009     287,583     1.52 to 1.56      447,853  0.85% to 1.10%    0.00%      -35.51% to -35.24%
2008     149,648     2.36 to 2.40      359,865  0.85% to 1.10%    0.00%        -1.83% to -1.43%
2007      16,146     2.40 to 2.44       39,385  0.85% to 1.10%    0.00%      1.36% (7) to 1.72%(7)
2006          --               --           --             --       --                      --
2005          --               --           --             --       --                      --

Telecom Utility Portfolio (Class 3)
2009      83,648     7.60 to 7.75      647,657  0.85% to 1.10%    2.67%      -37.85% to -37.69%
2008      58,854   12.23 to 12.44      731,526  0.85% to 1.10%    1.42%          7.16% to 7.50%
2007       2,799   11.41 to 11.57       32,370  0.85% to 1.10%    0.48%    21.19% (8) to 21.26%(8)
2006          --               --           --             --       --                      --
2005          --               --           --             --       --                      --

Total Return Bond Portfolio (Class 3)
2009   2,997,955   16.17 to 16.49   49,435,090  0.85% to 1.10%    2.66%          6.03% to 6.29%
2008     189,877   15.25 to 15.52    2,945,070  0.85% to 1.10%    5.88%          1.60% to 1.85%
2007     102,373   15.01 to 15.23    1,559,010  0.85% to 1.10%    3.60%      9.42% (7) to 9.69%(7)
2006          --               --           --             --       --                      --
2005          --               --           --             --       --                      --

Capital Growth Portfolio (Class II)
2009     772,256     7.01 to 7.12    5,488,421  0.85% to 1.10%    0.00%      -35.91% to -35.75%
2008     877,919   10.94 to 11.08    9,713,264  0.85% to 1.10%    0.16%          5.44% to 5.71%
2007     900,337   10.37 to 10.48    9,424,612  0.85% to 1.10%    0.00%          0.76% to 1.01%(5)
2006     897,690   10.29 to 10.37    9,304,238  0.85% to 1.10%    0.00%        20.26% to 20.56%
2005     820,359     8.56 to 8.60    7,054,221  0.85% to 1.10%    0.01%          0.80% to 1.05%

Comstock Portfolio (Class II)
2009  23,758,537     8.55 to 8.71  206,766,356  0.85% to 1.10%    2.47%      -34.69% to -34.53%
2008  23,500,551   13.09 to 13.30  312,387,623  0.85% to 1.10%    1.97%      -13.48% to -13.26%
2007  19,886,050   15.13 to 15.34  304,736,859  0.85% to 1.10%    1.25%        14.53% to 14.82%(5)
2006  15,477,003   13.21 to 13.36  206,564,506  0.85% to 1.10%    1.49%        11.07% to 11.35%
2005  10,329,777   11.89 to 12.00  123,820,013  0.85% to 1.10%    1.21%        10.80% to 11.08%

Growth and Income Portfolio (Class II)
2009  20,637,120   10.05 to 10.26  211,553,323  0.85% to 1.10%    2.22%      -33.49% to -33.32%
2008  19,029,493   15.12 to 15.39  292,566,735  0.85% to 1.10%    1.67%        -8.76% to -8.53%
2007  15,346,236   16.57 to 16.82  257,912,123  0.85% to 1.10%    1.60%        14.46% to 14.75%(5)
2006  11,082,648   14.47 to 14.66  162,309,479  0.85% to 1.10%    1.16%        15.84% to 16.13%
2005   7,005,529   12.49 to 12.62   88,359,318  0.85% to 1.10%    1.12%        11.56% to 11.84%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)


                     At April 30                          For the Year Ended April 30
      ----------------------------------------  ----------------------------------------------
                  Unit Fair Value               Expense Ratio  Investment
                     Lowest to      Net Assets      Lowest       Income    Total Return Lowest
Year     Units      Highest ($)        ($)      to Highest(1)   Ratio(2)      to Highest(3)
----  ----------  ---------------  -----------  -------------  ----------  -------------------
Growth and Income Portfolio (Class VC)
2009  15,241,513     8.46 to 8.61  131,090,165  0.85% to 1.10%    1.82%    -37.35% to -37.19%
2008  16,144,393   13.50 to 13.71  221,105,034  0.85% to 1.10%    1.28%      -6.87% to -6.63%
2007  14,981,110   14.50 to 14.68  219,759,130  0.85% to 1.10%    1.25%      11.24% to 11.52%(5)
2006  12,021,179   13.03 to 13.16  158,138,427  0.85% to 1.10%    0.99%      15.44% to 15.73%
2005   8,950,812   11.29 to 11.37  101,751,623  0.85% to 1.10%    0.90%        6.50% to 6.76%

Mid Cap Value Portfolio (Class VC)
2009   8,811,469     8.93 to 9.09   80,026,356  0.85% to 1.10%    1.52%    -36.55% to -36.40%
2008  10,397,065   14.08 to 14.29  148,474,445  0.85% to 1.10%    0.46%    -16.11% to -15.90%
2007   9,734,214   16.78 to 16.99  165,297,895  0.85% to 1.10%    0.49%      17.11% to 17.40%(5)
2006   9,053,782   14.33 to 14.48  130,969,116  0.85% to 1.10%    0.45%      17.07% to 17.36%
2005   5,757,573   12.24 to 12.33   70,971,529  0.85% to 1.10%    0.31%      10.71% to 10.99%

Asset Allocation Fund (Class 2)
2009  24,735,961   12.22 to 12.41  306,848,165  0.85% to 1.10%    2.94%    -26.24% to -26.06%
2008  23,973,019   16.57 to 16.79  402,208,968  0.85% to 1.10%    2.19%      -3.24% to -3.00%
2007  18,214,301   17.12 to 17.31  315,024,276  0.85% to 1.10%    2.14%       9.94% to 10.21%(5)
2006  14,036,387   15.57 to 15.70  220,278,752  0.85% to 1.10%    2.12%      18.81% to 19.11%
2005  10,281,648   13.11 to 13.18  135,479,401  0.85% to 1.10%    1.95%        5.72% to 5.99%

Global Growth Fund (Class 2)
2009  15,826,565   15.81 to 16.06  254,008,177  0.85% to 1.10%    2.18%    -34.28% to -34.12%
2008  15,374,374   24.05 to 24.37  374,542,455  0.85% to 1.10%    2.58%        1.92% to 2.17%
2007  12,313,486   23.60 to 23.86  293,600,783  0.85% to 1.10%    0.68%      15.39% to 15.68%(5)
2006   8,283,239   20.45 to 20.62  170,740,819  0.85% to 1.10%    0.50%      29.43% to 29.75%
2005   4,950,458   15.80 to 15.89   78,648,361  0.85% to 1.10%    0.26%        6.89% to 7.16%

Growth Fund (Class 2)
2009  14,743,935   13.47 to 13.68  201,612,748  0.85% to 1.10%    0.99%    -37.78% to -37.62%
2008  14,604,346   21.64 to 21.94  320,152,992  0.85% to 1.10%    0.78%       -0.02% to 0.23%
2007  13,104,310   21.65 to 21.89  286,621,960  0.85% to 1.10%    0.78%        8.79% to 9.06%(5)
2006  10,582,406   19.90 to 20.07  212,253,365  0.85% to 1.10%    0.63%      26.41% to 26.72%
2005   7,551,610   15.74 to 15.84  119,536,271  0.85% to 1.10%    0.17%        5.31% to 5.57%

Growth-Income Fund (Class 2)
2009  30,081,713   12.06 to 12.27  368,806,501  0.85% to 1.10%    2.05%    -34.25% to -34.09%
2008  30,286,402   18.35 to 18.61  563,331,161  0.85% to 1.10%    1.55%      -5.45% to -5.21%
2007  25,584,037   19.40 to 19.64  502,013,296  0.85% to 1.10%    1.51%      13.27% to 13.55%(5)
2006  19,874,104   17.13 to 17.29  343,442,627  0.85% to 1.10%    1.28%      15.53% to 15.81%
2005  14,472,601   14.83 to 14.93  215,972,523  0.85% to 1.10%    0.88%        3.51% to 3.77%

Franklin Income Securities Fund (Class 2)
2009   1,082,357     7.32 to 7.33    7,934,838  0.85% to 1.10%    1.46%    -27.67% to -27.59%
2008      64,002            10.12      647,972  0.85% to 1.10%    0.00%    1.22% (9) to 1.24%(9)
2007          --               --           --             --       --                    --
2006          --               --           --             --       --                    --
2005          --               --           --             --       --                    --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

8. UNIT VALUES (continued)

                     At April 30                          For the Year Ended April 30
      --------------------------------------  -----------------------------------------------
                 Unit Fair Value               Expense Ratio  Investment
                    Lowest to     Net Assets      Lowest        Income    Total Return Lowest
Year    Units      Highest ($)       ($)       to Highest(1)   Ratio(2)      to Highest(3)
----  ---------  ---------------  ----------  --------------  ----------  -------------------
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2)
2009  2,716,589    6.63 to 6.65   18,067,282  0.85% to 1.10%     3.55%      -33.46% to -33.29%
2008     83,158            9.97      829,091  0.85% to 1.10%     0.00%    -0.31% (9) to -0.30%(9)
2007         --              --           --             --        --                      --
2006         --              --           --             --        --                      --
2005         --              --           --             --        --                      --

(1) These amounts represent the annualized contract expenses of the variable account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 4.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(5) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(6)  For the period from October 4, 2004 (inception) to April 30, 2005.

(7)  For the period from May 1, 2006 (inception) to April 30, 2007.

(8)  For the period from August 28, 2006 (inception) to April 30, 2007.

(9)  For the period from February 4, 2008 (inception) to April 30, 2008.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                           Page
                                                                         Number(s)
                                                                         ---------
Report of Independent Registered Public Accounting Firm                        --

Consolidated Balance Sheet - December 31, 2008 and 2007                    1 to 2

Consolidated Statement of Operations and Comprehensive Income (Loss) -
   Years Ended December 31, 2008, 2007 and 2006                            3 to 4

Consolidated Statement of Cash Flows - Years Ended
   December 31, 2008, 2007 and 2006                                        5 to 6

Notes to Consolidated Financial Statements                                7 to 48

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of SunAmerica Annuity and Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of SunAmerica Annuity and Life Assurance Company, formerly known as AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, as of January 1, 2008, the Company adopted a new framework for measuring fair value.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2009

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                     2008          2007
                                                                 -----------   -----------

                                                                      (in thousands)
ASSETS
Investments and cash:
   Cash and short-term investments                               $ 1,572,328   $   363,912
   Fixed maturity securities available for sale, at fair value
      (amortized cost: 2008, $2,160,005; 2007, $3,620,749)         1,960,304     3,608,710
   Fixed maturity securities, trading, at fair value                  11,685            --
   Equity securities available for sale, at fair value
      (cost: 2008, $0; 2007, $20,140)                                     24        19,430
   Mortgage and other loans                                          429,272       451,603
   Policy loans                                                      151,087       151,592
   Mutual funds                                                       16,117        19,797
   Partnerships                                                      138,845       239,271
   Securities lending invested collateral, at fair value
      (cost: 2007, $2,168,979)                                            --     2,019,089
   Derivative assets, at fair value                                  609,404       150,941
                                                                 -----------   -----------
   Total investments and cash                                      4,889,066     7,024,345

Separate account assets, at fair value                            19,074,317    30,026,440
Accrued investment income                                             39,003        52,047
Deferred acquisition costs                                         1,134,203     1,430,526
Other deferred expenses                                              206,957       257,087
Income taxes currently receivable from Parent                             --         7,904
Deferred tax asset                                                   372,489            --
Receivable from brokers                                                   81        14,701
Goodwill                                                               9,453        14,056
Other assets                                                          50,300        64,151
                                                                 -----------   -----------
TOTAL ASSETS                                                     $25,775,869   $38,891,257
                                                                 ===========   ===========

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                     2008          2007
                                                                 -----------   -----------

                                                                      (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Policyholder account balances, payables and accrued
   liabilities:
   Policyholder account balances - annuities                     $ 4,178,609   $ 2,676,116
   Policyholder account balances - universal life insurance
      contracts                                                    1,274,675     1,350,124
   Policyholder account balances - guaranteed investment
      contracts                                                       30,768        41,044
   Reserves for guaranteed benefits                                  384,476        75,712
   Securities lending payable                                             --     2,196,793
   Income taxes currently payable to Parent                           78,666            --
   Due to affiliates                                                   8,046        39,675
   Payable to brokers                                                     --        12,956
   Other liabilities                                                 150,525       233,679
                                                                 -----------   -----------
   Total policyholder account balances, payables and accrued
      liabilities                                                  6,105,765     6,626,099

Derivative liabilities, at fair value                                     --         2,044
Separate account liabilities                                      19,074,317    30,026,440
Deferred income taxes                                                     --       279,401
                                                                 -----------   -----------
Total liabilities                                                 25,180,082    36,933,984
                                                                 -----------   -----------
Shareholder's equity:
   Common stock                                                        3,511         3,511
   Additional paid-in capital                                      1,220,327       934,751
   Retained earnings (accumulated deficit)                          (501,204)    1,122,772
   Accumulated other comprehensive loss                             (126,847)     (103,761)
                                                                 -----------   -----------
   Total shareholder's equity                                        595,787     1,957,273
                                                                 -----------   -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                       $25,775,869   $38,891,257
                                                                 ===========   ===========

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                     2008        2007       2006
                                                                 -----------   --------   --------

                                                                          (in thousands)
REVENUES
   Fee income:
      Variable annuity policy fees, net of reinsurance           $   524,897   $584,219   $491,422
      Asset management fees                                           58,123     79,783     79,385
      Universal life insurance policy fees, net of
         reinsurance                                                  29,668     33,753     29,539
      Surrender charges                                               38,430     25,779     26,416
      Other fees                                                      12,939     15,430     16,478
                                                                 -----------   --------   --------
   Total fee income                                                  664,057    738,964    643,240
   Net investment income                                             182,267    285,095    326,671
   Net realized investment gain (loss)                            (1,562,356)   (64,336)     3,928
                                                                 -----------   --------   --------
Total revenues                                                      (716,032)   959,723    973,839
                                                                 -----------   --------   --------

BENEFITS AND EXPENSES
   Interest expense:
      Fixed annuity and fixed accounts of variable
         annuity contracts                                            89,568     92,911    108,268
      Universal life insurance contracts                              60,286     63,441     66,361
      Guaranteed investment contracts                                  2,816      3,388      4,607
                                                                 -----------   --------   --------
   Total interest expense                                            152,670    159,740    179,236
   Amortization of bonus interest                                     84,557     35,771     22,526
   Amortization of deferred acquisition costs and
      other deferred expenses                                        524,438    301,643    218,795
   Claims on universal life insurance contracts, net of
      reinsurance recoveries                                          18,890     19,954     17,897
   Guaranteed benefits, net of
      reinsurance recoveries                                         383,268     23,365     42,685
   General and administrative expenses                               179,495    167,766    149,450
   Annual commissions                                                 95,482    103,879     89,798
                                                                 -----------   --------   --------
Total benefits and expenses                                        1,438,800    812,118    720,387
                                                                 -----------   --------   --------
PRETAX INCOME (LOSS)                                              (2,154,832)   147,605    253,452

Income tax expense (benefit)                                        (530,856)    17,012     56,226
                                                                 -----------   --------   --------
NET INCOME (LOSS)                                                $(1,623,976)  $130,593   $197,226
                                                                 -----------   --------   --------

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
          CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
                               (LOSS) (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        2008         2007       2006
                                                                    -----------   ---------   --------

                                                                               (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:
Unrealized depreciation of investments, less related amortization of deferred acquisition costs and other deferred expenses, net
   of reclassification adjustments                                  $   (30,881)  $(164,799)  $(19,559)
Foreign currency translation adjustment                                  (5,998)        412      2,546
Deferred income tax benefit on above changes                             13,793      57,609      5,956
                                                                    -----------   ---------   --------
OTHER COMPREHENSIVE LOSS                                                (23,086)   (106,778)   (11,057)
                                                                    -----------   ---------   --------
COMPREHENSIVE INCOME (LOSS)                                         $(1,647,062)  $  23,815   $186,169
                                                                    ===========   =========   ========

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        2008        2007        2006
                                                                    -----------   ---------   ---------

                                                                              (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                   $(1,623,976)  $ 130,593   $ 197,226
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Interest credited to:
      Fixed annuity and fixed accounts of variable annuity
         contracts                                                       89,568      92,911     108,268
      Universal life insurance contracts                                 60,286      63,441      66,361
      Guaranteed investment contracts                                     2,816       3,388       4,607
   Net realized investment (gain) loss                                1,562,356      64,336      (3,928)
   Net (increase) decrease in partnerships attributable to equity
      accounting                                                         55,796      (6,139)       (358)
   Net unrealized loss on fixed maturity securities, trading              3,215          --          --
   Amortization of net premium/(accretion of net discount) on
      investments                                                        (7,034)      5,092      (1,432)
   Amortization of deferred acquisition costs and other deferred
      expenses                                                          608,995     337,414     241,321
   Acquisition costs deferred                                          (211,777)   (247,797)   (245,028)
   Other expenses deferred                                              (44,663)    (14,410)    (14,739)
   Provision for deferred income taxes                                 (638,099)     (5,869)     34,754
   Change in:
      Accrued investment income                                          13,044       7,120       8,744
      Income taxes currently receivable from/payable to Parent           86,570      (7,837)      4,766
      Other assets                                                       13,851      (5,967)     (1,875)
      Due from/to affiliates                                            (31,629)     15,809      11,952
      Reserve for guaranteed benefits                                   308,764         478       9,339
      Other liabilities                                                 (61,687)    (13,079)     14,660
      Other, net                                                         20,320     (24,900)    (30,055)
                                                                    -----------   ---------   ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                               206,716     394,584     404,583
                                                                    -----------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Fixed maturity securities                                         (1,000,679)   (949,701)   (595,892)
   Mortgage and other loans                                              (6,313)    (30,031)   (209,311)
   Partnerships                                                         (16,123)    (66,719)         --
   Derivatives                                                         (318,539)    (74,842)    (20,616)
   Other investments, excluding short-term investments                       --      (6,975)     (5,700)
Sales of:
   Fixed maturity securities                                          1,653,170     800,862     667,101
   Partnerships                                                          64,654          --          --
   Derivatives                                                          918,523      53,889      14,402
   Other investments, excluding short-term investments                   23,383      17,007       4,378
Redemptions and maturities of:
   Fixed maturity securities                                            474,412     445,665     800,127
   Mortgage and other loans                                              29,003     115,959     164,203
   Other investments, excluding short-term investments                       --       8,036      11,230
(Increase) decrease in securities lending invested collateral         1,729,678     (90,606)   (831,765)
                                                                    -----------   ---------   ---------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                 $ 3,551,169   $ 222,544   $  (1,843)
                                                                    -----------   ---------   ---------

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        2008          2007          2006
                                                                    -----------   -----------   -----------

                                                                                (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity and fixed accounts of variable annuity contracts   $ 1,576,754   $ 1,796,326   $ 1,588,153
   Universal life insurance contracts                                    34,324        37,435        38,774
Net exchanges from the fixed accounts of variable annuity
   contracts                                                         (1,461,592)   (1,695,229)   (1,598,673)
Withdrawal payments on:
   Fixed annuity and fixed accounts of variable annuity contracts      (508,465)     (414,210)     (688,604)
   Universal life insurance contracts                                   (59,373)      (51,650)      (52,833)
   Guaranteed investment contracts                                      (13,103)       (4,908)      (79,413)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity and fixed accounts of variable annuity contracts      (109,716)      (97,485)      (86,143)
   Universal life insurance contracts                                   (95,939)      (92,192)      (97,671)
Increase (decrease) in securities lending payable                    (2,196,793)       86,334       831,765
Capital contribution                                                    284,434         4,276            --
Dividend paid to Parent                                                      --            --      (280,000)
                                                                    -----------   -----------   -----------
NET CASH USED IN FINANCING ACTIVITIES                                (2,549,469)     (431,303)     (424,645)
                                                                    -----------   -----------   -----------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS            1,208,416       185,825       (21,905)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD                  363,912       178,087       199,992
                                                                    -----------   -----------   -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                    $ 1,572,328   $   363,912   $   178,087
                                                                    ===========   ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes received from (paid to) Parent                         $    20,673   $   (30,718)  $   (16,706)
                                                                    ===========   ===========   ===========
Non-cash activity:
   Bonus interest and other deferrals credited to reserve for
      annuity contracts                                             $    44,663   $    38,530   $    41,728
                                                                    ===========   ===========   ===========
   Investment in fixed maturity securities, trading                     (14,900)           --            --
                                                                    ===========   ===========   ===========
   Capital contribution of partnerships                                     893       168,512            --
                                                                    ===========   ===========   ===========

          See accompanying notes to consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2008, 2007 AND 2006

1.   NATURE OF OPERATIONS AND ORGANIZATION

     SunAmerica Annuity and Life Assurance Company, formerly known as AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("Retirement Services"), a wholly owned subsidiary of American International Group, Inc. ("American International Group"). American International Group is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. American International Group's activities include general insurance, life insurance and retirement services, financial services and asset management.

     The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The financial conditions of American International Group and rating downgrades beginning late in the third quarter of 2008 and American International Group's restructuring plan and related events described in Note 14 below (collectively, the "American International Group Events") have also impacted the Company's operations. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of variable annuity assets held in separate accounts.

     Products for the annuity operations and asset management operations are marketed through affiliated and non-affiliated independent broker-dealers, full-service securities firms and financial institutions. One non-affiliated selling organization in the annuity operations represented 31%, 31% and 28% of deposits in the years ended December 31, 2008, 2007 and 2006, respectively. No other selling organization was responsible for 10% or more of deposits for any such period. One non-affiliated selling organization in the asset management operations represented 16%, 18% and 16% of deposits in the years ended December 31, 2008, 2007 and 2006, respectively and one affiliated selling organization represented 11% of deposits in the year ended 2008. No other selling organization was responsible for 10% or more of deposits for any such period. Since the fourth quarter of 2008, the Company's sales have declined significantly due to the impact of American International Group Events (see Note 14), including temporary suspensions of sales of the Company's annuity products at certain large selling organizations, as well as difficult market conditions.

     As described in Notes 13 and 14 herein, American International Group commenced an organization-wide restructuring plan under which some of its businesses, including the Company, will be divested, some will be held for later divestiture, and some businesses will be prepared for potential subsequent offerings to the public. Successful execution of the restructuring plan involves significant separation activities. Accordingly, American International Group and the Company have established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.   NATURE OF OPERATIONS AND ORGANIZATION (Continued)

     At December 31, 2008, American International Group and the Company cannot determine the expected date of completion or reliably estimate the total aggregate expenses expected to be incurred for all restructuring and separation activities. This is due to the significant scale of the restructuring plan, the fact that restructuring costs will vary depending on the identity of the ultimate purchasers of the divested entities, as well as the extended period over which the restructuring is expected to occur. For the year ended December 31, 2008, the Company has incurred restructuring expenses totaling $8.8 million consisting primarily of expenses related to employee retention programs.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ, possibly materially, from those estimates. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

     CASH AND SHORT-TERM INVESTMENTS: Cash and short-term investments consist of cash on hand and non-interest bearing demand deposits, interest-bearing cash equivalents and investments with original maturities within one year from the date of purchase, such as commercial paper.

     INVESTMENTS IN FIXED MATURITY SECURITIES AND EQUITY SECURITIES: Fixed maturity securities available for sale consist of bonds, notes and redeemable preferred stocks and are carried at fair value. Premiums and discounts arising from the purchase of fixed maturity securities available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Equity securities available for sale consist of common stocks and non-redeemable preferred stocks and are carried at fair value. Unrealized gains or losses from available for sale investments in fixed maturity securities and equity securities are reported as a separate component of accumulated other comprehensive income (loss), net of deferred acquisition costs, other deferred expenses and income tax, in consolidated shareholder's equity. Investments in fixed maturity securities and equity securities are recorded on a trade-date basis.

     Fixed maturity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II LLC ("ML II"), which is carried at fair value under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). Unrealized gains and losses on trading securities are reported in net investment income.

     The Company assesses its ability to hold any fixed maturity security in an unrealized loss position to its recovery, including fixed maturity securities classified as available for sale, at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflects the judgment of the Company's management that the security to be sold is unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the decision to sell reflects the judgment of the Company's management that the risk-discounted anticipated ultimate recovery is less than the value achievable on sale.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     The Company evaluates its investments for impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

     The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the impairment period would be temporary ("severity losses").

     Once a security has been identified as other-than-temporarily impaired, the amount of such impairment is determined by reference to that security's contemporaneous fair value and recorded as a charge to earnings. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

     In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not intent, credit or foreign exchange related, the Company generally accretes into income the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

     Certain investments in beneficial interests in securitized financial assets of less than high quality with contractual cash flows, including asset-backed securities, are subject to the impairment and income recognition guidance of Emerging Issues Task Force ("EITF") 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continued to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") as amended by FASB Staff Position No. ("FSP") EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20," which became effective prospectively in the fourth quarter of 2008. EITF 99-20 requires periodic updates of the Company's' best estimate of cash flows over the life of the security. If the fair value of such security is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both their timing and amount, an other-than-temporary impairment charge is recognized. Interest income is recognized based on changes in the timing and the amount of expected principal and interest cash flows reflected in the yield.

     The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

     The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     MORTGAGE AND OTHER LOANS: Mortgage and other loans include mortgage loans on real estate and collateral and commercial loans. All such loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount and premium. Interest income on such loans is accrued as earned. Impairment of mortgage loans on real estate and collateral and commercial loans is based on certain risk factors and when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received. The Company did not record a credit allowance for mortgage and other loans as of December 31, 2008 and 2007.

     POLICY LOANS: Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

     MUTUAL FUNDS: Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

     PARTNERSHIPS: Hedge funds and limited partnerships in which the Company holds in the aggregate less than a five percent interest are reported at fair value. The change in fair value is recognized as a component of accumulated other comprehensive income (loss).

     With respect to hedge funds and limited partnerships in which the Company holds in the aggregate a five percent or greater interest or less than a five percent interest but in which the Company has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the funds or the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

     SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE: On December 12, 2008, the Company terminated its securities lending activities (see Note 3 for additional information).

     Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statement of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statement of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

     As of December 31, 2007, securities subject to securities lending agreements had a fair value of $2,154,745,000, and were included in fixed maturity securities available for sale at that date.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES: Derivative financial instruments primarily used by the Company include embedded derivatives relating to certain guarantees of annuity contract values, derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values and interest rate swap agreements. The Company is neither a dealer nor a trader in derivative financial instruments. The Company recognizes all derivatives in the consolidated balance sheet at fair value.

     The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments. At December 31, 2008, the Company had $89,247,000 of derivative financial instrument assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of S&P 500 option contracts and interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the reporting date.

     The Company issues certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. Under FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", the GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The fair value of the GMAV and GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMAV and GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The Company also economically hedges these guarantees by utilizing both exchange traded and over-the-counter index options and exchange traded futures. Exchange traded index options and futures are marked to market using observable market quotes while over-the-counter index options are marked to market through matrix pricing that utilizes observable market inputs. The GMAV and GMWB embedded derivatives are included in policyholder account balances - annuities and the index options are reported in derivative assets or derivative liabilities in the consolidated balance sheet. The changes in fair value of the Company's derivative instruments are reported in net realized investment gain (loss) in the consolidated statement of operations and comprehensive income
     (loss).

     GMAV is a feature offered on certain variable annuity products but will no longer be available after May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchases options on the S&P 500 index and enters into S&P 500 and Treasury futures contracts on U.S. Treasury securities to partially offset this risk.

     GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchases options on the S&P 500 index and enters into interest rate swaps, as well as S&P 500 and Treasury/Eurodollar futures contracts to partially offset this risk.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     SEPARATE ACCOUNT ASSETS AND LIABILITIES: The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as separate account assets with an equivalent summary total reported as separate account liabilities when the separate account qualifies for separate account treatment under American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Amounts assessed against the contract holders for mortality, administrative, and other services and features are included in variable annuity policy fees in the consolidated statement of operations and comprehensive income (loss).

     DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs represent those costs, including commissions and other underwriting expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to universal life and investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts in accordance with FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. If estimated gross profits change significantly, DAC is recalculated using the new assumptions (a DAC "unlocking"). Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

     The DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity securities and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income
     (loss).

     OTHER DEFERRED EXPENSES: The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holder are primarily recognized as part of separate account liabilities in the consolidated balance sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus payments must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus payments, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

     The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     GOODWILL: Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually, or more frequently if circumstances indicate an impairment may have occurred. During 2008, the Company performed a goodwill impairment test at December 31, 2008.

     The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured and recorded. Impairment is tested at the reporting unit level or, when all reporting units that comprise an operating segment have similar economic characteristics, impairment is tested at the operating segment level.

     Management initially assesses the potential for impairment by estimating the fair value of each of the Company's reporting units or operating segments and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit's fair value may be based on one or a combination of approaches including market-based earning multiples of the unit's peer companies, discounted expected future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test.

     If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of goodwill over the estimated fair value of the goodwill. The estimated fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit's assets and liabilities in a hypothetical business combination. An impairment charge is recognized in income to the extent of the excess.

     Within the insurance operations, $4,603,000 of goodwill was impaired in the year ended December 31, 2008. With regard to asset management operations, the Company has concluded that no impairment loss related to goodwill was required for the year ended December 31, 2008.

     Goodwill is presented net of accumulated amortization of $10,974,000 and $18,838,000 at December 31, 2008 and 2007, respectively.

     POLICYHOLDER ACCOUNT BALANCES - ANNUITIES, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS: Policyholder account balances - annuities, universal life insurance and guaranteed investment contracts are accounted for in accordance with FAS 97 and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statement of operations and comprehensive income (loss), as they are recorded directly to contract holder liabilities upon receipt. Also included are the reserves for GMAV and GMWB (see Derivative Assets and Derivative Liabilities Accounting Policy).

     RESERVES FOR GUARANTEED BENEFITS: The Company follows SOP 03-1, which requires recognition of a liability for guaranteed minimum death benefits and other living benefits related to variable annuity contracts as well as certain disclosures for these products.

     The Company reports variable annuity contracts through separate account liabilities, or general accounts when not qualified for separate account reporting, when the Company contractually guarantees to the contract holder ("variable contracts with guarantees") either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in minor instances, no minimum returns) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death or annuitization. Such benefits are referred to as guaranteed minimum death benefits ("GMDB"), earnings enhancement benefits ("EEB") and guaranteed minimum income benefits ("GMIB").

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     The Company offers GMDB options that guarantee to contract holders, that upon death, the contract holder's beneficiary will receive the greater of
     (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by contract owner. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries are insufficient to cover the costs of the benefit to be provided. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     NET INVESTMENT INCOME: Net investment income represents income primarily from the following sources in the Company's operations:

          - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

          - Dividend income and distributions from common and preferred stock and other investments when receivable.

          - Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

          - Earnings from partnership investments accounted for under the equity method.

     NET REALIZED INVESTMENT GAINS AND LOSSES: Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

          - Sales of fixed maturity securities and equity securities (except trading securities accounted for at fair value), securities lending invested collateral, investments in limited partnerships and other types of investments.

          - Reductions to the cost basis of fixed maturity securities and equity securities (except trading securities accounted for at fair value), securities lending invested collateral and other types of investments for other-than-temporary impairments.

          -    Changes in fair value of derivative assets and liabilities.

          - Exchange gains and losses resulting from foreign exchange transactions.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

     INCOME TAXES: The Company is included in the consolidated federal income tax return of its ultimate parent, American International Group. Under the tax sharing agreement with American International Group, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. The Company assesses its ability to realize deferred tax assets considering all available evidence, including the earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the legal entities when recognizing deferred tax assets in accordance with FAS No. 109, "Accounting for Income Taxes" ("FAS 109"). See Note 12 for a further discussion of income taxes.

     The Company applies the standards set forth in FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109," ("FIN 48") in determining the financial impact of income tax positions taken or expected to be taken in a tax return. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition of uncertain tax positions. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     The Company's determination of the realizability of its deferred tax assets requires estimates of future taxable income. Such estimates could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or its results of operations. See Note 12 for a further discussion of income taxes.

     RECENT ACCOUNTING STANDARDS:

     ACCOUNTING CHANGES

     In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date. The cumulative effect, net of taxes, of adopting FAS 157 was a decrease in net income of $56.0 million, primarily due to the inclusion of explicit risk margins, where appropriate. See Note 5 for additional FAS 157 disclosures.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that gives rise to a new basis of accounting for that instrument. As of January 1, 2008, the adoption date, the Company did not choose to elect the fair value option for any of its financial assets or liabilities.

     In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3"). FSP FAS 157-3 provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting FSP FAS 157-3 on the Company's consolidated financial condition and results of operations were not material.

     In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting FSP EITF 99-20-1 on the Company's consolidated financial condition and results of operations were not material.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS:

     In March 2008, the FASB issued FAS 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and why the Company uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. FAS 161 is effective for the Company beginning with financial statements issued in the first quarter of 2009. Because FAS 161 only requires additional disclosures about derivatives, it will have no effect on the Company's consolidated financial condition, results of operations or cash flows.

     In May 2008, the FASB issued FAS 162, "The Hierarchy of Generally Accepted Accounting Principles" ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. FAS 162 will become effective on the 60th day following Securities and Exchange Commission ("SEC") approval of the Public Company Accounting Oversight Board amendments to remove GAAP hierarchy from the auditing standards. FAS 162 will have no effect on the Company's consolidated financial condition, results of operations or cash flows.

     In April 2009, the FASB issued FSP FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary" ("FSP FAS 115-2 and FAS 124-2"). FSP FAS 115-2 and FAS 124-2 amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. Management is assessing the affect that adopting FSP FAS 115-2 and FAS 124-2 will have on its consolidated financial statements.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     In April 2009, the FASB issued FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased. This FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is assessing the affect that adopting FSP FAS 157-4 will have on its consolidated financial statements.

3.   SECURITIES LENDING

     The Company and certain other domestic insurance subsidiaries of American International Group historically participated in American International Group's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants (collectively, "the Participants").

     On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

     Under the Securities Lending Program, securities were loaned to various financial institutions, primarily major banks and brokerage firms. Historically, the Agent had received cash collateral from borrowers at current market levels, which were generally equal to 100 to 102 percent of the value of the loaned securities. The amount of cash advanced by borrowers declined during 2008, in light of the availability of alternative transactions requiring less collateral. During the fourth quarter of 2008, certain securities lending transactions met the requirements for sale accounting because the collateral obtained from the counterparties was not sufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Participants recognized net realized capital losses on deemed sales of lent securities and forward purchase commitments related to such transactions. For loans collateralized at less than 102 percent, the Company obtained a security interest in assets pledged by American International Group, primarily high grade bonds, the fair value of which, together with the fair value of all collateral obtained by the Agent from counterparties in connection with the loans, equaled at least 102 percent of the fair value of the loaned securities at the inception of the loans.

     Cash collateral received by the Agent was invested primarily in fixed maturity securities to earn a net spread. A significant portion of the collateral received was invested in residential mortgage-backed securities with expected maturities that were longer than the liabilities to the securities lending counterparties. The value of those collateral securities declined during the latter part of 2007 and throughout 2008 and trading in such securities was extremely limited. As a result, the Participants recognized other-than-temporary impairment charges totaling $17.21 billion in 2008 related to investments in the collateral account.

     Effective June 17, 2008, the Company benefited from an agreement between American International Group and the Agent's parent ("the Make-whole Agreement"), pursuant to which American International Group agreed to make additional contributions to the Securities Lending Program's collateral account, up to an aggregate limit of $5 billion, to offset the obligations of the Participants to contribute to the Securities Lending Program's collateral account their pro rata share of any investment losses incurred from the sale of investments made with the Securities Lending Program's collateral on and after January 1, 2008. Any such contributions by American International Group to the Securities Lending Program's collateral account were recorded by the Participants as capital contributions. This agreement, which superseded prior, substantially identical agreements that limited American International Group's contributions to lower amounts, terminated on December 31, 2008.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   SECURITIES LENDING (Continued)

     In the third quarter of 2008, counterparties began curtailing their participation in the Securities Lending Program by returning lent securities and requiring the return of cash collateral. In September 2008, the Participants, including the Company, funded cash to the Securities Lending Program's collateral account to provide additional liquidity. On September 22, 2008, American International Group entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). During September 2008, American International Group's borrowings under the Fed Facility included $11.35 billion that was advanced to the Securities Lending Program to provide liquidity for the return of collateral to counterparties. At September 30, 2008, American International Group deemed the $11.35 billion it had borrowed under the Fed Facility to provide liquidity to the collateral account to be capital contributions to the Participants, largely offsetting $10.71 billion of third quarter 2008 other-than-temporary impairment charges recorded by the Participants. The Participants recorded interest expense for the period of time the advances were deemed outstanding borrowings, at a rate per annum equal to 3.6175%, which approximated the commercial paper borrowing rate then in effect.

     On October 8, 2008, certain of the Participants, including the Company, entered into a securities lending agreement with the New York Fed (the "Fed Securities Lending Agreement") pursuant to which the New York Fed agreed to borrow, on an overnight basis, up to $37.8 billion in investment grade fixed income securities from these participants in return for cash collateral. The Fed Securities Lending Agreement assisted the Participants in meeting their obligations to borrowers that were requesting the return of their cash collateral. Prior to this arrangement, $6.99 billion was borrowed by American International Group under the Fed Facility between October 1, 2008 and October 8, 2008 and advanced to the Securities Lending Program collateral account to provide liquidity. These amounts were repaid to American International Group in October 2008 using liquidity provided by transactions under the Fed Securities Lending Agreement, and the Participants recorded interest expense for these advances at a rate per annum equal to 2.8216%, which approximated the commercial paper borrowing rate then in effect. Each Participant's share of the total interest expense on the September and October 2008 advances from American International Group was based on participation rates as of September 30, 2008.

     On December 8, 2008, in conjunction with the termination of the Securities Lending Program, certain of the Participants purchased corporate credit and other asset-backed securities at fair values totaling $3.09 billion from the Securities Lending Program's collateral account, which used the proceeds to settle a portion of the outstanding securities lending transactions. These transactions were recorded as purchases of fixed maturity securities by each of the respective purchasing entities.

     On December 12, 2008, American International Group, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed.

     Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities (the "RMBS") held by the Agent in connection with the Securities Lending Program. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinate to the repayment of the NY Fed loan to ML II. The amount of the initial payment and the deferred contingent portions of the total purchase price, if any are realized, will be allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008. The total purchase price was based on the fair value of the RMBS as of October 31, 2008. The Participants recognized realized capital losses of $2.2 billion related to declines in the fair value of the RMBS for the month of October 2008 prior to the sale of the RMBS to ML II.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   SECURITIES LENDING (Continued)

     Pursuant to a credit agreement, the NY Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the NY Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. In addition, after ML II has paid this fixed portion of the deferred contingent purchase price plus interest, the Participants will be entitled to receive one-sixth of any net proceeds received by ML II in respect of the RMBS as the remaining deferred contingent purchase price for the RMBS, and the NY Fed will receive five-sixths of any net proceeds received by ML II in respect of the RMBS as contingent interest on the ML II Senior Loan. The NY Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the NY Fed has any interest in the ML II Senior Loan.

     Neither American International Group nor the Participants have any control rights over ML II. The Company has determined that ML II is a variable interest entity (VIE) and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with Statement of Financial Accounting Standards 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159. This interest is reported on the balance sheet in fixed maturity securities, trading.

     The Participants applied the initial consideration from the sales of the RMBS and other collateral assets, along with available cash and $5.1 billion provided by American International Group in the form of capital contributions, to settle outstanding securities lending transactions (including those under the Fed Securities Lending Agreement, which totaled approximately $20.5 billion as of December 12, 2008). As a result, the Securities Lending Program and the Fed Securities Lending Agreement have been terminated.

     At December 31, 2008, the Company recorded a receivable from affiliate for amounts which are due the Company from the Agent, and a short-term invested asset representing undistributed funds held in the Securities Lending Program collateral account.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   SECURITIES LENDING (Continued)

     As a result of the events and transactions described above, the Company recorded the following amounts in 2008:

($ in thousands)
For the year ended December 31, 2008:
Realized gains (losses) on securities lending invested collateral:
   Net realized gains (losses) on RMBS sold to ML II                                   $ (32,528)
   Net realized gains (losses) on all other asset sales                                  (42,096)
   Realized losses due to other-than-temporary declines in value                        (349,777)
                                                                                       ---------
      Total                                                                            $(424,401)
                                                                                       =========
Net realized gains (losses) related to lent securities with insufficient collateral:
   Deemed sales of lent securities                                                     $ (29,881)
                                                                                       ---------
   Forward purchase commitments                                                          (17,793)
                                                                                       ---------
      Total                                                                            $ (47,674)
                                                                                       =========
Capital contributions funded to the collateral account by American International
   Group:
   Pursuant to the Make-whole Agreement                                                $ 100,418
   American International Group advances from the Fed Facility                           169,116
   Additional contribution                                                                14,900
                                                                                       ---------
      Total                                                                            $ 284,434
                                                                                       =========
Cash funded to the collateral account by the Company                                   $ 185,268
                                                                                       =========
At December 31, 2008:
   Interest in ML II reported in fixed maturity securities, trading                    $  11,685
                                                                                       =========
   Undistributed Securities Lending Program assets, in short term invested assets      $   3,260
                                                                                       =========
   Receivable from affiliated Agent, in due to affiliates                              $   2,850
                                                                                       =========

4.   INVESTMENTS

     The cost or amortized cost and estimated fair value of fixed maturity securities, equity securities and securities lending invested collateral by major category are as follows:

                                             Amortized      Gross        Gross
                                              Cost or    Unrealized   Unrealized
                                               Cost         Gains       Losses     Fair Value
                                            ----------   ----------   ----------   ----------

                                                             (in thousands)
AT DECEMBER 31, 2008:
U.S. government securities and government
   sponsored entities                       $   13,549     $ 2,531    $    (137)   $   15,943
Obligations of states, municipalities
   and political subdivisions                   47,980          97           --        48,077
Corporate debt                               1,518,014      12,597     (117,735)    1,412,876
Mortgage-backed, asset-backed and
   collateralized securities                   561,402       3,990      (92,389)      473,003
Other debt securities                           19,060          --       (8,655)       10,405
                                            ----------     -------    ---------    ----------
   Total fixed maturity securities           2,160,005      19,215     (218,916)    1,960,304
Equity securities                                   --          24           --            24
                                            ----------     -------    ---------    ----------
   Total                                    $2,160,005     $19,239    $(218,916)   $1,960,328
                                            ==========     =======    =========    ==========

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   INVESTMENTS (Continued)

                                             Amortized      Gross        Gross
                                              Cost or    Unrealized   Unrealized
                                               Cost         Gains       Losses     Fair Value
                                            ----------   ----------   ----------   ----------

                                                              (in thousands)
AT DECEMBER 31, 2007:
U.S. government securities and government
   sponsored entities                       $   18,718     $ 1,536    $      --    $   20,254
Non-U.S. governments                            11,521          71           --        11,592
Obligations of states, municipalities
   and political subdivisions                    9,075          --          (38)        9,037
Corporate debt                               2,330,347      34,105      (32,775)    2,331,677
Mortgage-backed, asset-backed and
   collateralized securities                 1,229,076      15,025      (29,202)    1,214,899
Other debt securities                           22,012          --         (761)       21,251
                                            ----------     -------    ---------    ----------
   Total fixed maturity securities           3,620,749      50,737      (62,776)    3,608,710
Equity securities                               20,140          30         (740)       19,430
Securities lending invested collateral       2,168,979          --     (149,890)    2,019,089
                                            ----------     -------    ---------    ----------
   Total                                    $5,809,868     $50,767    $(213,406)   $5,647,229
                                            ==========     =======    =========    ==========

     At December 31, 2008, fixed maturity securities included $78,089,000 of securities not rated investment grade.

     At December 31, 2008, mortgage loans were collateralized by properties located in 20 states, with loans totaling approximately 35% and 10% of the aggregate carrying value of the portfolio secured by properties located in California and Hawaii, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

     At December 31, 2008, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $19,770,000.

     As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

     The Company typically utilizes swap agreements to economically hedge risk associated with interest rates, guaranteed benefits, and foreign currencies.

     At December 31, 2008, $9,499,000 of fixed maturity securities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

     Included in the fixed maturity securities available for sale at December 31, 2008 is a bond carried at fair value of $10,405,000 that was issued by an affiliate.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   INVESTMENTS (Continued)

     The following table presents cost or amortized cost and estimated fair values of the Company's available for sale fixed maturity securities at December 31, 2008, by contractual maturity. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                               Amortized
                                                                 Cost      Fair Value
                                                              ----------   ----------

                                                                   (in thousands)
AT DECEMBER 31, 2008:
Due in one year or less                                       $  261,508   $  258,974
Due after one year through five years                            670,403      635,218
Due after five years through ten years                           487,062      427,017
Due after ten years                                              228,919      207,493
Mortgage-backed, asset-backed and collateralized securities      512,113      431,602
                                                              ----------   ----------
   Total fixed maturity securities available for sale         $2,160,005   $1,960,304
                                                              ==========   ==========

     The following tables summarize the Company's fair value and gross unrealized losses on the Company's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2008 and 2007 (dollars in thousands):

                                      Less than 12 Months              12 Months or More                      Total
                                 -----------------------------   -----------------------------   -------------------------------
                                   Fair     Unrealized             Fair     Unrealized              Fair      Unrealized
December 31, 2008                  Value       Loss      Items     Value       Loss      Items      Value        Loss      Items
-----------------                --------   ----------   -----   --------   ----------   -----   ----------   ----------   -----
U.S. government and government
   sponsored entities            $  6,106    $    137       1    $     --     $    --      --    $    6,106    $    137       1
Corporate debt                    738,407      73,947     166     311,734      43,788      57     1,050,141     117,735     223
Mortgage-backed, asset-backed
and collateralized securities     200,965      79,978      55      40,794      12,411      25       241,759      92,389      80
Other debt securities              10,405       8,655       2          --          --      --        10,405       8,655       2
                                 --------    --------     ---    --------     -------     ---    ----------    --------     ---
Total                            $955,883    $162,717     224    $352,528     $56,199      82    $1,308,411    $218,916     306
                                 ========    ========     ===    ========     =======     ===    ==========    ========     ===

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   INVESTMENTS (Continued)

                                       Less than 12 Months             12 Months or More                      Total
                                  -----------------------------  -----------------------------  ----------------------------------
                                              Unrealized                     Unrealized                     Unrealized
December 31, 2007                 Fair Value     Loss     Items  Fair Value     Loss     Items  Fair Value     Loss        Items
-----------------                 ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  ----------
Obligations of states,
   municipalities and political
   subdivisions                   $       --   $     --     --   $    9,037    $    38      3   $    9,037   $     38         3
Corporate debt                       502,968     16,371     64      746,222     16,404    133    1,249,190     32,775       197
Mortgage-backed, asset-backed
   and collateralized securities     250,207     15,461     50      242,391     13,741     75      492,598     29,202       125
Other debt securities                  1,568         60      1       19,683        701      1       21,251        761         2
Equity securities                     19,400        740      1           --         --     --       19,400        740         1
Securities lending invested
   collateral (a)                  2,019,089    149,890     --           --         --     --    2,019,089    149,890        --
                                  ----------   --------    ---   ----------    -------    ---   ----------   --------       ---
Total                             $2,793,232   $182,522    116   $1,017,333    $30,884    212   $3,810,565   $213,406       328
                                  ==========   ========    ===   ==========    =======    ===   ==========   ========       ===

(a) Represents the Company's allocated portion of American International Group's securities lending pool.

     Investments in partnerships totaled $138,845,000 and $239,271,000 at December 31, 2008 and 2007, respectively, and were comprised of seven partnerships and four partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

     As a result of the Company's periodic evaluation of its securities for other-than-temporary impairments in value, the Company recorded other-than-temporary impairment charges of $642,402,000, $51,018,000 and $12,205,000 in 2008, 2007 and 2006, respectively.

     In light of the recent significant disruption in the U.S. residential mortgage and credit markets, the Company has recognized an other-than-temporary impairment charge (severity loss) of $446,877,000 in 2008, primarily related to mortgage-backed, asset-backed and collateralized securities, and securities of financial institutions. Notwithstanding the Company's intent and ability to hold such securities until they have recovered their cost basis (except for securities lending invested collateral comprising $218,517,000 of the severity loss for 2008), and despite structures that indicate that a substantial amount of the securities should continue to perform in accordance with original terms, the Company concluded that it could not reasonably assert that the impairment period would be temporary.

     In addition to the above severity losses, the Company recorded other-than-temporary impairment charges in 2008, 2007 and 2006 related to:

          - securities that the Company does not intend to hold until recovery;

          -    declines due to foreign exchange rates;

          -    issuer-specific credit events;

          - certain structured securities impaired under EITF 99-20 and related interpretive guidance; and

          - other impairments, including equity securities and partnership investments.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   INVESTMENTS (Continued)

     The net realized investment gain (loss) includes the following:

                                                     Years ended December 31,
                                                ---------------------------------
                                                    2008        2007       2006
                                                -----------   --------   --------

                                                          (in thousands)
Fixed maturity securities                       $   (49,556)  $ (1,836)  $ 10,390
Equity securities                                       149        276      2,376
Securities lending invested collateral              (74,624)    (4,276)        --
Other-than-temporary impairments                   (642,402)   (51,018)   (12,205)
Embedded derivatives, net of hedge securities      (804,233)    (5,518)   (13,155)
Other investments                                     8,310     (1,964)    16,522
                                                -----------   --------   --------
Net realized investment gain (loss)             $(1,562,356)  $(64,336)  $  3,928
                                                ===========   ========   ========

     Realized investment gains and losses on sales of fixed maturity securities and equity securities are as follows:

                               Years ended December 31,
                             ----------------------------
                                2008       2007     2006
                             ---------   -------   ------

                                    (in thousands)
FIXED MATURITY SECURITIES:
   Realized gains            $ 205,224   $ 5,238   $17,049
   Realized losses            (261,311)   (7,768)   (6,659)
EQUITY SECURITIES:
   Realized gains            $     289   $   276   $ 2,376
   Realized losses                (140)       --        --

     The sources and related amounts of net investment income are as follows:

                                            Years ended December 31,
                                         ------------------------------
                                           2008       2007       2006
                                         --------   --------   --------

                                                 (in thousands)
Short-term investments                   $ 20,209   $ 13,196   $ 11,334
Fixed maturity securities                 181,877    215,229    257,509
Mortgage loans                             28,924     34,625     41,915
Policy loans                               11,582     12,181     13,288
Equity securities                             938      1,293         --
Partnerships                              (55,683)     7,118      1,155
Securities lending invested collateral        270      2,119      2,592
Other investment income                    (3,411)     1,557      1,062
                                         --------   --------   --------
Total investment income                   184,706    287,318    328,855
Less: investment expenses                  (2,439)    (2,223)    (2,184)
                                         --------   --------   --------
   Net investment income                 $182,267   $285,095   $326,671
                                         ========   ========   ========

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   INVESTMENTS (Continued)

     On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities (the "RMBS") which were held as securities lending invested collateral. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the NY Fed to ML II.

     Neither American International Group nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with FAS 140. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159, because this interest would otherwise meet the criteria of a hybrid instrument and require bifurcation of an embedded derivative. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 5 for further discussion of the Company's fair value methodology and the valuation of ML II.

     See Note 3 for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

5.   FAIR VALUE MEASUREMENTS

     Effective January 1, 2008, the Company adopted FAS 157 and FAS 159, which specify measurement and disclosure standards related to assets and liabilities measured at fair value. See Note 2 for additional information.

     The most significant effect of adopting FAS 157 on the Company's results of operations for the year ended December 31, 2008 related to changes in fair value methodologies with respect to liabilities already carried at fair value. Specifically, the incorporation of explicit risk margins resulted in a decrease of $527.8 million to pre-tax income, $343.0 million after tax, for the year ended December 31, 2008.

     FAIR VALUE MEASUREMENTS ON A RECURRING BASIS:

     The Company measures fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, short-term investments, mutual funds, partnerships, securities lending invested collateral, derivative assets and liabilities, separate account assets and embedded derivatives contained in certain variable annuity contracts. The fair value of a financial instrument is the amount that would be received on sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

     The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   FAIR VALUE MEASUREMENTS (Continued)

     FAIR VALUE HIERARCHY:

     Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

     Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

     Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund, partnership investments in hedge funds and derivative contracts.

     Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed maturity securities, partnership investments in leveraged buyouts, real estate/energy and other and embedded derivative contained in certain variable annuity contracts.

     In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

     The following is a description of the valuation methodologies used for instruments carried at fair value.

     INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS:

     Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

     Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   FAIR VALUE MEASUREMENTS (Continued)

     FIXED MATURITY SECURITIES AVAILABLE FOR SALE (INCLUDING FIXED MATURITY SECURITIES WITHIN SECURITIES LENDING INVESTED COLLATERAL): The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

     The Company estimates the fair value of fixed maturity securities not traded in active markets by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For fixed maturity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

     FIXED MATURITY SECURITIES, TRADING: The fixed maturity securities, trading portfolio consists of an interest in ML II. At inception, the Company's economic interest in ML II was valued at the transaction prices of $14,900,000. Subsequently, the ML II interest is valued using a discounted cash flow methodology using the estimated future cash flows of the assets to which the ML II interest is entitled and the discount rates applicable to such interest as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

     Valuation Sensitivity - The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

     The benchmark London Interbank Offered Rate ("LIBOR") interest rate curve changes are determined by macroeconomic considerations and financial sector credit spreads. The spreads over the LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of this investment as well as changes in the risk premium that market participants would demand at the time of the transactions.

     Changes in estimated future cash flows would primarily be the result of changes in expectations for collateral defaults, recoveries, and underlying loan prepayments.

     Increases in the discount rate or decreases in estimated future cash flows used in the valuation would decrease the Company's estimate of the fair value of ML II as shown in the table below.

                              Fair Value Change
                              -----------------

                               (in thousands)
Discount Rates
200 basis points                   $(1,301)
400 basis point                     (2,444)
Estimated Future Cash Flows
10% decrease                        (4,706)
20% decrease                        (8,870)

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   FAIR VALUE MEASUREMENTS (Continued)

     The Company believes that the ranges of discount rates used in this analysis are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. The fair value of the ML II interest is likely to vary, perhaps materially, from the amount estimated.

     MUTUAL FUNDS: Mutual funds consist of interests in registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

     EQUITY SECURITIES AVAILABLE FOR SALE: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale portfolio. Market price data generally is obtained from exchange or dealer markets.

     PARTNERSHIPS: The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value in a fair value measurement.

     DERIVATIVE ASSETS AND LIABILITIES: Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

     OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC, derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

     Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   FAIR VALUE MEASUREMENTS (Continued)

     EMBEDDED DERIVATIVES (included in policyholder account balances - annuities): The fair value of embedded policy derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. Because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With the adoption of FAS 157, this methodology was not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments.

     SEPARATE ACCOUNT ASSETS: Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

     ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

     The following table presents information about assets and liabilities measured at fair value on a recurring basis at December 31, 2008, and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                    Level 1       Level 2      Level 3       Total
                                                  -----------   ----------   ----------   -----------

                                                                     (in thousands)
Assets:
   Fixed maturity securities available for sale   $        --   $1,799,016   $  161,288   $ 1,960,304
   Fixed maturity securities, trading                      --           --       11,685        11,685
   Equity securities available for sale                    24           --           --            24
   Mutual funds                                        16,117           --           --        16,117
   Partnerships                                            --      136,478        2,367       138,845
   Derivative assets                                  156,020      453,384           --       609,404
   Separate account assets                         19,074,317           --           --    19,074,317
                                                  -----------   ----------   ----------   -----------
         Total                                    $19,246,478   $2,388,878   $  175,340   $21,810,696
                                                  ===========   ==========   ==========   ===========
Liabilities:
   Policyholder account balances - annuities      $        --   $       --   $1,907,180   $ 1,907,180
                                                  ===========   ==========   ==========   ===========

     At December 31, 2008, Level 3 assets were 0.7 percent of total assets and Level 3 liabilities were 7.6 percent of total liabilities.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   FAIR VALUE MEASUREMENTS (Continued)

     The following table present the changes during the year ended December 31, 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gain (losses) recorded in income during the year ended December 31, 2008 related to the Level 3 assets and liabilities that remained in the consolidated balance sheet at December 31, 2008:

                                                                   Fixed                                 Policyholder
                                                       Fixed      maturity                                  account
                                                     Maturity    securities,                    Total     balances -
                                                    Securities    trading      Partnerships    Assets      annuities
                                                    ----------   -----------   ------------   --------   ------------

                                                                              (in thousands)
Balance, January 1, 2008                             $215,848      $    --        $  411      $216,259   $    52,811
Net realized/unrealized gains (losses) included
   in:
   Net investment income                                3,119       (3,215)          (59)         (155)           --
   Net realized investment loss                       (43,248)          --            --       (43,248)   (1,854,369)
   Accumulated other comprehensive loss               (22,182)          --            --       (22,182)           --
Purchases, sales, issuances and settlements, net      (55,912)      14,900         2,015       (38,997)           --
Net transfers in                                       63,663           --            --        63,663            --
                                                     --------      -------        ------      --------   -----------
Balance, December 31, 2008                           $161,288      $11,685        $2,367      $175,340   $ 1,907,180
                                                     ========      =======        ======      ========   ===========

     Both observable and unobservable inputs may be used to determine the fair values of positions classified in level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2008 may include changes in fair value that were attributable to both observable and unobservable inputs.

     Changes in the fair value of separate account assets are completely offset in the consolidated statement of operations and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

     FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS:

     The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include goodwill.

     GOODWILL: The Company tests goodwill for impairment whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable, but at least annually. When the Company determines goodwill may be impaired, the Company uses techniques that consider market-based earnings multiples of the unit's peer companies or discounted cash flow techniques based on the price that could be received in a current transaction to sell the asset assuming the asset would be used with other assets as a group (in-use premises).

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   FAIR VALUE MEASUREMENTS (Continued)

     FAIR VALUE OPTION:

     FAS 159 permits a company to choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The Company has elected to account for its economic interest in ML II at fair value under FAS 159. The Company recorded a loss of $3,215,000 in the year ended December 31, 2008 to reflect the change in the fair value of ML II, which was reported as a component of net investment income in the consolidated statement of operations and comprehensive income (loss).

     FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR
     VALUE:

     FAS No. 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts. Information regarding the estimation of fair value for financial instruments not carried at fair value is discussed below.

     CASH AND SHORT-TERM INVESTMENTS: The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

     MORTGAGE AND OTHER LOANS: Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

     POLICY LOANS: The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

     SECURITIES LENDING PAYABLE: The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

     POLICYHOLDER ACCOUNT BALANCES - ANNUITIES: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     POLICYHOLDER ACCOUNT BALANCES - GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   FAIR VALUE MEASUREMENTS (Continued)

     The estimated fair values of the Company's financial instruments compared with their respective carrying values are as follows at December 31:

                                                            2008                      2007
                                                  -----------------------   -----------------------
                                                   Carrying       Fair       Carrying       Fair
                                                     Value        Value        Value        Value
                                                  ----------   ----------   ----------   ----------

                                                                   (in thousands)
ASSETS:
   Cash and short-term investments                $1,572,328   $1,572,328   $  363,912   $  363,912
   Fixed maturity securities available for sale    1,960,304    1,960,304    3,608,710    3,608,710
   Fixed maturity securities, trading                 11,685       11,685           --           --
   Mortgage and other loans                          429,272      443,566      451,603      461,969
   Policy loans                                      151,087      151,087      151,592      151,592
   Mutual funds                                       16,117       16,117       19,797       19,797
   Equity securities available for sale                   24           24       19,430       19,430
   Partnerships                                      138,845      138,845      239,271      239,271
   Securities lending invested collateral                 --           --    2,019,089    2,019,089
   Derivative assets                                 609,404      609,904      150,941      150,941
LIABILITIES:
   Policyholder account balances - annuities      $4,178,609   $4,253,412   $2,676,116   $2,631,813
   Policyholder account balances - guaranteed
      investment contracts                            30,768       30,768       41,044       41,126
   Securities lending payable                             --           --    2,196,793    2,196,793
   Derivative liabilities                                 --           --        2,044        2,044

6.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                              Years Ended December 31,
                                              ------------------------
                                                 2008          2007
                                              ----------    ----------

                                                   (in thousands)
Balance at beginning of year                  $1,430,526    $1,456,680
Acquisition costs deferred                       211,777       247,797
Effect of net unrealized loss on securities       (2,579)        3,533
Amortization charged to income                  (505,521)     (277,484)
                                              ----------    ----------
Balance at end of year                        $1,134,203    $1,430,526
                                              ==========    ==========

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.   DEFERRED ACQUISITION COSTS (Continued)

     The Company adjusts amortization when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. In 2008, the Company recorded approximately $678,200,000 of additional amortization of deferred acquisition costs resulting from difficult market conditions and adverse policyholder behavior. In 2007, the Company recorded approximately $67,000,000 of additional amortization of deferred acquisition costs. Approximately $55,600,000 related to changes in actuarial estimates from the conversion to a new system and $11,400,000 related to unlocking future assumptions and experience updates. Further deterioration in equity market conditions or other factors could result in future negative unlocking adjustments.

7.   OTHER DEFERRED EXPENSES

     The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:


                                                Bonus    Distribution
                                              Payments       Costs        Total
                                              --------   ------------   ---------

                                                        (in thousands)
AT DECEMBER 31, 2008:
Balance at beginning of year                  $219,620     $ 37,467     $ 257,087
Expenses deferred                               44,663        8,999        53,662
Effect of net unrealized loss on securities       (318)          --          (318)
Amortization charged in income                 (84,557)     (18,917)     (103,474)
                                              --------     --------     ---------
Balance at end of year                        $179,408     $ 27,549     $ 206,957
                                              ========     ========     =========


                                                Bonus    Distribution
                                              Payments       Costs        Total
                                              --------   ------------   ---------

                                                        (in thousands)
AT DECEMBER 31, 2007:
Balance at beginning of year                  $216,397     $ 47,216      $263,613
Expenses deferred                               38,530       14,410        52,940
Effect of net unrealized loss on securities        464           --           464
Amortization charged in income                 (35,771)     (24,159)      (59,930)
                                              --------     --------      --------
Balance at end of year                        $219,620     $ 37,467      $257,087
                                              ========     ========      ========

     The Company adjusts amortization when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. In 2008, the Company recorded approximately $149,700,000 of additional amortization of sales inducements primarily resulting from difficult market conditions and adverse policyholder behavior. In 2007, the Company recorded approximately $7,000,000 of additional amortization of sales inducements. Approximately $5,400,000 related to changes in actuarial estimates from the conversion to a new system and $1,600,000 related to unlocking future assumptions and experience updates.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.   GUARANTEED BENEFITS

     Details concerning the Company's guaranteed benefit exposures are as follows:

                                                                                      Highest
                                                                                     Specified
                                                                                    Anniversary
                                                                                      Account
                                                                    Return of Net   Value Minus
                                                                    Deposits Plus   Withdrawals
                                                                      a Minimum         Post
                                                                       Return       Anniversary
                                                                    -------------   -----------

                                                                       (dollars in millions)
AT DECEMBER 31, 2008:
In the event of death (GMDB and EEB):
   Net account value                                                 $7,202            $9,370
   Net amount at risk (a)                                             2,606             4,361
   Average attained age of contract holders                              68                66
   Range of guaranteed minimum return rates                            0%-5%                0%
At annuitization (GMIB):
   Net account value                                                 $1,566
   Net amount at risk (b)                                               123
   Weighted average period remaining until earliest annuitization       1.6 years
   Range of guaranteed minimum return rates                          0%-6.5%
Accumulation at specified date (GMAV):
   Account value                                                     $1,259
   Net amount at risk (c)                                               176
   Weighted average period remaining until guaranteed payment           5.8 years
Annual withdrawals at specified date (GMWB):
   Account value                                                     $5,625
   Net amount at risk (d)                                             2,155
   Weighted average period remaining until guaranteed payment          14.9 years

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

8.   GUARANTEED BENEFITS (Continued)

                                                                                      Highest
                                                                                     Specified
                                                                                    Anniversary
                                                                                      Account
                                                                    Return of Net   Value Minus
                                                                    Deposits Plus   Withdrawals
                                                                      a Minimum         Post
                                                                       Return       Anniversary
                                                                    -------------   -----------

                                                                       (dollars in millions)
AT DECEMBER 31, 2007:
In the event of death (GMDB and EEB):
   Net account value                                                $10,982           $13,428
   Net amount at risk (a)                                               491               495
   Average attained age of contract holders                              68                66
   Range of guaranteed minimum return rates                            0%-5%                0%
At annuitization (GMIB):
   Net account value                                                 $2,689
   Net amount at risk (b)                                                15
   Weighted average period remaining until earliest annuitization       2.7 years
   Range of guaranteed minimum return rates                          0%-6.5%
Accumulation at specified date (GMAV):
   Account value                                                     $2,192
   Net amount at risk (c)                                                 1
   Weighted average period remaining until guaranteed payment           6.7 years
Annual withdrawals at specified date (GMWB):
   Account value                                                     $6,029
   Net amount at risk (d)                                                43
   Weighted average period remaining until guaranteed payment          19.7 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value, net of reinsurance, if all contract holders annuitized at their respective eligibility date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $155,820,000 and $54,495,000 as of December 31, 2008 and 2007, respectively and is payable no sooner than 10 years from the end of the waiting period.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                               Years Ended
                                                               December 31,
                                                           -------------------
                                                              2008      2007
                                                           --------   --------

                                                              (in thousands)
Balance at the beginning of the year, before reinsurance   $115,038   $110,102
   Guaranteed benefits incurred                             388,170     27,822
   Guaranteed benefits paid                                 (74,504)   (22,886)
                                                           --------   --------
Balance at the end of the year, before reinsurance          428,704    115,038
Less reinsurance                                            (44,228)   (39,326)
                                                           --------   --------
Balance at the end of the year, net of reinsurance         $384,476   $ 75,712
                                                           ========   ========

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2008 and 2007:

          - Data used was 50 stochastically generated investment performance scenarios.

          -    Mean investment performance assumption was 10%.

          -    Volatility assumption was 16%.

          - Mortality was assumed to be 50% Male and 80% Female of the 1994 Variable Annuity MGDB table.

          - Lapse rates vary by contract type and duration and range from 0% to 40%.

          -    The discount rate was approximately 8%.

     In 2007, the Company recorded a reduction in reserves for guaranteed benefits and guaranteed benefits expense of $15,676,000 due to changes in actuarial estimates from the conversion to a new system, as well as unlocking future assumptions and experience updates. In 2008, the Company recorded an increase in reserves for guaranteed benefits and guaranteed benefits expense of $234,500,000 due to the unlocking of key assumptions.

9.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     Variable policy fees are net of reinsurance premiums of $23,102,000, $26,541,000 and $27,210,000 in 2008, 2007 and 2006, respectively.
     Guaranteed benefits paid were reduced by reinsurance recoveries of $4,902,000, $4,458,000 and $3,291,000 in 2008, 2007 and 2006, respectively.

     The Company has a reinsurance treaty that limits its universal life risk on any one insured life to $100,000. Universal life insurance fees are net of reinsurance premiums of $30,454,000, $28,061,000 and $35,182,000 in 2008,
     2007 and 2006, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $29,883,000, $22,337,000 and $27,506,000 in 2008, 2007 and 2006,
     respectively.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  COMMITMENTS AND CONTINGENT LIABILITIES

     As of December 31, 2007, the Company had three agreements outstanding in which it has agreed to provide liquidity support for certain short-term securities of municipalities and non-profit organizations (collectively, the "Short-Term Securities") by agreeing to purchase such short-term securities in the event there is no other buyer in the short-term marketplace. In return the Company received a fee. Additionally, the Company guaranteed the payment of these securities upon redemption. Related to each of these agreements were participation agreements with the Parent, under which the Parent shared in a portion of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

     In September and October 2008, the Company purchased all of the $51.2 million in aggregate principal amount of the short-term securities then outstanding pursuant to the Company's obligations under the above-referenced liquidity support agreements. The value of the securities purchased were subsequently written down to their then current estimated market value of $38.4 million. Pursuant to its obligations under the participation agreements described above, Parent honored such obligations through paying the Company its proportionate share of these write-downs amounting to $4,385,000, thereby effectively transferring its interests in the securities purchased to the Company. If the Company is able to re-market these short-term securities, the Company's obligations under the liquidity support agreements referenced above will continue to inure to the benefit of the purchasers of the re-marketed securities. As of December 31, 2008, the Company has not re-marketed any of these short-term securities. As the holder of the short-term securities, the Company recorded $294,000 as interest payments received from these securities in 2008. One of the three outstanding support agreements was terminated on March 31, 2009, in conjunction with the redemption of approximately $13.6 million of short-term securities.

     SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), which seeks to maintain a stable $1.00 net asset value per share. The Fund held an investment in SIV Portfolio, PLC, formerly Cheyne Finance, PLC (the "Notes") during 2008 which had defaulted on interest and principal payments in October 2007. On February 21, 2008, SAAMCo made a commitment to the Fund in the event that the net asset value per share of the Fund decrease below $0.995 because of the decrease in the market value of the Notes, SAAMCo would make capital contributions to the Fund to maintain the $0.995 net asset value. During 2008, SAAMCo made payments of $3,684,000 for such capital contributions. At December 31, 2008, the Fund had a $1.00 net asset value per share and SAAMCo has made no further commitments.

     Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is also responding to subpoenas concerning the same subject matter sent by or on behalf of various state attorneys general. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     At December 31, 2008, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through 2013 and thereafter are as follows:

             (in thousands)
             --------------
2009            $ 3,138
2010              3,108
2011              2,959
2012              2,959
2013              3,073
Thereafter       14,107
                -------
                $29,344
                =======

     Rent expense was $3,196,000, $3,190,000 and $3,122,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2008 and 2007, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                                             Years ended December 31,
                                                                      -------------------------------------
                                                                         2008          2007       2006
                                                                      -----------   ----------   ----------

                                                                                 (in thousands)
ADDITIONAL PAID-IN CAPITAL:
   Beginning balances                                                 $   934,751   $  761,664   $  761,259
   Capital contributions by Parent                                        285,576      173,087          405
                                                                      -----------   ----------   ----------
   Ending balances                                                    $ 1,220,327   $  934,751   $  761,664
                                                                      ===========   ==========   ==========
RETAINED EARNINGS:
   Beginning balances                                                 $ 1,122,772   $  992,179   $1,074,953
   Net income                                                          (1,623,976)     130,593      197,226
   Dividends paid to Parent                                                    --           --     (280,000)
                                                                      -----------   ----------   ----------
   Ending balances                                                    $  (501,204)  $1,122,772   $  992,179
                                                                      ===========   ==========   ==========
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Beginning balances                                                 $  (103,761)  $    3,017   $   14,074
   Unrealized depreciation of investments, net of reclassification
      adjustments (a)                                                     (30,881)    (168,796)     (46,059)
   Foreign currency translation adjustment                                 (5,998)         412        2,546
   Effect on deferred acquisition costs and other deferred expenses                      3,997       26,500
   Income tax benefit                                                      13,793       57,609        5,956
                                                                      -----------   ----------   ----------
   Ending balances                                                    $  (126,847)  $ (103,761)  $    3,017
                                                                      ===========   ==========   ==========


(a) Includes reclassification adjustments for realized losses included in net income of $303,114,000, $123,478,000 and $567,000 in 2008, 2007 and 2006,
     respectively.

     Capital contributions in 2008 and 2007 included cash of $284,434,000 and $4,276,000, respectively, of funds deposited by American International Group in the securities lending collateral account to offset pretax realized losses incurred by the Company from the sale of certain securities lending collateral investments. The Company also received non-cash capital contributions of $249,000 and $299,000 in 2008 and 2007, respectively, equal to the certain compensation expense recognized (see Note 13 for discussion of SICO Compensation). Additionally, the Company received capital contributions of investments in partnerships valued at $893,000 in December 2008 and $168,512,000 in April 2007.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity, equity securities and securities lending invested collateral included in accumulated other comprehensive income (loss) are as follows:

                                                December 31,   December 31,
                                                    2008           2007
                                                ------------   ------------

                                                       (in thousands)
Gross unrealized gains                           $  22,295      $  48,710
Gross unrealized losses                           (214,979)      (213,410)
Unrealized gain on foreign currency                 (3,941)         2,057
Adjustment to DAC and other deferred expenses           --          2,897
Deferred income taxes                               69,778         55,985
                                                 ---------      ---------
Accumulated other comprehensive loss             $(126,847)     $(103,761)
                                                 =========      =========

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the Company is not able to pay a dividend to the shareholder in the year 2009 without obtaining prior approval.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company had a net loss of $782,331,000 for the year ended December 31, 2008 and net income of $175,403,000 and $147,384,000 for the years ended December 31, 2007 and 2006, respectively. The Company's statutory capital and surplus totaled $1,274,742,000 and $1,154,680,000 at December 31, 2008 and 2007, respectively.

12.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                                        Years ended December 31,
                                     -----------------------------
                                        2008       2007      2006
                                     ---------   -------   -------

                                             (in thousands)
Current                              $ 107,243   $22,881   $21,472
Deferred                              (638,099)   (5,869)   34,754
                                     ---------   -------   -------
Total income tax expense (benefit)   $(530,856)  $17,012   $56,226
                                     =========   =======   =======

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  INCOME TAXES (Continued)

     The U.S. federal income tax rate is 35% for 2008, 2007 and 2006. Actual tax expense on income differs from the "expected" amount computed by applying the federal income tax rate because of the following:

                                                     Years ended December 31,
                                                  -------------------------------
                                                     2008       2007      2006
                                                  ---------   --------   -------

                                                           (in thousands)
U.S. federal income tax at statutory rate         $(754,191)  $ 51,662   $ 88,708
   Adjustments:
   Valuation allowance                              267,145         --         --
   State income taxes (net of federal benefit)       (4,447)     8,581      2,064
   Dividends received deduction                     (40,393)   (36,103)   (35,016)
   Tax credits                                      (13,157)    (6,538)    (4,064)
   Adjustment to prior year tax liability (a)        11,645     (2,659)    (2,068)
   Other, net                                         2,542      2,069      6,602
                                                  ---------   --------   --------
   Total income tax expense (benefit)             $(530,856)  $ 17,012   $ 56,226
                                                  =========   ========   ========

(a) In 2008 and 2007, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     At December 31, 2008, SACS had a New Jersey net operating loss carryforward of $70,100,000. This carryforward will expire from 2009 through 2015.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  INCOME TAXES (Continued)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax liability are as follows:

                                                                       December 31,   December 31,
                                                                           2008           2007
                                                                       ------------   ------------

                                                                              (in thousands)
DEFERRED TAX ASSETS:
Investments                                                             $   57,062     $  19,852
Contract holder reserves                                                   624,325       149,675
Guaranty fund assessments                                                      369         3,298
Reserve for guaranteed benefits                                            134,566        26,499
Net operating loss carryforward                                              6,311            --
Capital loss carryforward - Federal                                        162,463            --
State income taxes and net operating loss                                    9,395         8,469
Net unrealized loss on debt and equity securities available for sale        69,778        55,985
Other assets                                                                 3,500         2,681
                                                                        ----------     ---------
   Deferred tax assets                                                   1,067,769       266,459
Valuation allowance                                                       (273,781)       (6,636)
                                                                        ----------     ---------
   Net deferred tax asset                                                  793,988       259,823
DEFERRED TAX LIABILITIES:
Deferred acquisition costs and other deferred expenses                  $ (411,278)    $(526,716)
State income taxes                                                            (683)         (216)
Partnership income/loss                                                     (9,394)       (9,715)
Other liabilities                                                             (144)       (2,577)
                                                                        ----------     ---------
   Total deferred tax liabilities                                         (421,499)     (539,224)
                                                                        ----------     ---------
Net deferred tax asset (liability)                                      $  372,489     $(279,401)
                                                                        ==========     =========

     In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $1,067,769,000 and concluded a $273,781,000 valuation allowance was required to reduce the deferred tax asset at December 31, 2008 to an amount the Company believes is more likely than not to be realized.

     When making its assessment, the Company considered all available evidence, including the impact of being included in American International Group's consolidated federal tax return, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  INCOME TAXES (Continued)

     In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and American International Group entered into transactions with the Federal Reserve Bank of New York ("New York Fed") to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under American International Group's asset disposition plan, the continuing earnings strength of the businesses American International Group intends to retain and American International Group's recently announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions American International Group is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

     In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by IRS Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

     The Company is currently under audit by the Internal Revenue Service for calendar year 2003. All years prior to 2003 are no longer subject to audit. The Company believes that it has adequate reserves for any liability that could result from the IRS audit.

     As of December 31, 2008, the Company's unrecognized tax benefits, excluding interest and penalties, were $9,300,000. There were no unrecognized tax benefits at December 31, 2007. As of December 31, 2008 and 2007, the Company's unrecognized tax benefits included no amounts related to tax positions the disallowance of which would not affect the effective tax rate. Accordingly, as of December 31, 2008, the amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax was $9,300,000. At December 31, 2008, the Company had gross unrecognized tax benefits of $9,300,000 that arose from increases in tax positions for years prior to 2008.

     The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

     Interest and penalties, if any, related to taxing authority examinations and unrecognized tax benefits are recognized as a component of income tax expense. At December 31, 2008 and 2007, the Company had a receivable of $3,967,000 and $3,177,000, respectively, related to interest (net of federal tax). For the years ended December 31, 2008 and 2007, the Company had recognized benefits of $790,000 and $551,000, respectively, of interest (net of federal tax).

13.  RELATED PARTY TRANSACTIONS

     SICO Compensation

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of American International Group, its subsidiaries and affiliates. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is American International Group common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.  RELATED PARTY TRANSACTIONS (Continued)

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts considered to be contributed by SICO. The SICO Plans provide that shares currently owned by SICO are set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of units under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with American International Group or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of American International Group common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

     Compensation expense with respect to the SICO Plans aggregated $249,000, $299,000 and $405,000 in 2008, 2007 and 2006, respectively, and is included in general and administrative expenses in the consolidated statement of operations and comprehensive income (loss). Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

     Events Related to American International Group

     In September 2008, American International Group experienced a severe strain on its liquidity that resulted in American International Group on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the NY Fed. Pursuant to the credit facility agreement, on March 4, 2009, American International Group issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on American International Group's common stock, treating the Series C Preferred Stock as if converted and
     (ii) vote with American International Group's common stock on all matters submitted to American International Group shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     The credit facility obligations are guaranteed by certain American International Group subsidiaries and the obligations are secured by a pledge of certain assets of American International Group and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

     On November 25, 2008, American International Group entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, American International Group issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

     During the fourth quarter of 2008, American International Group and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.  RELATED PARTY TRANSACTIONS (Continued)

     On December 12, 2008, American International Group, certain of American International Group's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another American International Group subsidiary (the "American International Group Agent"), entered into an agreement with ML II, a Delaware limited liability company whose sole member is the NY Fed. Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the American International Group Agent, as agent of the life insurance subsidiaries, in connection with American International Group's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $14.9 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from American International Group subsidiaries in exchange for cash collateral, were terminated. For additional information, see Note 3.

     Other Related Party Transactions

     Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit agreement facility (the "facility"), under which the Company and such affiliates committed to make loans to American International Group and received from American International Group an annual facility fee at a specified rate. The facility was most recently amended on September 5, 2008, under which the Company committed to make loans to American International Group in amounts aggregating to not more than $500 million. The Company did not lend any amounts to American International Group under the facility in 2008. The facility was terminated in connection with American International Group's entry into the credit facility with the New York Fed discussed above.

     On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2008 and 2007.

     On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2008 and 2007.

     On September 26, 2001, the Company entered into a short-term financing arrangement with Retirement Services whereby the Company has immediate access of up to $500,000,000. On December 19, 2001, the Company entered into a short-term financing arrangement with Retirement Services whereby Retirement Services has the right to borrow up to $500,000,000 from the Company. Any advances made under these agreements must be repaid within 30 days. There were no balances outstanding under these agreements at December 31, 2008 and 2007.

     On September 26, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby the Company has the right to borrow up to $500,000,000 from SAII. On December 19, 2001, the Company entered into a short-term financing arrangement with SAII, whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under these agreements must be repaid within 30 days. There were no balances outstanding under these agreements at December 31, 2008 and 2007.

     The Company pays commissions, including support fees to defray marketing and training costs, to five affiliated broker-dealers for distributing its annuity products and mutual funds. Commissions paid to these broker-dealers totaled $54,936,000, $66,661,000 and $65,243,000 for the years ended
     December 31, 2008, 2007 and 2006, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 17%, 16% and 18% of deposits in 2008, 2007 and 2006, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 25%, 22% and 25% of sales in 2008, 2007 and 2006, respectively.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.  RELATED PARTY TRANSACTIONS (Continued)

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $2,191,000, $2,315,000 and $1,983,000 in 2008, 2007 and 2006, respectively, and are included in the Company's consolidated statement of operations and comprehensive income (loss).

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $14,231,000, $16,576,000 and $13,122,000 in 2008, 2007 and 2006, respectively, and are net of certain administrative costs incurred by VALIC of $4,066,000, $4,736,000and $3,749,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of operations and comprehensive income (loss).

     The Company has a support agreement in effect between the Company and American International Group (the "Support Agreement"), pursuant to which American International Group will cause the Company to maintain a policyholders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, American International Group will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by American International Group to any person of any obligations of the Company. American International Group may terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against American International Group and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against American International Group.

     The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of American International Group. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

     On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

     Pursuant to a Service and Expense Agreement, American International Group provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $208,542,000, $193,431,000 and $170,589,000 for the years ended December 31, 2008, 2007 and 2006, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $101,444,000, $91,084,000 and $81,987,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of operations and comprehensive income (loss).

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.  RELATED PARTY TRANSACTIONS (Continued)

     In addition to the reimbursements noted above, an affiliate is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $451,000, $506,000 and $462,000 in 2008, 2007 and 2006, respectively. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $1,911,000, $2,563,000 and $2,997,000 for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company incurred $2,141,000 and $2,490,000 of management fee expense to an affiliate of the Company to administer its securities lending program during the years ended December 31, 2007 and 2006, respectively. The amount was not material in 2008.

     In July 2007, the Company purchased a partnership from the Parent for cash equal to its fair value of $66,719,000. In August 2008, the Company purchased fixed maturity securities from an affiliate for cash equal to a fair value of $128,726,000.

14.  SUBSEQUENT EVENTS

     Events Related to American International Group

     On March 2, 2009, American International Group and the NY Fed announced their intent to enter into a transaction pursuant to which American International Group will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles ("SPVs"), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an American International Group operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). American International Group expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

     American International Group and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which American International Group will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by American International Group. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company is not currently anticipated to be a party to the proposed securitization transaction.

                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14.  SUBSEQUENT EVENTS (Continued)

     On October 3, 2008, American International Group announced a restructuring plan under which American International Group's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, American International Group has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to American International Group's ability to divest assets at acceptable values. American International Group's restructuring plan has evolved in response to these market conditions. Specifically, American International Group's current plans involve transactions between American International Group and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

     On April 17, 2009, American International Group entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

     On April 17, 2009, American International Group and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. American International Group also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, American International Group issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) American International Group is not a debtor in a pending case under Title 11 of the United States Code and (ii) the AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of American International Group's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to American International Group, its subsidiaries or any special purpose vehicle established by or for the benefit of American International Group or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

     In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, American International Group management assessed whether American International Group has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, American International Group management's plans to stabilize American International Group's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, American International Group management believes that it will have adequate liquidity to finance and operate American International Group's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of American International Group management's plans could be materially different, or that one or more of American International Group management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, American International Group may need additional U.S. government support to meet its obligations as they come due. If American International Group is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                TABLE OF CONTENTS

   Report of Independent Auditors ............................................ 2

   Statements of Admitted Assets ............................................. 3

   Statements of Liabilities, Capital and Surplus ............................ 4

   Statements of Income and Changes in Capital and Surplus ................... 5

   Statements of Cash Flow ................................................... 6

   Notes to Statutory Basis Financial Statements ............................. 7

                         Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 1 to the financial statements.

/s/ PricewaterhouseCoopers LLP

New York, NY
April 29, 2009

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2008 - $13,162,193;
      2007 - $16,075,222) ...................................................................   $13,790,336   $15,843,721
   Stocks:
      Common stocks, at NAIC market value adjusted for non admitted assets
         (cost: 2008 - $1,278,987; 2007 - $1,556,742) .......................................     2,064,755     3,139,327
      Preferred stocks, primarily at NAIC market value (cost: 2008 - $277,589;
         2007 - $613,732) ...................................................................       255,675       613,732
   Other invested assets, primarily at equity (cost: 2008 - $1,505,810; 2007 - $1,458,240) ..     1,555,659     1,943,313
   Securities lending collateral ............................................................            --       279,774
   Short-term investments, at amortized cost (approximates NAIC market value) ...............       228,165       183,951
   Cash .....................................................................................       848,594       258,078
   Receivable for securities ................................................................         1,711            --
-------------------------------------------------------------------------------------------------------------------------
            Total cash and invested assets ..................................................    18,744,895    22,261,896
-------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued ...........................................................       191,761       213,302
Agents' balances or uncollected premiums:
   Premiums in course of collection .........................................................       704,539       593,808
   Premiums and installments booked but deferred and not yet due ............................       408,671       892,935
   Accrued retrospective premiums ...........................................................     1,556,749     1,237,062
Amounts billed and receivable from high deductible policies .................................        23,162       159,393
Reinsurance recoverable on loss payments ....................................................       645,764       600,573
Funds held by or deposited with reinsurers ..................................................        12,327        11,118
Deposit accounting assets ...................................................................       530,085       751,468
Deposit accounting assets - funds held ......................................................        88,515        98,917
Federal and foreign income taxes recoverable from affiliates ................................       406,899       143,717
Net deferred tax assets .....................................................................       446,613       382,578
Equities in underwriting pools and associations .............................................       717,391     1,211,817
Receivable from parent, subsidiaries and affiliates .........................................       830,717       115,695
Other admitted assets .......................................................................        84,408       182,141
-------------------------------------------------------------------------------------------------------------------------
            Total admitted assets ...........................................................   $25,392,496   $28,856,420
=========================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                    (000's OMITTED EXCEPT SHARE INFORMATION)

---------------------------------------------------------------------------------------------------
As of December 31,                                                            2008          2007
---------------------------------------------------------------------------------------------------
                              Liabilities

Reserves for losses and loss adjustment expenses ......................   $13,268,600   $13,732,102
Unearned premium reserves .............................................     3,928,201     4,475,413
Commissions, premium taxes, and other expenses payable ................       311,636       234,495
Reinsurance payable on paid loss and loss adjustment expenses .........       481,915       263,917
Funds held by company under reinsurance treaties ......................       173,173       236,183
Provision for reinsurance .............................................        95,592       115,844
Ceded reinsurance premiums payable, net of ceding commissions .........       448,515       492,611
Retroactive reinsurance reserves - assumed ............................         6,984        30,486
Retroactive reinsurance reserves - ceded ..............................        (4,907)      (65,309)
Deposit accounting liabilities ........................................       188,303       189,511
Deposit accounting liabilities - funds held ...........................       484,067       695,928
Securities lending payable ............................................            --       304,398
Collateral deposit liability ..........................................       318,127       354,916
Payable to parent, subsidiaries and affiliates ........................        38,999       152,184
Other liabilities .....................................................       240,118       346,784
---------------------------------------------------------------------------------------------------
   Total liabilities ..................................................    19,979,323    21,559,463
---------------------------------------------------------------------------------------------------
                          Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding ............................        25,426        25,426
Capital in excess of par value ........................................     3,739,388     2,941,471
Unassigned surplus ....................................................     1,646,043     4,280,727
Special surplus funds from retroactive reinsurance ....................         2,316        49,333
---------------------------------------------------------------------------------------------------
   Total capital and surplus ..........................................     5,413,173     7,296,957
---------------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus ............................   $25,392,496   $28,856,420
===================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-----------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                2008         2007         2006
-----------------------------------------------------------------------------------------------------------------
                           Statements of Income
                           --------------------

Underwriting income:
   Premiums earned ......................................................   $ 7,393,221   $7,703,016   $7,700,011
-----------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred ......................................................     4,800,023    4,444,636    4,606,481
   Loss adjustment expenses incurred ....................................       742,400      840,801      803,517
   Other underwriting expenses incurred .................................     1,846,019    1,864,547    1,825,815
-----------------------------------------------------------------------------------------------------------------
Total underwriting deductions ...........................................     7,388,442    7,149,984    7,235,813
-----------------------------------------------------------------------------------------------------------------
Net underwriting income .................................................         4,779      553,032      464,198
-----------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned .........................................       912,331    1,019,018      702,426
   Net realized capital gains/(loss) (net of capital gains taxes:
      2008 - ($270,995); 2007 - $29,141; 2006 - $29,092) ................      (671,273)     117,037       61,624
-----------------------------------------------------------------------------------------------------------------
Net investment gain .....................................................       241,058    1,136,055      764,050
-----------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off ...................       (48,507)     (85,724)     (49,762)
Finance and service charges not included in premium .....................        15,008       16,449       14,287
Other income ............................................................       384,065       76,290       49,691
-----------------------------------------------------------------------------------------------------------------
Income after capital gains taxes and before federal income taxes ........       596,403    1,696,102    1,242,464
Federal income tax expense ..............................................       235,238      348,359      263,263
-----------------------------------------------------------------------------------------------------------------
         Net income .....................................................   $   361,165   $1,347,743   $  979,201
=================================================================================================================
                      Changes in Capital and Surplus
                      ------------------------------

Capital and surplus, as of December 31, previous year ...................   $ 7,296,957   $6,211,853   $5,049,651
   Adjustment to beginning surplus ......................................           935      (56,532)      55,538
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1, ...................................     7,297,892    6,155,321    5,105,189
-----------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income ...........................................................       361,165    1,347,743      979,201
   Change in net unrealized capital gains (net of capital gains taxes:
      2008 - ($94,517); 2007 - $131,952; 2006 - $121,173) ...............    (1,194,450)    (103,183)     119,660
   Change in net deferred income tax ....................................       (40,420)     (73,791)     (13,270)
   Change in non-admitted assets ........................................        47,173      184,885      (80,352)
   Change in provision for reinsurance ..................................        20,252       12,980       81,328
   Paid in capital and surplus ..........................................       856,617      161,945           --
   Dividends to stockholder ................,............................    (1,582,633)    (615,000)          --
   Other surplus adjustments ............................................        (6,013)      (1,572)       1,268
   Foreign exchange translation .........................................      (346,410)     227,629       18,829
-----------------------------------------------------------------------------------------------------------------
         Total changes in capital and surplus ...........................    (1,884,719)   1,141,636    1,106,664
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31, .................................   $ 5,413,173   $7,296,957   $6,211,853
=================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                        2008           2007          2006
-------------------------------------------------------------------------------------------------------------
                        Cash From Operations
                        --------------------

Premiums collected, net of reinsurance ............................  $ 6,928,614   $ 7,948,658   $ 6,433,712
Net investment income .............................................      975,968     1,058,334       787,413
Miscellaneous (expense) income ....................................      349,699         7,137        75,317
-------------------------------------------------------------------------------------------------------------
   Sub-total ......................................................    8,254,281     9,014,129     7,296,442
-------------------------------------------------------------------------------------------------------------
Benefit and loss related payments .................................    5,083,511     3,805,525     3,520,205
Commission and other expense paid .................................    2,518,097     2,470,003     2,401,959
Dividends paid to policyholders ...................................          108           123         1,344
Federal and foreign income taxes paid (recovered) .................      190,586       330,784      (438,538)
-------------------------------------------------------------------------------------------------------------
   Net cash provided from operations ..............................      461,979     2,407,694     1,811,472
-------------------------------------------------------------------------------------------------------------
                       Cash From Investments
                      ----------------------

Proceeds from investments sold, matured, or repaid
   Bonds ..........................................................    7,091,835     4,926,616     5,231,792
   Stocks .........................................................    2,999,022     3,450,014     3,211,715
   Other ..........................................................      468,262       269,849     1,646,730
-------------------------------------------------------------------------------------------------------------
      Total proceeds from investments sold, matured, or repaid ....   10,559,119     8,646,479    10,090,237
-------------------------------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds ..........................................................    5,302,577     5,748,239    10,488,316
   Stocks .........................................................    2,918,679     3,296,552     3,180,130
   Other ..........................................................      227,385       772,178       350,752
-------------------------------------------------------------------------------------------------------------
      Total cost of investments acquired ..........................    8,448,641     9,816,969    14,019,198
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities .........    2,110,478    (1,170,490)   (3,928,961)
-------------------------------------------------------------------------------------------------------------
   Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in .......................................      691,898            --     1,326,780
Borrowed funds ....................................................     (304,398)      101,075            --
Dividends to stockholder ..........................................   (1,582,633)     (615,000)           --
Intercompany receivable and payable, net ..........................   (1,798,258)      (26,540)      342,735
Net deposit on deposit-type contracts and other insurance .........       36,501        71,282       262,411
Equities in underwriting pools and associations ...................      507,442      (360,841)     (184,691)
Collateral deposit liability ......................................      (36,789)     (258,127)      107,288
Other .............................................................      548,510        (4,145)      438,392
-------------------------------------------------------------------------------------------------------------
   Net cash (used in) provided from financing activities ..........   (1,937,727)   (1,092,296)    2,292,915
-------------------------------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash ........................           --         3,329           338
   Net change in cash and short-term investments ..................      634,730       148,237       175,764
Cash and short-term investments:
   Beginning of year ..............................................      442,029       293,792       118,028
-------------------------------------------------------------------------------------------------------------
   End of year ....................................................  $ 1,076,759   $   442,029   $   293,792
=============================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
--------------------------------------------------------------------------------
POLICIES
--------

A.   Organization
     ------------

     American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, which is in turn owned by AIU Holdings, Inc., a Delaware corporation (formerly AIG Property Casualty Group, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and AIU Holdings, Inc.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch. The operations for the Company's Canadian branch are included for 2007 and 2006. See Note 5 for additional information on the Canadian Branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

B.   Summary of Significant Statutory Basis Accounting Policies
     ----------------------------------------------------------
     Prescribed or Permitted Statutory Accounting Practices:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

     -------------------------------------------------------------------------------------
     December 31,                                        2008         2007          2006
     --------------------------------------------------------------------------------------
     Net income, NY SAP ...........................  $  361,165   $1,347,743   $   979,201
     State prescribed practices - (deduction):
        Non-tabular discounting ...................     (71,999)     (21,301)      (21,866)
     -------------------------------------------------------------------------------------
     Net income, NAIC SAP .........................  $  289,166   $1,326,442   $   957,335
     =====================================================================================
     Statutory surplus, NY SAP ....................  $5,413,173   $7,296,957   $ 6,211,853
     State prescribed or permitted practices -
        (charge):
        Non-tabular discounting ...................    (327,771)    (255,772)     (234,471)
        Credits for reinsurance ...................    (365,018)    (468,227)     (539,907)
        SSAP 48/SSAP 97 ...........................          --      (30,616)     (535,157)
     -------------------------------------------------------------------------------------
     Statutory surplus, NAIC SAP ..................  $4,720,384   $6,572,958   $ 4,902,318
     =====================================================================================

     In 2008, the Commissioner granted a permitted practice to the member companies of American International Underwriters Overseas Association (AIUOA or the Association) allowing the valuation of AIG UK Holdings based on the audit of American International Group (AIG or the Ultimate parent). As of December 31, 2008, the value of AIG UK Holdings was $28,383. The Company's interest in AIG UK Holdings results from its 11% participation in the Association. All non-underwriting assets and liabilities of AIUOA have been reported by the Company under the caption Equities in Underwriting Pools and Associations.

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously reported through the Company's participation in AIUOA (See Note 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2008, 2007 and 2006 reporting periods.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Statutory Accounting Practices and Generally Accepted Accounting
     ----------------------------------------------------------------
     Principles:
     -----------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:
     ---------------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant Statutory Accounting Practices:
     -------------------------------------------

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and loss adjustment expenses, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Invested Assets: The Company's invested assets are accounted for as follows:

     . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

     . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2008 and 2007, the market value of the Company's mortgage-backed securities approximated $188,891 and $505,415, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TransRe), as more fully discussed below. The average discount rate for such investments was 11.5% and 21.0% as of December 31, 2008 and 2007, respectively. In 2008, the Company received approval from the Insurance Department of the State of New York to account for its investment in Trans Re based on the equity method in accordance

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles (SSAP) No. 97, entitled Investments in SCA Entities, (SSAP 97). Prior to 2008, TransRe was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

     . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2008 and 2007, no investment

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          income due and accrued was determined to be uncollectible or non-admitted.

     . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:
     --------------------------------

     The Company regularly evaluates its investments for other-than-temporary impairments (OTTI) in value. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining other-than-temporary-impairments has been established in accordance with prescribed SAP guidance, including SSAP Nos. 26, 30, 32, 43, and INT 06-07.

     For bonds, other than loan backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan backed and structured securities, an OTTI shall be considered to have occurred if the undiscounted future cash flows are less than the book value of the security. In general, a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

          . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          .    The Company may not realize a full recovery on its investment ;

          .    Fundamental credit issues of the issuer;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     temporary. Factors to consider include:

          . An order of liquidation or other fundamental credit issues with the partnership;

          . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          . Evaluation of the current stage of the life cycle of the investment;

          . An intent to sell the investment prior to the recovery of cost of the investment;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     If the analysis indicates that an other then temporary impairment has taken place, the investment is written down to fair value per as defined in the glossary to the NAIC Accounting Practices and Procedures Manual, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss. This realized loss impact to Surplus will be offset by a corresponding reduction to unrealized losses.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. In connection therewith, as of December 31, 2008 and 2007, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,556,749 and $1,237,062, respectively, net of non-admitted premium balances of $72,597 and $52,913, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

     ---------------------------------------------------------------------------------------------------
     For the years ended December 31,                                      2008       2007       2006
     ---------------------------------------------------------------------------------------------------
     Net written premiums subject to retrospectively rated premiums ..   $648,672   $ 811,018   $684,635
     Percentage of total net written premiums ........................        9.5%       10.6%       8.7%
     ---------------------------------------------------------------------------------------------------

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 65, entitled Property and Casualty Contracts, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2008 and 2007, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,613,086 and $3,620,497, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2008 and 2007, the amount billed and recoverable on paid claims was $64,016 and $179,109, respectively, of which $40,854 and $19,716, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs in Other Liabilities. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,263,861 and $2,014,235, as of December 31, 2008 and 2007,
     respectively. As of December 31, 2008 and 2007, the Company's tabular discount amounted to $263,886 and $285,969, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,263,861 and $2,014,235 as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the Company's non-tabular discount amounted to $327,771 and $255,772, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2008 and 2007, depreciation and amortization expense amounted to $25,260 and $24,539, and accumulated depreciation as of December 31, 2008 and 2007 amounted to $141,379 and $137,278, respectively.

     Reclassifications: Certain balances contained in the 2007 and 2006 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2008, 2007 and 2006, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2007, 2006 and 2005 annual statements. The corrections of these adjustments resulted in an after tax statutory credits (charges) of $935, $(56,532) and $55,538 as of January 1, 2008, 2007 and 2006 respectively.

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, these adjustments have been reported as an adjustment to unassigned surplus as of January 1, 2008, 2007 and 2006.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The impact of these adjustments on policyholder surplus as of January 1, 2008, 2007 and 2006 is as follows:

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2007 ...............................   $7,296,957
Adjustments to beginning Capital and Surplus:
   Asset realization .......................................       (9,156)
   Liability correction ....................................       15,525
   Federal income taxes, net of capital adjustments of
      $58,700 ..............................................       (5,434)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...          935
---------------------------------------------------------------------------
Balance at January 1, 2008, as adjusted ....................   $7,297,892
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2006 ...............................   $6,211,853
Adjustments to beginning Capital and Surplus:
   Federal income taxes ....................................      (79,156)
   Goodwill ................................................        2,146
   Asset admissibility .....................................        5,841
   Expense recognition .....................................       14,637
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...      (56,532)
---------------------------------------------------------------------------
Balance at January 1, 2007, as adjusted ....................   $6,155,321
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2005 ...............................    $5,049,651
Adjustments to beginning Capital and Surplus:
   Asset admissibility .....................................        (3,482)
   Foreign translation adjustment ..........................       102,290
   Federal income taxes ....................................       (43,270)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...        55,538
---------------------------------------------------------------------------
Balance at January 1, 2006, as adjusted ....................    $5,105,189
===========================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above (see Note 9).

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2008 and 2007.

                                                      2008                      2007*
----------------------------------------------------------------------------------------------
                                              Carrying    Statutory     Carrying    Statutory
                                               Amount     Fair Value     Amount     Fair Value
----------------------------------------------------------------------------------------------
Assets:
   Bonds ................................  $13,790,336  $13,162,193  $15,843,721  $16,075,222
      Common stocks .....................    2,064,755    2,064,755    3,139,327    3,529,455
      Preferred stocks ..................      255,675      250,025      613,732      610,622
      Other invested assets .............    1,555,659    1,555,659    1,943,313    1,943,313
      Securities lending collateral .....           --           --      279,774      279,774
      Cash and short-term investments ...    1,076,759    1,076,759      442,029      442,029
      Receivable for securities .........        1,711        1,711           --           --
      Equities in underwriting pools and
         associations ...................      717,391      717,391    1,211,817    1,211,817
Liabilities:
      Securities lending payable ........  $        --  $        --  $   304,398  $   304,398
      Collateral deposit liability ......      318,127      318,127      354,916      354,916
      Payable for securities ............           --           --        3,331        3,331
----------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value for 2007. During 2008, the NAIC adopted new reporting requirements for fair value such that insurers are no longer required to use the value derived from the Securities Valuation Office (SVO). Instead, the Company is required to obtain fair values that reliably reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates (other than Trans *Re for 2008, as discussed in Note 1) which are based on quoted market values.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     . The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2008 and 2007 are outlined in the table below:*

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Gross        Gross
                                                                          Amortized    Unrealized   Unrealized      Market
                                                                            Cost         Gains        Losses        Value
----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008
   U.S. governments ..................................................   $   342,814    $ 17,532     $    857    $   359,489
   All other governments .............................................       237,743       5,372           71        243,044
   States, territories and possessions ...............................     2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions .....     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,841,572      81,971      442,673      6,480,870
   Public utilities ..................................................        37,551         490           --         38,041
   Industrial and miscellaneous ......................................       915,368       4,936      275,152        645,152
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2008 ........................   $13,790,336    $224,910     $853,053    $13,162,193
============================================================================================================================
As of December 31, 2007*
   U.S. governments ..................................................   $   331,397    $  9,847     $    114    $   341,130
   All other governments .............................................       843,820      13,464          248        857,036
   States, territories and possessions ...............................     2,729,603      53,167        2,240      2,780,530
   Political subdivisions of states, territories and possessions .....     3,320,639      66,000        1,435      3,385,204
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,935,227     118,715       23,268      7,030,674
   Public utilities ..................................................        79,320         948           66         80,202
   Industrial and miscellaneous ......................................     1,603,715       7,578       10,847      1,600,446
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2007 ........................   $15,843,721    $269,719     $ 38,218    $16,075,222
============================================================================================================================

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The amortized cost and market values of bonds at December 31, 2008, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------------------
                                                    Amortized
                                                       Cost      Market Value
-----------------------------------------------------------------------------
   Due in one year or less .....................   $    63,952   $    64,171
   Due after one year through five years .......       914,058       928,312
   Due after five years through ten years ......     2,831,197     2,902,404
   Due after ten years .........................     9,527,950     9,078,415
   Mortgaged-backed securities .................       453,179       188,891
-----------------------------------------------------------------------------
   Total bonds .................................   $13,790,336   $13,162,193
=============================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,                      2008                     2007                      2006
-----------------------------------------------------------------------------------------------------------------------
                                                           Equity                    Equity                    Equity
                                              Bonds      Securities      Bonds     Securities       Bonds    Securities
-----------------------------------------------------------------------------------------------------------------------
     Proceeds from sales ................   $6,117,426   $2,755,122   $4,142,868   $2,980,634   $4,370,165   $3,151,915
     Gross realized gains ...............       80,829      255,843       83,609      191,600        6,407      222,465
     Gross realized losses ..............      125,139      487,333       17,451      151,981       21,502      105,248
-----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2008 and 2007 are set forth in the table below:

                                                       December 31, 2008
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  494,547   $  981,812    $130,781    $1,345,578        $--       $1,345,578
   Non-affiliated ....      784,440       86,171     151,434       719,177         --          719,177
------------------------------------------------------------------------------------------------------
      Total ..........   $1,278,987   $1,067,983    $282,215    $2,064,755        $--       $2,064,755
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $--       $       --
   Non-affiliated ....      277,589        4,940      32,504       250,025         --          255,675
------------------------------------------------------------------------------------------------------
      Total ..........   $  277,589   $    4,940    $ 32,504    $  250,025        $--       $  255,675
======================================================================================================

                                                       December 31, 2007*
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  498,958   $1,447,794    $138,650    $1,808,102        $2,310    $1,805,792
   Non-affiliated ....    1,057,784      331,241      55,490     1,333,535            --     1,333,535
------------------------------------------------------------------------------------------------------
      Total ..........   $1,556,742   $1,779,035    $194,140    $3,141,637        $2,310    $3,139,327
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $   --    $       --
   Non-affiliated ....      613,732           --       3,110       610,622            --       613,732
------------------------------------------------------------------------------------------------------
      Total ..........   $  613,732   $       --    $  3,110    $  610,622        $   --    $  613,732
======================================================================================================

As of December 31, 2008 and 2007, the Company held derivative investments of $0 and ($289), respectively.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2008 and 2007 is set forth in the table below:

                                                 12 Months or Less       Greater than 12 Months            Total
-------------------------------------------------------------------------------------------------------------------------
                                                  Fair     Unrealized       Fair     Unrealized      Fair      Unrealized
Description of Securities                        Value       Losses        Value       Losses        Value       Losses
-------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008:
------------------------
   U. S. governments ......................   $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments ..................        3,084          71            --          --         3,084           71
   States, territories and possessions ....      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions .........    1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue ........................    3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Public utilities .......................           --          --            --          --            --           --
   Industrial and miscellaneous ...........      320,499     218,513       102,964      56,639       423,463      275,152
-------------------------------------------------------------------------------------------------------------------------
   Total bonds ............................    6,533,132     570,827     1,203,370     282,226     7,736,502      853,053
-------------------------------------------------------------------------------------------------------------------------
   Affiliated .............................           --         408       129,959     130,373       129,959      130,781
   Non-affiliated .........................      382,359     142,256         8,227       9,178       390,586      151,434
-------------------------------------------------------------------------------------------------------------------------
   Common stock ...........................      382,359     142,664       138,186     139,551       520,545      282,215
-------------------------------------------------------------------------------------------------------------------------
   Preferred stock ........................      156,447      23,647        13,360       8,857       169,807       32,504
-------------------------------------------------------------------------------------------------------------------------
   Total stocks ...........................      538,806     166,311       151,546     148,408       690,352      314,719
-------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks .................   $7,071,938    $737,138    $1,354,916    $430,634    $8,426,854   $1,167,772
=========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          12 Months or Less    Greater than 12 Months           Total
-----------------------------------------------------------------------------------------------------------------------------
                                                          Fair     Unrealized    Fair      Unrealized     Fair     Unrealized
Description of Securities                                 Value      Losses      Value       Losses       Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments ................................  $   12,878    $    98    $    406    $     16      $13,284   $    114
   All other governments ............................      13,210        151      24,004          97       37,214        248
   States, territories and possessions ..............     191,194      1,574      57,650         666      248,844      2,240
   Political subdivisions of states, territories and
      possessions ...................................     241,561      1,435          69          --      241,630      1,435
   Special revenue ..................................   1,313,469     23,258       4,269          10    1,317,738     23,268
   Public utilities .................................       1,786          1      11,762          65       13,548         66
   Industrial and miscellaneous .....................     719,728     10,065      99,735         782      819,463     10,847
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds ......................................   2,493,826     36,582     197,895       1,636    2,691,721     38,218
-----------------------------------------------------------------------------------------------------------------------------
   Affiliated .......................................       9,991      2,813     110,276     135,837      120,267    138,650
   Non-affiliated ...................................     426,898     55,490          --          --      426,898     55,490
-----------------------------------------------------------------------------------------------------------------------------
   Common stock .....................................     436,889     58,303     110,276     135,837      547,165    194,140
-----------------------------------------------------------------------------------------------------------------------------
   Preferred Stock ..................................      15,904      3,110          --          --       15,904      3,110
-----------------------------------------------------------------------------------------------------------------------------
   Total stocks .....................................     452,793     61,413     110,276     135,837      563,069    197,250
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks ...........................  $2,946,619    $97,995    $308,171    $137,473   $3,254,790   $235,468
=============================================================================================================================

As of December 31, 2008 and 2007, the Company does not intend to sell these investments.

The Company reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $12,134, $14,097 and $776 in 2008, 2007 and 2006, respectively and reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $454,457, $16,271 and $17,934 during 2008, 2007 and 2006, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

During 2008, 2007 and 2006, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2008    2007   2006
    ------------------------------------------------------------------------
    Valueact Capital Partners ........................ $2,270 $    -- $   --
    Spencer Capital Opportunity Fund LLP .............  1,213      --     --
    JC Flowers .......................................     --   6,017     --
    Electra European Fund ll .........................     --   2,619     --
    ATV VI ...........................................     --   1,604     --
    TH Lee Putnam ....................................     --   1,000     --
    Morgan Stanley III ...............................     --   1,032     --
    Gresham Global Investment Fund ll K4 .............     --      --  2,559
    Items less than $1.0 million .....................  2,380   1,820  1,051
    ------------------------------------------------------------------------
       Total ......................................... $5,863 $14,092 $3,610
    ========================================================================

The Company was party to a Securities Agency Lending Agreement (Agreement) with AIG Global Securities Lending Corporation (AIGGSLC), a Delaware registered company which terminated on March 26, 2009. As of July 31, 2008, the Company instructed AIGGSLC not to enter into any new transactions on its behalf. As a result, the Company had no loaned securities as of December 31, 2008. As of December 31, 2007, securities with a market value of $298,033 were on loan.

Securities borrowers provided cash collateral in an amount in excess of the fair value of the securities loaned. AIGGSLC monitored the daily fair value of loaned securities relative to the collateral fair value. Additional collateral was obtained as necessary to ensure that collateral was maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities loaned. The collateral was not available for the general use of the Company (restricted) and the securities lending transactions were accounted for as secured borrowings as required by SSAP No. 91.

Pursuant to the Agreement, AIGGSLC maintained responsibility for the reinvestment and control of such collateral. Declines in the fair value of the reinvested collateral at December 31, 2007, to the extent that such declines resulted in collateral less than 102% of the fair value of the securities loaned for domestic transactions and 105% of the fair value of the securities loaned for cross-border transactions, have been reported as a non-admitted asset in the financial statements presented herein.

In response to the potential lack of liquidity for certain reinvested collateral, the Company's ultimate parent, AIG, agreed to make the Company whole for any pretax realized losses due to sales of reinvested collateral during the period August 1, 2007 through August 1, 2008. During 2008 and 2007, the Company received funds of $898 and $1,945, respectively, from AIG. These funds have been reported as capital contributions in the financial statements presented herein.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Securities carried at an amortized cost of $1,066,438 and $2,973,267 were deposited with regulatory authorities as required by law as of December 31, 2008 and 2007, respectively.

During 2008, 2007 and 2006, included in Net Investment Income Earned were investment expenses of $8,439, $9,607 and $7,329, respectively and interest expense of $27,739, $99,036 and $98,741, respectively.

The Company reported hybrid securities totaling $117,650 and $127,153 as of December 31, 2008 and 2007, respectively.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), which specifies measurement and disclosure standards related to asset and liabilities measured at fair value. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

SFAS 157 defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     . Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     . Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used:

--------------------------------------------------------------------------------
                                          Level 1   Level 2  Level 3     Total
--------------------------------------------------------------------------------
Bonds .................................  $     --  $ 11,310  $44,055  $   55,365
Common stocks .........................   857,376       371    8,660     866,407
Preferred stocks ......................       739   233,074       --     233,813
--------------------------------------------------------------------------------
Total .................................  $858,115  $244,755  $52,715  $1,155,585
================================================================================

The following table presents changes during 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2008.

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

---------------------------------------------------------------------------------------------------------------------------
                                       Net Realized and
                                  Unrealized Gains (Losses)     Unrealized
                      Balance     Included in Net Investment  Gains (Losses)  Purchases, Sales,                 Balance at
                    Beginning of      Income and Realized       Included in       Issuances,     Transfers In  December 31,
                        Year        Capital Gains (Losses)        Surplus     Settlements, Net      (Out)          2008
---------------------------------------------------------------------------------------------------------------------------
Bonds                  $47,498              $(155)               $(13,034)         $(2,843)         $12,589       $44,055
Common stocks           13,295                 60                  (5,957)           1,262               --         8,660
---------------------------------------------------------------------------------------------------------------------------
Total                  $60,793              $ (95)               $(18,991)         $(1,581)         $12,589       $52,715
===========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

--------------------------------------------------------------------------------
                                               Level 1  Level 2  Level 3   Total
--------------------------------------------------------------------------------
Other invested assets                            $--     $3,483   $2,380  $5,863
--------------------------------------------------------------------------------
Total                                            $--     $3,483   $2,380  $5,863
================================================================================

NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2008, 2007 and 2006 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2008         2007         2006
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year ... $13,732,102  $12,754,581  $11,620,078
Incurred losses and LAE related to:
   Current accident year .........................   5,573,146    5,366,376    5,343,020
   Prior accident years ..........................     (30,723)     (80,939)      66,978
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE .............   5,542,423    5,285,437    5,409,998
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year .........................  (1,689,045)  (1,436,644)  (1,265,788)
   Prior accident years ..........................  (4,316,880)  (2,871,272)  (3,009,707)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE .................  (6,005,925)  (4,307,916)  (4,275,495)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31, .. $13,268,600  $13,732,102  $12,754,581
=========================================================================================

For all three years the Company experienced minor loss and LAE reserve development for prior years, including accretion of loss reserve discount. For 2008 and 2007, the Company experienced minor beneficial loss and LAE reserve development for prior years, including accretion of loss reserve discount, while for 2006, it experienced minor adverse development on the same basis. For 2008, favorable on D&O and other classes of business offset adverse development on the Company's excess casualty business. The adverse development on excess casualty was primarily related to accident years 2003 and prior. In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006, the adverse loss and LAE reserve development primarily related to claims and accident years 2002 and prior, largely relating to asbestos and to accretion of workers compensation discount.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In calendar year 2008, there were two transactions that resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5F). The total calendar year paid as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over many accident years and resulted in modest beneficial development of about $21,600. In addition, accident year 2008 had $108,000 of paid loss in calendar year 2008 from one credit excess of loss assumed treaty. There will be no additional impact from this treaty as the full limits of the treaty have been paid.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $178,706, $199,953 and $198,524, respectively.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,340,598, $5,987,568 and $6,322,799, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A.   National Union Inter-company Pooling Agreement
     ----------------------------------------------

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA ......    19445       38.0%
American Home Assurance Company ..............................    19380       36.0%
Commerce and Industry Insurance Company (C&I) ................    19410       11.0%
New Hampshire Insurance Company (NHIC) .......................    23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP) ....    19429        5.0%
AIG Casualty Company  (AIG Casualty) .........................    19402        5.0%
American International South Insurance Company ...............    40258        0.0%
Granite State Insurance Company ..............................    23809        0.0%
Illinois National Insurance Company ..........................    23817        0.0%
=======================================================================================

     American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's fixed participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   American International Underwriters Overseas Association Pooling
     ----------------------------------------------------------------
     Arrangement
     -----------

     AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
American International Underwriters Overseas, Limited                --       67.0%
New Hampshire Insurance Company                                   23841       12.0%
National Union Fire Insurance Company of Pittsburgh, PA           19445       11.0%
American Home Assurance Company                                   19380       10.0%
=======================================================================================

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2008 and 2007, the Company's interest in the AIUOA amounted to $717,391 and $1,211,817, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

     ----------------------------------------------------------------------------
     As of December 31,                                         2008      2007
     ----------------------------------------------------------------------------
     Loss and LAE reserves .................................. $548,564  $876,280
     Unearned premium reserves ..............................  240,933   355,239
     Funds held .............................................   15,031    23,885
     Ceded balances payable .................................   75,043   103,406
     Reinsurance recoverable ................................   26,961    39,825
     Retroactive reinsurance ................................      132      (967)
     ----------------------------------------------------------------------------

     Additionally, the Company holds 3.2% of the issued share capital of AIG Europe S.A. As of December 31, 2008 and 2007, the Company's interest in AIG Europe S.A. amounted to $22,706 and $29,541, respectively.

C.   Guarantee Arrangements
     ----------------------

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2008 are included in the table below:

------------------------------------------------------------------------------------------------------------------
                                                   Date    Policyholder's    Invested    Estimated  Policyholder's
Guaranteed Company                                Issued     Obligations      Assets        Loss        Surplus
------------------------------------------------------------------------------------------------------------------
AIG Advantage Insurance Company .....            12/15/97   $     71,132   $     55,314     $ --      $    20,234
AIG Edison Life Insurance Company ...            09/15/98     10,278,874     21,445,440       --          867,930
AIG Europe S.A. .....................  **        03/02/98      3,698,191      1,392,128       --        1,155,646
AIG Europe (Netherlands) N.V. .......  **        11/01/02        928,580        208,689       --          151,077
AIG Hawaii Insurance Company, Inc. ..            11/05/97        115,009        126,973       --           64,104
AIG Mexico Seguros Interamericana,
   S.A. de C.V. .....................  **        12/15/97        240,778         79,903       --           54,206
AIG SunAmerica Life Assurance
   Company ..........................  *   +     01/04/99      4,007,084      5,123,191       --        1,271,231
AIG UK Limited (formerly Landmark
   Insurance Company, Ltd (UK)) .....  *   ++    03/02/98      4,103,222      3,644,199       --        1,884,267
American General Life Insurance
   Company ..........................      +     03/03/03     28,280,889     30,981,124       --        2,687,622
American General Life and Accident
   Insurance Company ................            03/03/03      8,384,964      8,746,322       --          563,502
American International Insurance
   Company ..........................            11/05/97        388,207        638,065       --          373,703
American International Insurance
   Company of California, Inc. ......            12/15/97        262,991         62,765       --           20,943
American International Insurance
   Company of New Jersey ............            12/15/97         78,923         53,879       --           29,978
First SunAmerica Life Insurance
   Company ..........................  *   ++++  01/04/99      6,340,269      6,760,887       --          544,171
Lloyd's Syndicate  1414 .............  **  +++   12/15/04        933,249        932,605       --          155,935
SunAmerica Life Insurance Company ...  *   +     01/04/99     17,705,063     23,953,249       --        4,653,124
The United States Life Insurance
   Company of the City of NY ........            03/03/03      4,350,106      4,768,153       --          351,266
The Variable Annuity Life
   Insurance Company ................      +     03/03/03     30,541,269     33,521,468       --        2,415,366
------------------------------------------------------------------------------------------------------------------
Total ...............................                       $120,708,800   $142,494,354     $ --      $17,264,305
==================================================================================================================

--------------------
*    The guaranteed company is also backed by a support agreement issued by AIG.
**   Policyholders' surplus is based on local GAAP financial statements.
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 is still in effect.
++++ This guarantee was terminated on January 31 2008.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   Investments in Affiliates

     As of December 31, 2008 and 2007, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2008 and 2007 balances are net of $0 and $2,310 respectively of non-admitted balances.

------------------------------------------------------------------------------------------------------------
                                                                         Carrying Value at
                                                 Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments               Percent       2008            2008              2008
------------------------------------------------------------------------------------------------------------
21st Century Insurance Group ..................     16.4%     $238,948       $  117,912        $   9,946
AIG Hawaii Insurance Company, Inc. ............    100.0%       10,000           64,060             (687)
AIG Mexico Industrial, L.L.C. .................     49.0%        8,725            8,783             (176)
AIG Non Life Holding Company (Japan), Inc. ....    100.0%      124,477          127,779         (117,378)
American International Insurance Company ......      0.0%           --               --          (91,791)
American International Realty Corporation .....     31.5%       37,771           50,537              114
Eastgreen, Inc. ...............................     13.8%       12,804            9,964              (27)
Fuji Fire and Marine Insurance Company ........      2.8%       22,309           19,451           19,451
Pine Street Real Estate Holdings Corporation ..     31.5%        5,445            2,083            2,083
Transatlantic Holdings, Inc. ..................     33.2%       34,068          945,009         (281,749)
------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates ..............               $494,547       $1,345,578        $(460,214)
============================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                            Carrying Value at
                                                    Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments                  Percent       2007            2007              2007
---------------------------------------------------------------------------------------------------------------
21st Century Insurance Group .....................     16.3%     $240,668       $  107,966       $ (84,630)
AIG Hawaii Insurance Company, Inc. ...............    100.0%       10,000           64,747          (4,865)
AIG Mexico Industrial, L.L.C. ....................     49.0%        8,725            8,959           6,517
AIG Non Life Holding Company (Japan), Inc. .......    100.0%      124,477          245,157        (155,861)
American International Insurance Company .........     25.0%       25,000           91,791           2,334
American International Realty Corporation ........     31.5%       37,771           50,423           6,379
Eastgreen, Inc. ..................................     13.4%       12,804            9,991          (4,231)
American International Life Assurance Company ....      0.0%           --               --        (157,619)
Pine Street Real Estate Holdings Corporation .....     31.5%        5,445               --          (2,816)(a)
AIG Claim Service, Inc. ..........................      0.0%           --               --         (46,675)
Transatlantic Holdings, Inc. .....................     33.3%       34,068        1,226,758         178,435
---------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates .................               $498,958       $1,805,792       $(263,032)
===============================================================================================================

--------------------
(a)  Balance not admitted

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 2).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     On June 30, 2008, the Company paid a dividend to its parent, AIGCIG, equal to its 25% interest in American International Insurance Company (AIIC) in the amount of $90,813. This transaction resulted in a realized gain of $65,813. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform. See Note 14, Subsequent Events for further information regarding AIIC.

     On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2008 and 2007, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $959,265 and $1,368,930, respectively.

E.   American Home Canadian Branch Novation

     Effective November 1, 2008, the American Home Canadian Branch entered into an assumption reinsurance and asset purchase agreement with AIG Commercial Insurance Company of Canada (AIGCIC) under which the existing and inforce policies of insurance issued by the Branch were novated to AIGCIC. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 25, entitled Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by AIGCIC are approximately $2,146,053. In connection with AIGCIC's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to AIGCIC by

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a result of this transaction:

     ------------------------------------------------------------------------------
     Description                                                            Amount
     ------------------------------------------------------------------------------
     Loss from investments included in realized capital gains/losses ..   $(210,868)
     Underwriting gain ................................................      13,762
     Other income (ceding commission) .................................      14,276
     Gain relating to foreign exchange included in other income .......     371,741
     ------------------------------------------------------------------------------
     Net pre-tax gain .................................................   $ 188,911
     ==============================================================================

     In relation to and prior to this transaction, AIG Commercial Insurance Group, Inc. (AIGCIG) contributed capital to AIGCIC in the amount of approximately $964,000. AIGCIG obtained such funding via dividends paid by the following entities:

     ---------------------------------------------------------------------------
     Company                                                           Dividend
     ---------------------------------------------------------------------------
     National Union ..............................................    $ 299,000
     American Home Assurance Company .............................      170,000
     C&I .........................................................      103,000
     ISOP ........................................................      122,000
     AIG Casualty ................................................      103,000
     NHIC ........................................................      167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to AIGCIG of $691,000. Subsequently, AIGCIG contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

     ------------------------------------------------------------------------------------
     Company                                                         Capital Contribution
     ------------------------------------------------------------------------------------
     National Union ..............................................         $ 299,000
     ISOP ........................................................           122,000
     AIG Casualty ................................................           103,000
     NHIC ........................................................           167,000

F.   FOREIGN OPERATIONS RESTRUCTURING
     --------------------------------

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG initiated the restructuring of its United Kingdom (UK)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     general insurance operations designed to simplify the organization and provide an enhanced regulatory and legal platform for its future growth and improve transparency and efficiency. This restructuring was completed in a series of transactions involving the corporate entity structure and other business transfer transactions. The corporate entity structure transactions effectively amended the legal ownership of the companies operating in the UK while the business transactions involved the transfer of business previously written by the UK branch of New Hampshire Insurance Company (the UK Branch) to its UK insurance company.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in AIUOA. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     During the 2008 year there were additional contributions to UK Holdings by AIUOA and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the Company's financial statements:

     -------------------------------------------------------------------------------
                                                       Investment in UK
                                      P VII Transfer        Holdings        Total
     -------------------------------------------------------------------------------
     Participation in AIUOA .......    $ (383,080)       $ (14,651)       $(397,731)
     Liabilities ..................       446,151                -          446,151
     Underwriting income ..........        57,634                -           57,634
     Other income .................         3,783                -            3,783
     Net income (pre-tax) .........        87,664                -           87,664
     Surplus (pre-tax) ............        63,071          (14,651)          48,420

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

G.   OTHER RELATED PARTY TRANSACTIONS
     --------------------------------

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2008 and 2007 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2008 and 2007 and all capital contributions and dividends.

                                                                ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                    THE COMPANY                  THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        02/25/08          Dividend              AIGCIG         $     --           --       $ 90,000          Cash
        03/31/08          Dividend              AIGCIG               --           --        200,000          Cash
        06/30/08        Dividend (c)            AIGCIG               --           --         90,813 (b)     In kind
        06/30/08          Dividend              AIGCIG               --           --        177,425          Cash
        09/30/08        Dividend (c)            AIGCIG               --           --        163,395          Cash
        11/30/08        Dividend (c)            AIGCIG               --           --        170,000 (a)      Cash
        12/29/08        Dividend (c)            AIGCIG               --           --        683,000 (a)      Cash
        12/31/08        Dividend (c)            AIGCIG               --           --          8,000 (a)   Securities
        08/14/08    Purchases of security       AIGSL           177,605         Cash        177,605          Bonds
        08/15/08    Purchases of security       AIGSL           144,305         Cash        144,305          Bonds
        09/30/08    Capital contribution        AIGSL               898         Cash             --           --
        Various     Capital contribution (d)    AIGCIG          164,719      In kind             --           --
          (1)       Capital contribution        AIGCIG          691,000         Cash             --           --
     ----------------------------------------------------------------------------------------------------------------

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of AHAC Canadian branch to AIG Commercial Insurance Company of Canada (AIGCIC)- Refer to Note 5D

(b)  Transfer and reorganization of AIIC - Refer to Note 5D

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement - Refer to Note 9

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                              THE COMPANY                   THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        03/19/07         Bond sale               NHIC         $ 28,555       Cash         $ 28,555          Bond
        03/19/07         Bond sale           AIG Casualty       67,801       Cash           67,801          Bond
        03/19/07         Bond sale               C&I            36,452       Cash           36,452          Bond
        03/19/07         Bond sale               ISOP           59,458       Cash           58,121          Bond
        03/19/07         Bond sale            Lexington        139,013       Cash          137,416          Bond
        03/23/07         Bond sale            AIG Excess        25,556       Cash           24,981          Bond
        03/30/07          Dividend              AIGCIG              --        --           500,000          Cash
        05/31/07          Dividend              AIGCIG              --        --            75,000          Cash
        12/03/07          Dividend              AIGCIG              --        --            40,000          Cash
        08/30/07    Purchase of investment      AIGSL          136,735       Bonds         138,478          Cash
        12/17/07    Sale of investment (1)       AIG           191,000       Cash          191,000       Investment
        12/17/07    Sale of investment (2)   National Union     59,000       Cash           59,000       Investment
        10/24/07    Capital contribution        AIGCIG           1,840      In kind             --           --
        12/31/07    Capital contribution        AIGCIG             105      In kind             --           --
        12/31/07    Capital contribution         AIG           160,000      In kind             --           --
     ----------------------------------------------------------------------------------------------------------------

(1)  Sale of American International Life Assurance Company to AIG

(2)  Sale of AIG Domestic Claims to National Union

AIGSL: AIG Security Lending

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2008, 2007 and 2006.

     In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2008, 2007 and 2006 are outlined in the table below:

     --------------------------------------------------------------------------------
     For the years ended December 31,                    2008       2007       2006
     --------------------------------------------------------------------------------
     AIG Technology, Inc. ..........................   $ 31,036   $ 28,562   $ 24,562
     AIG Global Investment Corp. ...................      6,895      7,273      6,047
     AIG Domestic Claims, Inc. .....................    254,033    243,985    225,071
     --------------------------------------------------------------------------------
      TOTAL ........................................   $291,964   $279,820   $255,680
     ================================================================================

     As of December 31, 2008 and 2007, short-term investments included amounts invested in the AIG Managed Money Market Fund of $228,165 and $126,534, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Federal and foreign income taxes recoverable from affiliates as of December 31, 2008 and 2007 amounted to $406,899 and $143,717, respectively.

During 2008, 2007 and 2006 the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

   ------------------------------------------------------
   As of December 31,                2008     2007   2006
   ------------------------------------------------------
   Accounts receivable sold .....  $71,679  $53,865  $ --
   Losses recorded ..............    1,842    1,605    --
   ------------------------------------------------------

As of December 31, 2008 and 2007, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-----------------------------------------------------------------------------
As of December 31,                                           2008      2007
-----------------------------------------------------------------------------
Balances with pool member companies .....................  $827,061  $113,001
Balances less than 0.5% of admitted assets ..............     3,656     2,694
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates .....  $830,717  $115,695
=============================================================================
Balances with pool member companies .....................  $     --  $ 48,873
Balances less than 0.5% of admitted assets ..............    38,999   103,311
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates ..........  $ 38,999  $152,184
=============================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with A.I. Credit Corporation (a wholly owned AIG subsidiary) whereby A.I. Credit Corporation purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and A.I. Credit Corporation.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2008, 2007 and 2006, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,            2008                      2007                      2006
--------------------------------------------------------------------------------------------------------------
                                    Written       Earned      Written       Earned      Written       Earned
----------------------------------------------------------  ------------------------  ------------------------
Direct premiums ................  $ 3,003,169  $ 4,553,852  $ 6,744,997  $ 7,388,935  $ 7,514,507  $ 7,180,260
Reinsurance premiums assumed:
   Affiliates ..................    9,358,318   10,173,382   11,006,993   11,024,337   11,336,822   11,001,341
   Non-affiliates ..............      166,239      238,591      173,756      107,304       48,750      243,681
--------------------------------------------------------------------------------------------------------------
      Gross premiums ...........   12,527,726   14,965,825   17,925,746   18,520,576   18,900,079   18,425,282
--------------------------------------------------------------------------------------------------------------
Reinsurance premiums ceded:
   Affiliates ..................    4,663,334    6,541,514    9,049,872    9,598,801    9,833,954    9,534,749
   Non-affiliates ..............    1,018,383    1,031,090    1,215,889    1,218,759    1,182,156    1,190,522
------------------------------------------------------------------------------------  ------------------------
      Net premiums .............  $ 6,846,009  $ 7,393,221  $ 7,659,985  $ 7,703,016  $ 7,883,969  $ 7,700,011
==============================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2008 and 2007 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance      Ceded Reinsurance              Net
----------------------------------------------------------------------------------------------
                         Unearned                Unearned                Unearned
                          Premium   Commission    Premium   Commission    Premium   Commission
                         Reserves     Equity     Reserves     Equity     Reserves     Equity
----------------------------------------------------------------------------------------------
December 31, 2008
   Affiliates ........  $4,747,277   $634,349   $1,416,996   $195,996   $3,330,281   $438,353
   Non-affiliates ....       5,651        755      480,922     66,520     (475,271)   (65,765)
----------------------------------------------------------------------------------------------
   Totals ............  $4,752,928   $635,104   $1,897,918   $262,516   $2,855,010   $372,588
==============================================================================================
December 31, 2007
   Affiliates ........  $5,562,341   $646,155   $3,295,177   $372,259   $2,267,164   $273,896
   Non-affiliates ....      78,003      9,061      493,629     55,766     (415,626)   (46,705)
----------------------------------------------------------------------------------------------
   Totals ............  $5,640,344   $655,216   $3,788,806   $428,025   $1,851,538   $227,191
==============================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------
                         Unearned   Paid Losses  Reserves For
                          Premium       and       Losses And
                         Reserves       LAE           LAE
-------------------------------------------------------------
December 31, 2008
  Affiliates .........  $1,416,996    $273,774   $13,650,198
   Non-affiliates ....     480,922     371,990     2,373,097
------------------------------------------------------------
   TOTAL .............  $1,897,918    $645,764   $16,023,295
============================================================
December 31, 2007
   Affiliates ........  $3,295,177    $195,333   $15,139,495
   Non-affiliates ....     493,629     405,240     2,668,848
------------------------------------------------------------
   Total .............  $3,788,806    $600,573   $17,808,343
============================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company's unsecured reinsurance recoverables as of December 31, 2008 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                            Naic Co.
Reinsurer                                                     Code       Amount
---------------------------------------------------------------------------------
Affilliates:
   National Union Pool ...................................       --   $12,373,879
   American International Underwriters Overseas, Ltd. ....       --       407,343
   American International Insurance Company ..............    32220       359,071
   New Hampshire Indemnity Company .......................    23833       170,518
   Transatlantic Reinsurance Company .....................    19453       235,378
   AIG Global Trade and Political Risk Insurance Co. .....    10651       126,175
   American International Life Assurance Co. NY (US) .....    60607        10,494
   United Guaranty Insurance Company .....................    11715        34,605
   Hartford Steam Boiler Inspection and Insurance Co. ....    11452         6,627
   Audubon Insurance Company .............................    19933         1,011
   AIG Excess Liability Insurance Company, Ltd. ..........    10932         3,904
   Lexington Insurance Company ...........................    19437        28,271
   American Internatlional Reinsurance Co. Ltd                   --       562,747
   American Int'l Specialty Lines Ins Company ............    26883         3,956
   American Life And General Ins Co (Trinidad & Tobago) ..       --         3,494
   Other affiliates less than $1.0 million ...............       --         4,858
---------------------------------------------------------------------------------
      Total affiliates ...................................            $14,332,331
---------------------------------------------------------------------------------
   Lloyd's ...............................................       --       213,982
   Swiss Re Group ........................................       --       231,669
---------------------------------------------------------------------------------
       Total non-affiliates ..............................                445,651
---------------------------------------------------------------------------------
 Total affiliates and non-affiliates .....................            $14,777,982
=================================================================================

During 2008, 2007 and 2006, the Company reported in its Statements of Income statutory losses of $165, $144 and $12,318, respectively, as a result of losses incurred from commutations with the following reinsurers:

----------------------------------------------------------
Company                                2008  2007    2006
----------------------------------------------------------
Trenwick America ....................  $ --  $ --  $ 8,280
Alea Group ..........................    --    --    2,432
Other reinsurers below $1 million ...   165   144    1,606
----------------------------------------------------------
Total ...............................  $165  $144  $12,318
==========================================================

As of December 31, 2008 and 2007, the Company had reinsurance recoverables on paid losses in dispute of $112,640 and $81,670, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, 2007 and 2006, the Company wrote-off reinsurance recoverables balances of $(4,906), $13,734 and $30,849, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed business are as follows:

-----------------------------------------------------------------------------------------------------
                          2008                                     Affiliate  Non-affiliate    Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $405,981     $6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses ...    475,797      6,118       481,915

-----------------------------------------------------------------------------------------------------
                          2007                                     Affiliate  Non-affiliate     Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $233,004     $3,219      $236,223
Reinsurance payable on paid loss and loss adjustment expenses ...    257,605      6,312       263,917

The primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and American International Specialty Lines Insurance Company (AISLIC). As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed reinsurance due from and to, respectively, with AIIC and AISLIC are as follows:

                                                                          2008                2007
--------------------------------------------------------------------------------------------------------
Caption                                                              AIIC     AISLIC     AIIC     AISLIC
--------------------------------------------------------------------------------------------------------
Premiums in course of collection ................................  $108,866  $161,177  $105,692  $92,674
Reinsurance payable on paid loss and loss adjustment expenses ...   150,587   199,331   122,908   87,616

Effective January 1, 2008, the Personal Lines intercompany pooling agreement was amended to include four additional entities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------

As of December 31, 2008 and 2007, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

---------------------------------------------------------------------------------------------
                                                         2008                    2007
---------------------------------------------------------------------------------------------
                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Reserves transferred:
   Initial reserves .........................   $ 216,347   $ 453,727   $ 216,347   $ 453,727
   Adjustments - prior year(s) ..............    (158,100)     (8,673)   (173,698)    (25,147)
   Adjustments - current year ...............         (37)   (372,123)     15,598      16,474
---------------------------------------------------------------------------------------------
   Balance as of December 31, ...............      58,210      72,931      58,247     445,054
---------------------------------------------------------------------------------------------
Paid losses recovered:
   Prior year(s) ............................      27,761     379,745      19,407     367,297
   Current year .............................      23,465    (311,721)      8,354      12,448
---------------------------------------------------------------------------------------------
   Total recovered as of December 31, .......      51,226      68,024      27,761     379,745
---------------------------------------------------------------------------------------------
   Carried reserves as of December 31, ......   $   6,984   $   4,907   $  30,486   $  65,309
=============================================================================================
Consideration paid or received:
   Initial reserves .........................   $ 201,597   $ 276,437   $ 201,597   $ 276,437
   Adjustments - prior year(s) ..............    (179,882)    (13,900)   (180,015)    (14,331)
   Adjustments - current year ...............          --    (202,820)        133         431
---------------------------------------------------------------------------------------------
   Total paid as of December 31, ............   $  21,715   $  59,717   $  21,715   $ 262,537
=============================================================================================

                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Special surplus from retroactive reinsurance:
   Initial surplus gain or loss realized * ..   $      --   $  47,559   $      --   $  47,559
   Adjustments - prior year(s) ..............          --       1,774          --       2,289
   Adjustments - current year ...............          --     (47,017)         --        (515)
---------------------------------------------------------------------------------------------
   Balance as of December 31, 2007 ..........   $      --   $   2,316   $      --   $  49,333
=============================================================================================

--------------------
* Reflects amounts recorded to segregated special surplus as of January 1, 2004.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. 2008 changes to Reserves Transferred, Paid Losses Reimbursed or Recovered and Special Surplus from Retroactive Reinsurance attributable to this commutation were as follows:

                                                    2008
                                                  --------
Reserves transferred ..........................   $380,610
Paid losses recovered .........................    336,470
Consideration received ........................    201,005
Special surplus from retroactive reinsurance ..     44,140

The Company's retroactive reinsurance reserve balance (by reinsurer) as of December 31, 2008, is set forth in the table below:

-------------------------------------------------------------------------------------
                                                       2008                2007
-------------------------------------------------------------------------------------
Reinsurer                                        Assumed    Ceded   Assumed    Ceded
-------------------------------------------------------------------------------------
   American International Reinsurance
      Company ...............................    $   --    $   --   $    --   $44,140
   American International Specialty Lines
      Insurance Company .....................     2,810        --    26,275        --
   AXA Corporate Solutions ..................        --        --        --     1,354
   Commerce and Industry Insurance Company of
      Canada ................................     4,174        --     4,174        --
   Lyndon Property Insurance Company ........        --     1,691        --     1,142
   PEG Reinsurance Co. ......................        --        --        --    13,978
   Transatlantic ............................        --     1,308        --        --
   All other reinsurers less than $1.0
      million ...............................        --     1,908        37     4,695
-------------------------------------------------------------------------------------
      Total .................................    $6,984    $4,907   $30,486   $65,309
=====================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007, the Company's deposit assets and liabilities were comprised of the following:

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2008:
   Direct .....................................................   $     --     $ 95,776      $    --      $     --
   Assumed ....................................................         --       92,527       88,515            --
   Ceded ......................................................    530,085           --           --       484,067
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $530,085     $188,303      $88,515      $484,067
===================================================================================================================

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct .....................................................   $     --     $ 95,122      $    --      $     --
   Assumed ....................................................         --       94,389       98,917            --
   Ceded ......................................................    751,468           --           --       695,928
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $751,468     $189,511      $98,917      $695,928
===================================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2008 and 2007 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                   Deposit       Deposit      Deposit       Deposit
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................   $ 751,468     $189,511     $ 809,537     $172,296
   Deposit activity, including loss recoveries ................    (250,415)          78      (106,254)      17,935
   Interest income or expense, net of amortization of margin ..      12,068       (1,286)       39,148         (720)
   Non-admitted asset portion .................................      16,964           --         9,037           --
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................   $ 530,085     $188,303     $ 751,468     $189,511
=====================================================================================================================

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                  Funds Held    Funds Held   Funds Held    Funds Held
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................    $ 98,917     $ 695,928     $94,279      $703,508
   Contributions ..............................................          --           144       4,664         1,016
   Withdrawals ................................................     (10,402)     (238,108)        (26)      (54,096)
   Interest ...................................................          --        26,103          --        45,500
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................    $ 88,515     $ 484,067     $98,917      $695,928
=====================================================================================================================

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

As of December 31, 2008 and 2007, the deposit assets with related parties, relating primarily to reinsurance transactions with Union Excess, amounted to $540,279 and $611,039, respectively. During 2008, loss recoveries from Union Excess resulted in a decrease in deposit assets and funds held liabilities of $49,176.

The Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323. As a result of these commutations with Union Excess and European Reinsurance Company Ltd., the funds held balances declined by $47,290 and $141,711, respectively. During 2007, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and funds held on deposit accounting liabilities of $1,347.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with American International Group, Inc. (the Ultimate Parent or AIG) and its domestic subsidiaries. The Company has a written tax sharing agreement with its Parent which was amended, effective January 1, 2008. The current and prior agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Additionally, the amended tax sharing agreement contains the following significant modifications to the previous agreement:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

..    A tax Sub Group was formed among twenty seven Commercial Insurance Group and United Guaranty Companies under AIG Property Casualty Group, Inc. The tax Sub Group will settle inter-company income taxes as if the Sub Group were filing its own consolidated income tax return. Any net liability of the Sub Group will be remitted to AIG, Inc. under a separate tax sharing agreement, and AIG, Inc. will reimburse the Sub Group for any net tax attributes utilized in the AIG, Inc. consolidated income tax return.

..    Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

..    As of the effective date of the agreement, AIG Property Casualty Group assumed each Sub Group members Tax Reserve in a deemed capital transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes ("FIN 48:) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

..    The tax sharing agreement was modified to be consistent with the AIG, Inc.
     and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

..    In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the amended tax sharing agreement, AIG Property Casualty group assumed $164,719 of tax liabilities related to pre-existing deferred inter-company gain and FIN 48 liabilities.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2008.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2008 and 2007 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
As of December 31,                                                                   2008         2007
---------------------------------------------------------------------------------------------------------
Gross deferred tax assets .....................................................   $1,204,730   $1,240,598
Gross deferred tax liabilities ................................................     (355,875)    (526,581)
Non-admitted deferred tax assets in accordance with SSAP No.10, income taxes ..     (402,242)    (331,439)
---------------------------------------------------------------------------------------------------------
Net admitted deferred tax assets ..............................................   $  446,613   $  382,578
=========================================================================================================
Change in non-admitted deferred tax assets
adjustment to December 31, 2007 surplus .......................................      (34,673)
Change in non-admitted deferred tax assets - paid in capital ..................       80,741
Change in non-admitted deferred tax assets - current year .....................       24,735
---------------------------------------------------------------------------------------------------------
Change in non-admitted deferred tax assets ....................................   $   70,804
=========================================================================================================

During 2008, 2007 and 2006, the Company's current federal income tax expense was comprised of the following:

--------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                     2008         2007        2006
--------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net investment income ....   $ 135,559     $309,946    $261,144
Federal income tax adjustment - prior years ...................................      99,679       38,413       2,119
--------------------------------------------------------------------------------------------------------------------
Current income tax expense (benefit) ..........................................   $ 235,238     $348,359    $263,263
====================================================================================================================
Income tax on realized capital gains ..........................................   $(270,995)    $ 29,141    $ 29,092
====================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The composition of the Company's net deferred tax assets as of December 31, 2008 and 2007, along with the changes in deferred income taxes for 2008, is set forth in the table below:

-----------------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008         2007        Change
-----------------------------------------------------------------------------------------------------------------------------------
Deferred Tax Assets:
   Loss reserve discount ....................................................................   $  377,943   $  402,282   $ (24,339)
   Non-admitted assets ......................................................................      169,600      208,445     (38,845)
   Unearned premium reserve .................................................................      276,479      313,279     (36,800)
   Unrealized capital loss ..................................................................       30,153           --      30,153
   Partnerships .............................................................................       56,739       40,925      15,814
   Bad debt .................................................................................      127,614      151,901     (24,287)
   Investment write downs ...................................................................      102,927       13,897      89,030
   Goodwill .................................................................................       29,949           --      29,949
   Foreign tax credits ......................................................................       25,959           --      25,959
   Deferred tax remediation - Adj to Dec 31, 2007 surplus ...................................           --       34,673     (34,673)
   Other temporary difference ...............................................................        7,367       75,196     (67,829)
-----------------------------------------------------------------------------------------------------------------------------------
         Gross deferred tax assets ..........................................................    1,204,730    1,240,598     (35,868)
      Non-admitted deferred tax assets ......................................................     (402,242)    (296,766)   (105,476)
      Non-admitted deferred tax assets - adjustment to December 31, 2007 surplus ............           --      (34,673)     34,673
-----------------------------------------------------------------------------------------------------------------------------------
         Admitted deferred tax assets .......................................................      802,488      909,159    (106,671)
-----------------------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities
   Unrealized capital gains .................................................................     (318,829)    (393,879)     75,050
   Investments ..............................................................................       (5,121)     (67,403)     62,282
   Depreciation .............................................................................      (19,370)     (20,714)      1,344
   Other temporary differences ..............................................................      (12,555)     (44,585)     32,030
-----------------------------------------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
         Net admitted deferred tax assets ...................................................   $  446,613   $  382,578   $  64,035
===================================================================================================================================
   Gross deferred tax assets ................................................................   $1,204,730   $1,240,598   $ (35,868)
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
   Net deferred tax assets ..................................................................   $  848,855   $  714,017   $ 134,838
===================================================================================================================================
    Income tax effect of unrealized capital gains, net of adjustment to December 31, 2007
      Surplus ...............................................................................                               (94,517)
   Capital contribution as a result of new tax sharing agreement ............................                               (80,741)
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net deferred income taxes ......................................................                             $ (40,420)
===================================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2008, 2007 and 2006 are as follows:

                                                                   2008                      2007                      2006
------------------------------------------------------------------------------------------------------------------------------------
                                                            Amount    Tax Effect     Amount     Tax Effect     Amount     Tax Effect
------------------------------------------------------------------------------------------------------------------------------------
Net income before federal income taxes and capital gain
   taxes ..............................................   $ 325,408   $ 113,893    $1,725,242   $ 603,835    $1,271,556   $ 445,045
Book to tax adjustments:
   Tax exempt income ..................................    (481,365)   (168,478)     (543,812)   (190,334)     (455,068)   (159,274)
   Dividends received deductions ......................     (55,925)    (19,574)       (5,993)     (2,098)      (21,938)     (7,678)
   Meals and entertainment ............................       1,412         494         1,749         612            --          --
   Non-deductible penalties ...........................         761         266         1,508         528            --          --
   Change in non-admitted assets ......................     120,143      42,050      (138,048)    (48,318)      132,784      46,474
   Federal income tax adjustments-- prior years .......          --          --            --      55,224            --          --
   Branch termination .................................      13,298       4,654            --          --            --          --
   Transfer pricing adjustments .......................      11,949       4,182
   Remediation adjustments ............................          --          --            --          --       (17,777)     (6,222)
   Change in tax positions ............................          --      32,007            --      31,842            --          --
   Other non-taxable income ...........................      (7,179)     (2,513)
   Foreign tax credits ................................          --          --            --          --            --     (14,104)
   Other ..............................................          --      (2,318)           --          --            --       1,384
------------------------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments ......................    (396,906)   (109,230)     (684,596)   (152,544)     (361,999)   (139,420)
------------------------------------------------------------------------------------------------------------------------------------
Total federal taxable income and tax ..................   $ (71,498)  $   4,663    $1,040,646   $ 451,291    $  909,557   $ 305,625
====================================================================================================================================
Current federal income tax ............................               $ 235,238                 $ 348,359                 $ 263,263
Income tax on net realized capital gains ..............                (270,995)                   29,141                    29,092
Change in net deferred income taxes ...................                  40,420                    73,791                    13,270
                                                                      ----------                ----------                ----------
Total federal income tax ..............................               $   4,663                 $ 451,291                 $ 305,625
                                                                      ==========                ==========                ==========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2008 is set forth in the table below:

     ----------------------------------------------------------------------
     Current year                                                  $109,570
                                                                   --------
     First preceding year .......................................  $400,196
     ----------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008, the Company had $25,959 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007 and 2006. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $138,061 during 2008, $231,602 during 2007 and $372,256 during 2006.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

     -----------------------------------------------------------------------
     Year Ended December 31, 2008                            2008      2007
     -----------------------------------------------------------------------
        Gross unrecognized tax benefits at January 1, ..   $36,698   $ 3,527
        Increases in tax positions for prior years .....    59,743    33,171
        Decreases in tax positions for prior years .....      (646)       --
     -----------------------------------------------------------------------
     Gross unrecognized tax benefits at December 31 ....   $95,795   $36,698
     =======================================================================

As of December 31, 2008 and 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $95,795 and $36,698, respectively. As of December 31, 2008 and 2007, the Company's unrecognized tax benefits included $31,191 and zero, respectively, related to tax positions the disallowance of which would not affect the effective tax rate. Accordingly, as of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $64,604 and $36,698, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2008 and 2007, the Company had accrued $8,643 and $6,868, respectively, for the payment of interest (net of the federal benefit) and penalties. For the year ended December 31, 2008, the Company recognized $1,775 of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income.

The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's consolidated financial condition, although it is possible that the effect could be material to the Company's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                   Major Tax Jurisdictions   Open Tax Years
                   -----------------------   --------------
                   United States .........      2000-2007

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A.   Pension
     -------

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.


     -----------------------------------------------------------------
     As of December 31, ...................       2008         2007
     -----------------------------------------------------------------
     Fair value of plan assets ............   $ 2,723,034   $3,004,869
     Less projected benefit obligation ....     3,378,509    2,719,971
     -----------------------------------------------------------------
     Funded status ........................   $  (655,475)  $  284,898
     =================================================================

     The Company's share of net expense for the qualified pension plan was $6,772, $5,001 and $9,000 for the years ended December 31, 2008, 2007 and
     2006, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2008 and 2007, the Company recorded in other liabilities its pension liabilities which amounted to $12,832 and $6,018, respectively.

B.   Postretirement Benefit Plans
     ----------------------------

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2008 and 2007 were $198,015 and $190,417, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $265, $310 and $282 for the years ended December 31, 2008, 2007 and 2006, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2008, 2007 and 2006 are set forth in the table below:

     ---------------------------------------------------------------------------------
     As of December 31,                                  2008        2007      2006
     ---------------------------------------------------------------------------------
        Discount rate ..............................       6.50%      6.50%      6.00%
        Rate of compensation increase (average) ....       4.25%      4.25%      4.25%
        Measurement date ...........................   December   December   December
                                                       31, 2008   31, 2007   31, 2006
        Medical cost trend rate ....................        N/A        N/A        N/A
     =================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

C.   Stock Option and Deferred Compensation Plans
     --------------------------------------------

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2008, 2007 and 2006, AIG allocated $18,153, $14,028 and $6,242, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   Post-employment Benefits and Compensated Balances
     -------------------------------------------------

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   Impact of Medicare Modernization Act on Post Retirement Benefits
     ----------------------------------------------------------------

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2008 is $3,600.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A.   Capital and Surplus
     -------------------

     The portion of unassigned surplus as of December 31, 2008 and 2007 represented by each item below is as follows:

     -------------------------------------------------------
                                        2008        2007
     -------------------------------------------------------
     Unrealized gains ............   $ 738,751  $ 2,027,718
     Non-admitted asset values ...   $(964,416)  (1,011,589)
     Provision for reinsurance ...   $ (95,592)    (115,844)
     =======================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2008, Management utilized collateral including assets in trust provided by its Ultimate Parent of $409,095. The use of these assets was approved by the domiciliary regulator.

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   Risk-Based Capital Requirements
     -------------------------------

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2008 reporting period.

C.   Dividend Restrictions
     ---------------------

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2008, the maximum dividend payment, which may be made without prior approval during 2009, is approximately $541,317.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     During 2008, the Company paid $1,582,633 in dividends to AIGCIG which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by the Insurance Department of the State of New York. Refer to Note 5G for additional information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 12 - CONTINGENCIES
-----------------------

A.   Legal Proceedings
     -----------------

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and AISLIC, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that is scheduled to lead to a hearing on class certification in March 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties intend to file a motion to remand the case.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. Consideration of that transfer motion has been stayed until the Court rules on the AIG Parties' motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal. That motion has been fully briefed and is pending before the Court. Should the Court deny that motion, the AIG Parties intend to file a motion to remand the case and intend to oppose the transfer of the New Jersey action.

     The AIG Parties believe that RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1 billion. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss AIG's counterclaims; granting the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. The allegations in the third-party counterclaims are substantially similar to those filed by the NWCRP, but also seek damages for additional residual market assessments that company allegedly had to pay in non-NWCRP states, to guaranty funds and for special assessments. On April 16, 2009, the Court ordered that all third-party defendants must assert any third-party counterclaims by April 30, 2009. The case is otherwise stayed until June 10, 2009, pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint is styled as an "alternative complaint," should the court grant AIG's motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On April 9, 2009, the Court stayed the case pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction in the NWCRP lawsuit.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and AIG filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted AIG's motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted AIG's motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted AIG's motion to strike certain allegations from the complaint. Limited discovery is now proceeding on the remaining claims.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although one case - now settled - in Florida state court and two cases currently pending in Texas and New Jersey state courts have proceeded. Discovery has recently commenced in the case pending in New Jersey state court. In the Texas case, at a hearing completed on April 3, 2009, the court sustained defendants' Special Exceptions, and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     granted plaintiff 60 days to replead. AIG has also recently settled several of the various federal and state court actions alleging claims similar to those in the multi-district litigation.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   Asbestos and Environmental Reserves
     -----------------------------------

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2008, 2007 and 2006, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year ....   $ 983,031   $1,098,137   $1,087,625   $137,135   $178,384   $288,676
   Incurred losses and LAE ..................      98,429       34,757      159,878    (13,665)      (468)   (75,819)
   Calendar year paid losses and LAE ........    (176,178)    (149,863)    (149,366)   (18,020)   (40,781)   (34,473)
Loss and LAE Reserves, end of year ..........   $ 905,282   $  983,031   $1,098,137   $105,450   $137,135   $178,384
=====================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year ....   $  89,655   $   97,344   $   97,399   $  5,933   $  4,948   $  6,561
   Incurred losses and LAE ..................      12,578        5,160       14,332       (735)     1,386     (1,462)
   Calendar year paid losses and LAE ........     (15,858)     (12,849)     (14,387)      (121)      (401)      (151)
Loss and LAE reserves, end of year ..........   $  86,375   $   89,655   $   97,344   $  5,077   $  5,933   $  4,948
=====================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year ....   $ 464,090   $  533,105   $  518,246   $ 71,628   $ 92,210   $134,977
   Incurred losses and LAE ..................      27,666       10,155       83,696         32      1,691    (22,324)
   Calendar year paid losses and LAE ........     (76,966)     (79,170)     (68,837)   (14,013)   (22,273)   (20,443)
Loss and LAE reserves, end of year ..........   $ 414,790   $  464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
=====================================================================================================================

     The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $ 524,100   $  619,127   $  736,453   $ 39,611   $ 56,093   $ 70,439
Assumed reinsurance basis ...................      37,560       44,945       61,885         96      1,191        614
Net of ceded reinsurance basis ..............     238,704      296,910      378,726     19,081     25,942     37,524

     The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $  58,233   $   68,792   $   81,828   $ 16,976   $ 24,040   $ 30,189
Assumed reinsurance basis ...................       7,124        6,570        6,876        109        351        263
Net of ceded reinsurance basis ..............      29,473       34,565       42,081      8,245     10,958     16,082

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2008 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

C.   Leases
     ------

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $14,004, $44,783 and $38,451 in 2008, 2007 and 2006, respectively.

     At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

            2009 .............................................  $11,817
            2010 .............................................   11,800
            2011 .............................................    9,798
            2012 .............................................    9,410
            2013 .............................................    3,475
            Thereafter .......................................   16,643
            -----------------------------------------------------------
               Total minimum lease payments ..................  $62,943
            ===========================================================

     Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D.   Other Contingencies
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2008, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2008, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $850,462, and included unrecorded loss contingencies of $826,104.

     As part of its private equity portfolio investment, as of December 31, 2008 the Company may be called upon for an additional capital investment of up to $655,363. The Company expects only a small portion of this portfolio will be called during 2009.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2008, 2007 and 2006, policyholder dividends amounted to $341, $123 and $1,344, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2008 and 2007, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

      --------------------------------------------------------------------
      Other admitted assets                              2008       2007
      --------------------------------------------------------------------
      Guaranty funds receivable or on deposit ......  $  18,082  $  18,468
      Loss funds on deposit ........................     65,014    103,439
      Outstanding loss drafts - suspense accounts ..    314,798    430,304
      Other ........................................     56,052     25,777
      Allowance for doubtful accounts ..............   (369,538)  (395,847)
      --------------------------------------------------------------------
         Total other admitted assets ...............  $  84,408  $ 182,141
      ====================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2008 and 2007, the Company's liability for insolvency assessments amounted to $51,459 and $39,027, respectively, with related assets for premium tax credits of $18,082 and $18,468, respectively. Of the amount accrued, the Company expects to pay approximately $33,377 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $11,265 of premium tax offset credits and the associated liability in years two through five. The remaining $6,817 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2008 and 2007, the Company had established an allowance for doubtful accounts of $369,538 and $395,847, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2008, 2007 and 2006, the Company recorded $48,507, $89,886 and $49,762, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2008 and 2007, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other liabilities                                                   2008      2007
------------------------------------------------------------------------------------
Service carrier liabilty .......................................  $  2,875  $  9,195
Retroactive reinsurance payable ................................     6,873    16,299
Remmittances and items not allocated ...........................    30,146    39,116
Policyholder funds on deposit ..................................    12,596    11,341
Payable for securities .........................................        --     3,331
Loss clearing ..................................................     7,597    15,325
Liability for pension and severance pay ........................    12,832     6,018
Dividends to policyholders .....................................       233        --
Deferred commission earnings ...................................    11,052    11,890
Amounts withheld or retained by company for account of others ..     5,709    13,840
Advance premiums ...............................................    13,614        --
Accrued retrospective premiums .................................    56,408    41,587
Accounts payable ...............................................    24,655    24,852
Other liabilites ...............................................    55,528   153,990
------------------------------------------------------------------------------------
Total other liabilties .........................................  $240,118  $346,784
====================================================================================

EVENTS OCCURRING AT THE AIG LEVEL
---------------------------------

In September 2008, the Company's ultimate parent company, American International Group, Inc. (AIG), experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant").

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In February 2009, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2008 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. Effective upon the date of filing of the Company's 2008 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2007 surplus position.

Subsequent to December 31, 2008 and in relation to the transaction described in
Note 5(E), the Company's immediate parent contributed $691,000 in cash to the Company's surplus. With the approval of the Insurance Department of the State of New York, this contribution has been reflected as Type 1 subsequent event in these financial statements.

Subsequent to filing its December 31, 2008 Annual Statement, management discovered that its accounting in the Annual Statement for the dissolution of the Company's Canadian branch included a receivable for $691 million that had been misclassified. This amount should have been recorded as a capital contribution from its parent. Cash settlement of the balance occurred prior to filing of the Company's revised Annual Statement. With the Department's approval, the Company has reported this activity as of December 31, 2008 as a Type 1 subsequent event and reflected this amount as an increase to cash and paid-in capital.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date.

On April 16, 2009, AIG announced an agreement to sell 21st Century Insurance Group, AIG's U.S. personal auto insurance business, to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group. The transaction, which will include the sale of AHAC's equity interests in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., is subject to satisfaction of certain closing conditions, including applicable regulatory approvals. The carrying value of these companies amounted to $181,972.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

On April 21, 2009, AIG announced its intent to enter into a transaction pursuant to which AIG will contribute AIU Holdings, LLC and AIU Holdings, Inc., the parent company of AHAC, to a newly-formed special purpose vehicle

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

(SPV). AIG will receive preferred and common interests in the SPV in exchange for the contributions. AIG also announced its intent to acquire from AHAC its equity interests in Transatlantic Holdings, Inc. These transactions are intended to further separate AIG's property casualty operations from AIG and are being taken in preparation for the potential sale of a minority stake in the business.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, it is not expected to have a significant impact on the Company's ability to continue as a going concern.

Note 15 - EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR'S REPORT

                              (000's OMITTED)

On June 10, 2009, American Home Assurance Company (the Company) sold 12,826,310 shares of Transatlantic Holdings, Inc. (TRH). The Company continues to own 9,192,663 common shares of TRH, representing approximately 13.9 percent of TRH's common shares issued. The Company had previously owned 33.2% of TRH.

The Company received consideration of $470,341 for the sale of its shares of TRH and recorded a realized gain of $450,511 for the transaction. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. In addition, the Company will receive a deemed contribution of approximately $157,679, pursuant to the Tax Sharing Agreement (Agreement). The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility, except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility.

On July 1, 2009, AIG announced the sale of AIG's U.S. personal auto insurance business. This transaction includes the sale of the Company's equity interests in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc. The total sales price was $1.9 billion subject to certain post closing adjustments.

These transactions are consistent with the previously announced strategy of the Company's parent, AIU Holdings, to sell non-core, affiliated investments, separate AIG's property casualty operations from AIG and position AIU Holdings as an independent entity in preparation for the potential sale of a minority stake in the business, which ultimately may include a public offering of shares, depending on market conditions.

                           PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The following financial statements are included or incorporated by reference herein to this Registration Statement:


The following financial statements of Variable Annuity Account Seven are included herein:


     -   Report of Independent Registered Public Accounting Firm


     -   Statement of Assets and Liabilities as of April 30, 2009


     -   Schedule of Portfolio Investments as of April 30, 2009


     -   Statement of Operations for the year ended April 30, 2009


     - Statement of Changes in Net Assets for the years ended April 30, 2009 and 2008, except as indicated


     -   Notes to Financial Statements



The following consolidated financial statements of SunAmerica Annuity and Life Assurance Company are included herein:

     -   Report of Independent Registered Public Accounting Firm
     -   Consolidated Balance Sheet as of December 31, 2008 and 2007
     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2008, 2007 and 2006
     - Consolidated Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006
     -   Notes to Consolidated Financial Statements

The following statutory financial statements of American Home Assurance Company are included herein:
     -   Report of Independent Auditors
     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2008 and 2007
     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2008, 2007 and 2006
     - Statements of Cash Flow for the years ended December 31, 2008, 2007 and 2006
     -   Notes to Statutory Basis Financial Statements

(b)  Exhibits


(1)   Resolutions Establishing Separate Account..................................    2
(2)   Custody Agreements.........................................................    Not Applicable
(3)   (a)  Form of Distribution Contract.........................................    1
      (b)  Form of Selling Agreement.............................................    1
(4)   (a)  Polaris II A-Class/ Polaris II Asset Manager
           (1) Group Annuity Certificate.........................................    3
           (2) Individual Annuity Contract.......................................    3
           (3) Group Annuity Certificate Endorsement.............................    6
           (4) Individual Annuity Contract Endorsement...........................    6
           (5) Death Benefit Endorsement.........................................    8
      (b)  Polaris II A-Class Platinum Series
           (1) Annuity Contract..................................................    11
           (2) Return of Purchase Payment Death Benefit Endorsement..............    11
           (3) Purchase Payment Accumulation Death Benefit Endorsement...........    11
           (4) Maximum Anniversary Value Death Benefit Endorsement...............    11
           (5) Rights of Accumulation Endorsement................................    11
           (6) Letter of Intent Endorsement......................................    11
           (7) Guaranteed Minimum Withdrawal Benefit Endorsement.................    11
(5)   Application for Contract...................................................    1
      (a)  Polaris II A-Class/Polaris II Asset Manager/Polaris II A-Class
           Platinum Series
           (1) Participant Enrollment Form.......................................    1
           (2) Deferred Annuity Application......................................    1
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation........................    17
      (b)  Article of Amendment to the Amended and Restated Articles of
           Incorporation.........................................................    17
      (c)  Amended and Restated Bylaws...........................................    17
(7)   Reinsurance Contract.......................................................    13

(8)   Material Contracts.........................................................    1
      (a)  Form of Anchor Series Trust Fund Participation Agreement..............    1
      (b)  Form of SunAmerica Series Trust Fund Participation Agreement..........    1
      (c)  Form of American Funds Fund Participation Agreement...................    4
      (d)  Form of Franklin Templeton Variable Insurance Products Trust Fund
           Participation Agreement...............................................    14
      (e)  Form of Lord Abbett Fund Participation Agreement......................    7
      (f)  Form of Van Kampen Fund Participation Agreement.......................    5
(9)   (a)  Opinion of Counsel and Consent of Depositor...........................    3
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to
           American Home Assurance Company.......................................    10
(10)  Consent of Independent Registered Public Accounting Firm...................    Filed Herewith
(11)  Financial Statements Omitted from Item 23..................................    Not Applicable
(12)  Initial Capitalization Agreement...........................................    Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly Controlled
           By or Under Common Control with SunAmerica Annuity and Life Assurance
           Company, the Depositor of Registrant..................................    16
      (b)  Power of Attorney
           (1) SunAmerica Annuity and Life Assurance Company Directors...........    16
           (2) American Home Assurance Company Directors.........................    15
      (c)  Support Agreement of American International Group, Inc. ..............    9
      (d)  General Guarantee Agreement by American Home Assurance Company........    9
      (e)  Notice of Termination of Guarantee as Published in the Wall Street
           Journal on November 24, 2006..........................................    12



--------

 1 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   25473 and 811-03589, filed on April 18, 1997, Accession No. 0000950148-97-
   000989.

 2 Incorporated by reference to Initial Registration Statement, File Nos. 333-
   65965 and 811-09003, filed on October 21, 1998, Accession No. 0000950148-98-
   002332.

 3 Incorporated by reference to Pre-Effective Amendment No. 2 and Amendment No.
   2, File Nos. 333-65965 and 811-09003, filed on August 27, 1999, Accession No. 0000950148-99-001968.

 4 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   3, File Nos. 333-65965 and 811-09003, filed on October 8, 1999, Accession No. 0000950148-99-002190.

 5 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   2, File Nos. 333-66114 and 811-03589, filed on October 25, 2001, Accession No. 0000950148-01-502065.

 6 Incorporated by reference to Post-Effective Amendment No. 13 and Amendment
   No. 15, File Nos. 333-65965 and 811-09003, filed on April 9, 2002, Accession No. 0000950148-02-000961.

 7 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-91860 and 811-03589, filed on October 28, 2002, Accession No. 0000898430-02-003844.




 8 Incorporated by reference to Post-Effective Amendment No. 17 and Amendment
   No. 19, File Nos. 333-65965 and 811-09003, filed on April 16, 2004, Accession No. 0000950148-04-000753.



 9 Incorporated by reference to Post-Effective Amendment No. 20 and Amendment
   No. 22, File Nos. 333-65965 and 811-09003, filed on August 29, 2005,
   Accession No. 0000950129-05-008801.



10 Incorporated by reference to Post-Effective Amendment No. 18 and Amendment
   No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005,
   Accession No. 0000950134-05-019473.



11 Incorporated by reference to Post-Effective Amendment No. 26 and Amendment
   No. 28, File Nos. 333-65965 and 811-09003, filed on May 1, 2006, Accession No. 0000950129-06-004649.



12 Incorporated by reference to Post-Effective Amendment No. 29 and Amendment
   No. 31, File Nos. 333-65965 and 811-09003, filed on December 12, 2006,
   Accession No. 0000950124-06-007495.



13 Incorporated by reference to Post-Effective Amendment No. 30 and Amendment
   No. 32, File Nos. 333-65965 and 811-09003, filed on April 30, 2007, Accession No. 0000950124-07-002490.



14 Incorporated by reference to Post-Effective Amendment No. 10 and Amendment
   No. 11, File Nos. 333-137882 and 811-09003, filed on April 29, 2008,
   Accession No. 0000950134-08-007757.



15 Incorporated by reference to Post-Effective Amendment No. 32 and Amendment
   No. 34, File Nos. 333-65965 and 811-09003, filed on April 30, 2008, Accession No. 0000950148-08-000121.



16 Incorporated by reference to Pre-Effective Amendment No. 1 and No. 1, File
   Nos. 333-157199 and 811-03859, filed on April 27, 2009, Accession No.
   0000950148-09-000059.



17 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No.
   9, File Nos. 333-137866 and 811-07727, filed on July 21, 2009, Accession No. 0000950123-09-023939.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


(a) The officers and directors of SunAmerica Annuity and Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.



NAME                             POSITION
----                             --------
Jay S. Wintrob                   Director, Chief Executive Officer
Jana W. Greer(1)                 Director and President
Michael J. Akers(2)              Director and Senior Vice President
N. Scott Gillis(1)               Director, Senior Vice President and Chief
                                 Financial Officer
Roger E. Hahn(2)                 Director
Christopher J. Swift(3)          Director
Edwin R. Raquel(1)               Senior Vice President and Chief Actuary
Christine A. Nixon               Senior Vice President and Secretary
Stewart R. Polakov(1)            Senior Vice President and Controller
Mallary L. Reznik                Senior Vice President, General Counsel and Chief
                                 Compliance Officer (Rule 38A-1)
Timothy W. Still(1)              Senior Vice President
Gavin D. Friedman                Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)      Vice President
Rodney A. Haviland(1)            Vice President
Stephen J. Stone(1)              Vice President
Monica F. Suryapranata(1)        Vice President and Variable Annuity Product
                                 Controller
Edward T. Texeria(1)             Vice President
Virginia N. Puzon                Assistant Secretary



--------

  (1)  21650 Oxnard Street, Woodland Hills, CA 91367

  (2)  2929 Allen Parkway, Houston, TX 77019

  (3)  70 Pine Street, New York, NY 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of SunAmerica Annuity and Life Assurance Company ("Depositor"). Depositor is a subsidiary of American International Group, Inc. For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for American International Group, Inc. can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-09-003734 filed March 2, 2009.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of July 1, 2009, the number of Polaris II A-Class, Polaris II Asset Manager and Polaris II A-Class Platinum Series contracts funded by Variable Annuity Account Seven was 27,134 of which 7,533 were qualified contracts and 19,601 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


SunAmerica Annuity and Life Assurance Company



Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's Bylaws ("Bylaws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the

Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the Bylaws.


Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:


    SunAmerica Annuity and Life Assurance Company -- Variable Separate Account


    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    One


    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Two


    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Four


    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Five


    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account Seven


    SunAmerica Annuity and Life Assurance Company -- Variable Annuity Account
    Nine

    First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine

    Anchor Series Trust

    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                               POSITION
------------------                               --------
Peter A. Harbeck            Director
James T. Nichols            Director, President & Chief Executive Officer
Stephen A. Maginn(1)        Director
Frank Curran                Controller
Joseph D. Neary             Chief Compliance Officer
John T. Genoy               Vice President
Mallary L. Reznik(2)        Vice President
Christine A. Nixon(2)       Secretary
Virginia N. Puzon(2)        Assistant Secretary



--------

  * Unless otherwise indicated, the principal business address of SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

  (1)  Principal business address is 21650 Oxnard Street, Woodland Hills, CA
       91367.

  (2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
-----------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Undertakings of the Depositor Regarding Guarantor
-------------------------------------------------

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Seven certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Los Angeles, and State of California, on this 17th day of July, 2009.

                                        VARIABLE ANNUITY ACCOUNT SEVEN
                                        (Registrant)


                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY


                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER


                                        By: SUNAMERICA ANNUITY AND LIFE
                                            ASSURANCE COMPANY

                                            (Depositor)

                                        By:        /s/ JAY S. WINTROB
                                            ------------------------------------
                                            JAY S. WINTROB, CHIEF EXECUTIVE
                                                           OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

*JAY S. WINTROB                   Chief Executive Officer & Director       July 17, 2009
-----------------------------       (Principal Executive Officer)
JAY S. WINTROB


*MICHAEL J. AKERS                  Senior Vice President & Director        July 17, 2009
-----------------------------
MICHAEL J. AKERS


*N. SCOTT GILLIS                        Senior Vice President,             July 17, 2009
-----------------------------     Chief Financial Officer & Director
N. SCOTT GILLIS                     (Principal Financial Officer)


*JANA W. GREER                           President & Director              July 17, 2009
-----------------------------
JANA W. GREER


*CHRISTOPHER J. SWIFT                          Director                    July 17, 2009
-----------------------------
CHRISTOPHER J. SWIFT


*STEWART R. POLAKOV               Senior Vice President & Controller       July 17, 2009
-----------------------------       (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                          Attorney-in-Fact                July 17, 2009
-----------------------------
*MANDA GHAFERI

American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and State of New York, on the 16th day of July, 2009.

                                        By: AMERICAN HOME ASSURANCE COMPANY

                                        By:       /s/ ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




          SIGNATURE                             TITLE                          DATE
          ---------                             -----                          ----

KRISTIAN PHILIP MOOR*                   Director and Chairman              July 16, 2009
-----------------------------
KRISTIAN PHILIP MOOR


JOHN QUINLAN DOYLE*                    Director, President and             July 16, 2009
-----------------------------          Chief Executive Officer
JOHN QUINLAN DOYLE


ROBERT S. SCHIMEK*                Director, Chief Financial Officer,       July 16, 2009
-----------------------------    Senior Vice President and Treasurer
ROBERT S. SCHIMEK


DAVID NEIL FIELDS*                             Director                    July 16, 2009
-----------------------------
DAVID NEIL FIELDS


KENNETH VINCENT HARKINS*                       Director                    July 16, 2009
-----------------------------
KENNETH VINCENT HARKINS


DAVID LAWRENCE HERZOG*                         Director                    July 16, 2009
-----------------------------
DAVID LAWRENCE HERZOG


                                               Director                             , 2009
-----------------------------
LOUIS PHILIP IGLESIAS


ROBERT EDWARD LEWIS*                           Director                    July 16, 2009
-----------------------------
ROBERT EDWARD LEWIS


                                               Director                             , 2009
-----------------------------
MONIKA MARIA MACHON


                                               Director                             , 2009
-----------------------------
CHRISTOPHER LOUIS SPARRO


NICHOLAS SHAW TYLER*                           Director                    July 16, 2009
-----------------------------
NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                        Director                    July 16, 2009
-----------------------------
NICHOLAS CHARLES WALSH


MARK TIMOTHY WILLIS*                           Director                    July 16, 2009
-----------------------------
MARK TIMOTHY WILLIS


By:  /s/ ROBERT S. SCHIMEK                 Attorney-in-Fact                July 16, 2009
     ------------------------
     *ROBERT S. SCHIMEK

                                  EXHIBIT INDEX

EXHIBIT NO.                                      DESCRIPTION
-----------                                      -----------
    (10)        Consent of Independent Registered Public Accounting Firm